March 31, 2002

Semi-Annual Report

[BERGER FUNDS LOGO]

BERGER GROWTH FUND
BERGER LARGE CAP GROWTH FUND
BERGER MID CAP GROWTH FUND
BERGER SMALL COMPANY GROWTH FUND
BERGER NEW GENERATION FUND
BERGER SELECT FUND
BERGER INFORMATION TECHNOLOGY FUND
BERGER INTERNATIONAL FUND
BERGER SMALL CAP VALUE FUND
BERGER MID CAP VALUE FUND
BERGER LARGE CAP VALUE FUND
BERGER BALANCED FUND


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

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Berger funds are presenting a combined Semi-Annual Report which includes Berger
Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger New Generation Fund, Berger Select Fund, Berger Information Technology Fund, Berger International Fund, Berger Small Cap Value Fund, Berger Mid Cap Value Fund, Berger Large Cap Value Fund, and Berger Balanced Fund. This report reflects the financial position of each Fund at March 31, 2002 and the results of their operations and changes in their net assets and financial highlights for the periods indicated, in a single document.

                                                                    Berger Funds

TABLE OF CONTENTS
================================================================================

A Message To Our Shareholders .............................................    4

BERGER FUNDS

Berger Growth Fund ........................................................    6

Berger Large Cap Growth Fund ..............................................   10

Berger Mid Cap Growth Fund ................................................   14

Berger Small Company Growth Fund ..........................................   18

Berger New Generation Fund ................................................   23

Berger Select Fund ........................................................   28

Berger Information Technology Fund ........................................   31

Berger International Fund .................................................   35

Berger Small Cap Value Fund ...............................................   37

Berger Mid Cap Value Fund .................................................   42

Berger Large Cap Value Fund ...............................................   47

Berger Balanced Fund ......................................................   50

FINANCIAL STATEMENTS AND NOTES

Statements of Assets and Liabilities ......................................   54

Statements of Operations ..................................................   56

Statements of Changes in Net Assets .......................................   58

Berger International Fund Financial Statements ............................   62

Berger Funds Notes to Financial Statements ................................   64

Berger International Portfolio Financial Statements .......................   71
     (to be read in conjunction with the Berger International Fund)

Berger International Portfolio Notes to Financial Statements ..............   76

FINANCIAL HIGHLIGHTS ......................................................   79

Fund Trustees/Directors and Officers (Unaudited) ..........................   90


This material must be preceded or accompanied by a prospectus for the Berger Funds, which contains more complete information, including risks, fees and expenses. Please read it carefully before you invest. Berger Distributors LLC (5/02) www.bergerfunds.com


                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

4

A MESSAGE TO OUR
SHAREHOLDERS
================================================================================

DEAR BERGER INVESTOR:

The semi-annual period from October 1, 2001 to March 31, 2002 was yet another difficult one for investors, particularly for those in growth-oriented products. Despite participation by both our growth and value funds in the stock market rally of the fourth quarter, we remain very dissatisfied with our growth funds' performance as they continued to lag both their respective peer groups and index benchmarks.

The number one priority of the Berger growth team is to achieve competitive performance for all the growth products. That team has significant incentives to do so and continued underperformance is not acceptable to this organization. A complete review of the investment process has been completed and they are reacting to those results.

In addition, we are consolidating some of the growth funds to better focus the growth research and analytical resources on core growth portfolios and to achieve cost economies by creating the larger asset base that comes from having two funds covering similar investment objectives rather than four. Under shareholder approval that we hope to achieve in May, Berger New Generation Fund will be reorganized into the Berger Mid Cap Growth Fund and Berger Select Fund will be reorganized into the Berger Growth Fund.

Mark Sunderhuse, who managed the Berger New Generation Fund and Berger Mid Cap Growth Fund, resigned in December. Those funds are now being managed by Jay Tracey and Paul LaRocco and they will continue to manage Berger Mid Cap Growth after the pending reorganization.

The Berger Select Fund continues to be managed by Tracey, LaRocco and Steve Fossel. The Berger Growth Fund will continue to be managed by Tracey after its reorganization with Select.

In addition, the Berger Balanced Fund will be managed by our large cap value team headed by Bill Schaff effective June 1, 2002.

Below we discuss other changes to the Berger organization that will present new opportunities for Berger investors in the future. It is important to understand that the Berger growth team has no involvement in these activities. Their only focus is to return the growth funds to competitive performance levels.

At year-end 2001, Berger closed on its acquisition of San Francisco-based Bay Isle Financial Corporation. Bay Isle Financial has 15 years of experience managing a large cap value separate account business. Berger extended this experience to fund investors by launching the Berger Large Cap Value Fund last October with Bay Isle's Bill Schaff at the helm. A seasoned veteran and Bay Isle co-founder, Bill has spearheaded management of the firm's large cap value initiatives since its inception in 1986.

Schaff's extensive investment experience makes him a great addition to Berger and, in particular to our value investment team. His leadership has also allowed us to extend our capabilities in the small cap value arena. Since the closure of the initial and very successful Berger Small Cap Value Fund in early 2000, investors have told us that they're still interested in a small cap value offering from Berger. In response to this investor interest, we recently debuted the Berger Small Cap Value Fund II under the direction of a new team led by Bill Schaff.

Bay Isle follows a rigorous definable investment process based on their own proprietary models and research. The firm's investment philosophy centers on the idea that companies with strong fundamentals and management will outperform all others over time. Due to a variety of reasons, we believe these companies can often be found at discounts to fair value, enhancing their potential return to shareholders. Bay Isle's investment process seeks to capitalize on these opportunities by using extensive fundamental analysis, which focuses on cash flow, growth, balance sheet management and strength, as well as in-depth knowledge of the respective industry. Bay Isle maintains regular communication with management in order to constantly evaluate company strategies and execution over time, and also adheres to a strict sell discipline.

In addition to our acquisition of Bay Isle, Berger recently acquired Enhanced Investment Technologies LLC (INTECH). INTECH is an institutional money manager that utilizes a separate and distinct non-fundamental, mathematically driven investment process.

Founded in 1987, INTECH is a mathematical strategies firm with headquarters in Palm Beach Gardens, Florida and research facilities in Princeton, New Jersey. INTECH employs a highly disciplined, mathematical investment strategy designed to attempt to achieve long-term returns in excess of the target benchmark, while reducing the risk of significant underperformance. With more than $6 billion in assets under management as of March 31, 2002, INTECH has one of the longest track records in the industry in terms of bringing this approach to institutional domestic equity management. We hope to introduce new Berger-branded retail products utilizing this unique investment approach in the near future.*

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

================================================================================

With the expectation of a lower return environment going forward, we believed it was important for Berger to develop a broader set of capabilities. These two new relationships will continue to present new opportunities for our investors to diversify their investments.

In light of these two acquisitions, Berger's traditional function of supporting the growth product has evolved to a broader role. To reflect our changing company, we recently changed our corporate name from Berger LLC to Berger Financial Group LLC. We feel this new name better reflects our transition to a manager and distributor of a wide spectrum of investment products.

As always, your investment in Berger Funds is greatly appreciated. We will not be satisfied with anything we do until the growth funds return to competitive performance levels.

Sincerely,

/s/ JACK R. THOMPSON

Jack R. Thompson
President

*This letter shall not constitute an offer of any securities utilizing the INTECH mathematical investment strategy.

Past performance is no guarantee of future results. Investments in small company stocks may involve greater risks, including price volatility, and rewards than investments in larger companies. The Berger Small Cap Value Fund II is not a clone of the Berger Small Cap Value Fund. The portfolio management team, holdings, risks and performance will differ.

This material must be preceded or accompanied by a prospectus for Berger Funds that contains more complete information including risks, fees and expenses. Please read it carefully before you invest.

Berger Distributors LLC (5/02)


                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

6

                             Ticker Symbol                                 BEONX
BERGER                       Fund Number                                      43
GROWTH FUND                  PORTFOLIO MANAGER COMMENTARY     JAY W. TRACEY, CFA
================================================================================

MARKET CONDITIONS

Following the market low on September 21, 2001, in the aftermath of the September 11 terrorist attacks, the stock market rallied through the December quarter and the first week of 2002, as evidence suggested that the economy was rebounding more quickly than expected. Prospects that the economic downturn may be coming to an end brightened over the December quarter, supporting the market's rally. By early January and through most of the first quarter, however, continued good economic news was overshadowed by a new crisis of confidence brought about by the Enron bankruptcy and, by March, concerns related to the escalating Middle Eastern conflict. By the end of the period, the market was down from its earlier highs but still up from last September's lows.

FUND PERFORMANCE

The Berger Growth Fund (the "Fund") gained 11.37% over the six-month period, compared with a gain of 12.88% for its benchmark, the Russell 3000 Growth Index(1) and a 10.97% gain in the S&P 500 Index.(2) The Fund outperformed relative to its benchmark in the December quarter when the market rallied but gave back its relative performance gains during the March quarter. The Fund's relative performance benefited primarily from its holdings in the healthcare, consumer and energy sectors and was offset by negative contributions mainly in the technology sector.

As was true at the beginning of the period, the Fund's meaningful sector overweightings, relative to its benchmark, are consumer cyclicals and healthcare, and its meaningful underweightings are basic materials, consumer staples, financials and technology. During the period, however, exposures were reduced a bit in financials and technology and increased slightly in energy.

Healthcare remains the Fund's largest sector, and though its weighting did not change, its composition did. We reduced biotechnology exposure, for example, mainly to reduce risk, and we added moderately to pharmaceutical, hospital, distributor and medical products/supplies companies. This sector was the Fund's largest positive contributor with gains in a number of holdings including Baxter International, Inc. and Genentech, Inc. Relative performance was hurt by Invitrogen Corp., which suffered from weak first-quarter sales of its research kits and reagents. We believe that demand for the company's products is likely to recover in the near term, so we have stayed with the position. Sepracor, Inc. also suffered a major decline on news the company's new product would not receive FDA approval as expected. We continue to hold only a modest position in the company.

Though the Fund is not overweighted in consumer stocks in general, it is overweighted in consumer cyclical stocks, which were positive contributors. Consumer spending defied expectations and remained strong post-September 11. The Fund's strongest performers were Best Buy Co., Inc., a leading consumer electronics retailer, and P.F. Chang's China Bistro, Inc., a rapidly growing restaurant chain. On the negative side, cable television stocks were disappointing performers. Comcast Corp., Charter Communications, Inc. and Cox Communications, Inc. all traded down during the period and hurt Fund performance. We attribute this weakness primarily to investor concerns about corporate debt that have surfaced since Enron collapsed. Cable television companies often have funded their capital requirements, to a significant extent, with debt. We do not view this as a real business problem and did not sell the stocks.

Technology was a source of underperformance. Despite being underweighted in the sector, the volatility of technology stocks created a disproportionate drag on Fund performance. Technology stocks enjoyed a rally during the December quarter, along with the market, but in March traded down, again with the market and despite continued good economic news. Toward the end of the March quarter, a variety of technology companies preannounced weakness in sales, indicating that a recovery in information technology spending is lagging the improvement in the economy generally. During the period, we reduced exposure to enterprise software vendors, which are directly affected by information technology spending trends, and added to semiconductor and semiconductor capital equipment vendors who are reporting significant improvements in their orders. We also reduced exposure to companies that sell to communications carriers, as a recovery in telecom capital spending appears as if it will lag enterprise capital spending. Losers during the period include Peregrine Systems, Inc. which declined significantly after announcing a major shortfall in their December quarterly results. In our opinion, the news indicated a failure of management and the stock was sold. VeriSign, Inc. also declined significantly, in large part because of concerns about its Internet domain name registration business, and the position was reduced in November and again in January. We maintained a small holding because we believe the company remains well-positioned for the long term.

Tyco International Ltd. was the Fund's other major disappointment. A large position going into January, its decline of 45.1% had a negative performance impact that was greater than the Fund's performance shortfall for the entire period. However, in light of the company's long-term record, it was retained in the portfolio.

OUTLOOK

The news on the economic front has been stronger than expected. This bodes well for prospects of a rebound in corporate profits. In our opinion, corporations have achieved such significant cost reductions that it will not take dramatic revenue growth or better pricing power to produce a meaningful rebound in profit margins. If, as we believe, corporate profits are poised for a healthy rebound, then the stock market in general--and growth stocks in particular--should be poised to do better over the balance of this year and into the next.


Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER GROWTH FUND - GROWTH OF $10,000

                                    [GRAPH]

                                3/31/02
Berger Growth Fund              $17,871

Russell 3000 Growth Index       $34,679

S&P 500 Index                   $29,568

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year               (13.23)%

Five Year                1.70%

Ten Year                 5.98%

(1) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) The Standard and Poor's 500 Index is a market capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is a no guarantee of future results. Investments returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at berger.com for more current performance information.

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.85%)
Aerospace/Defense (0.83%)
      55,000     Northrop Grumman Corp.                             $  6,217,750
--------------------------------------------------------------------------------

Banks - Super Regional (0.68%)
      85,000     Northern Trust Corp.                                  5,109,350
--------------------------------------------------------------------------------

Beverages - Soft Drinks (1.83%)
     266,500     Pepsico, Inc.                                        13,724,750
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (2.00%)
     400,000     The Corporate Executive Board Co.*                   15,004,400
--------------------------------------------------------------------------------

Commercial Services - Schools (1.08%)
     191,600     Education Management Corp.*                           8,079,772
--------------------------------------------------------------------------------

Computer - Manufacturers (1.67%)
     120,000     International Business
                 Machines Corp.                                       12,480,000
--------------------------------------------------------------------------------
                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.85%) - CONTINUED
Computer - Networking (0.77%)
     200,000     Cisco Systems, Inc.*                               $  3,386,000
     200,000     McDATA Corp. - Class A*                               2,374,000
--------------------------------------------------------------------------------
                                                                       5,760,000
--------------------------------------------------------------------------------

Computer - Services (1.12%)
     112,030     Anteon International Corp.*                           2,330,224
     120,000     Photon Dynamics, Inc.*                                6,106,800
--------------------------------------------------------------------------------
                                                                       8,437,024
--------------------------------------------------------------------------------

Computer Software - Desktop (3.22%)
     300,000     Borland Software Corp.*                               3,903,000
     336,050     Microsoft Corp.*                                     20,267,175
--------------------------------------------------------------------------------
                                                                      24,170,175
--------------------------------------------------------------------------------

Computer Software - Enterprise (4.31%)
     750,000     J.D. Edwards & Co.*                                  13,530,000
     230,000     Peoplesoft, Inc.*                                     8,401,900
     500,000     SeeBeyond Technology Corp.*                           3,825,000
     150,000     VERITAS Software Corp.*                               6,574,500
--------------------------------------------------------------------------------
                                                                      32,331,400


                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

BERGER
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.85%) - CONTINUED
Computer Software - Security (0.81%)
     200,000     Check Point Software
                 Technologies Ltd.*                                 $  6,080,000
--------------------------------------------------------------------------------

Diversified Operations (3.04%)
     280,000     AOL Time Warner, Inc.*                                6,622,000
     500,000     Tyco International Ltd.                              16,160,000
--------------------------------------------------------------------------------
                                                                      22,782,000
--------------------------------------------------------------------------------

Electrical - Equipment (2.25%)
     450,000     General Electric Co.                                 16,852,500
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (0.63%)
     130,000     Celestica, Inc.*                                      4,713,800
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (2.34%)
     200,000     Applied Materials, Inc.*                             10,854,000
     100,000     Kla-Tencor Corp.*                                     6,650,000
--------------------------------------------------------------------------------
                                                                      17,504,000
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (2.34%)
     230,000     Intel Corp.                                           6,994,300
     240,000     Intersil Corp. - Class A*                             6,804,000
     208,950     RF Micro Devices, Inc.*                               3,740,205
--------------------------------------------------------------------------------
                                                                      17,538,505
--------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (0.51%)
     100,000     Americredit Corp.*                                    3,799,000
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (1.10%)
130,000          Freddie Mac                                           8,238,100
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (3.84%)
     510,000     Concord EFS, Inc.*                                   16,957,500
     155,000     Investors Financial Services Corp.                   11,787,750
--------------------------------------------------------------------------------
                                                                      28,745,250
--------------------------------------------------------------------------------

Insurance - Diversified (1.88%)
     195,000     American International Group, Inc.                   14,067,300
--------------------------------------------------------------------------------

Internet - Security/Solutions (0.90%)
     250,000     VeriSign, Inc.*                                       6,750,000
--------------------------------------------------------------------------------

Media - Cable/Satellite TV (6.58%)
     750,000     Charter Communications, Inc.*                         8,467,500
     360,000     Comcast Corp. - Special Class A                      11,448,000
     220,000     Cox Communications, Inc. - Class A*                   8,280,800
     210,000     EchoStar Communications Corp. -
                 Class A*                                              5,947,200
   1,200,000     Liberty Media Corp. - Class A*                       15,168,000
--------------------------------------------------------------------------------
                                                                      49,311,500
--------------------------------------------------------------------------------
                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.85%) - CONTINUED
Media - Radio/TV (1.66%)
     180,000     Univision Communications, Inc. -
                 Class A*                                           $  7,560,000
     100,000     Viacom, Inc. - Class B*                               4,837,000
--------------------------------------------------------------------------------
                                                                      12,397,000
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (5.00%)
     150,000     Abgenix, Inc.*                                        2,833,500
     150,000     Amgen, Inc.*                                          8,952,000
     235,000     Celgene Corp.*                                        5,816,250
      61,000     IDEC Pharmaceuticals Corp.*                           3,922,300
     105,000     Invitrogen Corp.*                                     3,603,600
     470,000     Medarex, Inc.*                                        7,580,630
     120,000     Medimmune, Inc.*                                      4,719,600
--------------------------------------------------------------------------------
                                                                      37,427,880
--------------------------------------------------------------------------------

Medical - Drug/Diversified (2.29%)
     165,000     Abbott Laboratories                                   8,679,000
     130,000     Johnson & Johnson                                     8,443,500
--------------------------------------------------------------------------------
                                                                      17,122,500
--------------------------------------------------------------------------------

Medical - Ethical Drugs (11.18%)
     250,000     King Pharmaceuticals, Inc.*                           8,752,500
     786,790     Pfizer, Inc.                                         31,267,035
     430,000     Pharmacia Corp.                                      19,384,400
     370,000     Wyeth                                                24,290,500
--------------------------------------------------------------------------------
                                                                      83,694,435
--------------------------------------------------------------------------------

Medical - Genetics (2.15%)
     230,000     Genentech, Inc.*                                     11,603,500
     200,000     Millenium Pharmaceuticals, Inc.*                      4,462,000
--------------------------------------------------------------------------------
                                                                      16,065,500
--------------------------------------------------------------------------------

Medical - Hospitals (3.98%)
     500,000     Health Management
                 Associates, Inc. - Class A*                          10,365,000
     290,000     Tenet Healthcare Corp.*                              19,435,800
--------------------------------------------------------------------------------
                                                                      29,800,800

Medical - Products (2.72%)
     243,000     Baxter International, Inc.                           14,463,360
     100,000     Medtronic, Inc.                                       4,521,000
      71,200     Sepracor, Inc.*                                       1,381,280
--------------------------------------------------------------------------------
                                                                      20,365,640
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Supplies (2.04%)
     120,000     AmerisourceBergen Corp.                               8,196,000
     100,000     Cardinal Health, Inc.                                 7,089,000
--------------------------------------------------------------------------------
                                                                      15,285,000
--------------------------------------------------------------------------------

Oil & Gas - International Integrated (0.97%)
     200,000     Suncor Energy, Inc.                                   7,232,000
--------------------------------------------------------------------------------

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.85%) - CONTINUED
Oil & Gas - Machinery & Equipment (1.65%)
     260,000     Weatherford International, Inc.*                   $ 12,383,800
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (0.75%)
     130,000     AnnTaylor Stores Corp.*                               5,618,600
--------------------------------------------------------------------------------

Retail - Consumer Electronics (1.69%)
     160,000     Best Buy Co., Inc. *                                 12,672,000
--------------------------------------------------------------------------------

Retail - Major Discount Chains (2.05%)
     250,000     Wal-Mart Stores, Inc.                                15,322,500
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (0.99%)
     220,000     Bed Bath & Beyond, Inc.*                              7,425,000
--------------------------------------------------------------------------------

Retail - Restaurants (4.38%)
     600,000     Brinker International, Inc.*                         19,446,000
     200,000     P.F. Chang's China Bistro, Inc.*                     13,326,000
--------------------------------------------------------------------------------
                                                                      32,772,000
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (1.95%)
     300,000     Home Depot, Inc.                                     14,583,000
--------------------------------------------------------------------------------
Telecommunications - Equipment (2.29%)

     370,000     Nokia Corp. - Spon. ADR                               7,673,800
     113,000     QUALCOMM, Inc.*                                       4,253,320
     200,000     UTStarcom, Inc.*                                      5,246,000
--------------------------------------------------------------------------------
                                                                      17,173,120
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (0.38%)
     280,000     Sprint Corp. (PCS Group)*                             2,881,200
--------------------------------------------------------------------------------
Total Common Stock
(Cost $686,779,845)                                                  687,918,551
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.67%)
 $20,000,000     Freddie Mac Discount Note;  1.70%,
                 4/1/2002                                           $ 20,000,000
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $20,000,000)                                                    20,000,000
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (5.38%)
 $40,265,000     State Street Repurchase Agreement,
                 1.73% dated March 28, 2002,
                 to be repurchased at $40,272,740
                 on April 1, 2002, collateralized by
                 Fannie Mae Agency Note, 4.00% -
                 August 15, 2003 with a value of
                 $41,073,182                                          40,265,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $40,265,000)                                                    40,265,000
--------------------------------------------------------------------------------
Total Investments (Cost $747,044,845) (99.90%)                       748,183,551
Total Other Assets, Less Liabilities (0.10%)                             736,949
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $748,920,500
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.

See notes to financial statements.

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

10

BERGER LARGE CAP
GROWTH FUND                  Ticker Symbol                                 BEOOX
                             Fund Number                                      44
                             PORTFOLIO MANAGER COMMENTARY  STEVEN L. FOSSEL, CFA
================================================================================

MARKET CONDITIONS

Following the market low on September 21, 2001, in the aftermath of the September 11 terrorist attacks, the stock market rallied through the December quarter and the first week of 2002, as evidence suggested that the economy was rebounding more quickly than expected. Prospects that the economic downturn may be coming to an end brightened over the December quarter, supporting the market's rally. By early January and through most of the first quarter, however, continued good economic news was overshadowed by a new crisis of confidence brought about by the Enron bankruptcy and, by March, concerns related to the escalating Middle Eastern conflict. By the end of the period, the market was down from its earlier highs but still up from last September's lows.

FUND PERFORMANCE

Against this backdrop, the Berger Large Cap Growth Fund (the "Fund") gained 7.50% compared with a gain of 12.16% for its benchmark, the Russell 1000 Growth Index,(1) and a 10.97% gain in the S&P 500 Index.(2)

The main reason for the Fund's underperformance was stocks that were caught up in Enron-related accounting, liquidity and balance sheet scares. Tyco International Ltd., one of the Fund's larger holding, suffered significantly as a result of these issues. We were surprised by the intensity of negative press reports on Tyco and the magnitude of its decline given the company's track record and a recent SEC review that found no major accounting issues. However, in light of the company's long-term record, it was retained in the portfolio. Dynegy, Inc. and The Williams Cos., Inc., two of Enron's direct competitors also significantly hurt the Fund's performance. Rather than gaining market share from Enron, their businesses and stocks declined in sympathy and were sold. Charter Communications, Inc., a cable television company, and Sprint Corp. (PCS Group), a wireless services company, both suffered as a result of their leveraged balance sheets and funding requirements. We held both stocks as we believe these issues are exaggerated and that their growth prospects remain intact.

Technology stocks saw a strong rally during the December quarter as economic news improved, and we increased the Fund's exposure early in the period. But despite continued positive news, they traded down during the March quarter as corporate capital spending lagged.

Several software holdings suffered large declines, including VeriSign, Inc., an internet security company, and Amdocs Ltd., which sells billing software to telecommunications providers. In both cases we reduced positions to manage risk but continue to hold some stock as we believe short-term soft demand from enterprise customers will reverse itself if corporate profits and the economy continue to improve. These companies could be prime beneficiaries of this improvement, as they are leaders in their respective segments. Semiconductor stocks were better performers in general as inventory issues have been worked through and some signs of better end-market demand are beginning to appear. Texas Instruments, Inc. and KLA-Tencor Corp. made positive contributions to performance.

The Fund's healthcare holdings performed well but only partially offset declines in other areas. Pharmacia Corp. and Wyeth (formerly American Home Products Corp.) were strong performers as they continued to meet earnings expectations. Johnson & Johnson, a new holding, benefited from positive data on its drug-coated stent. The Fund's hospital holdings, Tenet Healthcare Corp. and HCA, Inc., did well as a result of continued strong pricing and volume trends.

The Fund's consumer holdings posted mixed results. Kroger Corp., a food retailer, performed poorly as sales growth slowed and was sold. Viacom, Inc. and Omnicom Group, Inc. did well as corporations started to increase advertising expenditures.

Financial companies were also positive contributors to performance this period, and we used this opportunity to take profits in several stocks, including Capital One Financial Corp. (sold during the period). We also sold Fannie Mae, Washington Mutual, Inc. and significantly reduced the Fund's position in Freddie Mac, as we felt the mortgage refinancing cycle had reached its peak. We increased the Fund's exposure to market-sensitive names such as Goldman Sachs Group, Inc., Morgan Stanley Dean, Witter & Co. and Citigroup, Inc., which helped the Fund's performance.

Telecom services performed poorly in general, and the Fund suffered declines in Qwest Communications International, Inc., and Sprint Corp. (PCS Group). We sold the Qwest holdings as we expect the difficult environment for them to continue. We sold a portion of the PCS position before the stock's sharp decline. We held the rest because we believe the market overreacted to liquidity fears.

In other areas the fund posted positive results. In energy, Suncor Energy, Inc. And Weatherford International, Inc. did well as commodity prices improved. Defense stocks such as Raytheon Co. did well as defense budget growth may accelerate going forward.

OUTLOOK

The news on the economic front has been stronger than expected. This bodes well for prospects of a rebound in corporate profits. In our opinion, corporations have achieved such significant cost reductions that it will not take dramatic revenue growth or better pricing power to produce a meaningful rebound in profit margins. If, as we believe, corporate profits are poised for a healthy rebound, then the stock market in general--and growth stocks in particular--should be poised to do better over the balance of this year and into the next.


Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER LARGE CAP GROWTH FUND - GROWTH OF $10,000

                                    [GRAPH]

                                3/31/02
Berger Growth Fund              $25,461

Russell 1000 Growth Index       $30,650

S&P 500 Index                   $34,679

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year               (12.54)%

Five Year                8.45%

Ten Year                 9.80%

(1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) The Standard and Poor's 500 Index is a market capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is a no guarantee of future results. Investments returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at berger.com for more current performance information.

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.29%)
Aerospace/Defense (1.95%)
      29,000     Northrop Grumman Corp.                              $ 3,278,450
      72,300     Raytheon Co.                                          2,967,915
--------------------------------------------------------------------------------
                                                                       6,246,365
--------------------------------------------------------------------------------

Banks - Money Center (2.14%)
     138,012     Citigroup, Inc.                                       6,834,355
--------------------------------------------------------------------------------

Banks - Super Regional (2.28%)
      48,780     Fifth Third Bancorp.                                  3,291,674
      66,210     Northern Trust Corp.                                  3,979,884
--------------------------------------------------------------------------------
                                                                       7,271,558
--------------------------------------------------------------------------------

Beverages - Soft Drinks (1.57%)
      97,700     Pepsico, Inc.                                         5,031,550
--------------------------------------------------------------------------------

Commercial Services - Advertising (1.51%)
      51,240     Omnicom Group, Inc.                                   4,837,056
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (0.50%)
      60,000     Accenture Ltd. - Class A*                             1,602,000
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.29%) - CONTINUED
Computer - Manufacturers (2.45%)
     120,000     Dell Computer Corp.*                                $ 3,133,200
      45,050     International Business
                 Machines Corp.                                        4,685,200
--------------------------------------------------------------------------------
                                                                       7,818,400
--------------------------------------------------------------------------------

Computer - Networking (2.14%)
      60,000     Brocade Communications
                 Systems, Inc.*                                        1,620,000
     308,738     Cisco Systems, Inc.*                                  5,226,935
--------------------------------------------------------------------------------
                                                                       6,846,935
--------------------------------------------------------------------------------

Computer - Services (0.92%)
     110,000     Amdocs Ltd.*                                          2,931,500
--------------------------------------------------------------------------------
Computer Software - Desktop (3.88%)

     205,620     Microsoft Corp.*                                     12,400,942
--------------------------------------------------------------------------------

Computer Software - Enterprise (1.66%)
     221,580     Oracle Corp.*                                         2,836,224
      56,200     VERITAS Software Corp.*                               2,463,246
--------------------------------------------------------------------------------
                                                                       5,299,470
--------------------------------------------------------------------------------

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

12

BERGER LARGE CAP
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.29%) - CONTINUED
Computer Software - Security (1.54%)
     162,020     Check Point Software
                 Technologies Ltd.*                                  $ 4,925,408
--------------------------------------------------------------------------------

Diversified Operations (4.29%)
     234,480     AOL Time Warner, Inc.*                                5,545,452
     252,240     Tyco International Ltd.                               8,152,397
--------------------------------------------------------------------------------
                                                                      13,697,849

Electrical - Equipment (3.84%)
     327,080     General Electric Co.                                 12,249,146
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (1.28%)
     113,200     Celestica, Inc.*                                      4,104,632
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (2.47%)
      31,000     Applied Materials, Inc.*                              1,682,370
      93,420     KLA-Tencor Corp.*                                     6,212,430
--------------------------------------------------------------------------------
                                                                       7,894,800
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (6.06%)
      78,000     Analog Devices, Inc.*                                 3,513,120
     205,000     Intel Corp.                                           6,234,050
      44,600     Intersil Corp. - Class A*                             1,264,410
      89,000     Micron Technology, Inc.*                              2,928,100
     163,400     Texas Instruments, Inc.                               5,408,540
--------------------------------------------------------------------------------
                                                                      19,348,220
--------------------------------------------------------------------------------

Finance - Investment Brokers (2.42%)
      47,500     Goldman Sachs Group, Inc.                             4,286,875
      59,870     Morgan Stanley Dean Witter & Co.                      3,431,150
--------------------------------------------------------------------------------
                                                                       7,718,025
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (1.38%)
      69,600     Freddie Mac                                           4,410,552
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (2.04%)
     195,600     Concord EFS, Inc.*                                    6,503,700
--------------------------------------------------------------------------------

Insurance - Diversified (2.14%)
      94,850     American International Group, Inc.                    6,842,479
--------------------------------------------------------------------------------

Internet - Security/Solutions (1.65%)
     195,000     VeriSign, Inc.*                                       5,265,000
--------------------------------------------------------------------------------

Leisure Services (0.71%)
      70,000     Carnival Corp.                                        2,285,500
--------------------------------------------------------------------------------

Media - Cable/Satellite TV (4.31%)
     139,229     Charter Communications, Inc.*                         1,571,895
     141,990     Comcast Corp. - Special Class A                       4,515,282
     157,000     EchoStar Communications Corp. -
                 Class A*                                              4,446,240
     256,600     Liberty Media Corp. - Class A*                        3,243,424
--------------------------------------------------------------------------------
                                                                      13,776,841
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.29%) - CONTINUED
Media - Radio/TV (2.27%)
      66,000     Clear Channel
                 Communications, Inc.*                               $ 3,393,060
      80,000     Viacom, Inc. - Class B*                               3,869,600
--------------------------------------------------------------------------------
                                                                       7,262,660
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (2.07%)
     110,540     Amgen, Inc.*                                          6,597,027
--------------------------------------------------------------------------------

Medical - Drug/Diversified (2.38%)
      75,000     Abbott Laboratories                                   3,945,000
      56,100     Johnson & Johnson                                     3,643,695
--------------------------------------------------------------------------------
                                                                       7,588,695
--------------------------------------------------------------------------------

Medical - Ethical Drugs (9.43%)
     304,230     Pfizer, Inc.                                         12,090,100
     190,730     Pharmacia Corp.                                       8,598,108
     143,830     Wyeth                                                 9,442,440
--------------------------------------------------------------------------------
                                                                      30,130,648
--------------------------------------------------------------------------------

Medical - Genetics (2.43%)
     153,640     Genentech, Inc.*                                      7,751,138
--------------------------------------------------------------------------------

Medical - Hospitals (4.35%)
     126,000     HCA, Inc.                                             5,554,080
     124,550     Tenet Healthcare Corp.*                               8,347,341
--------------------------------------------------------------------------------
                                                                      13,901,421
--------------------------------------------------------------------------------

Medical - Products (2.57%)
     111,300     Baxter International, Inc.                            6,624,576

      35,190     Medtronic, Inc.                                       1,590,940
--------------------------------------------------------------------------------
                                                                       8,215,516

Medical - Wholesale Drugs/Supplies (1.84%)
      83,000     Cardinal Health, Inc.                                 5,883,870
--------------------------------------------------------------------------------

Metal Ores - Miscellaneous (0.50%)
      42,000     Alcoa, Inc.                                           1,585,080
--------------------------------------------------------------------------------

Oil & Gas - Drilling (1.00%)
      98,000     GlobalSantaFe Corp.                                   3,204,600
--------------------------------------------------------------------------------

Oil & Gas - International Integrated (1.92%)
      87,870     Suncor Energy, Inc.                                   3,177,379
      38,530     TotalFinaElf SA - Spon. ADR                           2,951,398
--------------------------------------------------------------------------------
                                                                       6,128,777

Oil & Gas - Machinery & Equipment (1.20%)
      80,440     Weatherford International, Inc.*                      3,831,357
--------------------------------------------------------------------------------

Retail - Consumer Electronics (1.49%)
      60,000     Best Buy Co., Inc.*                                   4,752,000
--------------------------------------------------------------------------------

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (98.29%) - CONTINUED
Retail - Major Discount Chains (3.24%)
      50,620     Target Corp.                                       $  2,182,734
     133,000     Wal-Mart Stores, Inc.                                 8,151,570
--------------------------------------------------------------------------------
                                                                      10,334,304
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (2.44%)
      80,000     Home Depot, Inc.                                      3,888,800
      90,000     Lowe's Companies, Inc.                                3,914,100
--------------------------------------------------------------------------------
                                                                       7,802,900
--------------------------------------------------------------------------------

Telecommunications - Equipment (2.34%)
     226,144     Nokia Corp. - Spon. ADR                               4,690,226
      73,790     QUALCOMM, Inc.*                                       2,777,456
--------------------------------------------------------------------------------
                                                                       7,467,682
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (0.65%)
     202,280     Sprint Corp. (PCS Group)*  2,081,461
--------------------------------------------------------------------------------

Transportation - Air Freight (1.04%)
      57,000     FedEx Corp.*                                          3,311,700
--------------------------------------------------------------------------------
Total Common Stock

(Cost $318,378,291)                                                  313,973,119
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (2.84%)
  $9,073,000     State Street Repurchase Agreement,
                 1.73% dated March 28, 2002,
                 to be repurchased at $9,074,744
                 on April 1, 2002, collateralized by
                 Freddie Mac Agency Note, 4.75% -
                 June 4, 2003 with a value of
                 $9,258,940                                            9,073,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $9,073,000)                                                      9,073,000
--------------------------------------------------------------------------------
Total Investments (Cost $327,451,291) (101.13%)                      323,046,119
Total Other Assets, Less Liabilities (-1.13%)                         (3,623,223)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $319,422,896
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.

See notes to financial statements.

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

14

BERGER MID CAP
GROWTH FUND                  Ticker Symbol                                 BEMGX
                             Fund Number                                     215
                             PORTFOLIO MANAGER COMMENTARY     JAY W. TRACEY, CFA
                                                             PAUL A LAROCCO, CFA
================================================================================

MARKET CONDITIONS

Following the market low on September 21, 2001, in the aftermath of the September 11 terrorist attacks, the stock market rallied through the December quarter and the first week of 2002, as evidence suggested that the economy was rebounding more quickly than expected. Prospects that the economic downturn may be coming to an end brightened over the December quarter, supporting the market's rally. By early January and through most of the first quarter, however, continued good economic news was overshadowed by a new crisis of confidence brought about by the Enron bankruptcy and, by March, concerns related to the escalating Middle Eastern conflict. By the end of the period, the market was down from its earlier highs but still up from last September's lows.

FUND PERFORMANCE

The Berger Mid Cap Growth Fund (the "Fund") gained 13.20% over the six-month period ended March 31, 2002, compared with a gain of 24.82% for its benchmark, the Russell Midcap Growth Index,(1) and a 25.88% gain in the S&P MidCap 400 Index.(2) The Fund moderately outperformed during the December quarter when the market rallied but underperformed by a larger margin in the subsequent March-quarter market decline.

The new portfolio management team made significant changes to the Fund's portfolio after assuming responsibility at year-end. Most important was that the Fund's weightings in the technology and healthcare sectors were reduced, while its consumer and financial weightings were increased. Cash equivalents were higher than normal as the Fund's repositioning involved more selling than buying. However, the changes were made during the March quarter so Fund performance was not greatly impacted.

The weakness in wireless services stocks that hurt the Fund's March-quarter relative performance was significant enough to have been a major factor in the Fund's underperformance over the entire semiannual period. The Fund's holdings in UbiquiTel, Inc. and Alamosa Holdings, Inc., which are Sprint PCS-affiliated regional providers of wireless personal communications services, performed very poorly, in large part because Enron-related fears about debt took these stocks down. We believe those fears are overblown and did not sell these positions.

The Fund also suffered losses in the financial services area. Two of the Fund's holdings in this area were particularly disappointing. NextCard, Inc., a provider of Internet-based consumer credit, reported late last year that its losses caused by fraud were much higher than previously disclosed, and the stock collapsed. The integrity and credibility of management, as well as the viability of the company, in our opinion, became suspect and we sold the position. CheckFree Corp., a provider of electronic billing and payment services, was also a disappointing stock. It is a relatively early-stage company generating relatively little in current earnings. We concluded that despite strong growth in revenues, the lack of current earnings would likely keep the stock from gaining investor favor in the near to intermediate future, and we sold the position. On the positive side, the Fund enjoyed a strong gain from its position in Americredit Corp., which provides used-car financing.

Technology posted mixed results during the period. The sector was generally strong through year-end but weakened considerably with the market in the March quarter. Over the semiannual period, the Fund did best in the semiconductor and semiconductor equipment areas, where evidence of a cyclical recovery continued to mount as the March quarter unfolded. Though many software stocks weakened toward the end of the March quarter, the Fund benefited from gains in this area over the period. An exception to this was our holding in SignalSoft Corp., a small, emerging provider of software to the wireless services industry. The stock performed badly in sympathy with its customers and was sold. Another loser was Multilink Technology Corp., which, like SignalSoft, is an early-stage company without current earnings that we sold in the March quarter.

Healthcare also generated mixed results for the Fund and was a roughly neutral contributor to the Fund's relative performance over the period. The Fund's biotechnology stocks produced good gains in the December quarter when the market advanced but weakened in the correction of the March quarter. Invitrogen was particularly weak after the company announced disappointing sales of its research kits and reagents. We believe that demand for the company's products is likely to recover in the near to intermediate term, and considering the lower stock price, we decided to stay with the position.

In the consumer area, restaurant stocks were particularly strong. Industry fundamentals have been improving, and a number of companies are reporting strong sales and earnings. Panera Bread Co. moved up in price and was sold based on a valuation that had become too rich. Brinker International, Inc., best known for its Chili's restaurants, made a positive contribution, as did the Fund's holding in AFC Enterprises, Inc. Offsetting some of that strength was weakness in the cable TV area, in which, for example, the Fund's holding in Charter Communications, Inc. was down on debt and accounting fears. In general the consumer sector did well, and, although the Fund was underweighted in the sector in the December quarter, we made additions during the March quarter.

OUTLOOK

The news on the economic front has been stronger than expected. This bodes well for prospects of a rebound in corporate profits. In our opinion, corporations have achieved such significant cost reductions that it will not take dramatic revenue growth or better pricing power to produce a meaningful rebound in profit margins. If, as we believe, corporate profits are poised for a healthy rebound, then the stock market in general--and growth stocks in particular--should be poised to do better over the balance of this year and into the next.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER MID CAP GROWTH FUND - GROWTH OF $10,000

                                     [GRAPH]

                                3/31/02
Berger Mid Cap Growth Fund      $15,557

Russell Midcap Growth Index     $12,345

S&P MidCap 400 Index            $17,018

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year                 (18.58)%

Life of Fund (12/31/97)   10.96%

(1) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) The Standard & Poor's 400 MidCap Index represents the market for stocks for mid-sized U.S. companies. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is a no guarantee of future results. Investments returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at berger.com for more current performance information.

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (78.29%)
Building - Construction Products/Miscellaneous (1.17%)
       8,980     The Stanley Works                                    $  415,325
--------------------------------------------------------------------------------

Commercial Services - Advertising (0.97%)
       8,460     Lamar Advertising Co.*                                  343,645
--------------------------------------------------------------------------------
Commercial Services - Miscellaneous (1.75%)

      22,530     Exult, Inc.*                                            245,802
      18,510     KPMG Consulting, Inc.*                                  373,902
--------------------------------------------------------------------------------
                                                                         619,704
--------------------------------------------------------------------------------

Commercial Services - Staffing (0.62%)
       8,000     Administaff, Inc.*                                      221,040
--------------------------------------------------------------------------------

Computer - Networking (0.34%)
      10,000     McDATA Corp. - Class A*                                 118,700
--------------------------------------------------------------------------------

Computer - Services (1.99%)
       8,860     Amdocs Ltd.*                                            236,119
      10,880     SEI Investments Co.                                     465,773
--------------------------------------------------------------------------------
                                                                         701,892
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (78.29%) - CONTINUED
Computer Software - Desktop (0.68%)
      18,380     Borland Software Corp.*                                $239,124
--------------------------------------------------------------------------------

Computer Software - Educational/Entertainment (1.07%)
      28,000     Midway Games, Inc.*                                     376,880
--------------------------------------------------------------------------------

Computer Software - Enterprise (2.98%)
      42,340     J.D. Edwards & Co.*                                     763,814
       6,600     VERITAS Software Corp.*                                 289,278
--------------------------------------------------------------------------------
                                                                       1,053,092
--------------------------------------------------------------------------------

Computer Software - Finance (1.34%)
       8,010     Advent Software, Inc.*                                  473,872
--------------------------------------------------------------------------------

Computer Software - Security (1.46%)
      11,790     Check Point Software Technologies Ltd.*                 358,416
       6,920     Internet Security Systems, Inc.*                        158,122
--------------------------------------------------------------------------------
                                                                         516,538
--------------------------------------------------------------------------------

Electrical - Equipment (1.60%)
      15,780     Advanced Energy Industries, Inc.*                       567,448
--------------------------------------------------------------------------------

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

16

BERGER MID CAP
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (78.29%) - CONTINUED
Electronics - Miscellaneous Products (0.89%)
       8,680     Celestica, Inc.*                                     $  314,737
--------------------------------------------------------------------------------
Electronics - Scientific Instruments (0.74%)

       7,370     FEI Co.*                                                262,004
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (4.42%)
      10,360     Brooks Automation, Inc.*                                470,758
       7,720     KLA-Tencor Corp.*                                       513,380
      10,690     Novellus Systems, Inc.*                                 578,757
--------------------------------------------------------------------------------
                                                                       1,562,895
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (6.86%)
      19,930     Alpha Industries, Inc.*                                 303,933
      22,000     Amkor Technology, Inc.*                                 490,820
      39,190     Atmel Corp.*                                            397,387
      10,840     Cree, Inc.*                                             147,749
      14,000     Intersil Corp. - Class A*                               396,900
       4,300     QLogic Corp.*                                           212,935
      26,690     RF Micro Devices, Inc.*                                 477,751
--------------------------------------------------------------------------------
                                                                       2,427,475
--------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (1.18%)
      11,000     Americredit Corp.*                                      417,890
--------------------------------------------------------------------------------

Finance - Investment Brokers (0.90%)
       5,980     Legg Mason, Inc.                                        317,418
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (2.54%)
      12,660     Concord EFS, Inc.*                                      420,945
       6,270     Investors Financial Services Corp.                      476,834
--------------------------------------------------------------------------------
                                                                         897,779
--------------------------------------------------------------------------------

Internet - Security/Solutions (1.58%)
      58,420     Raindance Communications, Inc.*                         203,886
      13,200     VeriSign, Inc.*                                         356,400
--------------------------------------------------------------------------------
                                                                         560,286
--------------------------------------------------------------------------------

Media - Cable/Satellite TV (2.70%)
      16,030     Adelphia Communications Corp. -
                 Class A*                                                238,847
      32,118     Charter Communications, Inc.*                           362,612
       9,380     Cox Communications, Inc. - Class A*                     353,063
--------------------------------------------------------------------------------
                                                                         954,522
--------------------------------------------------------------------------------

Media - Radio/TV (2.12%)
       8,050     Clear Channel Communications, Inc.*                     413,851
       8,000     Univision Communications, Inc. -
                 Class A*                                                336,000
--------------------------------------------------------------------------------
                                                                         749,851
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (78.29%) - CONTINUED
Medical - Biomedical/Biotechnology (11.32%)
      18,150     Abgenix, Inc.*                                       $  342,854
      13,940     Celgene Corp.*                                          345,015
      12,630     Cell Therapeutics, Inc.*                                313,603
       5,900     Enzon, Inc.*                                            261,311
       5,000     ICOS Corp.*                                             229,950
       5,660     IDEC Pharmaceuticals Corp.*                             363,938
       9,630     InterMune, Inc.*                                        289,574
      15,960     Invitrogen Corp.*                                       547,747
      32,650     Medarex, Inc.*                                          526,612
       5,500     Medimmune, Inc.*                                        216,315
      12,370     Regeneron Pharmaceuticals, Inc.*                        309,126
      15,820     Tularik, Inc.*                                          260,081
--------------------------------------------------------------------------------
                                                                       4,006,126
--------------------------------------------------------------------------------

Medical - Ethical Drugs (3.13%)
      18,670     King Pharmaceuticals, Inc.*                             653,636
      26,520     SICOR, Inc.*                                            452,962
--------------------------------------------------------------------------------
                                                                       1,106,598
--------------------------------------------------------------------------------

Medical - Genetics (1.05%)
      16,571     Millenium Pharmaceuticals, Inc.*                        369,699
--------------------------------------------------------------------------------

Medical - Hospitals (1.29%)
      22,000     Health Management Associates, Inc. -
                 Class A*                                                456,060
--------------------------------------------------------------------------------

Medical - Products (2.50%)
      16,370     Cytyc Corp.*                                            440,680
       5,710     Sepracor, Inc.*                                         110,774
      30,420     Thoratec Corp.*                                         333,099
--------------------------------------------------------------------------------
                                                                         884,553
--------------------------------------------------------------------------------

Medical - Systems/Equipment (0.40%)
       6,950     Ventana Medical Systems, Inc.*                          140,738
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Supplies (1.04%)
       5,400     AmerisourceBergen Corp.                                 368,820
--------------------------------------------------------------------------------

Medical/Dental - Services (1.13%)
       7,000     Accredo Health, Inc.*                                   400,890
--------------------------------------------------------------------------------

Oil & Gas - Drilling (1.01%)
      10,900     GlobalSantaFe Corp.                                     356,430
--------------------------------------------------------------------------------

Oil & Gas - Field Services (0.95%)
       9,800     BJ Services Co.*                                        337,805
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.14%)
       8,470     Weatherford International, Inc.*                        403,425
--------------------------------------------------------------------------------


Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (78.29%) - CONTINUED
Oil & Gas - U.S. Integrated (1.33%)
      12,670     Western Gas Resources, Inc.                          $  471,577
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (1.10%)
       7,680     Coach, Inc.*                                            389,453
--------------------------------------------------------------------------------

Retail - Consumer Electronics (1.24%)
       5,530     Best Buy Co., Inc.*                                     437,976
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (0.89%)
       9,370     Bed Bath & Beyond, Inc.*                                316,238
--------------------------------------------------------------------------------

Retail - Restaurants (3.79%)
      12,500     AFC Enterprises, Inc.*                                  418,125
      17,290     Brinker International, Inc.*                            560,369
      15,610     Starbucks Corp.*                                        361,059
--------------------------------------------------------------------------------
                                                                       1,339,553
--------------------------------------------------------------------------------

Telecommunications - Equipment (4.46%)
      20,840     Harmonic, Inc.*                                         241,744
      35,280     Powerwave Technologies, Inc.*                           454,054
      10,790     QUALCOMM, Inc.*                                         406,135
      18,120     UTStarcom, Inc.*                                        475,288
--------------------------------------------------------------------------------
                                                                       1,577,221
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (0.62%)
      23,650     Alamosa Holdings, Inc.*                                 118,960
      41,000     UbiquiTel, Inc.*                                        100,450
--------------------------------------------------------------------------------
                                                                         219,410
--------------------------------------------------------------------------------
Total Common Stock
(Cost $27,468,077)                                                    27,694,689
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.02%)
Telecommunications - Equipment (0.00%)
      53,521     Cidera, Inc. - Series D *@o                                  --
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (0.02%)
       5,352     Mainstream Data, Inc. -
                 Series D *@o                                              6,958
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $468,282)                                                            6,958
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (16.96%)
  $6,000,000     Freddie Mac Discount Note;  1.70%,

                 4/1/2002                                             $6,000,000
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $6,000,000)                                                      6,000,000
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (3.26%)
  $1,152,000     State Street Repurchase Agreement,
                 1.73% dated March 28, 2002
                 to be repurchased at $1,152,221
                 on April 1, 2002, collateralized by
                 Freddie Mac Agency Note, 4.45% -
                 July 30, 2003 with a value of
                 $1,177,177                                            1,152,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $1,152,000)                                                      1,152,000
--------------------------------------------------------------------------------
Total Investments (Cost $35,088,359) (98.53%)                         34,853,647
Total Other Assets, Less Liabilities (1.47%)                             521,018
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $35,374,665
--------------------------------------------------------------------------------

*Non-income producing security.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

o   Schedule of Restricted Securities and/or Illiquid Securities

                                                                    Fair Value
                            Date                        Fair          as a %
                          Acquired           Cost       Value     of Net Assets
--------------------------------------------------------------------------------
Cidera, Inc. -
Series D -
  Preferred Stock         9/1/2000            --         --             --
Mainstream Data, Inc. -
Series D -
  Preferred Stock         2/21/2002        $468,282    $6,958          0.02%
--------------------------------------------------------------------------------
                                                       $6,958          0.02%
--------------------------------------------------------------------------------

See notes to financial statements.

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

18

                               Ticker Symbol - Investor Shares             BESCX
BERGER SMALL COMPANY                         - Institutional Shares        BSGIX
GROWTH FUND                    Fund Number   - Investor Shares               345
                                             - Institutional Shares          915
                               PORTFOLIO MANAGER COMMENTARY PAUL A. LAROCCO, CFA
================================================================================

MARKET CONDITIONS

Following the market low on September 21, 2001, in the aftermath of the September 11 terrorist attacks, the stock market rallied through the December quarter and the first week of 2002, as evidence suggested that the economy was rebounding more quickly than expected. Prospects that the economic downturn may be coming to an end brightened over the December quarter, supporting the market's rally. By early January and through most of the first quarter, however, continued good economic news was overshadowed by a new crisis of confidence brought about by the Enron bankruptcy and, by March, concerns related to the escalating Middle Eastern conflict. By the end of the period, the market was down from its earlier highs but still up from last September's lows.

FUND PERFORMANCE

The Berger Small Company Growth Fund (the "Fund") gained 17.48% (Investor Shares) and 18.14% (Institutional Shares) during the six months, underperforming the Russell 2000 Growth Index,(1) which advanced 23.69%, and underperforming the Russell 2000 Index,(2) which gained 25.91%. Unfortunately, strong performance early in the period could not offset weak performance in the latter half, and we remain dissatisfied with the Fund's overall performance. Stocks in the healthcare and telecommunications sectors were contributors to the latter-half weakness. While growth stocks continued to underperform value stocks as they have for the past two years, the Fund continues to be positioned in stocks of companies that in our opinion are growing faster, on average, than those in the Russell 2000 Growth Index.

A key reason for the underperformance could be found in the Fund's positions in wireless service providers and companies associated with the wireless markets. Included in these companies is AirGate PCS, Inc., a company that provides service under the Sprint PCS brand name. Subscriber growth trends were strong for the company, and for many other service providers as well, for much of 2001. However, late in the year, subscriber growth slowed, and we responded by selling some of the Fund's holdings. Further contributing to the stock's decline were concerns about companies with large levels of debt, which appears to have affected stocks in several industries including wireless services. Subscriber growth trends have since improved within the industry, and, as debt concerns have abated, we have continued to hold, and in some cases, add to these names.

Biotechnology stocks were poor performers for the Fund, including Celgene Corp. and ICOS Corp. The group in general performed well in the first three months of the period, as positive news flow from medical meetings drove the stocks higher. The overall biotechnology group is sensitive to this news flow, and some disappointing announcements on the progress of new products contributed to the latter-half weakness. Although we trimmed some of the Fund's biotech stocks after their strong performance in the first part of the period, the remaining holdings declined and underperformed the index for the six-month period. We took advantage of the now lower valuations to add to some of the Fund's biotech stocks. These companies continue to meet milestones, progressing in their clinical trials, and will be reporting the results at upcoming medical conferences. Many of these stocks are addressing large market opportunities for therapeutic categories such as cancer and in our opinion have the potential to grow into larger companies.

Consumer stocks were a bright spot for the Fund, including Williams-Sonoma, Inc. The company has a new management team working to freshen their merchandise and control costs, which appears to have resulted in renewed earnings growth.

We increased the Fund's energy exposure over the period to a weighting greater than the index. We believe there are early signs that the industry's fundamentals are turning more positive and that energy companies could enter a new growth cycle. Our new positions are primarily in energy services companies. Energy stocks performed strongly during the period and the increased exposure helped to somewhat offset the latter-half weakness in other areas of the Fund.

Contribution from the stocks of financial companies was mixed during the period. Americredit Corp. rallied in response to better-than-expected trends in credit quality; while credit-card issuer NextCard, Inc. (sold during the period) reported late last year that its losses due to fraud were much higher than previously disclosed, and the stock collapsed.

OUTLOOK

The news on the economic front has been stronger than expected. This bodes well for prospects of a rebound in corporate profits. In our opinion, corporations have achieved such significant cost reductions that it will not take dramatic revenue growth or better pricing power to produce a meaningful rebound in profit margins. If, as we believe, corporate profits are poised for a healthy rebound, then the stock market in general--and growth stocks in particular--should be poised to do better over the balance of this year and into the next.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER SMALL COMPANY GROWTH FUND -
INVESTOR SHARES - GROWTH OF $10,000

                                     [GRAPH]

                                        3/31/02
Berger Small Company Growth Fund -
Investor Shares                         $24,091

Russell 2000 Growth Index               $16,255

Russell 2000 Index                      $21,954

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year                 (12.42)%

Five Year                  8.80%

Life of Fund (12/30/93)   11.25%

--------------------------------------------------------------------------------

BERGER SMALL COMPANY GROWTH FUND -
INSTITUTIONAL SHARES - GROWTH OF $250,000

                                     [GRAPH]

                                        3/31/02
Berger Small Company Growth Fund -
Institutional Shares                    $613,847

Russell 2000 Growth Index               $406,371

Russell 2000 Index                      $548,847

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year                 (11.75)%

Five Year                  9.22%

Life of Fund (12/30/93)   11.50%

(1) Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is a no guarantee of future results. Investments returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. The Fund's performance has sustained significant gains and losses due to market volatility in the technology sector, and current performance may be lower than the figures shown. Investments in small company stocks may involve greater risks, including price volatility, and rewards than investments in larger companies. Please visit our web site at berger.com for more current performance information.

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

20

BERGER SMALL COMPANY
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (93.83%)
Banks - West/Southwest (1.02%)
      89,190     Cullen/Frost Bankers, Inc.                          $ 3,199,245
     104,560     Southwest Bancorp. of Texas, Inc.*                    3,486,030
--------------------------------------------------------------------------------
                                                                       6,685,275
--------------------------------------------------------------------------------

Commercial Services - Healthcare (1.26%)
     201,350     Pediatrix Medical Group, Inc.*                        8,207,026
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (6.48%)
     561,350     Exult, Inc.*                                          6,124,329
     246,500     FTI Consulting, Inc.*                                 7,636,570
     295,450     PRG-Schultz International, Inc.*                      4,151,073
     650,760     The Corporate Executive Board Co.*                   24,410,657
--------------------------------------------------------------------------------
                                                                      42,322,629
--------------------------------------------------------------------------------

Commercial Services - Staffing (0.65%)
     152,620     Administaff, Inc.*                                    4,216,891
--------------------------------------------------------------------------------

Computer - Integrated Systems (2.25%)
     167,960     Cerner Corp.*                                         8,013,372
     174,880     Manhattan Associates, Inc.*                           6,662,928
--------------------------------------------------------------------------------
                                                                      14,676,300
--------------------------------------------------------------------------------

Computer - Services (4.35%)
     280,070     Acxiom Corp.*                                         4,800,400
     162,190     Anteon International Corp.*                           3,373,552
      84,710     CACI International, Inc.*                             2,974,168
     425,500     Ciber, Inc.*                                          3,893,325
     164,146     Photon Dynamics, Inc.*                                8,353,390
     282,760     Tier Technologies, Inc. - Class B*                    4,990,714
--------------------------------------------------------------------------------
                                                                      28,385,549
--------------------------------------------------------------------------------

Computer Software - Desktop (0.32%)
     158,750     Borland Software Corp.*                               2,065,337
--------------------------------------------------------------------------------

Computer Software - Educational/Entertainment (1.61%)
     419,180     Midway Games, Inc.*                                   5,642,163

     214,800     Roxio, Inc.*                                          4,873,812
--------------------------------------------------------------------------------
                                                                      10,515,975
--------------------------------------------------------------------------------

Computer Software - Enterprise (5.51%)
     340,660     Concord Communications, Inc.*                         7,204,959
     621,940     J.D. Edwards & Co.*                                  11,219,797
     273,830     JDA Software Group, Inc.*                             8,729,700
     117,960     Legato Systems, Inc.*                                 1,062,820
   1,011,630     SeeBeyond Technology Corp.*                           7,738,970
--------------------------------------------------------------------------------
                                                                      35,956,246
--------------------------------------------------------------------------------

Computer Software - Finance (1.37%)
     151,480     Advent Software, Inc.*                                8,961,557
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (93.83%) - CONTINUED
Computer Software - Security (0.30%)
      84,380     Internet Security Systems, Inc.*                   $  1,928,083
--------------------------------------------------------------------------------

Electrical - Equipment (1.90%)
     273,520     Advanced Energy Industries, Inc.*                     9,835,779
      60,940     AstroPower, Inc.*                                     2,544,854
--------------------------------------------------------------------------------
                                                                      12,380,633
--------------------------------------------------------------------------------

Electronics - Laser Systems/Components (1.43%)
     188,660     Cymer, Inc.*                                          9,368,855
--------------------------------------------------------------------------------

Electronics - Military Systems (0.80%)
     254,390     The Titan Corp.*                                      5,253,154
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (0.53%)
      98,040     FEI Co.*                                              3,485,322
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (3.37%)
     181,430     Brooks Automation, Inc.*                              8,244,179
     665,780     ChipPAC, Inc. - Class A*                              6,537,960
      97,000     Kulicke and Soffa Industries, Inc.*                   2,018,570
     151,820     MKS Instruments, Inc.*                                5,198,317
--------------------------------------------------------------------------------
                                                                      21,999,026
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (7.70%)
     366,290     Alpha Industries, Inc.*                               5,585,924
     259,140     Amkor Technology, Inc.*                               5,781,413
     769,700     Atmel Corp.*                                          7,804,758
     242,970     Centillium Communications, Inc.*                      2,939,937
     205,720     Cree, Inc.*                                           2,803,964
     244,198     GlobespanVirata, Inc.*                                3,643,434
     118,090     Helix Technology Corp.                                2,990,039
     168,900     Intersil Corp. - Class A*                             4,788,315
      75,880     OAK Technology, Inc.*                                 1,129,094
     418,030     RF Micro Devices, Inc.*                               7,482,737
     146,700     Semtech Corp.*                                        5,354,550
--------------------------------------------------------------------------------
                                                                      50,304,165
--------------------------------------------------------------------------------
Finance - Consumer/Commercial Loans (1.84%)

     316,590     Americredit Corp.*                                   12,027,254
--------------------------------------------------------------------------------

Finance - Investment Management (1.72%)
     156,770     Affiliated Managers Group, Inc.*                     11,260,788
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (2.96%)
     254,210     Investors Financial Services Corp.                   19,332,670
--------------------------------------------------------------------------------

Internet - E*Commerce (0.25%)
     253,220     Ameritrade Holding Corp. - Class A*                  1,643,397
--------------------------------------------------------------------------------

Internet - Security/Solutions (1.99%)
     561,330     Digital River, Inc.*                                  8,313,297
     357,400     SonicWall, Inc.*                                      4,660,496
--------------------------------------------------------------------------------
                                                                      12,973,793
--------------------------------------------------------------------------------

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (93.83%) - CONTINUED
Internet - Software (0.13%)
     285,460     Support.com, Inc.*                                  $   862,089
--------------------------------------------------------------------------------

Leisure - Gaming/Equipment (0.77%)
     143,930     Penn National Gaming, Inc.*                           5,040,429
--------------------------------------------------------------------------------

Leisure - Products (0.70%)
     120,680     Direct Focus, Inc.*                                   4,591,874
--------------------------------------------------------------------------------

Leisure Services (0.44%)
     134,710     Steiner Leisure Ltd.*                                 2,904,348
--------------------------------------------------------------------------------

Media - Cable/Satellite TV (0.95%)
     296,060     Adelphia Communications - Class A*                    4,411,294
      84,600     Insight Communications Co., Inc.*                     1,772,370
--------------------------------------------------------------------------------
                                                                       6,183,664
--------------------------------------------------------------------------------

Media - Radio/TV (1.11%)
     203,200     Cumulus Media, Inc. - Class A*                        3,637,280
     266,280     Spanish Broadcasting System, Inc. -
                 Class A*                                              3,608,094
--------------------------------------------------------------------------------
                                                                       7,245,374
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (10.70%)
     245,500     Abgenix, Inc.*                                        4,637,495
     455,630     Celgene Corp.*                                       11,276,842
     245,000     Cell Therapeutics, Inc.*                              6,083,350
     113,670     Enzon, Inc.*                                          5,034,444
     219,000     ICOS Corp.*                                          10,071,810
      49,150     IDEC Pharmaceuticals Corp.*                           3,160,345
     177,430     Immunomedics, Inc.*                                   3,364,073
     175,780     InterMune, Inc.*                                      5,285,705
     153,210     Invitrogen Corp.*                                     5,258,167
     447,760     Medarex, Inc.*                                        7,221,921
     122,100     SangStat Medical Corp.*                               3,279,606
     316,680     Tularik, Inc.*                                        5,206,219
--------------------------------------------------------------------------------
                                                                      69,879,977
--------------------------------------------------------------------------------

Medical - Ethical Drugs (1.62%)
     126,350     Axcan Pharma, Inc.*                                   1,593,273
     525,200     SICOR, Inc.*                                          8,970,416
--------------------------------------------------------------------------------
                                                                      10,563,689
--------------------------------------------------------------------------------

Medical - Generic Drugs (1.07%)
     245,350     Taro Pharmaceutical Industries Ltd.*                  6,955,673
--------------------------------------------------------------------------------

Medical - Products (1.11%)
     660,910     Thoratec Corp.*                                       7,236,965
--------------------------------------------------------------------------------

Medical - Systems/Equipment (0.43%)
     140,250     Ventana Medical Systems, Inc.*                        2,840,063
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (93.83%) - CONTINUED
Medical/Dental - Services (2.88%)
     224,440     Accredo Health, Inc.*                               $12,853,678
     170,250     Pharmaceutical Product
                 Development, Inc.*                                    5,933,213
--------------------------------------------------------------------------------
                                                                      18,786,891
--------------------------------------------------------------------------------

Medical/Dental - Supplies (0.18%)
     217,750     Align Technology, Inc.*                               1,154,075
--------------------------------------------------------------------------------

Oil & Gas - Drilling (4.02%)
     122,310     Helmerich & Payne, Inc.                               4,903,408
     147,770     Patterson-UTI Energy, Inc.*                           4,394,680
     735,070     Rowan Companies, Inc.*                               16,936,013
--------------------------------------------------------------------------------
                                                                      26,234,101
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.41%)
     673,810     Grant Prideco, Inc.*                                  9,217,721
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (0.90%)
     141,360     Evergreen Resources, Inc.*                            5,894,712
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (2.62%)
     119,130     AnnTaylor Stores Corp.*                               5,148,799
     111,150     Coach, Inc.*                                          5,636,417
     302,999     HOT Topic, Inc.*                                      6,332,678
--------------------------------------------------------------------------------
                                                                      17,117,894
--------------------------------------------------------------------------------

Retail - Home Furnishings (0.63%)

     113,720     Furniture Brands International, Inc.*                 4,145,094
--------------------------------------------------------------------------------

Retail - Mail Order & Direct (0.58%)
      81,940     Williams-Sonoma, Inc.*                                3,768,421
--------------------------------------------------------------------------------

Retail - Restaurants (1.72%)
     168,520     P.F. Chang's China Bistro, Inc.*                     11,228,488
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (0.94%)
     134,750     Whole Foods Market, Inc.*                             6,156,728
--------------------------------------------------------------------------------

Retail/Wholesale - Food (1.32%)
     236,750     Fleming Companies, Inc.                               5,303,200
     133,680     United Natural Foods, Inc.*                           3,329,969
--------------------------------------------------------------------------------
                                                                       8,633,169
--------------------------------------------------------------------------------

Telecommunications - Equipment (3.58%)
     398,370     Arris Group, Inc.*                                    3,704,841
     168,700     C-COR.net Corp.*                                      3,036,600
     426,010     Harmonic, Inc.*                                       4,941,716
     558,450     Powerwave Technologies, Inc.*                         7,187,252
     170,780     UTStarcom, Inc.*                                      4,479,559
--------------------------------------------------------------------------------
                                                                      23,349,968
--------------------------------------------------------------------------------

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

22

BERGER SMALL COMPANY
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (93.83%) - CONTINUED
Telecommunications - Services (0.58%)
     120,080     West Corp.*                                        $  3,799,331
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (1.22%)
     288,090     AirGate PCS, Inc.*                                    4,033,260
     528,900     Alamosa Holdings, Inc.*                               2,660,367
     530,220     UbiquiTel, Inc.*                                      1,299,039
--------------------------------------------------------------------------------
                                                                       7,992,666
--------------------------------------------------------------------------------

Transportation - Truck (2.61%)
     118,110     Arkansas Best Corp.*                                  3,282,277
     126,530     J.B. Hunt Transport Services, Inc.*                   3,597,248
     324,600     Swift Transportation Co. Inc.*                        7,115,232
      85,200     USFreightways Corp.                                   3,019,488
--------------------------------------------------------------------------------
                                                                      17,014,245
--------------------------------------------------------------------------------

Total Common Stock
(Cost $540,357,920)                                                  612,747,574
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.01%)
Computer - Peripheral Equipment (0.00%)
     665,000     Candescent Technologies Corp.*@o                          6,650
--------------------------------------------------------------------------------

Telecommunications - Equipment (0.00%)
     644,462     Cidera, Inc. - Series D*@o                                   --
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (0.01%)
      64,446     Mainstream Data, Inc. -
                 Series D *@o                                             83,780
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $9,296,220)                                                         90,430
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (2.70%)
 $17,665,000     State Street Repurchase Agreement,
                 1.73% dated March 28, 2002,
                 to be repurchased at $17,668,396
                 on April 1, 2002, collateralized by
                 Freddie Mac Agency Note, 5.00% -
                 April 30, 2003 with a value of
                 $1,546,126 and Fannie Mae Agency
                 Note, 4.25% - September 10, 2003
                 with a value of $16,478,616                          17,665,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $17,665,000)                                                    17,665,000
--------------------------------------------------------------------------------
Total Investments (Cost $567,319,140) (96.54%)                       630,503,004
Total Other Assets, Less Liabilities (3.46%)                          22,565,255
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $653,068,259
--------------------------------------------------------------------------------

*Non-income producing security.
PLC - Public Limited Company.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

o  Schedule of Restricted Securities and/or Illiquid Securities

                                                                    Fair Value
                            Date                        Fair          as a %
                          Acquired           Cost       Value     of Net Assets
--------------------------------------------------------------------------------
Candescent
Technologies Corp. -
Series E -
  Preferred Stock         5/1/1996        $3,657,500   $ 6,650         0.00%
Cidera, Inc. -
Series D -
  Preferred Stock         9/1/2000            --          --             --
Mainstream Data, Inc. -
Series D -
  Preferred Stock        2/21/2002         5,638,720    83,780         0.01
--------------------------------------------------------------------------------
                                                       $90,430         0.01%

See notes to financial statements.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                Ticker Symbol - Investor Shares            BENGX
BERGER NEW                                    - Institutional Shares       BNWIX
GENERATION FUND                 Fund Number   - Investor Shares              344
                                              - Institutional Shares         914
                                PORTFOLIO MANAGER COMMENTARY  JAY W. TRACEY, CFA
                                                            PAUL A. LAROCCO, CFA
================================================================================

MARKET CONDITIONS

Following the market low on September 21, 2001, in the aftermath of the September 11 terrorist attacks, the stock market rallied through the December quarter and the first week of 2002, as evidence suggested that the economy was rebounding more quickly than expected. Prospects that the economic downturn may be coming to an end brightened over the December quarter, supporting the market's rally. By early January and through most of the first quarter, however, continued good economic news was overshadowed by a new crisis of confidence brought about by the Enron bankruptcy and, by March, concerns related to the escalating Middle Eastern conflict. By the end of the period, the market was down from its earlier highs but still up from last September's lows.

FUND PERFORMANCE

The Berger New Generation Fund (the "Fund") gained 11.64% (Investor Shares) and 12.54% (Institutional Shares) over the semiannual period ended March 31, 2002, compared with gains of 23.12% and 10.97% by the Nasdaq Composite(1) and the S&P 500 Index,(2) respectively. A strong December 2001 quarter was followed by a weak March 2002 quarter, during which the Fund was adversely affected by weakness in its technology, biotechnology and wireless communications holdings.

The new portfolio management team made significant changes to the Fund's portfolio after assuming responsibility at year-end. Most important was that the Fund's weighting in the technology sector was reduced, while its weightings in most other sectors, notably consumer and energy, were increased. The Fund's exposure to small, early-stage, companies was reduced. Cash and cash equivalents were higher than normal at the end of the period as the Fund's repositioning involved more selling than buying.

The weakness in wireless services stocks that hurt the Fund's March-quarter relative performance was significant enough to have been a major factor in the Fund's underperformance over the entire semiannual period. The Fund's holding in UbiquiTel, Inc., which is a Sprint PCS-affiliated regional provider of wireless personal communications services, performed very poorly, in large part because Enron-related fears about debt took this stock down. We believe those fears are overblown and did not sell the stock. Nextel Communications, Inc., another wireless communications provider, was also very weak and hurt performance. In this case, we viewed the fundamentals less favorably and sold the position.

The Fund also suffered losses in the financial services area. Two of the Fund's holdings in this area were particularly disappointing. NextCard, Inc., a provider of Internet-based consumer credit, reported late last year that its losses caused by fraud were much higher than previously disclosed, and the stock collapsed. The integrity and credibility of management, as well as the viability of the company, in our opinion became suspect, and we sold the position. CheckFree Corp., a provider of electronic billing and payment services, was also a disappointing stock because it is a relatively early-stage company generating relatively little in current earnings. We concluded that despite strong growth in revenues, the lack of current earnings would likely keep the stock from gaining investor favor in the near to intermediate future, and we sold the position. On the positive side, the Fund enjoyed a strong gain with its position in Americredit Corp., which provides used-car financing.

Technology provided mixed results during the period. The sector was generally strong through year-end but weakened considerably with the market in the March quarter. Over the semiannual period, the Fund did best in the semiconductor and semiconductor equipment areas, where evidence of a cyclical recovery continued to mount as the March quarter unfolded. The Fund saw good gains in software stocks over the period, but an exception was our holding in SignalSoft Corp, a small, emerging provider of software to the wireless services industry. The stock performed badly in sympathy with their customers and was sold. Another loser was Multilink Technology Corp., which, like SignalSoft, is an early-stage company without current earnings that we sold in the March quarter.

Healthcare also generated mixed results for the Fund, and was a roughly neutral contributor to the Fund's relative performance over the period. The Fund's biotechnology stocks produced good gains in the December quarter, but weakened in the correction of the March quarter. Only a few biotech stocks, such as Millenium Pharmaceuticals, Inc., produced a net positive contribution, while most were disappointing. Invitrogen was particularly weak after the company announced disappointing sales of its research kits and reagents. We believe that demand for the company's products is likely to recover in the near to intermediate term and have kept the position. Healthcare services stocks added to relative performance and helped offset the overall weakness in biotech.

The consumer sector was generally good, and restaurant stocks were particularly rewarding. Industry fundamentals have been improving, and a number of companies are reporting strong sales and earnings growth. The Fund did well with AFC Enterprises, Inc., which operates quick-service restaurants under a variety of trade names, including Popeye's and Church's Fried Chicken. Brinker International, Inc., best known for its Chili's restaurants, was added late last year and made a positive contribution. On the other hand, EarthLink, Inc., an internet service provider, was disappointing. A relatively early-stage company that has not yet reported its first profitable quarter, it reported a disappointing December quarter and was sold in the March quarter.

OUTLOOK

The news on the economic front has been stronger than expected. This bodes well for prospects of a rebound in corporate profits. In our opinion, corporations have achieved such significant cost reductions that it will not take dramatic revenue growth or better pricing power to produce a meaningful rebound in profit margins. If, as we believe, corporate profits are poised for a healthy rebound, then the stock market in general--and growth stocks in particular--should be poised to do better over the balance of this year and into the next.

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

24

PERFORMANCE OVERVIEW
================================================================================

BERGER NEW GENERATION FUND -
INVESTOR SHARES - GROWTH OF $10,000

                                     [GRAPH]

                                   3/31/02
Berger New Generation Fund -
Investor Shares                    $10,815

Nasdaq Composite Index             $16,755

S&P 500 Index                      $19,474

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year                 (28.51)%

Five Year                  2.32%

Life of Fund (3/29/96)     1.31%

--------------------------------------------------------------------------------

BERGER NEW GENERATION FUND -
INSTITUTIONAL SHARES - GROWTH OF $250,000

                                     [GRAPH]

                                   3/31/02
Berger New Generation Fund -
Institutional Shares               $272,418

Nasdaq Composite Index             $418,865

S&P 500 Index                      $486,851

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year                 (27.70)%

Five Year                  2.47%

Life of Fund (3/29/96)     1.44%

(1) The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) The Standard and Poor's 500 Index is a market capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is a no guarantee of future results. Investments returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. The Fund's performance has sustained significant gains and losses due to market volatility in the technology sector, and current performance may be lower than the figures shown. Given the Fund's focus on leading-edge companies and those in rapidly changing industries, its investments may involve greater risks and price volatility than those in companies in more stable industries. Please visit our web site at berger.com for more current performance information.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

BERGER NEW
GENERATION FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCKS (86.15%)
Building - Construction Products/Miscellaneous (1.28%)
      37,440     The Stanley Works                                   $ 1,731,600
--------------------------------------------------------------------------------

Commercial Services - Advertising (1.10%)
      36,460     Lamar Advertising Co.*                                1,481,005
--------------------------------------------------------------------------------
Commercial Services - Miscellaneous (2.03%)

     103,640     Exult, Inc.*                                          1,130,712
      79,730     KPMG Consulting, Inc.*                                1,610,546
--------------------------------------------------------------------------------
                                                                       2,741,258
--------------------------------------------------------------------------------

Commercial Services - Staffing (0.74%)
      36,100     Administaff, Inc.*                                      997,443
--------------------------------------------------------------------------------

Computer - Networking (0.37%)
      42,000     McDATA Corp. - Class A*                                 498,540
--------------------------------------------------------------------------------

Computer - Services (2.24%)
      37,810     Amdocs Ltd.*                                          1,007,637
      46,890     SEI Investments Co.                                   2,007,360
--------------------------------------------------------------------------------
                                                                       3,014,997
--------------------------------------------------------------------------------

Computer Software - Desktop (0.96%)
     100,000     Borland Software Corp.*                               1,301,000
--------------------------------------------------------------------------------

Computer Software - Educational/Entertainment (1.20%)
     120,000     Midway Games, Inc.*                                   1,615,200
--------------------------------------------------------------------------------

Computer Software - Enterprise (3.35%)
     182,390     J.D. Edwards & Co.*                                   3,290,316
      28,000     VERITAS Software Corp.*                               1,227,240
--------------------------------------------------------------------------------
                                                                       4,517,556
--------------------------------------------------------------------------------

Computer Software - Finance (1.42%)
      32,400     Advent Software, Inc.*                                1,916,784
--------------------------------------------------------------------------------

Computer Software - Security (1.65%)
      50,890     Check Point Software
                 Technologies Ltd.*                                    1,547,056
      29,350     Internet Security Systems, Inc.*                        670,648
--------------------------------------------------------------------------------
                                                                       2,217,704
--------------------------------------------------------------------------------

Electrical - Equipment (2.00%)
      75,000     Advanced Energy Industries, Inc.*                     2,697,000
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (1.01%)
      37,410     Celestica, Inc. *                                     1,356,487
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (0.82%)
      31,120     FEI Co. *                                             1,106,315
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (86.15%) - CONTINUED
Electronics - Semiconductor Equipment (4.83%)
      40,170     Brooks Automation, Inc.*                            $ 1,825,325
      33,850     KLA-Tencor Corp.*                                     2,251,025
      45,000     Novellus Systems, Inc.*                               2,436,300
--------------------------------------------------------------------------------
                                                                       6,512,650
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (7.70%)
      86,130     Alpha Industries, Inc.*                               1,313,483
      93,400     Amkor Technology, Inc.*                               2,083,754
     166,430     Atmel Corp.*                                          1,687,600
      45,470     Cree, Inc.*                                             619,756
      60,000     Intersil Corp. - Class A*                             1,701,000
      19,000     QLogic Corp.*                                           940,880
     114,150     RF Micro Devices, Inc.*                               2,043,285
--------------------------------------------------------------------------------
                                                                      10,389,758
--------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (1.30%)
      46,000     Americredit Corp.*                                    1,747,540
--------------------------------------------------------------------------------

Finance - Investment Brokers (0.96%)
      24,260     Legg Mason, Inc.                                      1,287,720
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (2.80%)
      55,330     Concord EFS, Inc.*                                    1,839,723
      25,480     Investors Financial Services Corp.                    1,937,754
--------------------------------------------------------------------------------
                                                                       3,777,477
--------------------------------------------------------------------------------

Internet - Security/Solutions (1.81%)
     256,810     Raindance Communications, Inc.*                         896,267
      57,000     VeriSign, Inc.*                                       1,539,000
--------------------------------------------------------------------------------
                                                                       2,435,267
--------------------------------------------------------------------------------

Media - Cable/Satellite TV (3.01%)
      68,240     Adelphia Communications Corp. -
                 Class A*                                              1,016,776
     136,670     Charter Communications, Inc.  *                       1,543,004
      39,900     Cox Communications, Inc. - Class A*                   1,501,836
--------------------------------------------------------------------------------
                                                                       4,061,616
--------------------------------------------------------------------------------

Media - Radio/TV (2.42%)
      33,270     Clear Channel Communications, Inc.*                   1,710,411
      37,000     Univision Communications, Inc. -
                 Class A*                                              1,554,000
--------------------------------------------------------------------------------
                                                                       3,264,411
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (11.84%)
      73,580     Abgenix, Inc.*                                        1,389,926
      60,000     Celgene Corp.*                                        1,485,000
      53,680     Cell Therapeutics, Inc.*                              1,332,874
      25,130     Enzon, Inc.*                                          1,113,008
      19,790     ICOS Corp.*                                             910,142
--------------------------------------------------------------------------------

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

26

BERGER NEW
GENERATION FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (86.15%) - CONTINUED
Medical - Biomedical/Biotechnology (11.84%) - continued
      24,400     IDEC Pharmaceuticals Corp.*                         $ 1,568,920
      39,650     InterMune, Inc.*                                      1,192,276
      61,940     Invitrogen Corp.*                                     2,125,780
     127,480     Medarex, Inc.*                                        2,056,125
      20,060     Medimmune, Inc.*                                        788,960
      36,200     Regeneron Pharmaceuticals, Inc.*                        904,638
      67,040     Tularik, Inc.*                                        1,102,138
--------------------------------------------------------------------------------
                                                                      15,969,787
--------------------------------------------------------------------------------

Medical - Ethical Drugs (3.47%)
      79,000     King Pharmaceuticals, Inc.*                           2,765,790
     112,000     SICOR, Inc.*                                          1,912,960
--------------------------------------------------------------------------------
                                                                       4,678,750
--------------------------------------------------------------------------------

Medical - Genetics (1.19%)
      72,033     Millenium Pharmaceuticals, Inc.*                      1,607,055
--------------------------------------------------------------------------------

Medical - Hospitals (1.44%)
      94,000     Health Management Associates, Inc. -
                 Class A*                                              1,948,620
--------------------------------------------------------------------------------

Medical - Products (2.80%)
      70,390     Cytyc Corp.*                                          1,894,898
      25,360     Sepracor, Inc.*                                         491,984
     127,130     Thoratec Corp.*                                       1,392,074
--------------------------------------------------------------------------------
                                                                       3,778,956
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Supplies (1.16%)
      23,000     AmerisourceBergen Corp.                               1,570,900
--------------------------------------------------------------------------------

Medical/Dental - Services (1.26%)
      29,680     Accredo Health, Inc.*                                 1,699,774
--------------------------------------------------------------------------------

Oil & Gas - Drilling (1.02%)
      42,000     GlobalSantaFe Corp.                                   1,373,400
--------------------------------------------------------------------------------

Oil & Gas - Field Services (1.02%)
      40,000     BJ Services Co.*                                      1,378,800
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.29%)
      36,480     Weatherford International, Inc.*                      1,737,542
--------------------------------------------------------------------------------

Oil & Gas - U.S. Integrated (1.05%)
      38,000     Western Gas Resources, Inc.                           1,414,360
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (1.26%)
      33,390     Coach, Inc.*                                          1,693,206
--------------------------------------------------------------------------------

Retail - Consumer Electronics (1.43%)
      24,240     Best Buy Co., Inc.*                                   1,919,808
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (86.15%) - CONTINUED
Retail - Miscellaneous/Diversified (1.03%)
      41,090     Bed Bath & Beyond, Inc.*                            $ 1,386,788
--------------------------------------------------------------------------------

Retail - Restaurants (4.12%)
      50,850     AFC Enterprises, Inc.*                                1,700,933
      72,000     Brinker International, Inc.*                          2,333,520
      66,010     Starbucks Corp.*                                      1,526,811
--------------------------------------------------------------------------------
                                                                       5,561,264
--------------------------------------------------------------------------------

Telecommunications - Equipment (5.07%)
      96,350     Harmonic, Inc.*                                       1,117,660
     148,310     Powerwave Technologies, Inc.*                         1,908,750
      46,850     QUALCOMM, Inc.*                                       1,763,434
      78,060     UTStarcom, Inc.*                                      2,047,514
--------------------------------------------------------------------------------
                                                                       6,837,358
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (0.70%)
     101,120     Alamosa Holdings, Inc.*                                 508,634
     180,000     UbiquiTel, Inc.*                                        441,000
--------------------------------------------------------------------------------
                                                                         949,634
Total Common Stock
(Cost $113,882,304)                                                  116,175,330
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.37%)
Telecommunications - Equipment (0.33%)
     371,550     Cidera, Inc. - Series D *@o                                  --
     173,950     LuxN, Inc. - Series E *@o                               447,052
--------------------------------------------------------------------------------
                                                                         495,354
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (0.04%)
      37,156     Mainstream Data, Inc. -
                 Series D *@o                                             48,302
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $5,738,358)                                                        495,354
--------------------------------------------------------------------------------

CORPORATE DEBT - CONVERTIBLE (0.08%)
Computer - Services (0.08%)
  $2,000,000     Kestrel Solutions;
                 5.50%, 7/15/2005 @o                                     101,600
--------------------------------------------------------------------------------
Total Corporate Debt - Convertible

(Cost $2,170,000)                                                        101,600
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (7.42%)
 $10,000,000     Freddie Mac Discount Note;
                 1.70%, 4/1/2002                                      10,000,000
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $10,000,000)                                                    10,000,000
--------------------------------------------------------------------------------

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Par Value                                                                  Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.89%)
  $6,594,000     State Street Repurchase Agreement,
                 1.73% dated March 28, 2002,
                 to be repurchased at $6,595,268
                 on April 1, 2002, collateralized by
                 Fannie Mae Agency Note, 4.00% -
                 August 15, 2003 with a value of
                 $6,729,819                                           $6,594,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $6,594,000)                                                      6,594,000
--------------------------------------------------------------------------------
Total Investments (Cost $138,384,662) (98.91%)                       133,366,284
Total Other Assets, Less Liabilities (1.09%)                           1,470,432
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $134,836,716
--------------------------------------------------------------------------------

*Non-income producing security.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.
o Schedule of Restricted Securities and/or Illiquid Securities


                                                                   Fair Value
                              Date                      Fair          as a %
                            Acquired         Cost       Value     of Net Assets
--------------------------------------------------------------------------------
Cidera, Inc. -
Series D -
  Preferred Stock           9/1/2000          --         --             --
Kestrel Solutions, Inc. -
  Corp. Debt -
  Convertible               8/8/2000      $2,170,000  $101,600         0.08%
LuxN, Inc. -
Series E -
  Preferred Stock         12/20/2000       2,487,485   447,052         0.33
Mainstream Data, Inc. -
Series D -
  Preferred Stock          2/21/2002       3,250,876    48,302         0.04
--------------------------------------------------------------------------------
                                                      $596,954         0.45%
--------------------------------------------------------------------------------

See notes to financial statements.

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

28

BERGER                          Ticker Symbol                              BESLX
SELECT FUND                     Fund Number                                  214
                                PORTFOLIO MANAGER COMMENTARY  JAY W. TRACEY, CFA
                                                           STEVEN L. FOSSEL, CFA
                                                            PAUL A. LAROCCO, CFA
================================================================================

MARKET CONDITIONS

Following the market low on September 21, 2001, in the aftermath of the September 11 terrorist attacks, the stock market rallied through the December quarter and the first week of 2002, as evidence suggested that the economy was rebounding more quickly than expected. Prospects that the economic downturn may be coming to an end brightened over the December quarter, supporting the market's rally. By early January and through most of the first quarter, however, continued good economic news was overshadowed by a new crisis of confidence brought about by the Enron bankruptcy and, by March, concerns related to the escalating Middle Eastern conflict. By the end of the period, the market was down from its earlier highs but still up from last September's lows.

FUND PERFORMANCE

Berger Select Fund (the "Fund") gained 3.06% over the six-month period, compared with a gain of 12.88% for its benchmark, the Russell 3000 Growth Index(1) and a 10.97% gain in the S&P 500 Index.(2) The Fund's underperformance was largely the result of a handful of very disappointing holdings in various sectors. Because this Fund's portfolio is concentrated in a small number of holdings, the impact of each holding tends to be greater than that of funds whose portfolios carry more holdings.

One of the worst performers this period was NextCard, Inc., a provider of internet-based consumer credit. NextCard reported late last year that its losses caused by fraud were much higher than previously disclosed; the stock collapsed. The integrity and credibility of management, as well as the viability of the company, in our opinion became suspect, and we sold the position. Conversely, one of the Fund's best performers also came from the financial sector. Investors Financial Services Corp., which provides a variety asset administration services to the financial industry, experienced earnings gains that drove the stock's performance.

Sprint Corp. (PCS Group), a leading national provider of wireless communications services, was a weak performer this period. Sprint's stock weakened early in January, along with many of its industry peers, as subscriber growth slowed. We responded by selling a portion of the Fund's position. We continued to hold the Fund's remaining position through the worst of the carnage in February and sold it in March after the stock had recovered somewhat.

Tyco International Ltd. was another major disappointment this period. A large position going into January, its decline of 45.1% had a negative performance impact that was greater than the Fund's performance shortfall for the entire period. However, in light of the company's long-term record, it was retained in the portfolio.

UTStarcom, Inc. was one of the Fund's better performers this period, in spite of the generally weak performance of wireless communications equipment companies. UTStarcom has been successful selling to service providers in China, a rapidly growing market, and in our opinion has potential for growth in other developing markets such as India.

Technology was a tough sector again during the period, particularly during the March quarter, as investors became concerned about the timing of a rebound in capital spending and technology spending in particular. These concerns affected the stocks of many technology companies in the March quarter, including VeriSign, Inc. and McDATA Corp. Elsewhere in technology, the Fund sold into the strength of its holding in Retek, Inc., which provides sophisticated supply chain software to the retail industry.

On the positive side, Best Buy Co., Inc., a consumer electronics retailer, performed well. The company continued to deliver surprisingly strong sales and earnings growth and gained market share in the process. The Corporate Executive Board Co., a unique business consulting services firm that continued to deliver steady growth, also performed well this period.

OUTLOOK

The news on the economic front has been stronger than expected. This bodes well for prospects of a rebound in corporate profits. In our opinion, corporations have achieved such significant cost reductions that it will not take dramatic revenue growth or better pricing power to produce a meaningful rebound in profit margins. If, as we believe, corporate profits are poised for a healthy rebound, then the stock market in general--and growth stocks in particular--should be poised to do better over the balance of this year and into the next.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

PERFORMANCE OVERVIEW
================================================================================

BERGER SELECT FUND - GROWTH OF $10,000

                                     [GRAPH]

                                3/31/02
Berger Select Fund              $11,248

Russell 3000 Growth Index       $10,980

S&P 500 Index                   $12,494

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year                 (24.06)%

Life of Fund (12/31/97)    2.81%

(1) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) The Standard and Poor's 500 Index is a market capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is a no guarantee of future results. Investments returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. The Fund's performance has sustained significant gains and losses due to market volatility in the technology sector, and current performance may be lower than the figures shown. Because Berger Select Fund is not a diversified fund, it can take larger positions in few companies, increasing the overall risk/reward profile of the Fund. Please visit our web site at berger.com for more current performance information.

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.00%)
Commercial Services - Miscellaneous (5.46%)
      32,000     The Corporate Executive Board Co.*                   $1,200,352
--------------------------------------------------------------------------------

Computer - Services (3.22%)
      12,000     Anteon International Corp.*                             249,600
       9,000     Photon Dynamics, Inc.*                                  458,010
--------------------------------------------------------------------------------
                                                                         707,610
--------------------------------------------------------------------------------

Computer Software - Desktop (3.57%)
      13,000     Microsoft Corp.*                                        784,030
--------------------------------------------------------------------------------

Computer Software - Enterprise (3.53%)
      43,000     J.D. Edwards & Co.*                                     775,720
--------------------------------------------------------------------------------

Diversified Operations (5.29%)
      36,000     Tyco International Ltd.                               1,163,520
--------------------------------------------------------------------------------

Electrical - Equipment (3.19%)
      18,700     General Electric Co.                                    700,315
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.00%) - CONTINUED
Electronics - Semiconductor Equipment (5.63%)
      13,000     Applied Materials, Inc.*                             $  705,510
       8,000     KLA-Tencor Corp.*                                       532,000
--------------------------------------------------------------------------------
                                                                       1,237,510
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (2.19%)
      17,000     Intersil Corp. - Class A*                               481,950
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (2.57%)
       8,900     Freddie Mac                                             563,993
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (12.28%)
      40,000     Concord EFS, Inc.*                                    1,330,000
      18,000     Investors Financial Services Corp.                    1,368,900
--------------------------------------------------------------------------------
                                                                       2,698,900
--------------------------------------------------------------------------------

Internet - Security/Solutions (3.07%)
      25,000     VeriSign, Inc.*                                         675,000
--------------------------------------------------------------------------------

Media - Radio/TV (2.68%)
      14,000     Univision Communications, Inc. -
                 Class A*                                                588,000
--------------------------------------------------------------------------------

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

30

BERGER
SELECT FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.00%) - CONTINUED
Medical - Biomedical/Biotechnology (8.24%)
      22,000     Abgenix, Inc.*                                       $  415,580
--------------------------------------------------------------------------------
      11,200     Amgen, Inc.*                                            668,416
      29,400     Celgene Corp.*                                          727,650
--------------------------------------------------------------------------------
                                                                       1,811,646
--------------------------------------------------------------------------------

Medical - Ethical Drugs (7.21%)
      13,500     King Pharmaceuticals, Inc.*                             472,635
      28,000     Pfizer, Inc.                                          1,112,720
--------------------------------------------------------------------------------
                                                                       1,585,355
--------------------------------------------------------------------------------

Medical - Genetics (2.98%)
      13,000     Genentech, Inc.*                                        655,850
--------------------------------------------------------------------------------

Medical - Hospitals (3.20%)
      10,500     Tenet Healthcare Corp.*                                 703,710
--------------------------------------------------------------------------------

Medical - Products (3.25%)
      12,000     Baxter International, Inc.                              714,240
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Supplies (1.99%)
       6,400     AmerisourceBergen Corp.                                 437,120
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (2.54%)
      11,700     Weatherford International, Inc.*                        557,271
--------------------------------------------------------------------------------

Retail - Consumer Electronics (4.68%)
      13,000     Best Buy Co., Inc.*                                   1,029,600
--------------------------------------------------------------------------------

Retail - Major Discount Chains (2.51%)
       9,000     Wal-Mart Stores, Inc.                                   551,610
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (2.65%)
      12,000     Home Depot, Inc.                                        583,320
--------------------------------------------------------------------------------

Telecommunications - Equipment (7.07%)
      37,000     Nokia Corp. - Spon. ADR                                 767,380
      30,000     UTStarcom, Inc.*                                        786,900
--------------------------------------------------------------------------------
                                                                       1,554,280
--------------------------------------------------------------------------------

Total Common Stock
(Cost $21,844,732)                                                    21,760,902
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Par Value                                                                  Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.45%)
    $319,000     State Street Repurchase Agreement,
                 1.73% dated March 28, 2002,
                 to be repurchased at $319,061 on
                 April 1, 2002, collateralized by
                 FHLB Agency Note, 3.13% -
                 November 14, 2003, with a
                 value of $325,553                                      $319,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $319,000)                                                          319,000
--------------------------------------------------------------------------------
Total Investments (Cost $22,163,732) (100.45%)                        22,079,902
Total Other Assets, Less Liabilities (-0.45%)                            (98,113)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $21,981,789
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.
FHLB - Federal Home Loan Bank.

See notes to financial statements.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                          Ticker Symbol - Investor Shares                  BINVX
BERGER INFORMATION                      - Institutional Shares             BINFX
TECHNOLOGY FUND           Fund Number   - Investor Shares                    912
                                        - Institutional Shares               913
                          PORTFOLIO MANAGER COMMENTARY  WILLIAM F.K. SCHAFF, CFA
================================================================================

MARKET CONDITIONS

It's been a seesaw six months. The U.S. stock market rallied through the fourth quarter 2001, led by cyclicals, including technology stocks. A number of economic reports showed improvement, including better-than-expected consumer confidence and spending. The first quarter 2002 then demonstrated the resilience of the U.S. economy. Inventories were worked down, manufacturing grew stronger, unemployment stayed relatively low, consumer sentiment improved, and inflation and interest rates were at 40-year lows. The last major factor needed to jump start an economic rebound remained corporate profitability. Most management teams did not forecast much of a turnaround in the first half of 2002 but were planning for improved business fundamentals in the second half of the year.

FUND PERFORMANCE

The Berger Information Technology Fund (the "Fund") gained 33.67% (Investor Shares) and 34.33% (Institutional Shares) for the six-month period ended March 31, 2002, compared with a gain of 24.38% in the Nasdaq-100 Index(1) and 13.45% in the Wilshire 5000 Equity Index.(2)

The key reason for this relative performance is the Fund's information technology (IT) company focus. Software and hardware sales were up strongly in the fourth quarter 2001, which (historically) drives up the valuation of IT stocks, especially those of enterprise software companies that make up the largest component of the Fund. Unfortunately, the software segment lagged the broader technology indices in the first quarter 2002, dragging down the Fund's six-month performance.

The performance of Informatica Corp., which develops and markets business intelligence and analytical applications software, mirrors the up-and-down swings of this period's IT market. The company is very sensitive to corporate IT budget cycles and requires increasing IT development to deliver rising sales and profitability. Informatica had significant gains in the fourth quarter as corporate IT purse strings loosened but disappointed in the first quarter as a result of longer sales lead times and slower sales. Although the company is not losing market share during this current downturn, the entire business intelligence group is suffering from weak demand.

Symantec Corp. and Advent Software, Inc. were among our performance leaders. Symantec, the leading anti-viral software vendor, is one of the better-positioned security companies because it has focused on the corporate market where demand for security software remains strong. Because the company is highly competitive and has leading market share in all of its products, we believe it may continue its current growth rate.

Advent Software, the leading portfolio advisor and asset management software company, had a strong fourth quarter and reported higher-than-expected revenues and earnings first quarter. Its prospects seem bright for the rest of the year. Additionally, unlike many technology companies, Advent continued to build cash on its balance sheet. The company has attracted much positive investor attention for its subscription services, which can provide a recurring revenue stream that may result in high visibility and revenue quality.

One of the Fund's weakest holdings was Qwest Communications International, Inc. Even as Qwest's management struggled to grow top-line revenue, there were questions about the validity of reported top-line growth rates in prior periods given the company's method of accounting for some sales. In light of the Enron issue, any questions suggesting accounting irregularities has led to a strong sell-off in Qwest's stock. Despite many positive factors--strong local business, the franchise of former US West and associated strong operating cash flow--management credibility is tarnished and new leadership may be required to restore Qwest's luster. As a result of these concerns, we sold Qwest during the period.

OUTLOOK

The year 2002 started off with a modest rise across most industry sectors. We believe investors are looking down the road at an expanding economy later this year and are attempting to get in front of the herd. This implies that equity markets are getting ahead of themselves relative to current business fundamentals. Today's valuations may reflect investors' beliefs that interest rates and inflation will remain low, corporate earnings will rebound strongly, government spending will remain robust, and consumers will continue to spend mercilessly. It is our belief that if all these assumptions hold true, then the overall equity markets are fairly valued. If there is any disappointment, however, overall equity valuations could decline to reflect more realistic expectations.

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

32

PERFORMANCE OVERVIEW
================================================================================

BERGER INFORMATION TECHNOLOGY FUND -
INVESTOR SHARES - GROWTH OF $10,000

                                     [GRAPH]

                                         3/31/02
Berger Information Technology Fund -
Investor Shares                          $23,730

Nasdaq-100 Index                         $17,349

Wilshire 5000 Index                      $15,716

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year                  (1.62)%

Life of Fund (4/8/97)     18.95%

--------------------------------------------------------------------------------

BERGER INFORMATION TECHNOLOGY FUND -
INSTITUTIONAL SHARES - GROWTH OF $250,000

                                     [GRAPH]

                                             3/31/02
Berger Information Technology Fund -
Institutional Shares                         $602,147

Nasdaq-100 Index                             $433,726

Wilshire 5000 Index                          $392,904

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year                  (0.88)%

Life of Fund (4/8/97)     19.31%

(1) The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/ wholesale trade and biotechnology. It does not contain financial companies including investment companies. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) The Wilshire 5000 Equity Index tracks performance of all equity securities issued by U.S. headquartered companies regardless of exchange. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is a no guarantee of future results. Investments returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Performance data for the Investor Shares include periods prior to the adoption of class designations on July 2, 1999, and therefore does not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares. This would have reduced the Investor Shares' return for that prior period. The Fund's performance has sustained significant gains and losses due to market volatility in the technology sector, and current performance may be lower than the figures shown. As a sector fund, Berger Information Technology Fund may be subject to greater risk and market fluctuation than funds that have securities representing a broader range of investment alternatives. Please visit our web site at berger.com for more current performance information.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

BERGER INFORMATION
TECHNOLOGY FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.05%)
Commercial Services - Miscellaneous (0.96%)
      19,200     Accenture Ltd. - Class A*                            $  512,640
--------------------------------------------------------------------------------

Commercial Services - Staffing (1.29%)
      20,000     TMP Worldwide, Inc.*                                    689,400
--------------------------------------------------------------------------------
Computer - Integrated Systems (0.69%)

      27,130     Wind River Systems, Inc.*                               368,697
--------------------------------------------------------------------------------

Computer - Manufacturers (7.10%)
       6,800     Dell Computer Corp.*                                    177,548
      25,400     International Business Machines Corp.                 2,641,600
      16,200     NCR Corp.*                                              724,950
      29,720     Sun Microsystems, Inc.*                                 262,130
--------------------------------------------------------------------------------
                                                                       3,806,228
--------------------------------------------------------------------------------

Computer - Memory Devices (1.14%)
      30,000     Network Appliance, Inc.*                                611,400
--------------------------------------------------------------------------------

Computer - Networking (1.86%)
      10,600     Brocade Communications Systems, Inc.*                   286,200
      31,200     Cisco Systems, Inc.*                                    528,216
      30,800     Riverstone Networks, Inc.*                              184,800
--------------------------------------------------------------------------------
                                                                         999,216
--------------------------------------------------------------------------------

Computer - Services (11.31%)
       9,500     Amdocs Ltd.*                                            253,175
      12,000     American Management Systems, Inc.*                      224,172
      25,980     Automatic Data Processing, Inc.                       1,513,855
      14,800     Cognizant Technology Solutions Corp.*                   623,080
      19,455     Electronic Data Systems Corp.                         1,128,195
      15,600     Fiserv, Inc.*                                           717,444
      22,000     Gartner, Inc. - Class A*                                283,800
      98,800     StorageNetworks, Inc.*                                  344,812
      29,600     Sungard Data Systems, Inc.*                             975,912
--------------------------------------------------------------------------------
                                                                       6,064,445
--------------------------------------------------------------------------------

Computer Software - Desktop (9.76%)
      36,400     Microsoft Corp.*                                      2,195,284
      73,650     Symantec Corp. *                                      3,035,117
--------------------------------------------------------------------------------
                                                                       5,230,401
--------------------------------------------------------------------------------

Computer Software - Educational/Entertainment (0.74%)
      37,800     SmartForce PLC - Spon. ADR*                             396,900
--------------------------------------------------------------------------------

Computer Software - Enterprise (25.51%)
      41,600     Actuate Corp.*                                          300,352
      74,700     Brio Technology, Inc.*                                  204,678
       3,100     Business Objects SA*                                    136,276
       8,800     Citrix Systems, Inc.*                                   152,064
      18,000     Computer Associates International, Inc.                 394,020
      94,500     Compuware Corp.*                                      1,219,995
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.05%) - CONTINUED
Computer Software - Enterprise (25.51%) - continued
      45,500     Documentum, Inc.*                                   $ 1,157,975
      13,593     Hyperion Solutions Corp.*                               367,147
      32,300     i2 Technologies, Inc.*                                  163,438
      13,500     Informatica Corp.*                                       97,740
      16,000     IONA Technologies PLC - ADR*                            270,880
       7,500     Manugistics Group, Inc.*                                161,100
      22,400     Mercury Interactive Corp.*                              843,360
      30,000     MSC.Software Corp.*                                     690,000
      20,000     Oracle Corp.*                                           256,000
      15,100     Peoplesoft, Inc.*                                       551,603
      92,400     Rational Software Corp.*                              1,462,692
      50,400     SAP AG - Spon. ADR                                    1,874,880
      41,500     SeeBeyond Technology Corp.*                             317,475
      25,000     Serena Software, Inc.*                                  487,500
      40,000     Siebel Systems, Inc.*                                 1,304,400
      28,795     VERITAS Software Corp.*                               1,262,085
--------------------------------------------------------------------------------
                                                                      13,675,660
--------------------------------------------------------------------------------

Computer Software - Finance (6.12%)
      35,600     Advent Software, Inc.*                                2,106,096
      30,580     Intuit, Inc.*                                         1,173,049
--------------------------------------------------------------------------------
                                                                       3,279,145
--------------------------------------------------------------------------------

Computer Software - Security (2.68%)
      34,050     Check Point Software
                 Technologies Ltd.*                                    1,035,120
      17,600     Internet Security Systems, Inc.*                        402,160
--------------------------------------------------------------------------------
                                                                       1,437,280
--------------------------------------------------------------------------------

Diversified Operations (0.87%)
      19,800     AOL Time Warner, Inc.*                                  468,270
--------------------------------------------------------------------------------

Electronics - Miscellaneous Components (2.21%)
      27,000     Marvell Technology Group Ltd.*                        1,182,600
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (14.49%)
      20,200     Analog Devices, Inc.*                                   909,808
      15,000     Cree, Inc.*                                             204,450
      41,878     GlobespanVirata, Inc.*                                  624,820
      41,500     Intel Corp.                                           1,262,015
      15,200     Plexus Corp.*                                           358,720
       5,500     QLogic Corp.*                                           272,360
      26,000     RF Micro Devices, Inc.*                                 465,400
      43,840     Texas Instruments, Inc.                               1,451,104
      16,800     TriQuint Semiconductor, Inc.*                           201,768
      40,000     Vitesse Semiconductor Corp.*                            392,000
      40,700     Xilinx, Inc.*                                         1,622,302
--------------------------------------------------------------------------------
                                                                       7,764,747
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (3.33%)
      20,450     First Data Corp.                                      1,784,262
--------------------------------------------------------------------------------

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

34

BERGER INFORMATION
TECHNOLOGY FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (99.05%) - CONTINUED
Internet - Content (0.28%)
       8,069     Yahoo!, Inc.*                                        $  149,034
--------------------------------------------------------------------------------

Internet - Security/Solutions (3.19%)
      48,000     Network Associates, Inc.*                             1,161,600
      20,300     VeriSign, Inc.*                                         548,100
--------------------------------------------------------------------------------
                                                                       1,709,700
--------------------------------------------------------------------------------

Internet - Software (2.84%)
      80,200     Interwoven, Inc.*                                       401,000

      65,270     Webmethods, Inc.*                                     1,124,602
--------------------------------------------------------------------------------
                                                                       1,525,602
--------------------------------------------------------------------------------

Telecommunications - Equipment (1.74%)
      28,000     Crown Castle International Corp.*                       185,080
      27,500     Motorola, Inc.                                          390,500
       9,500     QUALCOMM, Inc.*                                         357,580
--------------------------------------------------------------------------------
                                                                         933,160
--------------------------------------------------------------------------------

Telecommunications - Services (0.94%)
      32,300     AT&T Corp.                                              507,110
--------------------------------------------------------------------------------
Total Common Stock
(Cost $63,274,642)                                                    53,095,897
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (1.62%)
    $869,000     State Street Repurchase Agreement,
                 1.73% dated March 28, 2002,
                 to be repurchased at $869,167 on
                 April 1, 2002, collateralized by
                 Fannie Mae Agency Note, 4.00% -
                 August 15, 2003 with a value of
                 $886,836                                                869,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $869,000)                                                          869,000
--------------------------------------------------------------------------------
Total Investments (Cost $64,143,642) (100.67%)                        53,964,897
Total Other Assets, Less Liabilities (-0.67%)                           (359,538)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $53,605,359
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.
PLC - Public Limited Company.

See notes to financial statements.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

35

BERGER                       Ticker Symbol                                 BBINX
INTERNATIONAL FUND           Fund Number                                     349
                             PORTFOLIO MANAGER COMMENTARY  BANK OF IRELAND ASSET
                                                          MANAGEMENT (U.S.) LTD.
================================================================================

MARKET CONDITIONS

The appearance of a possible economic recovery in the United States boosted prospects for other economies. Equity markets finished the first quarter 2002 in positive territory. In our opinion, the general upward market momentum has been fueled by a return of support for stocks in the financial, oil and consumer staple sectors, amid a perceived improvement in economic prospects. The telecommunications sector, however, has remained out-of-favor as capital spending plans among heavily indebted operators remain muted, and the widespread launch of next-generation mobile services still appears to be some time off. As earnings forecasts remained unclear, investors appeared to retain a preference for blue-chip global franchises.

Illustrative of the improving economic conditions, business confidence levels have risen to levels that were last seen in the early part of 2001. The German IFO survey has shown improvement in the last five consecutive months despite the fact that the economy contracted in the final quarter of 2001. Similar improvements took place in Italy and France. European consumer confidence levels lagged that of the United States, where the Conference Board survey recorded its highest reading in seven months. Japan remains the exception, however, as it continues to struggle with slack domestic demand, persistent deflation and near-record unemployment levels.

FUND PERFORMANCE

The Berger International Fund (the "Fund") returned 6.07% for the six-month period ended March 31, 2002, compared with a gain of 7.59% for its benchmark, the MSCI EAFE Index.(1)

The Fund's strong gains in the fourth quarter 2001 are largely a result of a rebound in its technology, media and telecommunications (TMT) holdings. Telecommunications was the largest negative contributor the following quarter. Overall, the best-performing sectors this period were technology, consumer, oil and financials, while healthcare and telecommunications lagged.

Among technology holdings, Canon, Inc. reported positive results, driven by strong sales in its laser printers, copiers and digital cameras. Koninklijke Philips Electronics NV, Europe's largest consumer electronics maker, bounced back solidly, particularly in the fourth quarter, amid optimism regarding its cost-reduction efforts and an anticipated recovery in demand. Vodafone Group PLC, however, the world's largest mobile operator, suffered as a result of poor handset and equipment sales and investor concern that the transition from voice to higher-margin data services will be postponed.

Consumer stocks Diageo PLC and Bayerische Motoren Werke AG posted strong results this period. Diageo, the world's largest distiller, is benefiting from its drive to become a focused-spirits company. Increasing sales and profits boosted BMW this period. The company continues to state that it expects sales volumes and earnings to increase again in 2002. Vivendi Universal SA, the world's second-largest media company, disappointed. A multibillion dollar write-off because of acquisitions in 2001 and exposure to the telecommunications industry continued to put pressure on the company.

The share price of TotalFinaElf SA rose with the increase in crude oil prices from $20 to approximately $25 a barrel at the end of the first quarter, The company also benefited from cost reductions achieved through its acquisition of Petrofina and Elf Aquitaine in 1999.

Fund performance also benefited from Barclays PLC, one of the U.K's largest and better-performing banks, and National Australia Bank Ltd., that nation's largest. Swiss Re, however, had a bad first quarter after reporting its first annual loss in more than a century as a result of claims arising from the September 11 terrorist attacks. ACOM Co. Ltd., one of Japan's largest consumer finance companies, had a difficult six months because of factors attributable to the nation's prolonged economic slump.

In healthcare, GlaxoSmithKline PLC declined on news that three patents on one of its best-selling drugs, Augmentin, had been invalidated by U.S. courts. Aventis SA suffered in the fourth-quarter as investors switched out of defensive holdings into more economically sensitive areas in anticipation of the sector's return to growth. We continue to hold both companies.

We added several traditionally defensive companies this period, including Allianz AG, Europe's largest insurance group; BP PLC; beverage manufacturer and marketer Foster's Group Ltd.; and Honda Motor Co. Ltd.

OUTLOOK

The slowdown in the U.S. economy had an adverse impact on its global trading partners, so the emergence of the economy from this recent downturn should be a boost to the global economy in general. Nowhere is this more apparent than in Japan, where a rise in exports could prove invaluable in stimulating the economy. Exports account for only about 10% of Japan's economy, however, so it is unlikely this nation can export itself out of trouble. As the global economy gains momentum, central banks are likely to reverse some actions taken last year. But, given the somewhat fragile nature of the recovery, we believe banks will be reluctant to aggressively raise rates. Inflation should be muted as capacity-utilization levels provide plenty of slack and continuing weakness in labor markets limits wage pressure.

Despite improved economic and financial conditions, our views on international equity markets have not altered significantly. Market performance this quarter was relatively subdued as earnings and economic prospects caught up with valuation gains made in the fourth quarter 2001. We maintain our preference for quality companies that have produced solid earnings in the past and offer strong earnings visibility going forward. We do not believe there is much value to be found among cyclical stocks, which appear to be fully valued by the market at this time.

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

36

PERFORMANCE OVERVIEW
================================================================================

BERGER INTERNATIONAL FUND - GROWTH OF $10,000

                                     [GRAPH]

                                3/31/02
Berger International Fund       $20,455

MSCI EAFE Index                 $18,157

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year                  (9.56)%

Five Year                  1.34%

Ten Year                   7.42%

(1) The Morgan Stanley Capital International EAFE Index represents major overseas markets. The figures are shown gross of capital gains and dividends. One cannot invest directly in an index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Foreign investing involves special risks, such as currency fluctuations and political and economic uncertainty, which are discussed further in the prospectus. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund, net of fee waivers. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected. Please visit our web site at berger.com for more current performance information.

The financial statements of the Berger International Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with this Fund's financial statements.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                  Ticker Symbol - Investor Shares          BSCVX
                                                - Institutional Shares     BSVIX
BERGER SMALL CAP                  Fund Number   - Investor Shares            120
VALUE FUND                                      - Institutional Shares       403
                                  PORTFOLIO MANAGER COMMENTARY ROBERT H. PERKINS
                                                               THOMAS M. PERKINS
================================================================================

MARKET CONDITIONS

It's been a seesaw six months. The U.S. stock market rallied through the fourth quarter 2001, led by cyclicals, including technology stocks. A number of economic reports showed improvement, including better-than-expected consumer confidence and spending. The first quarter 2002 then demonstrated the resilience of the U.S. economy. Inventories were worked down, manufacturing grew stronger, unemployment stayed relatively low, consumer sentiment improved, and inflation and interest rates were at 40-year lows. The last major factor needed to jump start an economic rebound remained corporate profitability. Most management teams did not forecast much of a turnaround in the first half of 2002 but were planning for improved business fundamentals in the second half of the year.

FUND PERFORMANCE

The Berger Small Cap Value Fund (the "Fund") gained 33.30% (Investor Shares) and 33.55% (Institutional Shares) for the six-month period ended March 31, 2002, compared with 27.90% for the Russell 2000 Value Index(1) and 25.91% for the Russell 2000 Index.(2) This performance is attributable to the Fund's particularly strong gains in the fourth quarter 2001 when holdings in "fallen growth" stocks purchased after the market's steep decline in September rebounded sharply. First-quarter gains were not as robust, mostly as a result of the Fund's overweighting in technology, which had a weak quarter, and relative underweighting in the financial and consumer sectors, which had a strong quarter.

Although the Fund is underweighted in financials because we believe there are more attractive risk/reward relationships elsewhere, this sector continues to be the Fund's largest weighting. Strong performers this period included Greater Bay Bancorp. and Downey Financial Corp. Both companies corrected on the strength of their balance sheets and franchises after suffering a severe sell-off a year ago as a result of credit concerns and a temporary slowdown in earnings growth.

Among the Fund's technology holdings, Asyst Technologies, Inc. and Newport Corp. turned in a positive performance, reflecting increased semiconductor equipment demand. Although Advanced Digital Information Corp. declined as demand for storage stayed down, we believe the financial strength of the company will allow it to benefit from an anticipated cyclical turn. Wireless infrastructure remains weak, and DMC Stratex Networks, Inc. disappointed. We believe the company's balance sheet and products could pull it through the other side of the cycle.

Fund holdings in the energy sector delivered solid gains over the six-month period. Two top performers were Key Energy Services, Inc. and Pogo Producing Co., apparently on the strength of a rebound in commodity prices and investor optimism about prospects for a cyclical upturn. We trimmed the Fund's position in Stone Energy Corp. in the first quarter when the company revised its production outlook downward. Most long-term fundamentals for this sector are sound, and we continue to buy on weakness.

The Fund was underweighted in the consumer sector first quarter because we considered consumer spending levels to be uncertain and felt there was less risk in other areas. As a result, the Fund did not participate fully in the sector's strong performance. But La-Z-Boy, Inc. reported higher earnings in the first quarter, and Dollar Thrifty Automotive Group, Inc. delivered strong gains in both the fourth and first quarters, apparently rebounding with U.S. travel spending. We had increased the Fund's investment in Dollar Thrifty early in the fourth quarter on the belief that it had been oversold in the September market decline.

In healthcare, Beverly Enterprises, Inc. and Alpharma, Inc. dragged down first-quarter 2002 Fund performance. Although Beverly Enterprises apparently suffered as a result of Medicare reimbursement concerns, we continue to like the long-term fundamentals of this company and added to the Fund's position on the stock's weakness. Alpharma, however, was sold as fundamentals continued to deteriorate.

OUTLOOK

We are taking a cautious view of the future for several reasons. Although heartened by the economic recovery that appears to be developing, we find stock prices high relative to expected earnings and rising interest rates. Several unknowns persist in the market that could have a negative impact on stock prices, such as accounting issues and the ongoing war on terrorism. We continue to believe that small- and mid-cap stocks represent the most attractive segment of the market but are concerned that valuations may be stretched in the short term. Finally, we expect the number of earnings disappointments to remain high and extend above-average volatility in stock prices. However, we believe this investment environment also creates opportunity for value investors, and we will redeploy cash as those opportunities present themselves. Specifically, we will continue to overweight technology, healthcare and energy because, in our opinion, these sectors demonstrate significant long-term value.


                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

38

PERFORMANCE OVERVIEW
================================================================================

BERGER SMALL CAP VALUE FUND -
INVESTOR SHARES - GROWTH OF $10,000

                                     [GRAPH]

                                3/31/02
Berger Small Cap Value Fund -
Investor Shares                 $56,876

Russell 2000 Value Index        $46,263

Russell 2000 Index              $28,750

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year                 26.29%

Five Year                20.15%

Ten Year                 18.98%

--------------------------------------------------------------------------------

BERGER SMALL CAP VALUE FUND -
INSTITUTIONAL SHARES - GROWTH OF $250,000

                                     [GRAPH]

                                3/31/02
Berber Small Cap Value Fund -
Institutional Shares            $1,445,674

Russell 2000 Value Index        $1,156,580

Russell 2000 Index                $718,745

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year                 26.70%

Five Year                20.53%

Ten Year                 19.18%

(1) Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Performance data for the Investor Shares include periods prior to the adoption of class designations on February 14, 1997, and therefore does not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares. This would have reduced the Investor Shares' return. Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Investments in small-company stocks may involve greater risks, including price volatility, and rewards than investments in larger companies. Please visit our web site at berger.com for more current performance information.


Berger Funds o March 31, 2002 Combined Semi-Annual Report

BERGER SMALL CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (86.18%)
Banks - Northeast (1.99%)
   2,000,000     Seacoast Financial Services Corp.#                 $ 39,380,000
   1,500,000     Susquehanna Bancshares, Inc.                         36,720,000
--------------------------------------------------------------------------------
                                                                      76,100,000
--------------------------------------------------------------------------------

Banks - Southeast (1.07%)
   1,400,000     F.N.B. Corp.                                         41,020,000
--------------------------------------------------------------------------------

Banks - West/Southwest (1.97%)
   2,200,000     Greater Bay Bancorp.#                                75,064,000
--------------------------------------------------------------------------------

Building - Air Conditioning & Heating Products (1.82%)
   1,300,000     Tecumseh Products Co. - Class A#                     69,290,000
--------------------------------------------------------------------------------

Building - Heavy Construction (1.57%)
   4,000,000     Dycom Industries, Inc.*#                             59,800,000
--------------------------------------------------------------------------------

Building - Residential/Commercial (2.49%)
     750,000     Pulte Homes, Inc.                                    35,887,500
   2,100,000     Standard Pacific Corp.#                              59,010,000
--------------------------------------------------------------------------------
                                                                      94,897,500
--------------------------------------------------------------------------------

Building Products - Wood (2.09%)
   1,500,000     Rayonier, Inc.#                                      79,920,000
--------------------------------------------------------------------------------

Chemicals - Plastics (2.33%)
   4,000,000     PolyOne Corp.                                        48,800,000
   2,200,000     Schulman (A.), Inc.#                                 40,238,000
--------------------------------------------------------------------------------
                                                                      89,038,000
--------------------------------------------------------------------------------

Commercial - Leasing Companies (1.00%)
   1,809,070     Dollar Thrifty Automotive
                 Group, Inc.*#                                        38,261,831
--------------------------------------------------------------------------------

Commercial Services - Staffing (1.01%)
   3,500,000     Spherion Corp.*#                                     38,675,000
--------------------------------------------------------------------------------

Computer - Memory Devices (2.05%)
   4,000,000     Advanced Digital
                 Information Corp.*#                                  52,040,000
   2,500,000     Silicon Storage Technology, Inc.*                    26,375,000
--------------------------------------------------------------------------------
                                                                      78,415,000
--------------------------------------------------------------------------------

Computer - Services (0.42%)
   2,140,630     Covansys Corp.*#                                     16,054,725
--------------------------------------------------------------------------------

Computer Software - Enterprise (2.89%)
   2,400,000     Captaris, Inc.*#                                      8,304,000
   2,400,000     Filenet Corp.*#                                      41,016,000
   2,800,000     Micromuse, Inc.*                                     24,528,000
   2,000,000     Progress Software Corp.*#                            36,280,000
--------------------------------------------------------------------------------
                                                                     110,128,000
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (86.18%) - CONTINUED
Computer Software - Finance (0.90%)
   3,000,000     Transaction Systems Architects, Inc. -
                 Class A*#                                           $34,200,000
--------------------------------------------------------------------------------

Computer Software - Security (0.55%)
   1,242,590     HNC Software*                                        20,875,512
--------------------------------------------------------------------------------

Diversified Operations (4.56%)
   1,200,000     Carlisle Companies, Inc.                             52,464,000
   1,800,000     Federal Signal Corp.                                 42,696,000
   2,000,000     The Manitowoc Co., Inc.#                             79,000,000
--------------------------------------------------------------------------------
                                                                     174,160,000
--------------------------------------------------------------------------------

Electrical - Control Instruments (0.31%)
     710,800     Watts Industries, Inc. - Class A#                    11,941,440
--------------------------------------------------------------------------------

Electrical - Equipment (1.23%)
   1,850,000     A.O. Smith Corp.#                                    47,082,500
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (1.45%)
2,318,560        Newport Corp. #                                      55,413,584
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (1.34%)
   2,800,000     Asyst Technologies, Inc.*#                           50,960,000
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (0.78%)
   2,300,000     Integrated Silicon Solutions, Inc.*#                 29,578,000
--------------------------------------------------------------------------------

Finance - REIT (6.06%)
   1,800,000     Brandywine Realty Trust#                             43,020,000
   1,600,000     Gables Residential Trust#                            49,680,000
   1,800,000     Home Properties of New York, Inc.#                   62,010,000
   3,000,000     JDN Realty Corp.#                                    38,340,000
   1,300,000     Prentiss Properties Trust                            38,376,000
--------------------------------------------------------------------------------
                                                                     231,426,000
--------------------------------------------------------------------------------

Finance - Savings & Loan (1.61%)
   1,350,000     Downey Financial Corp.                               61,560,000
--------------------------------------------------------------------------------

Household/Office Furniture (2.58%)
   3,580,000     La-Z-Boy, Inc.#                                      98,271,000
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (3.35%)
   1,800,000     Horace Mann Educators, Inc.                          40,518,000
   1,500,000     IPC Holdings Ltd.#                                   48,810,000
   1,200,000     Old Republic International Corp.                     38,364,000
--------------------------------------------------------------------------------
                                                                     127,692,000
--------------------------------------------------------------------------------

Internet - Software (1.45%)
   3,800,000     Openwave Systems, Inc.*                              24,168,000
   1,800,000     Webmethods, Inc.*#                                   31,014,000
--------------------------------------------------------------------------------
                                                                      55,182,000
--------------------------------------------------------------------------------

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

40

BERGER SMALL CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (86.18%) - CONTINUED
Machinery - Construction/Mining (1.58%)
   3,700,000     Joy Global, Inc.*#                               $   60,310,000
--------------------------------------------------------------------------------

Machinery - General Industrial (2.53%)
   2,100,000     Briggs & Stratton Corp.#                             96,600,000
--------------------------------------------------------------------------------

Machinery - Metal Holding/Automation (1.45%)
   1,900,000     Cognex Corp.*                                        55,214,000
--------------------------------------------------------------------------------

Medical - Hospitals (0.97%)
   1,000,000     LifePoint Hospitals, Inc.*                           36,960,000
--------------------------------------------------------------------------------

Medical - Nursing Homes (3.17%)
   8,400,000     Beverly Enterprises, Inc.*#                          60,480,000
   2,600,000     Manor Care, Inc.*                                    60,580,000
--------------------------------------------------------------------------------
                                                                     121,060,000
--------------------------------------------------------------------------------

Medical/Dental - Supplies (1.45%)
   1,475,120     Invacare Corp.#                                      55,464,512
--------------------------------------------------------------------------------

Metal - Processing & Fabrication (1.56%)
   2,200,000     Kaydon Corp.#                                        59,400,000
--------------------------------------------------------------------------------

Office - Equipment & Automation (1.17%)
   2,450,000     InFocus Corp.*#                                      44,614,500
--------------------------------------------------------------------------------

Oil & Gas - Field Services (2.32%)
   8,250,000     Key Energy Services, Inc.*#                          88,440,000
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (7.26%)
   1,750,000     Newfield Exploration Co.*                            64,732,500
   2,000,000     Noble Affiliates, Inc.                               78,120,000
   2,400,000     Pogo Producing Co.                                   76,080,000
   1,500,000     Stone Energy Corp.*#                                 58,125,000
--------------------------------------------------------------------------------
                                                                     277,057,500
--------------------------------------------------------------------------------

Paper & Paper Products (0.94%)
   3,500,000     Longview Fibre Co.#                                  36,050,000
--------------------------------------------------------------------------------

Pollution Control - Services (0.75%)
   3,700,000     Newpark Resources, Inc.*#                            28,675,000
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (1.23%)
     400,000     AnnTaylor Stores Corp.*                              17,288,000
     900,000     The Children's Place Retail
                 Stores, Inc.*                                        29,700,000
--------------------------------------------------------------------------------
                                                                      46,988,000
--------------------------------------------------------------------------------

Shoes & Related Apparel (1.86%)
   3,948,890     Wolverine World Wide, Inc.#                          70,882,575
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (86.18%) - CONTINUED
Telecommunications - Equipment (2.37%)
   1,875,780     C-COR.net Corp.*#                                $   33,764,040
   4,500,000     DMC Stratex Networks, Inc.*#                         24,480,000
   3,500,000     Remec, Inc.*#                                        32,375,000
--------------------------------------------------------------------------------
                                                                      90,619,040
--------------------------------------------------------------------------------

Transportation - Equipment Manufacturing (2.39%)
   2,900,000     Trinity Industries, Inc.#                            70,499,000
   2,100,000     Wabash National Corp.#                               20,790,000
--------------------------------------------------------------------------------
                                                                      91,289,000
--------------------------------------------------------------------------------

Transportation - Rail (1.05%)
   2,500,000     Kansas City Southern
                 Industries, Inc.*                                    39,850,000
--------------------------------------------------------------------------------

Transportation - Shipping (1.10%)
   1,100,000     Teekay Shipping Corp.                                41,932,000
--------------------------------------------------------------------------------

Transportation - Truck (2.16%)
   2,500,000     CNF Transportation, Inc.#                            82,475,000
--------------------------------------------------------------------------------
Total Common Stock
(Cost $2,696,089,707)                                              3,288,887,219
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (8.65%)
$330,000,000     Freddie Mac Discount Note;
                 1.70%, 4/1/2002                                     330,000,000
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $330,000,000)                                                  330,000,000
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.77%)
$181,996,000     State Street Repurchase Agreement,
                 1.73% dated March 28, 2002,
                 to be repurchased at $182,030,984
                 on April 1, 2002, collateralized
                 by Freddie Mac Agency Note, 3.25% -
                 December 15, 2003 with a value
                 of $146,885,766 and Freddie Mac
                 Agency Note, 4.88% - November 15,
                 2006 with a value of $38,760,000                    181,996,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $181,996,000)                                                  181,996,000
--------------------------------------------------------------------------------
Total Investments (Cost $ 3,208,085,707) (99.60%)                  3,800,883,219
Total Other Assets, Less Liabilities (0.40%)                          15,176,541
--------------------------------------------------------------------------------
Net Assets (100.00%)                                              $3,816,059,760
--------------------------------------------------------------------------------

*Non-income producing security.
FHLB - Federal Home Loan Bank.

See notes to financial statements.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

================================================================================
SCHEDULE OF INVESTMENTS

# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with affiliates for the six months ended March 31, 2002.

                                                                                 Change in
                                    Market Value    Purchases         Sales     Unrealized   Market Value    Dividend      Realized
                                       9/30/2001      at Cost       at Cost  Appr./(Depr.)      3/31/2002      Income   Gain/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
A.O. Smith Corp.                    $ 27,400,286  $ 4,651,084  $         --   $ 15,031,130    $47,082,500  $  467,474  $         --
Advanced Digital Information Corp.    36,085,000    6,460,858            --      9,494,142     52,040,000          --            --
Alpharma, Inc.                        48,960,000    8,105,500   (52,265,826)    (4,799,674)            --     160,666   (19,075,939)
Asyst Technologies, Inc.              25,340,000           --            --     25,620,000     50,960,000          --            --
Beverly Enterprises, Inc.                     --   65,327,850            --     (4,847,850)    60,480,000
Brandywine Realty Trust               38,394,000           --            --      4,626,000     43,020,000   1,584,000            --
Briggs & Stratton Corp.               65,541,000           --            --     31,059,000     96,600,000   1,323,000            --
Captaris, Inc.                         5,016,000           --            --      3,288,000      8,304,000          --            --
C-COR.net Corp.                       20,550,000           --   (12,241,869)    25,455,909     33,764,040          --     7,175,428
CNF Transportation, Inc.              57,075,000           --            --     25,400,000     82,475,000     500,000            --
Computer Network Technology Corp.     29,456,000           --   (35,373,773)     5,917,773             --          --    13,057,627
Covansys Corp.                        18,709,106           --            --     (2,654,381)    16,054,725          --            --
DMC Stratex Networks, Inc.            20,219,511    3,634,883            --        625,606     24,480,000          --            --
Dollar Thrifty Automotive
 Group, Inc.                          18,000,246           --            --     20,261,585     38,261,831          --            --
Dycom Industries, Inc.                40,020,000    8,634,444            --     11,145,556     59,800,000          --            --
Filenet Corp.                         27,189,000    8,493,990    (5,838,832)    11,171,842     41,016,000          --       855,648
Fleetwood Enterprises, Inc.           34,186,204           --   (37,478,151)     3,291,947             --     122,312   (10,130,184)
Gables Residential Trust              30,660,000   17,375,911            --      1,644,089     49,680,000     602,500            --
Greater Bay Bancorp                   51,194,000   17,411,045    (8,066,893)    14,525,848     75,064,000     287,500     1,771,807
Home Properties of New York, Inc.     56,952,000           --            --      5,058,000     62,010,000   2,160,000            --
Hyperion Solutions Corp.              30,060,000           --   (34,038,262)     3,978,262             --          --     9,202,024
InFocus Corp.                         19,575,000   16,207,355            --      8,832,145     44,614,500          --            --
Integrated Silicon Solutions,
 Inc.                                 19,757,000           --            --      9,821,000     29,578,000          --            --
Invacare Corp.                                --   50,793,613            --      4,670,899     55,464,512       3,658            --
IPC Holdings Ltd.                     42,180,000           --    (8,121,293)    14,751,293     48,810,000          --     1,040,794
JDA Software Group, Inc.              16,214,365           --   (13,100,118)    (3,114,247)            --          --     8,088,838
JDN Realty Corp.                      31,800,000           --            --      6,540,000     38,340,000     810,000            --
Joy Global, Inc.                      29,700,000   27,362,591            --      3,247,409     60,310,000          --            --
Kaydon Corp.                          40,997,893    4,756,453            --     13,645,654     59,400,000     264,000            --
Key Energy Services, Inc.             48,654,636    4,873,189            --     34,912,175     88,440,000          --            --
La-Z-Boy, Inc.                        59,686,200           --    (3,215,764)    41,800,564     98,271,000     662,400       979,657
Longview Fibre Co.                    35,350,000           --            --        700,000     36,050,000     105,000            --
Newpark Resources, Inc.               26,304,952    5,342,418    (4,509,875)     1,537,505     28,675,000          --    (1,219,986)
Newport Corp.                         19,740,000   18,344,848            --     17,328,736     55,413,584          --            --
NMS Communications Corp.               5,096,005           --   (27,124,483)    22,028,478             --          --    (9,934,480)
Pacific Sunwear of California,
 Inc.                                 31,422,050   63,376,144   (43,351,346)   (51,446,848)            --          --    13,768,411
Progress Software Corp.               29,970,077    1,641,153    (3,791,400)     8,460,170     36,280,000          --      (103,772)
Rayonier, Inc.                        60,705,000           --            --     19,215,000     79,920,000     540,000            --
Remec, Inc.                           27,755,000           --            --      4,620,000     32,375,000          --            --
Schulman (A.), Inc.                   22,550,000           --            --     17,688,000     40,238,000     594,000            --
Seacoast Financial Services Corp.     29,740,000           --            --      9,640,000     39,380,000     380,000            --
Spherion Corp.                        25,200,000           --            --     13,475,000     38,675,000          --            --
Standard Pacific Corp.                33,167,000    9,463,289            --     16,379,711     59,010,000     312,000            --
Stone Energy Corp.                    40,250,000    8,415,698            --      9,459,302     58,125,000          --            --
Tecumseh Products Co.                 54,636,000    4,483,871            --     10,170,129     69,290,000     416,000            --
The Manitowoc Co., Inc.               55,752,000           --    (8,479,331)    31,727,331     79,000,000     517,500     2,513,682
Transaction Systems
  Architects, Inc. - Class A          16,328,000    4,002,887            --     13,869,113     34,200,000          --            --
Trinity Industries, Inc.              62,785,000           --            --      7,714,000     70,499,000          --            --
Wabash National Corp.                 14,490,000           --            --      6,300,000     20,790,000      21,000            --
Watts Industries, Inc. - Class A      24,801,575           --   (14,313,132)     1,452,997     11,941,440     216,697     5,122,123
Webmethods, Inc.                      15,893,000   21,943,357    (9,477,606)     2,655,249     31,014,000          --     9,964,823
Wolverine World Wide, Inc.            43,680,000   10,603,788            --     16,598,787     70,882,575     152,000            --
-----------------------------------------------------------------------------------------------------------------------------------
                                  $1,665,188,106                                           $2,256,078,707 $12,201,707
-----------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

42

BERGER MID CAP
VALUE FUND                 Ticker Symbol                                   BEMVX
                           Fund Number                                       216
                           PORTFOLIO MANAGER COMMENTARY        THOMAS M. PERKINS
                                                               ROBERT H. PERKINS
                                                                   JEFFREY KAUTZ
================================================================================

MARKET CONDITIONS

It's been a seesaw six months. The U.S. stock market rallied through the fourth quarter 2001, led by cyclicals, including technology stocks. A number of economic reports showed improvement, including better-than-expected consumer confidence and spending. The first quarter 2002 then demonstrated the resilience of the U.S. economy. Inventories were worked down, manufacturing grew stronger, unemployment stayed relatively low, consumer sentiment improved, and inflation and interest rates were at 40-year lows. The last major factor needed to jump start an economic rebound remained corporate profitability. Most management teams did not forecast much of a turnaround in the first half of 2002 but were planning for improved business fundamentals in the second half of the year.

FUND PERFORMANCE

The Berger Mid Cap Value Fund (the "Fund") gained 28.00% for the six-month period ended March 31, 2002, outperforming both the Russell Midcap Value Index(1) and the S&P 400 MidCap Index,(2) which returned 20.88% and 25.88%, respectively, over the same period.

The Fund outperformed its benchmark indices in the fourth quarter 2001, primarily because of its overweighting in technology, which was the quarter's best-performing sector, and because of strong performance by consumer, energy and capital goods holdings. In contrast, the Fund underperformed (but appreciated 5.49%) in the first quarter 2002 because technology had a weak quarter. We also maintained a higher-than-normal cash position throughout the quarter, which reflected our cautious view of the market after a strong fourth quarter.

The Fund's largest sector weighting since its inception has been, and remains, financials. Although, in aggregate, financial stocks were up in the fourth quarter, the sector was one of the Fund's weakest performers overall. That turned around in the first quarter as financial stocks were the largest positive contributors to the Fund's performance. Only one holding, Waddell & Reed Financial, Inc., declined in price in the first quarter. Franklin Resources, Inc. and Webster Financial Corp. both posted strong gains. The Fund's emphasis in insurance stocks, which are benefiting from an improving underwriting cycle, has also been a plus. Real Estate Investment Trusts (REITS) lagged in price but provided attractive dividend income.

Energy delivered solid gains over the six-month period. EOG Resources, Inc. rebounded strongly in the fourth quarter, and we took advantage of that opportunity to reduce our investment and lock in gains. We initiated a position in Pogo Producing Co. in the fourth quarter, which subsequently surged the following quarter as commodity prices continued to recover and investors grew more optimistic about a cyclical upturn. Longer term, we believe domestic energy stocks may benefit from possible disruptions in the Middle East.

All of the Fund's technology holdings appreciated in the fourth quarter except Telephone & Data Systems, Inc. As previously mentioned, however, technology was down in the first quarter. We took advantage of this weakness to increase our exposure to the sector in the first quarter. We added IONA Technologies PLC - ADR, Micromuse, Inc., Openwave Systems, Inc. and Comverse Technology, Inc., all of which were 60% off their 52-week highs and have little or no debt, positive cash flows, strong technology and a favorable long-term competitive outlook. We recognize there is near-term risk in this sector, but we believe the long-term potential makes this risk worth taking. Continued weakness in telecommunications negatively impacted Tellabs Inc. and Convergys Corp. We sold into Asyst Technologies, Inc.'s extraordinary strength to reinvest in more attractively valued issues.

In the consumer sector, Dollar Thrifty Automotive Group, Inc. delivered consistently strong gains this period. We increased the Fund's investment in the company early in the fourth quarter on the belief that it had been oversold in the September market decline. After a disappointing fourth-quarter return, we sold CVS Corp. in the first quarter and took a short-term loss because its turnaround is taking longer than expected.

Healthcare was the weakest sector in the 4th quarter, and we took that opportunity to increase the Fund's exposure to several companies with good long-term growth prospects. Alpharma's earnings disappointed in the fourth quarter, and was down again in the first quarter; therefore we sold our position.

OUTLOOK

We continue to believe small and mid cap stocks represent the most attractive segment of the market, but are concerned that valuations may be stretched in the short-term.

The year 2002 started off with a modest rise across most industry sectors. We believe investors are looking down the road at an expanding economy later this year and are attempting to get in front of the herd. This implies that equity markets are getting ahead of themselves relative to current business fundamentals. Today's valuations may reflect investors' beliefs that interest rates and inflation will remain low, corporate earnings will rebound strongly, government spending will remain robust and consumers will continue to spend aggressively. It is our belief that if all these assumptions hold true, then the overall equity markets are fairly valued. If there is any disappointment, however, overall equity valuations could decline to reflect more realistic expectations.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER MID CAP VALUE FUND - GROWTH OF $10,000

                                     [GRAPH]

                                              3/31/02
Berger Mid Cap Value Fund                     $22,524

Russell Midcap Value Index                    $13,918

S&P MidCap 400 Index                          $16,317

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year                                        23.59%

Life of Fund (8/12/98)                          24.99%

(1) Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value index. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) The Standard and Poor's 400 MidCap Index represents the market for stocks for mid-sized U.S. companies. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Please visit our web site at berger.com for more current performance information.

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (83.17%)
Auto/Truck - Original Equipment (1.73%)
     350,000     Autoliv, Inc.                                    $    8,484,000
      45,000     Magna International, Inc. - Class A                   3,307,500
--------------------------------------------------------------------------------
                                                                      11,791,500
--------------------------------------------------------------------------------

Banks - Northeast (0.79%)
      80,000     Wilmington Trust Corp.                                5,384,800
--------------------------------------------------------------------------------

Banks - Southeast (1.61%)
     125,000     Compass Bancshares, Inc.                              3,858,750
     270,000     SouthTrust Corp.                                      7,128,000
--------------------------------------------------------------------------------
                                                                      10,986,750
--------------------------------------------------------------------------------

Building - Air Conditioning & Heating Products (0.47%)
      60,000     Tecumseh Products Co. - Class A                       3,198,000
--------------------------------------------------------------------------------

Building - Hand Tools (0.85%)
     170,000     Snap-On, Inc.                                         5,788,500
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (83.17%) - CONTINUED
Building - Heavy Construction (1.55%)

     450,000     Dycom Industries, Inc.*                          $    6,727,500
      95,000     Fluor Corp.                                           3,875,050
--------------------------------------------------------------------------------
                                                                      10,602,550
--------------------------------------------------------------------------------

Building - Residential/Commercial (1.63%)
      80,000     Pulte Homes, Inc.                                     3,828,000
     260,000     Standard Pacific Corp.                                7,306,000
--------------------------------------------------------------------------------
                                                                      11,134,000
--------------------------------------------------------------------------------

Building Products - Wood (0.78%)
     100,000     Rayonier, Inc.                                        5,328,000
--------------------------------------------------------------------------------

Chemicals - Specialty (0.68%)
     350,000     Hercules, Inc.*                                       4,658,500
--------------------------------------------------------------------------------

Commercial - Leasing Companies (0.76%)
     245,000     Dollar Thrifty Automotive Group, Inc.*                5,181,750
--------------------------------------------------------------------------------

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

44

BERGER MID CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (83.17%) - CONTINUED
Commercial Services - Miscellaneous (0.23%)
      35,000     H&R Block, Inc.                                  $    1,555,750
--------------------------------------------------------------------------------

Commercial Services - Security/Safety (0.98%)
     165,000     Diebold, Inc.                                         6,722,100
--------------------------------------------------------------------------------

Commercial Services - Staffing (0.58%)
     358,000     Spherion Corp.*                                       3,955,900
--------------------------------------------------------------------------------

Computer - Memory Devices (2.50%)
     475,000     Adaptec, Inc.*                                        6,350,750
     490,000     Advanced Digital Information Corp.*                   6,374,900
     412,060     Silicon Storage Technology, Inc.*                     4,347,233
--------------------------------------------------------------------------------
                                                                      17,072,883
--------------------------------------------------------------------------------

Computer - Services (1.51%)
     170,000     Amdocs Ltd.*                                          4,530,500
     195,000     Convergys Corp.*                                      5,766,150
--------------------------------------------------------------------------------
                                                                      10,296,650
--------------------------------------------------------------------------------

Computer Software - Desktop (0.43%)
     145,000     Macromedia, Inc.*                                     2,960,900
--------------------------------------------------------------------------------
Computer Software - Enterprise (2.37%)

     240,000     Filenet Corp.*                                        4,101,600
     300,000     IONA Technologies PLC - ADR*                          5,079,000
     800,000     Micromuse, Inc.*                                      7,008,000
--------------------------------------------------------------------------------
                                                                      16,188,600
--------------------------------------------------------------------------------

Diversified Operations (1.13%)
     105,000     Loews Corp.                                           6,150,900
      40,000     The Manitowoc Co., Inc.                               1,580,000
--------------------------------------------------------------------------------
                                                                       7,730,900


Electronics - Measuring Instruments (0.41%)
     100,000     Waters Corp.*                                         2,797,000
--------------------------------------------------------------------------------

Electronics - Miscellaneous Components (0.61%)
     205,000     Vishay Intertechnology, Inc.*                         4,169,700
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (1.36%)
     225,000     Newport Corp.                                         5,377,500
     210,000     PerkinElmer, Inc.                                     3,885,000
--------------------------------------------------------------------------------
                                                                       9,262,500
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.31%)
     115,000     Asyst Technologies, Inc.*                             2,093,000
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (0.40%)
      95,000     Fairchild Semiconductor Corp. -
                 Class A*                                              2,717,000
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (83.17%) - CONTINUED
Finance - Investment Brokers (0.89%)
     115,000     Legg Mason, Inc.                                 $    6,104,200
--------------------------------------------------------------------------------

Finance - Investment Management (2.02%)
     140,000     Franklin Resources, Inc.                              5,868,800
     260,000     Waddell & Reed Financial, Inc. -
                 Class A                                               7,924,800
--------------------------------------------------------------------------------
                                                                      13,793,600
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (1.31%)
     200,000     Countrywide Credit Industries, Inc.                   8,950,000
--------------------------------------------------------------------------------

Finance - REIT (6.72%)
     350,000     Archstone-Smith Trust                                 9,376,500
     160,000     Avalonbay Communities, Inc.                           7,968,000
     290,000     Equity Residential Properties Trust                   8,334,600
     200,000     Home Properties of New York, Inc.                     6,890,000
     200,000     Mack-Cali Realty Corp.                                6,936,000
     145,000     Vornado Realty Trust                                  6,403,200
--------------------------------------------------------------------------------
                                                                      45,908,300
--------------------------------------------------------------------------------

Finance - Savings & Loan (2.48%)
     125,000     Astoria Financial Corp.                               3,631,250
      70,000     Downey Financial Corp.                                3,192,000
     270,000     Webster Financial Corp.                              10,106,100
--------------------------------------------------------------------------------
                                                                      16,929,350
--------------------------------------------------------------------------------

Household/Office Furniture (0.50%)
     125,000     La-Z-Boy, Inc.                                        3,431,250
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (4.88%)
     125,000     Cincinnati Financial Corp.                            5,457,500
     225,000     IPC Holdings Ltd.                                     7,321,500
      80,000     Mercury General Corp.                                 3,720,000
     285,000     Old Republic International Corp.                      9,111,450
     100,000     The St. Paul Companies, Inc.                          4,585,000
     156,940     Travelers Property Casualty Corp.                     3,138,800
--------------------------------------------------------------------------------
                                                                      33,334,250
--------------------------------------------------------------------------------

Internet - Software (0.76%)
     600,000     Openwave Systems, Inc.*                               3,816,000
      80,000     Webmethods, Inc.*                                     1,378,400
--------------------------------------------------------------------------------
                                                                       5,194,400
--------------------------------------------------------------------------------

Leisure - Gaming/Equipment (0.26%)
      40,000     Harrah's Entertainment, Inc.*                         1,770,400
--------------------------------------------------------------------------------

Leisure - Hotels & Motels (1.22%)
     295,000     Fairmont Hotels & Resorts, Inc.                       8,348,500
--------------------------------------------------------------------------------

Leisure - Products (0.30%)
      75,000     Brunswick Corp.                                       2,049,000
--------------------------------------------------------------------------------

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)


                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (83.17%) - CONTINUED
Leisure Services (0.69%)
     145,000     Carnival Corp.                                   $    4,734,250
--------------------------------------------------------------------------------

Machinery - Construction/Mining (1.17%)
     490,000     Joy Global, Inc.*                                     7,987,000
--------------------------------------------------------------------------------

Machinery - General Industrial (1.34%)
     115,000     Briggs & Stratton Corp.                               5,290,000
     311,530     Global Power Equipment Group, Inc.*                   3,884,780
--------------------------------------------------------------------------------
                                                                       9,174,780
--------------------------------------------------------------------------------

Machinery - Metal Holding/Automation (0.43%)
100,000  Cognex Corp.*                                                 2,906,000
--------------------------------------------------------------------------------

Media - Periodicals (1.18%)
     360,000     The Reader's Digest
                 Association, Inc. - Class A                           8,067,600
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (0.30%)
     150,000     Humana, Inc.*                                         2,029,500
--------------------------------------------------------------------------------

Medical - Hospitals (2.20%)
     440,000     Health Management Associates, Inc. -
                 Class A*                                              9,121,200
     160,000     LifePoint Hospitals, Inc.*                            5,913,600
--------------------------------------------------------------------------------
                                                                      15,034,800
--------------------------------------------------------------------------------

Medical - Nursing Homes (1.42%)
     415,000     Manor Care, Inc.*                                     9,669,500
--------------------------------------------------------------------------------

Medical/Dental - Services (1.64%)
     275,000     Omnicare, Inc.                                        7,119,750
     230,000     Quintiles Transnational Corp.*                        4,082,500
--------------------------------------------------------------------------------
                                                                      11,202,250
--------------------------------------------------------------------------------

Medical/Dental - Supplies (1.49%)
     110,000     Becton Dickinson & Co.                                4,149,200
     160,000     Invacare Corp.                                        6,016,000
--------------------------------------------------------------------------------
                                                                      10,165,200
--------------------------------------------------------------------------------

Office - Equipment & Automation (0.88%)
     330,000     InFocus Corp.*                                        6,009,300
--------------------------------------------------------------------------------

Oil & Gas - Drilling (2.73%)
     225,000     Helmerich & Payne, Inc.                               9,020,250
     300,000     Precision Drilling Corp.*                             9,588,000
--------------------------------------------------------------------------------
                                                                      18,608,250
--------------------------------------------------------------------------------

Oil & Gas - Field Services (0.67%)
     425,000     Key Energy Services, Inc.*                            4,556,000
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (83.17%) - CONTINUED
Oil & Gas - U.S. Exploration & Production (7.68%)
      45,000     Apache Corp.                                     $    2,559,600
     160,000     Burlington Resources, Inc.                            6,414,400
     120,000     EOG Resources, Inc.                                   4,867,200
     240,000     Newfield Exploration Co.*                             8,877,600
     250,000     Noble Affiliates, Inc.                                9,765,000
     455,000     Ocean Energy, Inc.                                    9,004,450
     260,000     Pogo Producing Co.                                    8,242,000
      70,000     Stone Energy Corp.*                                   2,712,500
--------------------------------------------------------------------------------
                                                                      52,442,750
--------------------------------------------------------------------------------

Oil & Gas - U.S. Integrated (1.29%)
     140,000     Kerr-McGee Corp.                                      8,799,000
--------------------------------------------------------------------------------

Paper & Paper Products (0.96%)
     180,000     Boise Cascade Corp.                                   6,523,200
--------------------------------------------------------------------------------

Pollution Control - Services (1.31%)
     480,000     Republic Services, Inc.*                              8,966,400
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (1.06%)
     205,000     Talbots, Inc.                                         7,257,000
--------------------------------------------------------------------------------

Retail - Department Stores (0.84%)
     140,000     Federated Department Stores, Inc.*                    5,719,000
--------------------------------------------------------------------------------

Retail - Mail Order & Direct (0.56%)
     200,000     Cendant Corp.*                                        3,840,000
--------------------------------------------------------------------------------

Retail - Major Discount Chains (0.71%)
     270,000     Toys R US, Inc.*                                      4,849,200
--------------------------------------------------------------------------------

Shoes & Related Apparel (0.59%)
     225,000     Wolverine World Wide, Inc.                            4,038,750
--------------------------------------------------------------------------------

Telecommunications - Equipment (3.30%)
     600,000     ADC Telecommunications, Inc.*                         2,442,000
      80,000     C-COR.net Corp.*                                      1,440,000
     350,000     Comverse Technology, Inc.*                            4,434,500
     750,000     DMC Stratex Networks, Inc.*                           4,080,000
     470,000     Remec, Inc.*                                          4,347,500
     170,000     Scientific-Atlanta, Inc.                              3,927,000
     180,000     Tellabs, Inc.*                                        1,884,600
--------------------------------------------------------------------------------
                                                                      22,555,600
--------------------------------------------------------------------------------

Telecommunications - Services (0.74%)
      57,000     Telephone & Data Systems, Inc.                        5,030,250
--------------------------------------------------------------------------------

Transportation - Equipment Manufacturing (1.00%)
     280,000     Trinity Industries, Inc.                              6,806,800
--------------------------------------------------------------------------------

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

46

BERGER MID CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (83.17%) - CONTINUED
Transportation - Shipping (0.89%)
     160,000     Teekay Shipping Corp.                            $    6,099,200
--------------------------------------------------------------------------------

Transportation - Truck (1.09%)
     225,000     CNF Transportation, Inc.                              7,422,750
--------------------------------------------------------------------------------
Total Common Stock
(Cost $517,098,618)                                                  567,884,813
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (15.38%)
 $90,000,000     Freddie Mac Discount Note;
                 1.70%, 4/1/2002                                      90,000,000
  15,000,000     Fannie Mae Discount Note;
                 1.72%, 4/8/2002                                      14,994,983
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $104,994,983)                                                  104,994,983
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (3.18%)
 $21,708,000     State Street Repurchase Agreement,
                 1.73% dated March 28, 2002,
                 to be repurchased at $21,712,173
                 on April 1, 2002, collateralized by
                 Freddie Mac Agency Note, 3.50% -
                 September 15, 2003 with a value of
                 $22,145,195                                          21,708,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $21,708,000)                                                    21,708,000
--------------------------------------------------------------------------------
Total Investments (Cost $643,801,601) (101.73%)                      694,587,796
Total Other Assets, Less Liabilities (-1.73%)                        (11,803,688)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                              $  682,784,108
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.
PLC - Public Limited Company.

See notes to financial statements.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

                          Ticker Symbol - Investor Shares                  BLCVX
BERGER LARGE CAP                        - Institutional Shares             BBLFX
VALUE FUND                Fund Number   - Investor Shares                    217
                                        - Institutional Shares               917
                          PORTFOLIO MANAGER COMMENTARY  WILLIAM F.K. SCHAFF, CFA
                                                                STEVE BLOCK, CFA
================================================================================

MARKET CONDITIONS

It's been a seesaw six months. The U.S. stock market rallied through the fourth quarter 2001, led by cyclicals, including technology stocks. A number of economic reports showed improvement, including better-than-expected consumer confidence and spending. The first quarter 2002 then demonstrated the resilience of the U.S. economy. Inventories were worked down, manufacturing grew stronger, unemployment stayed relatively low, consumer sentiment improved, and inflation, and interest rates were at 40-year lows. The last major factor needed to jump start an economic rebound remained corporate profitability. Most management teams did not forecast much of a turnaround in the first half of 2002 but were planning for improved business fundamentals in the second half of the year.

FUND PERFORMANCE

The Berger Large Cap Value Fund (the "Fund") gained 13.95% (Investor Shares) and 14.21% (Institutional Shares) for the six-month period ended March 31, 2002, compared with a gain of 11.77% in its benchmark, the Russell 1000 Value Index.(1) Holdings in the industrials, technology and consumer discretionary sectors were the main drivers of the Fund's outperformance.

Among industrials, First Data Corp. turned in strong returns this period. The company's stock price continued to rise as investors, searching for business growth and stability, found it in FDC's Western Union, merchant processing and credit card services divisions. ITT Industries, Inc.'s diversified businesses, profit margin improvement focus and defense industry exposure boosted its stock price. Convergys Corp. and Tyco International Ltd., however, dragged down Fund performance. Convergys' wireless provider client base is in a business slowdown and has significant debt, but they continue to outsource their billing and call center needs to Convergys and we expect this positive trend to continue. Tyco suffered when its CIT division encountered difficulty in raising commercial paper. We sold the stock when it reached our loss limit.

In technology, NCR Corp. registered solid gains, as did Symantec Corp., which continued to land new business and expand its lead in firewall and anti-virus technology. Motorola, Inc.'s business remained sluggish, but we believe demand for its products will grow as the economy recovers and new wireless services become widely available. Compaq Computer Corp. underperformed as Hewlett-Packard's battle to acquire the company dragged on. We believe Compaq's current valuation is much lower than the company is worth given its strong standing in enterprise technology.

Two winners among the Fund's consumer discretionary holdings were Interpublic Group Companies, Inc., one of the leading global advertising and media companies, and McGraw-Hill Companies, Inc. Interpublic's stock price dramatically improved during the last six months, we believe, in anticipation of the advertising environment's return to life. We believe the company will see additional improvement as the economy recovers. McGraw-Hill continues to benefit from demand for better and more educational classroom materials. In addition, its financial services division is generating strong performance selling rating services to bond issuers. AOL Time Warner, Inc. declined as growth slowed in new online subscribers and investors feared customer migration to high-speed Internet access. We believe there will certainly be slower growth in subscribers, but AOL still expects 3 million new U.S. subscribers this year and Europe remains an attractive market. Plus, the Time Warner franchise remains highly profitable and generates significant and growing free cash flow.

Telecommunications stocks continued to experience business difficulties. Lower voice and data transmission prices, coupled with slow demand, put pressure on WorldCom's growth prospects, and we sold the stock.

OUTLOOK

The year 2002 started off with a modest rise across most industry sectors. We believe investors are looking down the road at an expanding economy later this year and are attempting to get in front of the herd. This implies that equity markets are getting ahead of themselves relative to current business fundamentals. Today's valuations may reflect investors' beliefs that interest rates and inflation will remain low, corporate earnings will rebound strongly, government spending will remain robust and consumers will continue to spend mercilessly. It is our belief that if all these assumptions hold true, then the overall equity markets are fairly valued. If there is any disappointment, however, overall equity valuations could decline to reflect more realistic expectations. We are not overly concerned with industry weightings; what is more important to us is valuation. Stock prices of many companies can fall on short-term concerns in the market. We will continue to sell stocks as they get expensive and put the proceeds into the companies that have fallen out of favor and are undervalued.

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

48

PERFORMANCE OVERVIEW
================================================================================

BERGER LARGE CAP VALUE FUND -
INVESTOR SHARES - GROWTH OF $10,000

                                    [GRAPH]

                                        3/31/02
Berger Large Cap Value Fund -
Investor Shares                         $11,395

Russell 1000 Value Index                $11,177

Average Annual Total Returns as of March 31,2002

Life of Fund (9/28/01)          13.95%

BERGER LARGE CAP VALUE FUND -
INSTITUTIONAL SHARES - GROWTH OF $250,000

                                    [GRAPH]

                                        3/31/02
Berger Large Cap Value Fund -
Institutional Shares                    $285,527

Russell 1000 Value Index                $279,425

Average Annual Total Returns as of March 31,2002

Life of Fund (9/28/01)          14.21%

(1) The Russell 1000(R) Value Index represents large capitalization U.S. stocks with less-than-average growth orientation. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Please visit our web site at berger.com for more current performance information.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

BERGER LARGE CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.38%)
Aerospace/Defense Equipment (4.57%)
       7,140     United Technologies Corp.                        $      529,788
--------------------------------------------------------------------------------

Banks - Money Center (3.12%)
       8,600     Bank of New York Co., Inc.                              361,372
--------------------------------------------------------------------------------

Banks - Super Regional (11.95%)
      11,750     Mellon Financial Corp.                                  453,433
       4,780     PNC Financial Services Group                            293,922
       5,760     State Street Corp.                                      318,989
       6,460     Wells Fargo & Co.                                       319,124
--------------------------------------------------------------------------------
                                                                       1,385,468
--------------------------------------------------------------------------------

Building - Hand Tools (2.36%)
       5,890     Black & Decker Corp.                                    274,120
--------------------------------------------------------------------------------

Commercial Services - Advertising (3.48%)
      11,780     Interpublic Group Cos., Inc.                            403,818
--------------------------------------------------------------------------------

Computer - Manufacturers (5.56%)
      23,370     Compaq Computer Corp.                                   244,217
       8,940     NCR Corp.*                                              400,065
--------------------------------------------------------------------------------
                                                                         644,282
--------------------------------------------------------------------------------

Computer - Services (5.34%)
      13,370     Convergys Corp.*                                        395,351
       6,770     Sungard Data Systems, Inc.*                             223,207
--------------------------------------------------------------------------------
                                                                         618,558
--------------------------------------------------------------------------------

Diversified Operations (5.29%)
      10,130     AOL Time Warner, Inc.*                                  239,575
       5,920     ITT Industries, Inc.                                    373,196
--------------------------------------------------------------------------------
                                                                         612,771
--------------------------------------------------------------------------------

Electrical - Equipment (3.25%)
       6,570     Emerson Electric Co.                                    377,052
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (2.53%)
       9,630     Intel Corp.                                             292,848
--------------------------------------------------------------------------------

Finance - REIT (8.06%)
       5,440     Boston Properties, Inc.                                 214,608
      12,790     Equity Office Properties Trust                          383,572
      14,410     Prologis Trust                                          336,474
--------------------------------------------------------------------------------
                                                                         934,654
--------------------------------------------------------------------------------

Household - Housewares (2.23%)
       8,090     Newell Rubbermaid, Inc.                                 258,556
--------------------------------------------------------------------------------

Insurance - Diversified (2.94%)
       8,790     Aetna, Inc.                                             341,228
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (96.38%) - CONTINUED
Insurance - Property/Casualty/Title (2.92%)
       7,390     The St. Paul Companies, Inc.                     $      338,832
--------------------------------------------------------------------------------

Media - Books (3.90%)
       6,620     McGraw-Hill Companies, Inc.                             451,815
--------------------------------------------------------------------------------

Medical - Ethical Drugs (1.92%)
       3,860     Merck & Co., Inc.                                       222,259
--------------------------------------------------------------------------------

Medical/Dental - Supplies (2.47%)
       7,600     Becton Dickinson & Co.                                  286,672
--------------------------------------------------------------------------------

Oil & Gas - International Integrated (8.70%)
       5,790     ChevronTexaco Corp.                                     522,663
      11,090     Exxon Mobil Corp.                                       486,075
--------------------------------------------------------------------------------
                                                                       1,008,738
--------------------------------------------------------------------------------

Oil & Gas - Transport/Pipeline (2.54%)
      12,490     The Williams Cos., Inc.                                 294,264
--------------------------------------------------------------------------------

Retail - Drug Stores (2.47%)
       8,330     CVS Corp.                                               285,969
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (5.00%)
      12,890     Safeway, Inc.*                                          580,308
--------------------------------------------------------------------------------

Telecommunications - Equipment (1.81%)
      14,760     Motorola, Inc.                                          209,592
--------------------------------------------------------------------------------

Telecommunications - Services (2.03%)
      14,970     AT&T Corp.                                              235,029
--------------------------------------------------------------------------------

Utility - Water Supply (1.94%)
       5,150     American Water Works Company, Inc.                      225,570
--------------------------------------------------------------------------------

Total Common Stock
(Cost $10,607,681)                                                    11,173,563
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (2.04%)
    $237,000     State Street Repurchase Agreement,
                 1.73% dated March 28, 2002,
                 to be repurchased at $237,046 on
                 April 1, 2002, collateralized by
                 Fannie Mae Agency Note, 4.55% -
                 July 23, 2003 with a value of
                 $243,830                                                237,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $237,000)                                                          237,000
--------------------------------------------------------------------------------
Total Investments (Cost $10,844,681) (98.42%)                         11,410,563
Total Other Assets, Less Liabilities (1.58%)                             182,867
--------------------------------------------------------------------------------
Net Assets (100.00%)                                              $   11,593,430
--------------------------------------------------------------------------------

*Non-income producing security.

See notes to financial statements.

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

50
                            Ticker Symbol                                  BEBAX
BERGER                      Fund Number                                      213
BALANCED FUND               PORTFOLIO MANAGER COMMENTARY   STEVEN L. FOSSEL, CFA
================================================================================

MARKET CONDITIONS

Following the market low on September 21, 2001, in the aftermath of the September 11 terrorist attacks, the stock market rallied through the December quarter and the first week of 2002, as evidence suggested that the economy was rebounding more quickly than expected. Prospects that the economic downturn may be coming to an end brightened over the December quarter, supporting the market's rally. By early January and through most of the first quarter, however, continued good economic news was overshadowed by a new crisis of confidence brought about by the Enron bankruptcy and, by March, concerns related to the escalating Middle Eastern conflict. By the end of the period, the market was down from its earlier highs but still up from last September's lows.

FUND PERFORMANCE

Against this backdrop, the Berger Balanced Fund (the "Fund") gained 4.36% compared with a gain of 10.97% for the S&P 500 Index(1) and 7.15% for the Blended Index.(2) As of March 31, the Fund's assets were allocated as follows:
64% equities, 34% fixed income and 2% cash. This is little changed from six months ago.

The main reason for the Fund's underperformance was stocks that were caught up in Enron-related accounting, liquidity, and balance sheet scares. Tyco International Ltd., one of the Fund's larger holdings, suffered significantly as a result of these issues. We were surprised by the intensity of negative press reports on Tyco and the magnitude of its decline given the company's long-term track record and a recent SEC review that found no major accounting issues. However, in light of the company's record, it was retained in the portfolio. Dynegy, Inc. and The Williams Cos., Inc., two of Enron's direct competitors, also significantly hurt the Fund's performance. Rather than gaining market share from Enron, their businesses and stocks declined in sympathy and were sold. Charter Communications, Inc., a cable television company, and Sprint Corp. (PCS Group), a wireless services company, both suffered as a result of their leveraged balance sheets and funding requirements. We continue to hold both stocks as we believe these issues are exaggerated and that their growth prospects remain intact.

Technology stocks saw a strong rally during the December quarter as economic news improved, and we increased the Fund's exposure early in the period. But despite continued positive news, they traded down during the March quarter as corporate capital spending lagged.

Several software holdings suffered large declines, including VeriSign, Inc., an internet security company, and Amdocs Ltd., which sells billing software to telecommunications providers. In both cases we reduced positions to manage risk but continue to hold some stock as we believe short-term soft demand from enterprise customers will reverse itself if corporate profits and the economy continue to improve. These companies could be prime beneficiaries of this, as they are leaders in their respective segments. Semiconductor stocks were better performers in general as inventory issues have been worked through and some signs of better end-market demand are beginning to appear. Texas Instruments, Inc. and KLA-Tencor Corp. made positive contributions to performance.

The Fund's healthcare holdings performed well but only partially offset declines in other areas. Pharmacia Corp. and Wyeth (formerly American Home Products Corp.) were strong performers as they continued to meet earnings expectations. Johnson & Johnson, a new holding, benefited from positive data on its drug-coated stent. The Fund's hospital holdings, Tenet Healthcare Corp. and HCA, Inc., did well as a result of continued strong pricing and volume trends.

The Fund's consumer holdings posted mixed results. Kroger Corp., a food retailer, performed poorly as sales growth slowed and was sold. Viacom, Inc. and Omnicom Group, Inc. did well as corporations started to increase advertising expenditures.

Financial companies were also positive contributors to performance this period, and we used this opportunity to take profits in several stocks, including Capital One Financial Corp. (sold during the period). We also sold Fannie Mae, Washington Mutual, Inc. and significantly reduced the Fund's position in Freddie Mac, as we felt the mortgage-refinancing cycle had reached its peak. We increased the Fund's exposure to market-sensitive names such as Goldman Sachs Group, Inc., Morgan Stanley Dean Witter & Co. and Citigroup, Inc., which helped the Fund's performance.

Telecom services performed poorly in general, and the Fund suffered declines in Qwest Communications International, Inc. and Sprint Corp. (PCS Group). We sold the Qwest holdings as we expect the difficult environment for them to continue. We sold a portion of the PCS position before the stock's sharp decline. We held the rest because we believe the market overreacted to liquidity fears.

In other areas the Fund posted positive results. In energy Suncor Energy, Inc. and Weatherford International, Inc. did well as commodity prices improved. Defense stocks like Raytheon Co. did well as defense budget growth may accelerate going forward.

The fixed-income portion of the portfolio remains invested in high-quality bonds that provide income and stability in a volatile market. We continue to maintain relatively short maturity and duration to lower risk.

OUTLOOK

The news on the economic front has been stronger than expected. This bodes well for prospects of a rebound in corporate profits. In our opinion, corporations have achieved such significant cost reductions that it will not take dramatic revenue growth or better pricing power to produce a meaningful rebound in profit margins. If, as we believe, corporate profits are poised for a healthy rebound, then the stock market in general--and growth stocks in particular--should be poised to do better over the balance of this year and into the next.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER BALANCED FUND - GROWTH OF $10,000

                                    [GRAPH]

                                   3/31/02
Berger Balanced Fund               $22,009

S&P 500 Index                      $12,853

Blended Index                      $12,471

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year                            (5.80)%
Life of Fund (9/30/97)              19.19%

(1) The Standard and Poor's 500 Index is a market capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) Blended Index consists of 60% Russell 1000(R) Growth Index and 40% Lehman Brothers Government/Credit Index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. Life of Fund performance includes returns for the last quarter of 1997, which reflect a higher-than-normal level of trading activity undertaken to pursue equity opportunities available as the Advisor was beginning to implement the Fund's long-term approach to equity management. Please visit our web site at berger.com for more current performance information.

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (63.97%)
Aerospace/Defense (1.26%)
       5,000     Northrop Grumman Corp.                           $      565,250
      12,000     Raytheon Co.                                            492,600
--------------------------------------------------------------------------------
                                                                       1,057,850
--------------------------------------------------------------------------------

Banks - Money Center (1.28%)
      21,653     Citigroup, Inc.                                       1,072,256
--------------------------------------------------------------------------------

Banks - Super Regional (1.50%)
       8,000     Fifth Third Bancorp.                                    539,840
      12,000     Northern Trust Corp.                                    721,320
--------------------------------------------------------------------------------
                                                                       1,261,160
--------------------------------------------------------------------------------

Beverages - Soft Drinks (0.98%)
      16,000     Pepsico, Inc.                                           824,000
--------------------------------------------------------------------------------

Commercial Services - Advertising (0.96%)
       8,500     Omnicom Group, Inc.                                     802,400
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (0.32%)
      10,000     Accenture Ltd. - Class A*                               267,000
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (63.97%) - CONTINUED
Computer - Manufacturers (1.58%)
      20,000     Dell Computer Corp.*                             $      522,200
       7,700     International Business
                 Machines Corp.                                          800,800
--------------------------------------------------------------------------------
                                                                       1,323,000
--------------------------------------------------------------------------------

Computer - Networking (1.37%)
      10,000     Brocade Communications Systems, Inc.*                   270,000
      51,800     Cisco Systems, Inc.*                                    876,974
--------------------------------------------------------------------------------
                                                                       1,146,974
--------------------------------------------------------------------------------

Computer - Services (0.64%)
      20,000     Amdocs Ltd.*                                            533,000
--------------------------------------------------------------------------------

Computer Software - Desktop (2.44%)
      33,960     Microsoft Corp.*                                      2,048,128
--------------------------------------------------------------------------------

Computer Software - Enterprise (0.98%)
      30,000     Oracle Corp.*                                           384,000
      10,000     VERITAS Software Corp.*                                 438,300
--------------------------------------------------------------------------------
                                                                         822,300
--------------------------------------------------------------------------------

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

52

BERGER
BALANCED FUND
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (63.97%) - CONTINUED
Computer Software - Security (1.02%)
      28,000     Check Point Software
                 Technologies Ltd.*                               $      851,200
--------------------------------------------------------------------------------

Diversified Operations (2.77%)
      38,000     AOL Time Warner, Inc.*                                  898,700
      44,000     Tyco International Ltd.                               1,422,080
--------------------------------------------------------------------------------
                                                                       2,320,780
--------------------------------------------------------------------------------

Electrical - Equipment (2.69%)
      60,150     General Electric Co.                                  2,252,618
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (0.87%)
      20,000     Celestica, Inc.*                                        725,200
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (1.59%)
       5,000     Applied Materials, Inc.*                                271,350
      16,000     KLA-Tencor Corp.*                                     1,064,000
--------------------------------------------------------------------------------
                                                                       1,335,350
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (3.75%)
      13,000     Analog Devices, Inc.*                                   585,520
      35,000     Intel Corp.                                           1,064,350
       8,600     Intersil Corp. - Class A*                               243,810
      15,000     Micron Technology, Inc.*                                493,500
      23,000     Texas Instruments, Inc.                                 761,300
--------------------------------------------------------------------------------
                                                                       3,148,480
--------------------------------------------------------------------------------

Finance - Investment Brokers (1.54%)
       8,000     Goldman Sachs Group, Inc.                               722,000
      10,000     Morgan Stanley Dean Witter & Co.                        573,100
--------------------------------------------------------------------------------
                                                                       1,295,100
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (0.91%)
      12,000     Freddie Mac                                             760,440
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (1.27%)
      32,000     Concord EFS, Inc.*                                    1,064,000
--------------------------------------------------------------------------------

Insurance - Diversified (1.38%)
      16,000     American International Group, Inc.                    1,154,240
--------------------------------------------------------------------------------

Internet - Security/Solutions (1.03%)
      32,000     VeriSign, Inc.*                                         864,000
--------------------------------------------------------------------------------

Leisure Services (0.47%)
      12,000     Carnival Corp.                                          391,800
--------------------------------------------------------------------------------

Media - Cable/Satellite TV (2.92%)
      25,294     Charter Communications, Inc.*                           285,569
      29,000     Comcast Corp. - Special Class A                         922,200
      26,000     EchoStar Communications Corp. -
                 Class A*                                                736,320
      40,000     Liberty Media Corp. - Class A*                          505,600
--------------------------------------------------------------------------------
                                                                       2,449,689
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (63.97%) - CONTINUED
Media - Radio/TV (1.42%)
      11,000     Clear Channel
                 Communications, Inc.*                            $      565,510
      13,000     Viacom, Inc. - Class B*                                 628,810
--------------------------------------------------------------------------------
                                                                       1,194,320
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (1.42%)
      20,000     Amgen, Inc.*                                          1,193,600
--------------------------------------------------------------------------------

Medical - Drug/Diversified (1.57%)
      13,000     Abbott Laboratories                                     683,800
       9,700     Johnson & Johnson                                       630,015
--------------------------------------------------------------------------------
                                                                       1,313,815
--------------------------------------------------------------------------------

Medical - Ethical Drugs (6.30%)
      55,000     Pfizer, Inc.                                          2,185,700
      33,388     Pharmacia Corp.                                       1,505,131
      24,320     Wyeth                                                 1,596,608
--------------------------------------------------------------------------------
                                                                       5,287,439
--------------------------------------------------------------------------------

Medical - Genetics (1.50%)
      25,000     Genentech, Inc.*                                      1,261,250
--------------------------------------------------------------------------------

Medical - Hospitals (3.02%)
      24,000     HCA, Inc.                                             1,057,920
      22,000     Tenet Healthcare Corp.*                               1,474,440
--------------------------------------------------------------------------------
                                                                       2,532,360
--------------------------------------------------------------------------------

Medical - Products (1.66%)
      18,500     Baxter International, Inc.                            1,101,120
       6,500     Medtronic, Inc.                                         293,865
--------------------------------------------------------------------------------
                                                                       1,394,985
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Supplies (1.27%)
      15,000     Cardinal Health, Inc.                                 1,063,350
--------------------------------------------------------------------------------

Metal Ores - Miscellaneous (0.31%)
       7,000     Alcoa, Inc.                                             264,180
--------------------------------------------------------------------------------

Oil & Gas - Drilling (0.62%)
      16,000     GlobalSantaFe Corp.                                     523,200
--------------------------------------------------------------------------------

Oil & Gas - International Integrated (1.19%)
      15,000     Suncor Energy, Inc.                                     542,400
       6,000     TotalFinaElf SA - Spon. ADR                             459,600
--------------------------------------------------------------------------------
                                                                       1,002,000
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (0.79%)
      14,000     Weatherford International, Inc.*                        666,820
--------------------------------------------------------------------------------

Retail - Consumer Electronics (0.94%)
      10,000     Best Buy Co., Inc.*                                     792,000
--------------------------------------------------------------------------------

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (63.97%) - CONTINUED
Retail - Major Discount Chains (2.12%)
      10,000     Target Corp.                                     $      431,200
      22,000     Wal-Mart Stores, Inc.                                 1,348,380
--------------------------------------------------------------------------------
                                                                       1,779,580
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (1.59%)
      14,000     Home Depot, Inc.                                        680,540
      15,000     Lowe's Companies, Inc.                                  652,350
--------------------------------------------------------------------------------
                                                                       1,332,890
--------------------------------------------------------------------------------

Telecommunications - Equipment (1.62%)
      42,080     Nokia Corp. - Spon. ADR                                 872,739
      13,000     QUALCOMM, Inc.  *                                       489,320
--------------------------------------------------------------------------------
                                                                       1,362,059
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (0.42%)
      34,550     Sprint Corp. (PCS Group)*                               355,520
--------------------------------------------------------------------------------

Transportation - Air Freight (0.69%)
      10,000     FedEx Corp.*                                            581,000
--------------------------------------------------------------------------------
Total Common Stock
(Cost $56,247,844)                                                    53,671,333
--------------------------------------------------------------------------------

CORPORATE DEBT - NON-CONVERTIBLE (16.75%)
Banks - Money Center (2.51%)
  $2,000,000     Citigroup, Inc.;
                 7.25%, 10/01/2010                                     2,106,074
--------------------------------------------------------------------------------

Banks - Super Regional (2.54%)
   2,000,000     Wells Fargo & Co.;
                 7.25%, 8/24/2005                                      2,128,134
--------------------------------------------------------------------------------

Computer - Manufacturers (2.45%)
   2,000,000     International Business Machines Corp.;
                 5.625%, 4/12/2004                                     2,057,898
--------------------------------------------------------------------------------

Diversified Operations (4.57%)
   2,000,000     Time Warner Entertainment Co., Inc.;
                 7.25%, 9/01/2008                                      2,048,350
   2,000,000     Tyco International Group SA;
                 5.80%, 8/1/2006                                       1,787,460
--------------------------------------------------------------------------------
                                                                       3,835,810
--------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (2.28%)
   2,000,000     General Electric Capital Corp.;
                 5.88%, 2/15/2012                                      1,916,924
--------------------------------------------------------------------------------

Retail - Major Discount Chains (2.40%)
   2,000,000     Wal-Mart Stores, Inc.;
                 5.45%, 8/1/2006                                       2,014,014
--------------------------------------------------------------------------------
Total Corporate Debt - Non-Convertible
(Cost $14,175,374)                                                    14,058,854
--------------------------------------------------------------------------------

                                                                  March 31, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (17.16%)
  $4,000,000     Freddie Mac Agency Note;
                 6.25%, 7/15/2004                                 $    4,189,808
   2,000,000     Fannie Mae Agency Note;
                 4.75%, 1/02/2007                                      1,935,550
   4,000,000     Fannie Mae Agency Note;
                 7.125%, 2/15/2005                                     4,283,488
   4,000,000     Fannie Mae Agency Note;
                 6.25% 2/01/2011                                       3,994,540
--------------------------------------------------------------------------------
                                                                      14,403,386
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $13,945,279)                                                    14,403,386
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (1.76%)
  $1,478,000     State Street Repurchase Agreement,
                 1.73% dated March 28, 2002,
                 to be repurchased at $1,478,284
                 on April 1, 2002, collateralized by
                 Fannie Mae Agency Note, 3.13% -
                 November 7, 2003 with a value of
                 $1,507,956                                            1,478,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $1,478,000)                                                      1,478,000
--------------------------------------------------------------------------------
Total Investments (Cost $85,846,497) (99.64%)                         83,611,573
Total Other Assets, Less Liabilities (0.36%)                             300,408
--------------------------------------------------------------------------------
Net Assets (100.00%)                                              $   83,911,981
--------------------------------------------------------------------------------

*Non-income producing security.
ADR - American Depositary Receipt.

See notes to financial statements.

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

54

FINANCIAL
STATEMENTS
================================================================================

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                       Berger           Berger             Berger
                                                                      Berger        Large Cap          Mid Cap      Small Company
March 31, 2002 (Unaudited)                                       Growth Fund      Growth Fund      Growth Fund        Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at cost                                         $   747,044,845    $ 327,451,291    $  35,088,359    $   567,319,140
----------------------------------------------------------------------------------------------------------------------------------
Investments, at value
   Unaffiliated issuers                                      $   748,183,551    $ 323,046,119    $  34,853,647    $   630,503,004
   Affiliates                                                             --               --               --                 --
----------------------------------------------------------------------------------------------------------------------------------
Total Investments                                                748,183,551      323,046,119       34,853,647(1)     630,503,004(1)
Cash                                                                      --               --              890             23,493
Receivables
   Investment securities sold                                      1,813,837               --          552,185         37,532,220
   Fund shares sold                                                   32,216           70,426          136,211          2,832,577
   Dividends                                                         197,596          227,711            1,586              7,952
   Interest                                                            7,740            1,744              221              3,396
   Due from Advisor                                                       --               --               --              2,844
Deferred organization costs                                               --               --               --                 --
Other investments (Note 3)                                                --               --        4,397,808        182,838,570
----------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                  750,234,940      323,346,000       39,942,548        853,744,056
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables
   Investment securities purchased                                        --        3,240,692           85,635         15,330,443
   Fund shares redeemed                                                   --               --               --          1,415,841
   Loan payable to Banks                                              28,786          189,298               --                 --
   Interest                                                               --               --               --                 --
   Securities loaned                                                      --               --        4,397,808        182,838,570
Accrued investment advisory fees                                     468,066          203,646           21,235            461,937
Accrued custodian and accounting fe                                   43,040           18,488            5,406             45,612
Accrued transfer agent fees                                          604,705          191,713           42,345            432,119
Accrued 12b-1 fees                                                   159,583           67,882            7,078            137,387
Accrued audit fees                                                    10,260           11,385            8,376             13,888
Other accrued expenses                                                    --               --               --                 --
Distributions payable                                                     --               --               --                 --
----------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                               1,314,440        3,923,104        4,567,883        200,675,797
----------------------------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Shares Outstanding                  $   748,920,500    $ 319,422,896    $  35,374,665    $   653,068,259
----------------------------------------------------------------------------------------------------------------------------------
Components of Net Assets
Capital (par value and paid in surplus)                      $ 1,154,954,344    $ 409,969,263    $  88,162,571    $ 1,048,640,844
Undistributed net investment income/
   (Accumulated net investment loss)                              (4,230,243)      (1,113,553)        (253,537)        (4,278,133)
Undistributed net realized gain/(Accumulated net realized
   loss) on securities and foreign currency transactions        (402,942,307)     (85,027,642)     (52,299,657)      (454,478,316)
Net unrealized appreciation (depreciation) on
   securities and foreign currency transactions                    1,138,706       (4,405,172)        (234,712)        63,183,864
----------------------------------------------------------------------------------------------------------------------------------
                                                             $   748,920,500    $ 319,422,896    $  35,374,665    $   653,068,259
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                                96,707,431       30,526,505        2,904,338        225,856,974
----------------------------------------------------------------------------------------------------------------------------------
Shares Authorized (par value $0.01)                              200,000,000      100,000,000        Unlimited          Unlimited
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share     $          7.74    $       10.46    $       12.18                N/A
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Investor Shares                                                       N/A              N/A              N/A    $   651,528,117
----------------------------------------------------------------------------------------------------------------------------------
   Institutional Shares                                                  N/A              N/A              N/A    $     1,540,142
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Investor Shares                                                       N/A              N/A              N/A        225,331,062
----------------------------------------------------------------------------------------------------------------------------------
   Institutional Shares                                                  N/A              N/A              N/A            525,912
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share:
   Investor Shares                                                       N/A              N/A              N/A    $          2.89
----------------------------------------------------------------------------------------------------------------------------------
   Institutional Shares                                                  N/A              N/A              N/A    $          2.93
----------------------------------------------------------------------------------------------------------------------------------

(1) See Note 3 for information regarding the value of securities on loan.

See notes to financial statements.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                            Financial Statements

================================================================================

                                                                       Berger                             Berger            Berger
                                                               New Generation          Berger        Information         Small Cap
March 31, 2002 (Unaudited)                                               Fund     Select Fund    Technology Fund        Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at cost                                            $ 138,384,662    $ 22,163,732    $    64,143,642    $3,208,085,707
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value
   Unaffiliated issuers                                         $ 133,366,284    $ 22,079,902    $    53,964,897    $1,544,804,512
   Affiliates                                                              --              --                 --     2,256,078,707
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments                                                 133,366,284(1)   22,079,902(1)      53,964,897(1)  3,800,883,219
Cash                                                                    7,499              --              3,840         2,815,220
Receivables
   Investment securities sold                                       2,361,192              --                 --         4,413,746
   Fund shares sold                                                    54,688           2,057             33,605        16,679,297
   Dividends                                                            5,691          11,986              5,708         2,217,464
   Interest                                                            26,934              61                167            34,984
   Due from Advisor                                                     4,036              --                 --            51,985
Deferred organization costs                                                --              --                694                --
Other investments (Note 3)                                         24,563,510       1,464,400          5,005,946                --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                   160,389,834      23,558,406         59,014,857     3,827,095,915
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables
   Investment securities purchased                                    321,280              --            253,981         3,570,720
   Fund shares redeemed                                               321,661              --             31,531         4,125,065
   Loan payable to Banks                                                   --          50,868                 --                --
   Interest                                                                --              --                 --                --
   Securities loaned                                               24,563,510       1,464,400          5,005,946                --
Accrued investment advisory fees                                      100,200          14,110             38,972         2,439,303
Accrued custodian and accounting fees                                  14,691           1,915              6,944           165,886
Accrued transfer agent fees                                           190,983          32,244             55,489           282,027
Accrued 12b-1 fees                                                     29,408           4,704              6,755           433,210
Accrued audit fees                                                     11,385           8,376              8,883            17,104
Other accrued expenses                                                     --              --                997             2,840
Distributions payable                                                      --              --                 --                --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                               25,553,118       1,576,617          5,409,498        11,036,155
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Shares Outstanding                     $ 134,836,716    $ 21,981,789    $    53,605,359    $3,816,059,760
-----------------------------------------------------------------------------------------------------------------------------------
Components of Net Assets
Capital (par value and paid in surplus)                         $ 609,238,744    $ 56,124,238    $    95,134,660    $3,090,839,385
Undistributed net investment income/
   (Accumulated net investment loss)                               (1,086,643)       (186,007)          (369,557)        3,939,361
Undistributed net realized gain/(Accumulated net realized
   loss) on securities and foreign currency transactions         (468,297,007)    (33,872,612)       (30,980,999)      128,483,502
Net unrealized appreciation (depreciation) on
   securities and foreign currency transactions                    (5,018,378)        (83,830)       (10,178,745)      592,797,512
-----------------------------------------------------------------------------------------------------------------------------------
                                                                $ 134,836,716    $ 21,981,789    $    53,605,359    $3,816,059,760
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                                 20,667,752       3,628,755          7,986,340       126,896,510
-----------------------------------------------------------------------------------------------------------------------------------
Shares Authorized (par value $0.01)                                 Unlimited       Unlimited          Unlimited         Unlimited
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                  N/A    $       6.06                N/A               N/A
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Investor Shares                                              $ 134,627,026             N/A    $    31,590,357    $2,101,118,944
-----------------------------------------------------------------------------------------------------------------------------------
   Institutional Shares                                         $     209,690             N/A    $    22,015,002    $1,714,940,816
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Investor Shares                                                 20,635,738             N/A          4,734,414        69,978,461
-----------------------------------------------------------------------------------------------------------------------------------
   Institutional Shares                                                32,014             N/A          3,251,926        56,918,049
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share:
   Investor Shares                                              $        6.52             N/A    $          6.67    $        30.03
-----------------------------------------------------------------------------------------------------------------------------------
   Institutional Shares                                         $        6.55             N/A    $          6.77    $        30.13
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      Berger          Berger           Berger
                                                                     Mid Cap       Large Cap         Balanced
March 31, 2002 (Unaudited)                                        Value Fund      Value Fund             Fund
-------------------------------------------------------------------------------------------------------------
Assets
Investments, at cost                                           $ 643,801,601    $ 10,844,681    $  85,846,497
-------------------------------------------------------------------------------------------------------------
Investments, at value
   Unaffiliated issuers                                        $ 694,587,796    $ 11,410,563    $  83,611,573
   Affiliates                                                             --              --
-------------------------------------------------------------------------------------------------------------
Total Investments                                                694,587,796(1)   11,410,563       83,611,573(1)
Cash                                                               5,481,465           6,837               --
Receivables
   Investment securities sold                                      7,889,717         155,329               --
   Fund shares sold                                                4,784,864          31,529          675,608
   Dividends                                                         488,644          16,158           27,991
   Interest                                                            4,173              46          359,444
   Due from Advisor                                                       --           9,810               --
Deferred organization costs                                               --              --               --
Other investments (Note 3)                                        42,232,169              --        3,214,300
-------------------------------------------------------------------------------------------------------------
        Total Assets                                             755,468,828      11,630,272       87,888,916
-------------------------------------------------------------------------------------------------------------
Liabilities
Payables
   Investment securities purchased                                29,852,205              --          531,170
   Fund shares redeemed                                                   --              --            1,744
   Loan payable to Banks                                                  --              --          102,335
   Interest                                                               --              --               41
   Securities loaned                                              42,232,169              --        3,214,300
Accrued investment advisory fees                                     375,880           7,207           50,394
Accrued custodian and accounting fees                                 22,684          10,172            5,179
Accrued transfer agent fees                                           65,730           9,958           41,372
Accrued 12b-1 fees                                                   126,693             622           17,998
Accrued audit fees                                                     9,359           8,883            8,883
Other accrued expenses                                                    --              --               --
Distributions payable                                                     --              --            3,519
-------------------------------------------------------------------------------------------------------------
        Total Liabilities                                         72,684,720          36,842        3,976,935
-------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Shares Outstanding                    $ 682,784,108    $ 11,593,430    $  83,911,981
-------------------------------------------------------------------------------------------------------------
Components of Net Assets
Capital (par value and paid in surplus)                        $ 632,869,786    $ 11,271,257    $ 102,153,972
Undistributed net investment income/
   (Accumulated net investment loss)                                 670,483           1,439          177,985
Undistributed net realized gain/(Accumulated net realized
   loss) on securities and foreign currency transactions          (1,542,356)       (245,148)     (16,185,052)
Net unrealized appreciation (depreciation) on
   securities and foreign currency transactions                   50,786,195         565,882       (2,234,924)
-------------------------------------------------------------------------------------------------------------
                                                               $ 682,784,108    $ 11,593,430    $  83,911,981
-------------------------------------------------------------------------------------------------------------
Shares Outstanding                                                38,140,621       1,020,822        6,470,266
-------------------------------------------------------------------------------------------------------------
Shares Authorized (par value $0.01)                                Unlimited       Unlimited        Unlimited
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share       $       17.90             N/A    $       12.97
-------------------------------------------------------------------------------------------------------------
Net Assets:
   Investor Shares                                                       N/A    $  3,132,560              N/A
-------------------------------------------------------------------------------------------------------------
   Institutional Shares                                                  N/A    $  8,460,870              N/A
-------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Investor Shares                                                       N/A         275,975              N/A
-------------------------------------------------------------------------------------------------------------
   Institutional Shares                                                  N/A         744,847              N/A
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share:
   Investor Shares                                                       N/A    $      11.35              N/A
-------------------------------------------------------------------------------------------------------------
   Institutional Shares                                                  N/A    $      11.36              N/A
-------------------------------------------------------------------------------------------------------------

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

56

FINANCIAL
STATEMENTS
================================================================================

STATEMENTS OF OPERATIONS

                                                                                         Berger           Berger             Berger
                                                                        Berger        Large Cap          Mid Cap      Small Company
For the six months ended March 31, 2002 (Unaudited)                Growth Fund      Growth Fund      Growth Fund        Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Income
   Dividends                                                   $     1,381,846    $   1,032,896    $      10,938    $        78,414
   Dividends for affiliates                                                 --               --               --                 --
   Interest                                                            367,106          174,219           24,256            190,346
   Securities lending income                                                --               --           21,195            576,041
------------------------------------------------------------------------------------------------------------------------------------
     Total Income                                                    1,748,952        1,207,115           56,389            844,801
------------------------------------------------------------------------------------------------------------------------------------
Expenses
   Investment advisory fees                                          2,907,085        1,274,119          134,709          2,864,203
   Accounting fees                                                      35,811           15,743            4,871             37,148
   Custodian fees                                                       33,719           12,813            3,588             44,670
   Transfer agent fees
     Investor Shares or single-class funds only                      1,185,857          372,856           76,781            852,707
     Institutional Shares                                                   --               --               --                589
   Registration fees                                                    24,861           24,736           15,837             83,855
   12b-1 fees (Investor Shares or single-class funds only)             993,459          424,706           44,903            853,430
   Audit fees                                                            1,821           10,947            8,929             17,481
   Legal fees                                                           12,988            5,541              581             11,013
   Directors'/Trustees' fees and expenses                               32,053           14,464            1,455             27,739
   Shareholder reporting fees                                          351,952           85,946           15,389            186,303
   Amortization of deferred organization costs                              --               --               --                 --
   Interest expense                                                      7,897            3,351               --              7,038
   Other expenses                                                           --               --              387                 --
------------------------------------------------------------------------------------------------------------------------------------
     Gross Expenses                                                  5,587,503        2,245,222          307,430          4,986,176
     Less fees waived by Advisor                                            --               --               --             (2,844)
     Less earnings credits                                              (1,094)            (359)            (527)            (2,994)
------------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                    5,586,409        2,244,863          306,903          4,980,338
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                   (3,837,457)      (1,037,748)        (250,514)        (4,135,537)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities
   and Foreign Currency Transactions
Net realized gain (loss) on securities and
   foreign currency transactions                                   (50,521,413)     (23,863,164)      (4,111,074)       (35,424,264)
Net realized loss on futures contracts                                      --               --               --                 --
Net change in unrealized appreciation (depreciation)
   on securities and foreign currency transactions                 138,712,979       48,968,874        8,451,714        142,870,426
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities
   and Foreign Currency Transactions                                88,191,566       25,105,710        4,340,640        107,446,162
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations           $    84,354,109    $  24,067,962    $   4,090,126    $   103,310,625
------------------------------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                         $        17,209    $       9,841               --                 --
====================================================================================================================================

See notes to financial statements.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                            Financial Statements

================================================================================

                                                                       Berger                             Berger            Berger
                                                               New Generation          Berger        Information         Small Cap
For the six months ended March 31, 2002 (Unaudited)                      Fund     Select Fund    Technology Fund        Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
Income
   Dividends                                                    $      23,065    $     28,990    $        27,248    $    9,662,427
   Dividends for affiliates                                                --              --                 --        12,201,707
   Interest                                                           147,252          11,769             20,055         3,455,346
   Securities lending income                                          121,094           8,929             18,121                --
-----------------------------------------------------------------------------------------------------------------------------------
     Total Income                                                     291,411          49,688             65,424        25,319,480
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
   Investment advisory fees                                           670,181          97,331            226,919        12,450,035
   Accounting fees                                                     18,865           1,693              4,601           144,306
   Custodian fees                                                      11,961           1,721              6,136           118,111
   Transfer agent fees
     Investor Shares or single-class funds only                       301,383          58,733             86,029           536,679
     Institutional Shares                                               2,028              --             14,659            52,078
   Registration fees                                                   41,002          15,916             19,179           318,081
   12b-1 fees (Investor Shares or single-class funds only)            195,630          32,443             39,746         2,148,534
   Audit fees                                                          13,940           6,940             11,416            27,382
   Legal fees                                                           2,931             502                834            47,352
   Directors'/Trustees' fees and expenses                               6,375           1,072              2,099           128,501
   Shareholder reporting fees                                          82,470          12,782             18,968           135,541
   Amortization of deferred organization costs                             --              --              1,208                --
   Interest expense                                                     2,074              --                469            24,972
   Other expenses                                                          --              --                 --                --
-----------------------------------------------------------------------------------------------------------------------------------
     Gross Expenses                                                 1,348,840         229,133            432,263        16,131,572
     Less fees waived by Advisor                                       (4,036)             --                 --          (140,998)
     Less earnings credits                                             (1,578)             --                 --            (1,655)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                   1,343,226         229,133            432,263        15,988,919
-----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                  (1,051,815)       (179,445)          (366,839)        9,330,561
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities
   and Foreign Currency Transactions
Net realized gain (loss) on securities and
   foreign currency transactions                                  (48,098,488)     (2,493,463)        (3,089,205)      141,786,429
Net realized loss on futures contracts                                     --              --                 --                --
Net change in unrealized appreciation (depreciation)
   on securities and foreign currency transactions                 66,185,726       3,798,506         16,742,322       732,589,989
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities
   and Foreign Currency Transactions                               18,087,238       1,305,043         13,653,117       874,376,418
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations            $  17,035,423    $  1,125,598    $    13,286,278    $  883,706,979
-----------------------------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                     --    $      1,317                 --                --
===================================================================================================================================

                                                                      Berger          Berger           Berger
                                                                     Mid Cap       Large Cap         Balanced
For the six months ended March 31, 2002 (Unaudited)               Value Fund      Value Fund             Fund
-------------------------------------------------------------------------------------------------------------
Income
   Dividends                                                   $   1,994,351    $     57,961    $     168,053
   Dividends for affiliates                                               --              --               --
   Interest                                                          534,261           4,080        1,000,001
   Securities lending income                                          49,680              --           11,523
-------------------------------------------------------------------------------------------------------------
     Total Income                                                  2,578,292          62,041        1,179,577
-------------------------------------------------------------------------------------------------------------
Expenses
   Investment advisory fees                                        1,215,236          23,708          317,359
   Accounting fees                                                    15,377           2,881            4,561
   Custodian fees                                                     17,727          11,886            4,014
   Transfer agent fees
     Investor Shares or single-class funds only                      130,894           5,814           79,030
     Institutional Shares                                                 --           5,887               --
   Registration fees                                                  59,186           3,847            8,962
   12b-1 fees (Investor Shares or single-class funds only)           406,478           2,201          113,343
   Audit fees                                                         12,420           8,889            8,440
   Legal fees                                                          3,525              23            1,483
   Directors'/Trustees' fees and expenses                             11,572             202            3,774
   Shareholder reporting fees                                         21,478             216           16,390
   Amortization of deferred organization costs                            --              --               --
   Interest expense                                                    1,384              26              990
   Other expenses                                                         --              --               --
-------------------------------------------------------------------------------------------------------------
     Gross Expenses                                                1,895,277          65,580          558,346
     Less fees waived by Advisor                                          --          (9,810)              --
     Less earnings credits                                                --            (246)              --
-------------------------------------------------------------------------------------------------------------
     Net Expenses                                                  1,895,277          55,524          558,346
-------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                    683,015           6,517          621,231
-------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities
   and Foreign Currency Transactions
Net realized gain (loss) on securities and
   foreign currency transactions                                      92,195        (233,873)      (3,821,398)
Net realized loss on futures contracts                              (268,010)             --               --
Net change in unrealized appreciation (depreciation)
   on securities and foreign currency transactions                66,182,437         565,882        7,347,225
-------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities
   and Foreign Currency Transactions                              66,006,622         332,009        3,525,827
-------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations           $  66,689,637    $    338,526    $   4,147,058
-------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                         $         150              --    $       2,539
=============================================================================================================

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

58

FINANCIAL
STATEMENTS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Berger
                                                                      Growth Fund
------------------------------------------------------------------------------------------
                                                       Six Months Ended         Year Ended
                                                          March 31,2002      September 30,
                                                            (Unaudited)               2001
------------------------------------------------------------------------------------------
From Operations
Net investment loss                                     $    (3,837,457)   $    (9,252,779)
Net realized loss on securities and foreign
 currency transactions                                      (50,521,413)      (351,493,347)
Net change in unrealized appreciation (depreciation)
 on securities and foreign currency transactions            138,712,979       (769,010,982)
------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                             84,354,109     (1,129,757,108)
------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
Distributions from net realized gains on investments:
   Investor Shares and single-class Funds only                       --       (251,329,238)
   Institutional Shares                                              --                 --
------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
 Distributions to Shareholders                                       --       (251,329,238)
------------------------------------------------------------------------------------------

From Fund Share Transactions (Note 5)
Proceeds from shares sold                                    18,921,094         87,306,935
Net asset value of shares issued in reinvestment of
 dividends and distributions                                         --        244,279,275
Payments for shares redeemed                                (77,331,331)      (175,295,719)
------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
 Fund Share Transactions                                    (58,410,237)       156,290,491
------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                        25,943,872     (1,224,795,855)

Net Assets
Beginning of period                                         722,976,628      1,947,772,483
------------------------------------------------------------------------------------------
End of period                                           $   748,920,500    $   722,976,628
------------------------------------------------------------------------------------------
Accumulated net investment loss                         $    (4,230,243)   $      (392,786)
------------------------------------------------------------------------------------------


Transactions in Fund Shares (Note 5)
Shares sold                                                   2,413,227          7,416,148
Shares issued to shareholders in reinvestment of
 dividends and distributions                                         --         19,907,779
Shares redeemed                                              (9,790,023)       (16,567,814)
------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                            (7,376,796)        10,756,113
Shares outstanding,beginning of period                      104,084,227         93,328,114
------------------------------------------------------------------------------------------
Shares outstanding,end of period                             96,707,431        104,084,227
------------------------------------------------------------------------------------------


See notes to financial statements.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                            Financial Statements

================================================================================




                                                                      Berger                              Berger
                                                                    Large Cap                             Mid Cap
                                                                   Growth Fund                          Growth Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months Ended         Year Ended   Six Months Ended         Year Ended
                                                         March 31,2002      September 30,      March 31,2002      September 30,
                                                           (Unaudited)               2001        (Unaudited)               2001
--------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment loss                                    $    (1,037,748)   $       (11,823)   $      (250,514)   $      (724,126)
Net realized loss on securities and foreign
 currency transactions                                     (23,863,164)       (59,522,175)        (4,111,074)       (47,626,205)
Net change in unrealized appreciation (depreciation)
 on securities and foreign currency transactions            48,968,874       (259,562,540)         8,451,714        (29,431,862)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                            24,067,962       (319,096,538)         4,090,126        (77,782,193)
--------------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
Distributions from net realized gains on investments:
   Investor Shares and single-class Funds only                      --        (69,979,109)                --        (13,016,358)
   Institutional Shares                                             --                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
 Distributions to Shareholders                                      --        (69,979,109)                --        (13,016,358)
--------------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions (Note 5)
Proceeds from shares sold                                   27,459,047        120,535,392         14,310,988         56,207,595
Net asset value of shares issued in reinvestment of
 dividends and distributions                                        --         66,706,853                 --         12,109,872
Payments for shares redeemed                               (50,608,313)      (204,934,895)       (13,444,915)       (69,664,746)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
 Fund Share Transactions                                   (23,149,266)       (17,692,650)           866,073         (1,347,279)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                          918,696       (406,768,297)         4,956,199        (92,145,830)

Net Assets
Beginning of period                                        318,504,200        725,272,497         30,418,466        122,564,296
--------------------------------------------------------------------------------------------------------------------------------
End of period                                          $   319,422,896    $   318,504,200    $    35,374,665    $    30,418,466
--------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                        $    (1,113,553)   $       (75,805)   $      (253,537)   $        (3,023)
--------------------------------------------------------------------------------------------------------------------------------


Transactions in Fund Shares (Note 5)
Shares sold                                                  2,620,563          8,282,604          1,131,777          2,962,788
Shares issued to shareholders in reinvestment of
 dividends and distributions                                        --          4,537,881                 --            550,199
Shares redeemed                                             (4,812,192)       (13,984,088)        (1,053,373)        (3,657,195)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                           (2,191,629)        (1,163,603)            78,404           (144,208)
Shares outstanding,beginning of period                      32,718,134         33,881,737          2,825,934          2,970,142
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding,end of period                            30,526,505         32,718,134          2,904,338          2,825,934
--------------------------------------------------------------------------------------------------------------------------------


                                                                     Berger                                 Berger
                                                                 Small Company                          New Generation
                                                                  Growth Fund                                Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months Ended         Year Ended   Six Months Ended         Year Ended
                                                         March 31,2002      September 30,      March 31,2002      September 30,
                                                           (Unaudited)               2001        (Unaudited)               2001
-------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment loss                                    $    (4,135,537)   $    (8,783,958)   $    (1,051,815)   $    (4,527,388)
-------------------------------------------------------------------------------------------------------------------------------
Net realized loss on securities and foreign
 currency transactions                                     (35,424,264)      (394,022,060)       (48,098,488)      (420,198,519)
Net change in unrealized appreciation (depreciation)
 on securities and foreign currency transactions           142,870,426       (472,059,274)        66,185,726       (207,000,479)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                           103,310,625       (874,865,292)        17,035,423       (631,726,386)
-------------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
Distributions from net realized gains on investments:
   Investor Shares and single-class Funds only                      --       (204,748,863)                --       (110,403,730)
   Institutional Shares                                             --           (737,016)                --         (1,015,655)
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
 Distributions to Shareholders                                      --       (205,485,879)                --       (111,419,385)
-------------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions (Note 5)
Proceeds from shares sold                                  158,024,651        680,871,860         54,002,346        246,982,800
Net asset value of shares issued in reinvestment of
 dividends and distributions                                        --        198,098,099                 --        106,471,058
Payments for shares redeemed                              (196,372,787)      (684,939,842)       (74,126,683)      (333,433,392)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
 Fund Share Transactions                                   (38,348,136)       194,030,117        (20,124,337)        20,020,466
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                       64,962,489       (886,321,054)        (3,088,914)      (723,125,305)

Net Assets
Beginning of period                                        588,105,770      1,474,426,824        137,925,630        861,050,935
-------------------------------------------------------------------------------------------------------------------------------
End of period                                          $   653,068,259    $   588,105,770    $   134,836,716    $   137,925,630
-------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                        $    (4,278,133)   $      (142,596)   $    (1,086,643)   $       (34,828)
-------------------------------------------------------------------------------------------------------------------------------


Transactions in Fund Shares (Note 5)
Shares sold                                                 54,008,721        149,737,471          7,725,905         17,592,715
Shares issued to shareholders in reinvestment of
 dividends and distributions                                        --         43,252,860                 --          6,869,745
Shares redeemed                                            (67,190,227)      (152,346,276)       (10,674,672)       (23,512,403)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                          (13,181,506)        40,644,055         (2,948,767)           950,057
Shares outstanding,beginning of period                     239,038,480        198,394,425         23,616,519         22,666,462
-------------------------------------------------------------------------------------------------------------------------------
Shares outstanding,end of period                           225,856,974        239,038,480         20,667,752         23,616,519
-------------------------------------------------------------------------------------------------------------------------------






                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

60

FINANCIAL
STATEMENTS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                           Berger
                                                                    Berger                               Information
                                                                  Select Fund                          Technology Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months Ended         Year Ended   Six Months Ended         Year Ended
                                                        March 31, 2002      September 30,     March 31, 2002      September 30,
                                                           (Unaudited)               2001        (Unaudited)               2001
--------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                           $      (179,445)   $      (503,374)   $      (366,839)   $      (819,838)
Net realized gain (loss) on securities and foreign
  currency transactions                                     (2,493,463)       (31,178,942)        (3,089,205)       (26,299,446)
Net realized loss on futures contracts                              --                 --                 --                 --
Net realized gain on distributions from investment
  companies                                                         --                 --                 --                 --
Net change in unrealized appreciation (depreciation)
  on securities and foreign currency transactions            3,798,506        (34,273,425)        16,742,322        (73,183,337)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                 1,125,598        (65,955,741)        13,286,278       (100,302,621)
--------------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
  Dividends from net investment income:
  Investor Shares and single-class Funds only                       --                 --                 --                 --
  Institutional Shares                                              --                 --                 --                 --
Distributions from net realized gains on investments
  Investor Shares and single-class Funds only                       --        (20,152,617)                --                 --
  Institutional Shares                                              --                 --                 --                 --
--------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                                     --        (20,152,617)                --                 --
--------------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions (Note 5)
Proceeds from shares sold                                    3,080,992         15,344,688          7,617,420         30,101,600
Net asset value of shares issued in reinvestment of
  dividends and distributions                                       --         19,396,761                 --                 --
Payments for shares redeemed                                (7,568,426)       (45,620,711)        (6,330,598)       (24,505,589)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived
  from Fund Share Transactions                              (4,487,434)       (10,879,262)         1,286,822          5,596,011
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                       (3,361,836)       (96,987,620)        14,573,100        (94,706,610)

Net Assets
Beginning of period                                         25,343,625        122,331,245         39,032,259        133,738,869
--------------------------------------------------------------------------------------------------------------------------------
End of period                                          $    21,981,789    $    25,343,625    $    53,605,359    $    39,032,259
--------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated
  net investment loss)                                 $      (186,007)   $        (6,562)   $      (369,557)   $        (2,718)
--------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares(1) (Note 5)
Shares sold                                                    482,258          1,322,149          1,139,600          2,813,600
Shares issued to shareholders in reinvestment of
  dividends and distributions                                       --          1,791,021                 --                 --
Shares redeemed                                             (1,164,008)        (3,647,491)          (946,634)        (2,606,385)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                             (681,750)          (534,321)           192,966            207,215
Shares outstanding, beginning of period                      4,310,505          4,844,826          7,793,374          7,586,159
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                            3,628,755          4,310,505          7,986,340          7,793,374
--------------------------------------------------------------------------------------------------------------------------------





(1) Share data for Berger Information Technology Fund for the year ended September 30, 2001 have been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(2) Includes information for the one day of operations on September 28, 2001.


See notes to financial statements.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                            Financial Statements

================================================================================





                                                                     Berger                                Berger
                                                                    Small Cap                              Mid Cap
                                                                   Value Fund                            Value Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months Ended         Year Ended   Six Months Ended         Year Ended
                                                        March 31, 2002      September 30,     March 31, 2002      September 30,
                                                           (Unaudited)               2001        (Unaudited)               2001
--------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                           $     9,330,561    $    26,776,506    $       683,015    $       783,338
Net realized gain (loss) on securities and foreign
  currency transactions                                    141,786,429        268,383,035             92,195          7,381,296
Net realized loss on futures contracts                              --                 --           (268,010)          (254,555)
Net realized gain on distributions from investment
  companies                                                         --                 --                 --             28,800
Net change in unrealized appreciation (depreciation)
  on securities and foreign currency transactions          732,589,989       (254,822,740)        66,182,437        (18,984,240)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                               883,706,979         40,336,801         66,689,637        (11,045,361)
--------------------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
  Dividends from net investment income:
  Investor Shares and single-class Funds only              (10,198,409)       (11,465,683)          (424,177)          (299,244)
  Institutional Shares                                     (12,221,628)       (14,128,605)                --                 --
Distributions from net realized gains on investments
  Investor Shares and single-class Funds only             (126,432,171)       (58,409,167)        (5,049,859)        (4,075,922)
  Institutional Shares                                    (112,699,438)       (58,856,083)                --                 --
--------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                           (261,551,646)      (142,859,538)        (5,474,036)        (4,375,166)
--------------------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions (Note 5)
Proceeds from shares sold                                  918,470,035      1,517,783,967        511,782,687        228,010,909
Net asset value of shares issued in reinvestment of
  dividends and distributions                              223,009,178        120,761,059          5,238,734          4,132,892
Payments for shares redeemed                              (511,472,453)      (693,472,953)       (43,958,202)      (101,230,761)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived
  from Fund Share Transactions                             630,006,760        945,072,073        473,063,219        130,913,040
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                    1,252,162,093        842,549,336        534,278,820        115,492,513

Net Assets
Beginning of period                                      2,563,897,667      1,721,348,331        148,505,288         33,012,775
--------------------------------------------------------------------------------------------------------------------------------
End of period                                          $ 3,816,059,760    $ 2,563,897,667    $   682,784,108    $   148,505,288
--------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated
  net investment loss)                                 $     3,939,361    $    17,028,837    $       670,483    $       411,645
--------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares(1) (Note 5)
Shares sold                                                 32,587,339         56,298,486         30,131,523         14,414,041
Shares issued to shareholders in reinvestment of
  dividends and distributions                                8,019,308          4,976,640            314,639            302,554
Shares redeemed                                            (18,219,582)       (26,112,148)        (2,692,271)        (6,617,457)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                           22,387,065         35,162,978         27,753,891          8,099,138
Shares outstanding, beginning of period                    104,509,445         69,346,467         10,386,730          2,287,592
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                          126,896,510        104,509,445         38,140,621         10,386,730
--------------------------------------------------------------------------------------------------------------------------------




                                                                    Berger                        Berger
                                                                   Large Cap                     Balanced
                                                                  Value Fund                       Fund
-------------------------------------------------------------------------------------------------------------
                                                      Six Months Ended   Six Months Ended         Year Ended
                                                     March 31, 2002(2)     March 31, 2002      September 30,
                                                           (Unaudited)        (Unaudited)               2001
-------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                           $         6,517    $       621,231    $     2,150,458
Net realized gain (loss) on securities and foreign
  currency transactions                                       (233,873)        (3,821,398)       (11,547,137)
Net realized loss on futures contracts                              --                 --                 --
Net realized gain on distributions from investment
  companies                                                         --                 --                 --
Net change in unrealized appreciation (depreciation)
  on securities and foreign currency transactions              565,882          7,347,225        (29,576,206)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                   338,526          4,147,058        (38,972,885)
-------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
  Dividends from net investment income:
  Investor Shares and single-class Funds only                   (1,219)          (624,300)        (2,082,414)
  Institutional Shares                                          (3,859)                --                 --
Distributions from net realized gains on investments
  Investor Shares and single-class Funds only                   (5,487)                --        (15,739,552)
  Institutional Shares                                          (5,788)                --                 --
-------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                                (16,353)          (624,300)       (17,821,966)
-------------------------------------------------------------------------------------------------------------

From Fund Share Transactions (Note 5)
Proceeds from shares sold                                   11,548,080          8,797,297         41,811,377
Net asset value of shares issued in reinvestment of
  dividends and distributions                                   16,303            607,622         16,018,951
Payments for shares redeemed                                  (293,126)       (19,028,795)       (87,820,111)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived
  from Fund Share Transactions                              11,271,257         (9,623,876)       (29,989,783)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                       11,593,430         (6,101,118)       (86,784,634)

Net Assets
Beginning of period                                                 --         90,013,099        176,797,733
-------------------------------------------------------------------------------------------------------------
End of period                                          $    11,593,430    $    83,911,981    $    90,013,099
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated
  net investment loss)                                 $         1,439    $       177,985    $       181,054
-------------------------------------------------------------------------------------------------------------

Transactions In Fund Shares(1) (Note 5)
Shares sold                                                  1,046,064            669,654          2,662,043
Shares issued to shareholders in reinvestment of
  dividends and distributions                                    1,461             45,612          1,051,183
Shares redeemed                                                (26,703)        (1,443,569)        (5,638,933)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                            1,020,822           (728,303)        (1,925,707)
Shares outstanding, beginning of period                             --          7,198,569          9,124,276
-------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                            1,020,822          6,470,266          7,198,569
-------------------------------------------------------------------------------------------------------------



                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

62

BERGER
INTERNATIONAL FUND
================================================================================


STATEMENT OF ASSETS AND LIABILITIES

                                                                                  March 31, 2002 (Unaudited)
------------------------------------------------------------------------------------------------------------
ASSETS
Investment in Berger International Portfolio ("Portfolio"), at value                           $ 18,471,536
Receivable from fund shares sold                                                                     22,910
------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                18,494,446
------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for fund shares redeemed                                                                     10,778
Accrued administrative services fee                                                                   3,934
Accrued 12b-1 fees                                                                                    3,934
------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                               18,646
------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                    $ 18,475,800
------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                                                        $ 15,659,511
Accumulated net investment loss                                                                    (165,954)
Undistributed net realized loss on securities
   and foreign currency transactions                                                             (2,691,686)
Net unrealized appreciation on securities and foreign currency transactions                       5,673,929
------------------------------------------------------------------------------------------------------------
                                                                                               $ 18,475,800
------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED, PAR VALUE $0.01)                                 2,017,417
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                       $       9.16
------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
                                                                                            Six Months Ended
                                                                                  March 31, 2002 (Unaudited)
------------------------------------------------------------------------------------------------------------


NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
   Dividends (net of foreign tax withholding of $12,502)                                       $    106,216
   Interest                                                                                           3,385
   Securities lending income                                                                          8,236
   Portfolio expenses (net of earnings and brokerage credits totaling $711)                        (103,166)
------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO                                                  14,671
------------------------------------------------------------------------------------------------------------

FUND EXPENSES
   Administrative services fee                                                                       39,549
   12b-1 fees                                                                                        27,362
   Registration fees                                                                                 19,647
   Legal fees                                                                                           202
------------------------------------------------------------------------------------------------------------
   TOTAL FUND EXPENSES                                                                               86,760
------------------------------------------------------------------------------------------------------------
     NET INVESTMENT LOSS                                                                            (72,089)
------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO
Net realized loss on securities and foreign currency transactions                                (1,525,803)
Net change in unrealized appreciation on securities and foreign currency
  transactions                                                                                    4,255,494
------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES AND FOREIGN CURRENCY
  TRANSACTIONS ALLOCATED FROM PORTFOLIO                                                           2,729,691
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $  2,657,602
------------------------------------------------------------------------------------------------------------



See notes to financial statements.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            Six Months Ended
                                                                              March 31, 2002              Year Ended
                                                                                 (Unaudited)      September 30, 2001
---------------------------------------------------------------------------------------------------------------------

From Operations
Net investment income (loss)                                                   $     (72,089)          $     596,656
Net realized loss on securities and foreign currency
   transactions allocated from Portfolio                                          (1,525,803)             (1,947,673)
Net change in unrealized appreciation (depreciation) on securities
   and foreign currency transactions allocated from Portfolio                      4,255,494              (5,271,394)
---------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                    2,657,602              (6,622,411)
---------------------------------------------------------------------------------------------------------------------

From Dividends and Distributions to Shareholders
Dividends from net investment income                                              (1,139,905)                     --
Distributions from net realized gains on securities and
   foreign currency transactions                                                          --              (2,266,137)
---------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and Distributions
   to Shareholders                                                                (1,139,905)             (2,266,137)
---------------------------------------------------------------------------------------------------------------------

From Fund Share Transactions
Proceeds from shares sold                                                        123,332,844             463,495,791
Net asset value of shares issued in reinvestment of dividends
   and distributions                                                               1,120,076               2,245,778
Payments for shares redeemed                                                    (134,268,081)           (468,504,500)
---------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Derived from Fund Share Transactions                   (9,815,161)             (2,762,931)
---------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets                                                        (8,297,464)            (11,651,479)

Net Assets
Beginning of period                                                               26,773,264              38,424,743
---------------------------------------------------------------------------------------------------------------------
End of period                                                                  $  18,475,800           $  26,773,264
---------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated net investment loss)          $    (165,954)          $   1,046,040
---------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares
Shares sold                                                                       13,127,421              40,865,615
Shares issued to shareholders in reinvestment of dividends
  and distributions                                                                  124,591                 183,779
Shares redeemed                                                                  (14,164,017)            (40,926,982)
---------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                   (912,005)                122,412
Shares outstanding, beginning of period                                            2,929,422               2,807,010
---------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                  2,017,417               2,929,422
---------------------------------------------------------------------------------------------------------------------



See notes to financial statements.

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

64

NOTES TO FINANCIAL
STATEMENTS
March 31, 2002 (Unaudited)
================================================================================

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger Growth Fund ("Growth"), Berger Large Cap Growth Fund ("BLCG"), Berger Mid Cap Growth Fund ("BMCG"), Berger Small Company Growth Fund ("BSCG"), Berger New Generation Fund ("BNG"), Berger Select Fund ("BSEL"), Berger Information Technology Fund ("TECH"), Berger International Fund ("BIF"), Berger Small Cap Value Fund ("BSCV"), Berger Mid Cap Value Fund ("BMCV"), Berger Large Cap Value Fund ("BLCV") and Berger Balanced Fund ("BBAL") (individually the "Fund" and collectively, the "Funds") are diversified (except for BSEL), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Growth and BLCG are corporations registered in the State of Maryland. BMCG, BSCG, BNG, BSEL, TECH, BMCV, BLCV and BBAL are separate series established under the Berger Investment Portfolio Trust ("BIP Trust"), a Delaware business trust. BIF is one of three series established under the Berger Worldwide Funds Trust ("BWF Trust"), a Delaware business trust. BSCV is the only series established under the Berger Omni Investment Trust ("OMNI Trust"), a Massachusetts business trust. BSCG, BNG, TECH, BSCV and BLCV each offer two separate classes of shares; Investor Shares ("BSCG; Inv", "BNG; Inv", "TECH; Inv", "BSCV; Inv" and "BLCV; Inv", respectively) and Institutional Shares ("BSCG; Inst", "BNG; Inst", "TECH; Inst", "BSCV; Inst" and "BLCV; Inst", respectively). Both classes of each Fund have identical rights to earnings, assets and voting privileges. Effective March 31, 2000, both classes of BSCV were closed to new investors.

BIF invests all of its investable assets in the Berger International Portfolio (the "Portfolio"), the only series established under the Berger Worldwide Portfolios Trust ("BWP Trust"). The value of such investment reflects BIF's proportionate interest in the net assets of the Portfolio (8% at March 31, 2002). The Portfolio is an open-end management investment company and has the same investment objective and policies as BIF. Since all of BIF's assets are invested in the Portfolio, the performance of BIF will be primarily derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with BIF's financial statements.

Effective January 29, 2001, the directors of the Berger Growth and Income Fund approved a change in the name and non-fundamental investment strategies of the Fund from that of a Growth and Income Fund to a Large Cap Growth Fund, and in doing so, eliminated the Fund's secondary investment objective. As a result, BLCG will, under normal circumstances, invest at least 65% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more.


SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.


INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the directors/ trustees of the Funds. Certain Funds may have registration rights for specific restricted securities, which may require that registration costs be borne by that Fund.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Funds' net asset values are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur after the close of the foreign markets but before the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the directors/trustees of the Funds.

Since BIF invests all of its investable assets in the Portfolio, the value of BIF's investable assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                   Notes to Financial Statements

================================================================================

by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.


CALCULATION OF NET ASSET VALUE

Each Fund's per share calculation of net asset value for each share class is determined by dividing the net assets applicable to each share class by the total number of shares outstanding for that class.


FEDERAL INCOME TAX STATUS

It is the Funds' intention to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income, if any, to shareholders. Therefore, no income tax provision is required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium (see "Change in Accounting Principle" note). Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.


CHANGE IN ACCOUNTING PRINCIPLE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and is effective for fiscal years beginning after December 15, 2000. Effective October 1, 2001, the Funds adopted the provisions of the Guide and, as a result, amortize discount and premium on debt securities. Prior to October 1, 2001, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds. Additionally, the effect of this change had no material impact on the Funds' respective components of net assets or on their changes in net assets from operations for the period ended March 31, 2002.


ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES

Income, expenses (other than those attributable to a specific share class) and gains and losses of BSCG , BNG, TECH, BSCV and BLCV are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets of each of the aforementioned Funds. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

As an investor in the Portfolio, BIF is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses of the Portfolio. Income, realized and unrealized gains or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of BIF relative to the other investors in the Portfolio. Expenses directly attributable to BIF are charged against the operations of BIF.


COMMON EXPENSES

Certain expenses, which are not directly allocable to a specific Fund, are allocated pro rata to each of the Funds.


ORGANIZATION COSTS

Expenses incurred in connection with the organization of TECH are being amortized over sixty months from April 8, 1997, the commencement of investment operations of TECH.


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  AGREEMENTS

Berger Financial Group LLC ("Berger", formerly Berger LLC) serves as investment advisor to Growth, BLCG, BMCG, BSCG, BNG, BSEL, TECH, BIF (indirectly through its investment in the Portfolio), BSCV, BMCV, BLCV and BBAL pursuant to agreements that provide for an investment advisory fee to be paid to Berger according to the following schedule:



                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

66

NOTES TO FINANCIAL
STATEMENTS
March 31, 2002 (Unaudited)
================================================================================


                                Average Daily
Fund                               Net Assets                 Annual Rate
--------------------------------------------------------------------------------
Growth, BLCG, BMCG,            First $500 million                .75%
BSEL, BMCV, BLCV               Next $500 million                 .70%
                               Over $1 billion                   .65%
--------------------------------------------------------------------------------
BSCG, BNG,                     First $500 million                .85%
TECH, BIF(1), BSCV             Next $500 million                 .80%
                               Over $1 billion                   .75%
--------------------------------------------------------------------------------
BBAL                           First $1 billion                  .70%
                               Over $1 billion                   .65%
--------------------------------------------------------------------------------

(1) Represents the investment advisory fee paid by the Portfolio based on the average daily net assets of the Portfolio.

ALL INVESTMENT ADVISORY FEES ARE ACCRUED DAILY AND PAID MONTHLY. BERGER HAS DELEGATED THE DAY-TO-DAY INVESTMENT MANAGEMENT OF BSCV AND BMCV TO PERKINS, WOLF, MCDONNELL & COMPANY ("PWM"). ADDITIONALLY, BERGER HAS DELEGATED THE DAY-TO-DAY INVESTMENT MANAGEMENT OF TECH AND BLCV TO BAY ISLE FINANCIAL LLC ("BAY ISLE"), A WHOLLY-OWNED SUBSIDIARY OF BERGER.

Berger has agreed to reimburse BSCG; Inst and BNG; Inst to the extent that each class' transfer agency and registration fees, in aggregate, exceed .20% of the class' average daily net assets in any fiscal year. Berger has agreed to reimburse BLCV; Inv and BLCV; Inst to the extent that each class' transfer agency, shareholder reporting and registration fees, in aggregate, exceed .15% and .05%, respectively, of the class' average net assets in any fiscal year.

The Funds have entered into administrative services agreements with Berger. Berger currently provides administrative services to the Funds at no cost (except BIF).

Pursuant to its administrative services agreement with Berger, BIF pays Berger a fee at an annual rate equal to the lesser of 0.45% of its average daily net assets or Berger's annual cost to provide or procure all of the services necessary for the operation of BIF (including transfer agency, printing and mailing, pricing services and audit fees) plus 0.02% of BIF's average daily net assets. Under the agreement, Berger is responsible at its own expense for providing or procuring such administrative services, excluding legal and registration fees.

The Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The BSCG, BNG, TECH, BSCV and BLCV Plans apply only to the Investor Shares class of each Fund. The Plans provide for the payment to Berger of a 12b-1 fee of .25% per annum of each Fund's average daily net assets (or the net assets of a particular class of shares, where applicable) to finance activities primarily intended to result in the sale of Fund shares. The Plans provide that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds. During the period in which BSCV;Inv is closed, Berger shall reduce the 12b-1 fee payable by BSCV; Inv by the amount of such fee that is not utilized by Berger to provide, or to compensate third party administrators or other companies for providing, shareholder services in connection with the distribution of shares.

The Funds (except BIF) have also entered into custody, recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreements provide for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by State Street as custodian.

DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds. DST Securities, Inc., a wholly-owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees and expenses. Such credits, if any, are presented as fees paid indirectly on the Statement of Operations. For the period ended March 31, 2002, none of the Funds earned such credits.

Certain officers and/or directors of Berger are also officers and/or directors/trustees of the Funds. Directors/Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among the entire Berger Funds complex. For the year ended March 31, 2002, such directors'/trustees' fees and expenses totaled $229,306 for the Funds.

Growth, BLCG, BIP Trust, OMNI Trust and BWP Trust have adopted a director/trustee fee deferral plan (the "Plan") which allows the non-affiliated directors/trustees to defer the receipt of all or a portion of the directors'/trustees' fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

A 1% redemption fee is retained by TECH;Inv and TECH;Inst to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than six months. The redemption fee is accounted for as an addition to Paid-in Capital by each class of shares. Total redemption fees received by TECH;Inv and TECH;Inst for the period ended March 31, 2002 were $4,393 and $803, respectively.


Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                   Notes to Financial Statements

================================================================================

3.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) during the period ended March 31,2002,were as follows:

Fund                                          Purchases                Sales
--------------------------------------------------------------------------------
Growth                                       $265,631,695           $374,064,010
BLCG                                          121,068,109            137,691,507
BMCG                                           35,940,328             42,122,586
BSCG                                          506,726,125            574,646,994
BNG                                           175,672,929            211,244,195
BSEL                                           10,461,250             14,912,069
TECH                                           13,622,162              8,328,091
BIF(1)                                                N/A                    N/A
BSCV                                          698,636,668            618,720,602
BMCV                                          450,209,671             84,720,780
BLCV                                           12,575,833              1,734,278
BBAL                                           20,415,845             32,746,745
--------------------------------------------------------------------------------

(1) See the Portfolio's Notes to Financial Statements for information regarding purchases and sales proceeds of investment securities.

BBAL had purchases of $1,994,200 of long-term U.S.government securities and sales proceeds of $4,306,960 during the period ended March 31, 2002. No other Funds purchased or sold long-term U.S. government securities.

UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES

At March 31, 2002,the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities were as follows:

                                       Gross             Gross               Net
                     Federal      Unrealized        Unrealized     Appreciation/
Fund                Tax Cost    Appreciation      Depreciation    (Depreciation)
--------------------------------------------------------------------------------
Growth        $  768,684,937    $ 75,354,094    $ (95,855,480)     $(20,501,386)
BLCG             328,231,631      35,452,325      (40,637,837)       (5,185,512)
BMCG              36,122,738       3,070,379       (4,339,470)       (1,269,091)
BSCG             570,225,983     120,855,575      (60,578,554)       60,277,021
BNG              152,444,219       7,876,358      (26,954,293)      (19,077,935)
BSEL              22,224,523       1,756,333       (1,900,954)         (144,621)
TECH              64,579,217       8,658,618      (19,272,938)      (10,614,320)
BIF(1)                   N/A             N/A              N/A               N/A
BSCV           3,206,952,723     696,519,344     (102,588,845)       93,930,496
BMCV             643,262,650      59,523,888       (8,198,742)       51,325,146
BLCV              10,844,681         871,901         (306,019)          565,882
BBAL              86,185,294       6,667,623       (9,241,344)       (2,573,721)
--------------------------------------------------------------------------------

(1) See the Portfolio's Notes to Financial Statements for federal tax cost of investment securities and the composition of net unrealized appreciation or unrealized depreciation of investment securities.

FUTURES AND FORWARD CONTRACTS

Each Fund may hold certain types of forward foreign currency exchange contracts and/or futures contracts for the purpose of hedging each portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market, a lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Upon entering a futures contract, a Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as realized or unrealized gain or loss, as appropriate. Realized gains or losses on these contracts are presented as a separate component in the Statement of Operations. Realized and unrealized gains or losses on forward foreign currency contracts are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations. At March 31, 2002, the Funds had no outstanding futures or forward currency contracts.

SECURITIES LENDING

Under an agreement with State Street, BMCG, BSCG, BNG, BSEL, TECH, the Portfolio, BMCV and BBAL have the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Fund and State Street, as lending agent.

At March 31, 2002, the Funds had securities on loan with the following market values:

Fund                                                                       Value
--------------------------------------------------------------------------------
BMCG                                                                $  4,225,036
BSCG                                                                 174,941,637
BNG                                                                   23,587,953
BSEL                                                                   1,402,650
TECH                                                                   4,809,952
BIF(1)                                                                       N/A
BMCV                                                                  40,614,731
BBAL                                                                   3,077,595
--------------------------------------------------------------------------------

(1) See the Portfolio's Financial Statements for market value of securities on loan.

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

68

NOTES TO FINANCIAL
STATEMENTS
March 31, 2002 (Unaudited)
================================================================================

REPURCHASE AGREEMENTS

Repurchase agreements held by a Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Funds may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders were as follows:

                                                    Ordinary           Long-term
                                                      Income       Capital Gains
--------------------------------------------------------------------------------
BIF                                             $  1,139,905                  --
BSCV                                             270,060,413        $108,753,208
BMCV                                               4,531,799           5,016,734
BLCV                                                  16,353                  --
BBAL                                              11,889,949           4,473,242
--------------------------------------------------------------------------------

The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and foreign currency transactions. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

At March 31, 2002, the Funds had capital loss carryovers, expiring on September 30, 2009, which may be used to offset future realized gains for federal income tax purposes, in the following amounts:

Fund                                                                      Amount
--------------------------------------------------------------------------------
Growth                                                               $ 6,910,993
BLCG                                                                   5,772,609
BMCG                                                                   2,367,906
BSCG                                                                  14,648,873
BNG                                                                   12,211,033
TECH                                                                   1,025,384
BIF                                                                       19,049
--------------------------------------------------------------------------------

The following Funds incurred and elected to defer post-October 31 net capital and/or currency losses to the year ended September 30, 2002:

Fund                                                                      Amount
--------------------------------------------------------------------------------
Growth                                                              $321,719,130
BLCG                                                                  54,515,434
BMCG                                                                  44,425,587
BSCG                                                                 399,091,681
BNG                                                                  391,256,946
BSEL                                                                  31,318,359
TECH                                                                  26,430,813
BIF                                                                      683,208
BBAL                                                                  12,025,725
--------------------------------------------------------------------------------

4.  LINE OF CREDIT

The Funds, excluding BIF, are party to an ongoing agreement with State Street that allows the funds managed by Berger, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the Fund that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee by the Funds based on the average daily unused portion of the line of credit. No Funds had line of credit borrowings outstanding at March 31, 2002.


Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                   Notes to Financial Statements

================================================================================

5.  CAPITAL SHARE TRANSACTIONS

The following Funds are authorized to issue an unlimited number of shares of each share class with a par value of $0.01 per share. Transactions in capital shares and dollars for the periods presented were as follows:

BERGER SMALL COMPANY GROWTH FUND

                                                Six Months Ended                        Year Ended
                                                 March 31,2002                       September 30,2001
-------------------------------------------------------------------------------------------------------------
Investor Shares
Shares sold                               53,661,385      $ 156,948,312        149,475,833      $ 679,690,393
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                              --                 --         43,098,552        197,391,370
Shares redeemed                          (66,484,958)      (194,236,895)      (151,960,144)      (683,097,138)
-------------------------------------------------------------------------------------------------------------
                                         (12,823,573)       (37,288,583)        40,614,241        193,984,625
-------------------------------------------------------------------------------------------------------------
Institutional Shares
Shares sold                                  347,336          1,076,339            261,638          1,181,467
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                              --                 --            154,308            706,729
Shares redeemed                             (705,269)        (2,135,892)          (386,132)        (1,842,704)
-------------------------------------------------------------------------------------------------------------
                                            (357,933)        (1,059,553)            29,814             45,492
-------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) from
   Capital Share Transactions            (13,181,506)     $ (38,348,136)        40,644,055      $ 194,030,117
-------------------------------------------------------------------------------------------------------------


BERGER NEW GENERATION FUND

                                                Six Months Ended                        Year Ended
                                                 March 31,2002                       September 30,2001
-------------------------------------------------------------------------------------------------------------
Investor Shares
Shares sold                                7,649,164      $  53,489,967         17,491,065      $ 245,734,824
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                              --                 --          6,803,537        105,455,425
Shares redeemed                          (10,363,063)       (72,046,243)       (23,401,811)      (331,895,626)
-------------------------------------------------------------------------------------------------------------
                                          (2,713,899)       (18,556,276)           892,791         19,294,623
-------------------------------------------------------------------------------------------------------------
Institutional Shares
Shares sold                                   76,741            512,379            101,650          1,247,976
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                              --                 --             66,208          1,015,633
Shares redeemed                             (311,609)        (2,080,440)          (110,592)        (1,537,766)
-------------------------------------------------------------------------------------------------------------
                                            (234,868)        (1,568,061)            57,266            725,843
-------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) from
   Capital Share Transactions             (2,948,767)     $ (20,124,337)           950,057      $  20,020,466
-------------------------------------------------------------------------------------------------------------

BERGER INFORMATION TECHNOLOGY FUND

                                                Six Months Ended                        Year Ended
                                                 March 31,2002                       September 30,2001(1)
-------------------------------------------------------------------------------------------------------------
Investor Shares
Shares sold                                  606,347      $   4,113,289          2,087,383      $  22,204,749
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                              --                 --                 --                 --
Shares redeemed                             (637,219)        (4,327,288)        (1,424,139)       (13,569,166)
-------------------------------------------------------------------------------------------------------------
                                             (30,872)          (213,999)           663,244          8,635,583
-------------------------------------------------------------------------------------------------------------
Institutional Shares
Shares sold                                  533,253          3,504,131            768,620          7,896,851
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                              --                 --                 --                 --
-------------------------------------------------------------------------------------------------------------
Shares redeemed                             (309,415)        (2,003,310)        (1,224,649)       (10,936,423)
-------------------------------------------------------------------------------------------------------------
                                             223,838          1,500,821           (456,029)        (3,039,572)
-------------------------------------------------------------------------------------------------------------
Total Increase from Capital
   Share Transactions                        192,966      $   1,286,822            207,215      $   5,596,011
-------------------------------------------------------------------------------------------------------------

BERGER SMALL CAP VALUE FUND


                                                Six Months Ended                        Year Ended
                                                 March 31,2002                       September 30,2001
-------------------------------------------------------------------------------------------------------------
Investor Shares
Shares sold                               20,835,146      $ 586,663,618         34,530,924      $ 931,233,180
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                       4,108,932        114,105,214          2,430,541         58,916,317
Shares redeemed                          (11,270,694)      (315,836,509)       (15,327,877)      (407,415,589)
-------------------------------------------------------------------------------------------------------------
                                          13,673,384        384,932,323         21,633,588        582,733,908
-------------------------------------------------------------------------------------------------------------
Institutional Shares
Shares sold                               11,752,193        331,806,417         21,767,562        586,550,787
Shares issued to shareholders in
   reinvestment of dividends
   and distributions                       3,910,376        108,903,964          2,546,099         61,844,742
Shares redeemed                           (6,948,888)      (195,635,944)       (10,784,271)      (286,057,364)
-------------------------------------------------------------------------------------------------------------
                                           8,713,681        245,074,437         13,529,390        362,338,165
-------------------------------------------------------------------------------------------------------------
Total Increase from Capital
   Share Transactions                     22,387,065      $ 630,006,760         35,162,978      $ 945,072,073
-------------------------------------------------------------------------------------------------------------

(1) All per share data for Berger Information Technology Fund for the year ended September 30, 2001 has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.


                      Berger Funds o March 31, 2002 Combined Semi-Annual Report

70

NOTES TO FINANCIAL
STATEMENTS
March 31, 2002 (Unaudited)
================================================================================

5.  CAPITAL SHARE TRANSACTIONS (CONTINUED)



BERGER LARGE CAP VALUE FUND
                                                         Six Months Ended
                                                         March 31, 2002(1)
--------------------------------------------------------------------------------
Investor Shares
Shares sold                                           301,755      $  3,299,286
Shares issued to shareholders in
    reinvestment of dividends
    and distributions                                     597             6,656
Shares redeemed                                       (26,377)         (289,601)
--------------------------------------------------------------------------------
                                                      275,975         3,016,341
--------------------------------------------------------------------------------
Institutional Shares
Shares sold                                           744,309         8,248,794
Shares issued to shareholders in
    reinvestment of dividends and
    distributions                                         864             9,647
Shares redeemed                                          (326)           (3,525)
--------------------------------------------------------------------------------
                                                      744,847         8,254,916
--------------------------------------------------------------------------------
Total Increase from Capital
    Share Transactions                              1,020,822      $ 11,271,257
--------------------------------------------------------------------------------

(1) Includes share data for the one day of operations during the period ended September 30, 2001.

6.  OTHER MATTERS

Berger Small Cap Value Fund II ("BSCVII"), a diversified, open-end management investment company registered under the 1940 Act, commenced operations on March 28, 2002, as a separate series established under the BIP Trust. BSCVII offers three separate classes of shares; Investor Shares ("BSCV II;Inv"), Institutional Shares ("BSCVII;Inst") and Service Shares ("BSCVII;Serv"). Each share class was initially funded with $5,000 in capital on March 28, 2002 and each share class consisted of 500 shares outstanding (with a par value of $0.01 per share and unlimited shares authorized) with net asset values per share of $10.00. BSCV had no financial highlights for the one day of operations during the period ended March 28, 2002. The significant accounting policies consistently followed by the Funds in the preparation of their financial statements also apply to BSCVII.

7.  SUBSEQUENT EVENT

A special meeting of the shareholders of BNG and BSEL was held on May 8, 2002. The following proposals were approved by shareholders at the meeting:

BNG

         (a) (All Shareholders) To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and all liabilities of the Berger New Generation Fund in exchange for Berger Mid Cap Growth Fund shares, and the shares so received will be distributed to shareholders of the Investor Shares and Institutional Shares of the Berger New Generation Fund.

         (b) (Institutional Shares Only) To approve the imposition of a Rule 12b-1 fee resulting from the Reorganization.

BSEL

         To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and all liabilities of the Berger Select Fund in exchange for Berger Growth Fund shares, and the shares so received will be distributed to shareholders of the Berger Select Fund.


                                                          Withheld/
                                    For        Against     Abstain     Total
-------------------------------------------------------------------------------
            BNG - Proposal(a)   10,905,406     623,233     263,298   11,791,937
            BNG - Proposal(b)       31,458       3,450           0       34,908
            BSEL                 1,890,185      96,959      82,941    2,070,085
-------------------------------------------------------------------------------


Berger Funds o March 31, 2002 Combined Semi-Annual Report

BERGER
INTERNATIONAL PORTFOLIO
================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)


                                                                                                March 31, 2002
--------------------------------------------------------------------------------------------------------------
Country/Shares          Company                             Industry                                     Value
--------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.31%)
AUSTRALIA (3.47%)
     235,614            Brambles Industries Ltd.            Transport                           $    1,194,487
     425,658            Foster's Group Ltd.                 Restaurants/Pubs/Breweries               1,051,716
     103,560            National Australia Bank Ltd.        Banks                                    1,888,398
     195,188            News Corp. Ltd.                     Media & Photography                      1,366,607
     228,470            Westpac Banking Corp. Ltd.          Banks                                    1,903,219
--------------------------------------------------------------------------------------------------------------
                                                                                                     7,404,427
--------------------------------------------------------------------------------------------------------------

FINLAND (0.66%)
      66,985            Nokia Oyj                           Information Technology Hardware          1,412,944
--------------------------------------------------------------------------------------------------------------

FRANCE (10.57%)
     103,065            Alcatel Alsthom                     Information Technology Hardware          1,467,872
      87,696            Aventis SA                          Pharmaceuticals                          6,046,426
     156,612            AXA                                 Insurance                                3,527,079
      20,530            Lafarge SA                          Construction & Building Materials        1,831,920
      45,408            TotalFinaElf SA - Class B           Oil & Gas                                6,996,799
      68,065            Vivendi Universal SA                Diversified Industrials                  2,641,543
--------------------------------------------------------------------------------------------------------------
                                                                                                    22,511,639
--------------------------------------------------------------------------------------------------------------

GERMANY (6.28%)
       8,717            Allianz AG - Reg.                   Insurance                                2,071,684
      87,190            Bayer AG                            Chemicals - Commodity                    2,948,842
       8,682            Bayerische Hypo-
                          Und Vereinsbank AG                Banks                                      317,441
      88,410            Bayerische Motoren
                          Werke AG                          Automobiles                              3,511,928
      89,108            E.On AG                             Diversified Industrials                  4,526,383
--------------------------------------------------------------------------------------------------------------
                                                                                                   13,376,278
--------------------------------------------------------------------------------------------------------------

HONG KONG (2.57%)
     254,000            Cheung Kong (Holdings) Ltd.         Real Estate                              2,271,419
   7,912,000            Petrochina Co. Ltd.                 Oil & Gas                                1,623,026
     208,000            Sun Hung Kai Properties Ltd.        Real Estate                              1,580,051
--------------------------------------------------------------------------------------------------------------
                                                                                                     5,474,496
--------------------------------------------------------------------------------------------------------------

ITALY (3.76%)
     275,332            ENI S.p.A.                          Oil & Gas                                4,026,797
     484,802            Telecom Italia S.p.A.               Telecommunications Services              3,984,099
--------------------------------------------------------------------------------------------------------------
                                                                                                     8,010,896
--------------------------------------------------------------------------------------------------------------

JAPAN (14.28%)
      19,900            ACOM Co. Ltd.+                      Specialty & Other Finance                1,203,287
     164,000            Canon, Inc.+                        Electronic & Electrical Equipment        6,083,462
      72,000            Fuji Photo Film Co. Ltd.            Media & Photography                      2,263,656
     356,000            Hitachi Ltd.                        Information Technology Hardware          2,600,852
      62,900            Honda Motor Co. Ltd.                Automobiles                              2,641,482
      27,000            Hoya Corp.                          Electronic & Electrical Equipment        1,887,058
       2,600            Murata Manufacturing
                          Co. Ltd.                          Information Technology Hardware            166,623
     170,000            NEC Corp.                           Information Technology Hardware          1,415,011
      16,800            Nintendo Co. Ltd.                   Entertainment/Leisure/Toys               2,469,936
         895            NTT DoCoMo, Inc.+                   Telecommunications Services              2,423,825
       8,600            Rohm Co. Ltd.                       Information Technology Hardware          1,290,308
      13,300            SMC Corp.                           Engineering & Machinery                  1,569,307
      33,400            Sony Corp.                          Household Goods & Textiles               1,735,032
      66,000            Takeda Chemical
                          Industries Ltd.                   Pharmaceuticals                          2,672,145
--------------------------------------------------------------------------------------------------------------
                                                                                                    30,421,984
--------------------------------------------------------------------------------------------------------------

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

72

BERGER
INTERNATIONAL PORTFOLIO
================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)


                                                                                                March 31, 2002
--------------------------------------------------------------------------------------------------------------
Country/Shares/Company      Industry                                                                     Value
--------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.31%) - CONTINUED
NETHERLANDS (13.21%)
     203,140                ABN Amro Holdings NV             Banks                                $  3,849,884
     138,387                Elsevier NV                      Media & Photography                     1,850,462
      45,577                Fortis NV                        Banks                                   1,012,162
      34,442                Heineken NV                      Beverages                               1,400,229
     292,504                ING Groep NV                     Banks                                   7,944,749
     188,730                Koninklijke Ahold NV             Food & Drug Retailers                   4,942,111
     161,761                Koninklijke Philips
                              Electronics NV                 Household Goods & Textiles              4,924,512
      60,590                TPG NV                           Support Services                        1,256,952
      30,560                VNU NV                           Media & Photography                       968,386
--------------------------------------------------------------------------------------------------------------
                                                                                                    28,149,447
--------------------------------------------------------------------------------------------------------------

PORTUGAL (0.28%)
     285,570                Electricidade de Portugal SA     Electricity                               594,161
--------------------------------------------------------------------------------------------------------------

SINGAPORE (0.35%)
      56,000                Singapore Press Holdings Ltd.    Media & Photography                       747,092
--------------------------------------------------------------------------------------------------------------

SOUTH KOREA (0.86%)
      32,702                Pohang Iron & Steel Co. -
                              Spon. ADR                      Steel & Other Materials                   855,157
       7,142                Samsung Electronics Co. Ltd.     Electronic & Electrical Equipment         978,454
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,833,611
--------------------------------------------------------------------------------------------------------------

SPAIN (3.00%)
     434,872                Banco Santander Central
                              Hispano SA                     Banks                                   3,634,347
     245,964                Telefonica SA *                  Telecommunications Services             2,751,491
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,385,838
--------------------------------------------------------------------------------------------------------------

SWEDEN (0.46%)
     230,540                Telefonaktiebolaget LM
                              Ericsson - Class B             Information Technology Hardware           973,549
--------------------------------------------------------------------------------------------------------------

SWITZERLAND (11.69%)
      32,305                Nestle SA Reg.                   Food Producers & Processors             7,172,496
      96,924                Novartis AG Reg.                 Pharmaceuticals                         3,806,187
      44,032                Roche Holding                    Pharmaceuticals                         3,417,741
      61,637                Swiss Re Reg.                    Insurance                               5,662,408
      98,571                UBS AG Reg.                      Banks                                   4,845,164
--------------------------------------------------------------------------------------------------------------
                                                                                                    24,903,996
--------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (27.87%)
      83,990                3i Group PLC                     Investment Co.                            941,266
      42,855                Astrazeneca PLC                  Pharmaceuticals                         2,127,960
     197,825                Barclays PLC                     Banks                                   6,112,952
      59,987                Boots Co. PLC                    Retail Trade                              574,460
     307,355                BP PLC                           Oil & Gas                               2,735,460
      47,795                British American
                              Tobacco PLC                    Tobacco                                   459,406
     295,233                Cadbury Schweppes PLC            Food Producers & Processors             2,037,947
     334,098                Compass Group PLC                Restaurants/Pubs/Breweries              2,236,052
     394,746                Diageo PLC                       Beverages                               5,160,247
     279,439                GlaxoSmithKline PLC              Pharmaceuticals                         6,581,617
     338,573                Hilton Group PLC                 Leisure, Entertainment, & Hotels        1,201,704
     182,370                HSBC Holdings PLC                Commercial Banks & Other Banks          2,108,723

Berger Funds o March 31, 2002 Combined Semi-Annual Report

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)


                                                                                           March 31, 2002
---------------------------------------------------------------------------------------------------------
Country/Shares/Par Value    Company                     Industry                                    Value
---------------------------------------------------------------------------------------------------------
COMMON STOCK (99.31%) - continued
UNITED KINGDOM (27.87%) - continued
     580,365                Lloyds TSB Group PLC        Banks                                $  5,958,632
     311,815                Prudential Corp. PLC        Life Assurance                          3,143,695
     158,150                Reuters Group PLC           Media & Photography                     1,219,489
      59,000                RMC Group PLC               Construction & Building Materials         560,387
     730,200                Shell Transport And
                              Trading Co. PLC           Oil & Gas                               5,438,181
      60,216                Smiths Group PLC            Aerospace & Defense                       695,413
     441,448                Tesco PLC                   Food & Drug Retailers                   1,514,979
     144,600                TI Automotive Ltd. -
                              Ordinary A Shares*@o      Automobile Components                          --
     371,646                Unilever PLC                Food Producers & Processors             2,974,239
   2,142,045                Vodafone Group PLC          Telecommunications Services             3,957,729
     143,050                WPP Group PLC               Media & Photography                     1,633,700
---------------------------------------------------------------------------------------------------------
                                                                                               59,374,238
---------------------------------------------------------------------------------------------------------
Total Common Stock
(Cost $203,604,911)                                                                           211,574,596
---------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT (0.26%)
 $   565,000                State Street Repurchase Agreement, 1.73% dated
                            March 28, 2002, to be repurchased at $565,109
                            on April 1, 2002, collateralized by FFCB Agency
                            Note, 3.01% - September 26, 2003 with a value
                            of $577,100                                                           565,000
---------------------------------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $565,000)                                                                                   565,000
---------------------------------------------------------------------------------------------------------
Total Investments (Cost $204,169,911) (99.57%)                                                212,139,596
Total Other Assets, Less Liabilities (0.43%)                                                      911,240
---------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                         $213,050,836
---------------------------------------------------------------------------------------------------------


OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS


                                                                                        Unrealized
                               Contract           Maturity           Value on        Appreciation/
         Currency                Amount               Date     March 31, 2002       (Depreciation)
--------------------------------------------------------------------------------------------------
Sell    Japanese Yen       $ 47,632,000            4/15/02       $    359,428       $     (4,495)
Sell    Japanese Yen        109,973,000            4/15/02            829,848                936
Sell    Japanese Yen        277,869,000            4/22/02          2,097,477              2,818
Sell    Japanese Yen        259,945,000            5/13/02          1,964,484             56,908
Sell    Japanese Yen        203,388,000             6/3/02          1,538,915            (20,754)
Sell    Japanese Yen        316,658,000            6/28/02          2,399,079             (7,853)
--------------------------------------------------------------------------------------------------
                                                                 $  9,189,231       $     27,560
--------------------------------------------------------------------------------------------------

*   Non-income producing security.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Portfolio's trustees.
+ - Security is designated as collateral for forward foreign currency contracts. ADR - American Depositary Receipt.
FFCB - Federal Farm Credit Bank.
PLC - Public Limited Company.

o  Schedule of Restricted Securities and/or Illiquid Securities


                                                            Fair Value
                          Date                       Fair     as a %
                        Acquired       Cost          Value  of Net Assets
-------------------------------------------------------------------------
TI Automotive Ltd. -
Ordinary A Shares
  Common Stock          6/30/2001       $0            $0       0.00%

See notes to financial statements.


                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

74

BERGER
INTERNATIONAL PORTFOLIO
================================================================================

STATEMENT OF ASSETS AND LIABILITIES


                                                                  March 31, 2002
                                                                    (Unaudited)
--------------------------------------------------------------------------------
Assets
Investments, at cost                                             $204,169,911
--------------------------------------------------------------------------------
Investments, at value                                            $212,139,596(1)
Cash                                                                    1,310
Foreign cash (cost $70,627)                                            70,665
Receivables
   Investment securities sold                                       1,046,184
   Contributions                                                    3,324,594
   Dividends                                                        1,048,614
   Interest                                                               109
Other investments (Note 3)                                         50,348,297
Net unrealized appreciation on forward currency contracts              27,560
--------------------------------------------------------------------------------
   Total Assets                                                   268,006,929
--------------------------------------------------------------------------------
Liabilities
Payables
   Investment securities purchased                                    186,116
   Fund shares redeemed                                             4,212,948
   Interest                                                             1,454
   Securities loaned                                               50,348,297
Accrued investment advisory fees                                      155,541
Accrued custodian and accounting fees                                  23,677
Accrued audit fees                                                     28,060
--------------------------------------------------------------------------------
   Total Liabilities                                               54,956,093
--------------------------------------------------------------------------------
Net Assets                                                       $213,050,836
--------------------------------------------------------------------------------

(1) Includes securities on loan with a value totaling $ 47,897,823.

STATEMENT OF OPERATIONS



                                                                                       Six Months Ended
                                                                              March 31, 2002 (Unaudited)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                                                $  1,180,141
   Interest                                                                                       31,244
   Securities lending income                                                                      90,702
--------------------------------------------------------------------------------------------------------
   Total Income                                                                                1,302,087
--------------------------------------------------------------------------------------------------------
Expenses
   Investment advisory fees                                                                      978,048
   Accounting fees                                                                                29,582
   Custodian fees                                                                                 38,309
   Audit fees                                                                                     18,702
   Legal fees                                                                                      1,999
   Trustees' fees and expenses                                                                     9,554
   Interest expense                                                                               12,084
   Other expenses                                                                                    547
--------------------------------------------------------------------------------------------------------
   Gross Expenses                                                                              1,088,825
   Less fees paid indirectly                                                                      (7,336)
   Less earnings credits                                                                            (985)
--------------------------------------------------------------------------------------------------------
   Net Expenses                                                                                1,080,504
--------------------------------------------------------------------------------------------------------
   Net Investment Income                                                                         221,583
--------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities and
   Foreign Currency Transactions
Net realized loss on securities and foreign currency transactions                            (16,235,309)
Net change in unrealized appreciation on securities and foreign currency transactions         32,285,531
--------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities and Foreign Currency Transactions              16,050,222
--------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                        $ 16,271,805
--------------------------------------------------------------------------------------------------------

Foreign taxes withheld                                                                      $    146,430
--------------------------------------------------------------------------------------------------------

See notes to financial statements.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                              Six Months Ended
                                                                                                March 31, 2002          Year Ended
                                                                                                    (Unaudited)  September 30, 2001
-----------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                                            $     221,583        $   5,872,111
Net realized loss on securities and foreign currency transactions                                  (16,235,309)         (17,430,588)
Net change in unrealized appreciation (depreciation)
   on securities and foreign currency transactions                                                  32,285,531          (72,926,505)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
   from Operations                                                                                  16,271,805          (84,484,982)
------------------------------------------------------------------------------------------------------------------------------------
From Transactions in Investors' Beneficial Interest
Contributions                                                                                      190,252,547          753,515,376
Withdrawals                                                                                       (229,625,691)        (744,646,177)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Investors' Beneficial Interest Transactions     (39,373,144)           8,869,199
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets                                                                         (23,101,339)         (75,615,783)
Net Assets
Beginning of period                                                                                236,152,175          311,767,958
------------------------------------------------------------------------------------------------------------------------------------
End of period                                                                                    $ 213,050,836     $    236,152,175
------------------------------------------------------------------------------------------------------------------------------------


                                           Period Ended                                                               Period from
                                         March 31, 2002                  Years Ended September 30,             October 11, 1996(1)
                                             (Unaudited)         2001       2000           1999        1998 to September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net assets, end of period (in thousands)    $   213,051     $ 236,152     $   311,768    $   265,211   $   177,596   $   122,217
Net expense ratio to average net assets(3)         1.02%(2)      0.95%           0.97%          1.00%         1.00%       0.89%(2)
Ratio of net investment income to
    average net assets                             0.21%(2)      2.04%           0.73%          0.75%         3.45%       1.63%(2)
Gross expense ratio to average net assets          1.02%(2)      0.95%           0.97%          1.01%         1.04%       1.10%(2)
Portfolio turnover rate(4)                           15%           41%             31%            16%           17%         17%

(1) Commencement of investment operations.

(2) Annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Not annualized.

See notes to financial statements.


                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

76

NOTES TO FINANCIAL
STATEMENTS
March 31, 2002 (Unaudited)
================================================================================


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is the only series established under the Berger Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. Currently there are three investors in the Portfolio: the Berger International Fund, the International Equity Fund and the Berger International CORE Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

FEDERAL INCOME TAXES

The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium (see "Change in Accounting Principle" note). Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

CHANGE IN ACCOUNTING PRINCIPLE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and is effective for fiscal years beginning after December 15, 2000. Effective October 1, 2001, the Portfolio adopted the provisions of the Guide and, as a result, amortizes discount and premium on debt securities. Prior to October 1, 2001, the Portfolio did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Portfolio. Additionally, the effect of this change had no material impact on the Portfolio's components of net assets or on its

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                   Notes to Financial Statements

================================================================================

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  AGREEMENTS

Berger Financial Group LLC ("Berger", formerly Berger LLC) serves as investment advisor to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to Berger according to the following schedule:

Average Daily Net Assets                                            Annual Rate
--------------------------------------------------------------------------------
First $500 million                                                         .85%
Next $500 million                                                          .80%
Over $1 billion                                                            .75%
--------------------------------------------------------------------------------

The investment advisory fee is accrued daily and paid monthly. Berger has delegated the day-to-day investment management of the Portfolio to Bank of Ireland Asset Management (U.S.) Limited ("BIAM"). Berger pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio. Berger is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio.

The Portfolio has entered into custody, recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreements provide for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other funds in the Berger Funds complex. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by State Street as custodian.

Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among all of the funds in the Berger Funds complex. The Portfolio's portion of the trustees' fees and expenses for the year ended March 31, 2002, totaled $9,554.

The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds managed by Berger until distribution in accordance with the Plan.

3.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) during the period ended March 31, 2002 were as follows:

                        Purchases                                         Sales
--------------------------------------------------------------------------------
                      $33,111,704                                   $60,117,476
--------------------------------------------------------------------------------

There were no purchases or sales of long-term U.S. government securities during the period ended March 31, 2002.

UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES

At March 31, 2002, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held were as follows:

                      Gross Unrealized       Gross Unrealized                Net
Federal Tax Cost          Appreciation           Depreciation       Appreciation
--------------------------------------------------------------------------------
    $205,506,837           $35,562,472          $(28,711,171)         $6,851,301
--------------------------------------------------------------------------------

FORWARD CURRENCY CONTRACTS

The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized and unrealized gains or losses on these securities are included in Net Realized and Unrealized Gain
(Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.



                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

78

NOTES TO FINANCIAL
STATEMENTS
March 31, 2002 (Unaudited)
================================================================================

SECURITIES LENDING

Under an agreement with State Street, the Portfolio has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Portfolio and State Street as lending agent.

REPURCHASE AGREEMENTS

Repurchase agreements held by the Portfolio are fully collateralized by U.S. government and government agency securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Portfolio may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value of securities.

4.  LINE OF CREDIT

The Portfolio, along with certain other funds managed by Berger, is party to an ongoing agreement with State Street that allows these funds and the Portfolio, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee by the Funds based on the average daily unused portion of the line of credit. At March 31, 2002, the Portfolio had no borrowings outstanding on the line of credit.



Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                            FINANCIAL HIGHLIGHTS
================================================================================

BERGER GROWTH FUND
For a Share Outstanding Throughout the Period

                                         Six Months Ended
                                           March 31, 2002                              Years Ended September 30,
                                              (Unaudited)          2001           2000            1999           1998       1997(1)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period         $   6.95          $  20.87     $    15.56      $    11.99         $21.51   $    19.64
-----------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                       (0.04)            (0.00)(2)         --           (0.00)(2)         --        (0.09)
      Net realized and unrealized
        gains (losses)
         from investments and foreign
         currency transactions                   0.83            (11.22)          8.89            4.55          (2.57)        4.73
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 0.79            (11.22)          8.89            4.55          (2.57)        4.64
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)           --             (2.70)         (3.58)          (0.98)         (6.95)       (2.77)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                  --             (2.70)         (3.58)          (0.98)         (6.95)       (2.77)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $   7.74          $   6.95     $    20.87      $    15.56     $    11.99   $   21.51
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(4)                                 11.37%           (59.38)%        60.93%          38.96%        (16.08)%      26.50%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of
        period (in thousands)                $748,921          $722,977     $1,947,772      $1,333,794     $1,286,828   $1,889,048
      Expense ratio to average
        net assets                               1.41%(3)          1.26%          1.13%           1.36%          1.38%        1.41%
      Ratio of net investment loss to
        average net assets                      (0.97)%(3)        (0.77)%        (0.87)%         (0.38)%        (0.38)%      (0.40)%
      Portfolio turnover rate(4)                   36%              131%            70%            274%           280%         200%

(1) Per share calculations for the period were based on average shares outstanding.

(2)  Amount represents less than $0.01 per share.

(3)  Annualized.

(4)  Not annualized.

BERGER LARGE CAP GROWTH FUND

For a Share Outstanding Throughout the Period

                                          Six Months Ended
                                            March 31, 2002                             Years Ended September 30,
                                               (Unaudited)          2001(3)           2000          1999          1998       1997
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    9.73       $   21.41      $   15.32     $   13.60     $   16.72     $  14.06
-----------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                    (0.04)          (0.00)(1)         --         (0.00)(1)      0.04         0.14
      Net realized and unrealized
        gains (losses)
          from investments and foreign
          currency transactions                        0.77           (9.49)          8.27          4.53         (0.30)        4.28
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       0.73           (9.49)          8.27          4.53         (0.26)        4.42
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income) .           --              --             --         (0.01)        (0.04)       (0.13)
      Distributions (from capital gains)                 --           (2.19)         (2.18)        (2.80)        (2.82)       (1.63)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                        --           (2.19)         (2.18)        (2.81)        (2.86)       (1.76)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   10.46       $    9.73      $   21.41     $   15.32     $   13.60     $  16.72
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(5)                                        7.50%         (47.79)%        56.09%        38.67%        (1.60)%      34.56%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)    $ 319,423       $ 318,504      $ 725,272     $ 379,356     $ 301,330     $357,023

      Expense ratio to average net assets              1.33%(4)        1.25%          1.18%         1.35%         1.44%        1.51%

      Ratio of net investment income (loss) to
         average net assets                           (0.61)%(4)      (0.00)%        (0.17)%       (0.22)%        0.25%        0.87%
      Portfolio turnover rate(5)                         37%             70%            74%          173%          417%(2)      173%

(1)  Amount represents less than $0.01 per share.

(2) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at the time.

(3) Effective January 29, 2001, the directors approved a change in the name and non-fundamental investment strategies of the Fund (see Note 1).

(4)  Annualized.

(5)  Not annualized.

See notes to financial statements

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

80

FINANCIAL
HIGHLIGHTS
================================================================================

BERGER MID CAP GROWTH FUND
For a Share Outstanding Throughout the Period

                                                  Six Months Ended                                                   Period from
                                                    March 31, 2002           Years Ended September 30,      December 31, 1997(1)
                                                       (Unaudited)         2001          2000        1999  to September 30, 1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    10.76     $  41.27     $   21.82    $  10.93   $             10.00
--------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                           (0.09)       (0.00)(5)        --       (0.00)(5)                 --
      Net realized and unrealized gains (losses)
         from investments and foreign currency
         transactions                                         1.51       (25.80)        20.75       11.10                  0.93
--------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                              1.42       (25.80)        20.75       11.10                  0.93
--------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                        --        (4.71)        (1.30)      (0.21)                   --
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                               --        (4.71)        (1.30)      (0.21)                   --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    12.18     $  10.76     $   41.27    $  21.82   $             10.93
--------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                              13.20%      (68.35)%       95.98%     102.76%                 9.30%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)          $   35,375     $ 30,418     $ 122,564    $ 25,550   $             4,283
      Net expense ratio to average net assets(3)              1.72%(4)     1.50%         1.28%       1.78%                 2.00%(4)
      Ratio of net investment loss to average
        net assets                                           (1.40)%(4)   (1.15)%       (0.84)%     (1.03)%               (0.82)%(4
      Gross expense ratio to average net assets               1.72%(4)     1.50%         1.28%       1.78%                 2.46%(4)
      Portfolio turnover rate(2)                               113%         216%          150%        178%                  262%

(1)  Commencement of investment operations.

(2)  Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.

See notes to financial statements.



Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                            Financial Highlights

================================================================================
BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                          Six Months Ended
                                            March 31, 2002                            Years Ended September 30,
                                               (Unaudited)         2001            2000           1999          1998         1997
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $         2.46   $     7.43     $      4.86     $     3.61     $    5.33    $    4.74
---------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                            (0.02)       (0.00)(1)       (0.00)(1)      (0.00)(1)        --        (0.05)
      Net realized and unrealized
        gains (losses) from investments
        and foreign currency transactions             0.45        (3.93)           3.85           1.95         (1.24)        0.84
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      0.43        (3.93)           3.85           1.95         (1.24)        0.79
---------------------------------------------------------------------------------------------------------------------------------

Less Dividends and Distributions
      Distributions (from capital gains)                --        (1.04)          (1.28)         (0.70)        (0.48)       (0.20)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                       --        (1.04)          (1.28)         (0.70)        (0.48)       (0.20)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $         2.89   $     2.46     $      7.43     $     4.86     $    3.61    $    5.33
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(4)                                      17.48%      (59.36)%         84.27%         62.78%       (24.70)%      17.68%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of
        period (in thousands)               $      651,528   $  586,070     $ 1,468,541     $  675,637     $ 561,741    $ 902,685
      Net expense ratio to average
        net assets(2)                                 1.47%(3)     1.32%           1.27%          1.60%         1.48%        1.67%
      Ratio of net investment loss to
        average net assets                           (1.22)%(3)   (0.88)%         (0.83)%        (1.21)%       (1.01)%      (1.09)%
      Gross expense ratio to average
        net assets                                    1.47%(3)     1.32%           1.27%          1.60%         1.59%        1.67%
      Portfolio turnover rate(4)                        80%         147%             92%           128%           97%         111%

(1)  Amount represents less than $0.01 per share

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(3)  Annualized.

(4)  Not annualized.


BERGER SMALL COMPANY GROWTH FUND - INSTITUTIONAL SHARES

For a Share Outstanding Throughout the Period

                                                             Six Months Ended                                      Period from
                                                               March 31, 2002              Year Ended      October 16, 1999(1)
                                                                   (unaudited)     September 30, 2001    to September 30, 2000
------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                       $             2.48     $              7.43    $                4.87
------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                                               (0.01)                  (0.00)(5)                (0.00)(5)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions                   0.46                   (3.91)                    3.86
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         0.45                   (3.91)                    3.86
------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                                   --                   (1.04)                   (1.30)
------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                          --                   (1.04)                   (1.30)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $             2.93     $              2.48    $                7.43
------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                                         18.14%                 (59.03)%                  84.87%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)             $            1,540     $             2,036    $               5,886
      Net expense ratio to average net assets(4)                         1.09%(2)                1.02%                    1.05%(2)
      Ratio of net investment loss to average net assets                (0.84)%(2)              (0.57)%                  (0.47)%(2)
      Gross expense ratio to average net assets                          1.38%(2)                1.30%                    1.59%(2)
      Portfolio turnover rate(3)                                           80%                    147%                      92%

(1)  Commencement of investment operations for Institutional ares.

(2)  Annualized.

(3)  Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(5)  Amount represents less than $0.01 per share.

See notes to financial statements.


                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

82

FINANCIAL
HIGHLIGHTS
================================================================================

BERGER NEW GENERATION FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                          Six Months Ended
                                            March 31, 2002                            Years Ended September 30,
                                               (Unaudited)            2001          2000          1999            1998        1997
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period      $           5.84       $   37.99     $   25.77     $   12.66       $   14.72   $   11.82
----------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                            (0.05)          (0.00)(1)     (0.00)(1)     (0.00)(1)          --       (0.13)
      Net realized and unrealized
        gains (losses) from investment
        and foreign currency transactions             0.73          (26.92)        16.77         13.61(2.06)      3.64
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      0.68          (26.92)        16.77         13.61           (2.06)       3.51
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net
        investment income)                              --              --            --            --              --       (0.61)
      Distributions (from capital gains)                --           (5.23)        (4.55)        (0.50)             --          --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                       --           (5.23)        (4.55)        (0.50)             --       (0.61)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $           6.52       $    5.84     $   37.99     $   25.77       $   12.66   $   14.72
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                      11.64%         (79.44)%       67.16%       110.82%         (13.99)%     31.53%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period
        (in thousands)                    $        134,627       $ 136,373     $ 853,154     $ 330,938       $ 113,693   $ 190,164
      Expense ratio to average net assets             1.72%(3)        1.54%         1.30%         1.54%           1.72%       1.89%
      Ratio of net investment loss to
         average net assets                          (1.35)%(3)      (1.24)%       (1.11)%       (1.29)%         (1.37)%     (1.51)%
      Portfolio turnover rate(2)                       126%            212%          149%          168%            243%        184%

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.


BERGER NEW GENERATION FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                          Six Months Ended                                                       Period from
                                            March 31, 2002           Years Ended September 30,            August 16, 1999(1)
                                               (Unaudited)              2001             2000          to September 30, 1999
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period       $          5.82        $    37.67       $    25.79          $               23.29
----------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                            (0.15)            (0.01)           (0.00)(5)                      (0.00)(5)
      Net realized and unrealized gains
        (losses) from investments and
        foreign currency transactions                 0.88            (26.61)           16.41                           2.50
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      0.73            (26.62)           16.41                           2.50
----------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                --             (5.23)           (4.53)                            --
----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                       --             (5.23)           (4.53)                            --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $          6.55        $     5.82       $    37.67          $               25.79
----------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                      12.54%           (79.28)%          65.68%                         10.73%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period
        (in thousands)                     $           210        $    1,553       $    7,897          $                 347
      Net expense ratio to average
        net assets(4)                                 1.15%(2)          1.14%            1.17%                          1.02%(2)
      Ratio of net investment loss to
        average net assets                           (0.81)%(2)        (0.84)%          (0.95)%                        (0.85)%(2)
      Gross expense ratio to average
        net assets                                    1.84%(2)          1.41%            1.57%                          1.02%(2)
      Portfolio turnover rate(3)                       126%              212%             149%                           168%

(1)  Commencement of investment operations for Institutional Shares.

(2)  Annualized.

(3)  Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(5)  Amount represents less than $0.01 per share.

See notes to financial statements.


Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                            Financial Statements

================================================================================
BERGER SELECT FUND
For a Share Outstanding Throughout the Period

                                            Six Months Ended                                                         Period from
                                              March 31, 2002               Years Ended September 30,        December 31, 1997(1)
                                                 (Unaudited)           2001         2000           1999    to September 30, 1998
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period         $          5.88      $  25.25     $   19.17     $    13.26     $              10.00
--------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                     (0.05)        (0.00)(5)     (0.00)(5)       0.01                     0.07
      Net realized and unrealized gains
        (losses) from investments and
        foreign currency transactions                   0.23        (14.14)        10.55           6.80                     3.19
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        0.18        (14.14)        10.55           6.81                     3.26
--------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)              --            --         (0.02)         (0.06)                      --
      Distributions (from capital gains)                  --         (5.23)        (4.45)         (0.84)                      --
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                         --         (5.23)        (4.47)         (0.90)                      --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $          6.06      $   5.88     $   25.25     $    19.17     $              13.26
--------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                         3.06%       (65.47)%       55.73%         53.06%                   32.60%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period
        (in thousands)                       $        21,982      $ 25,344     $ 122,331     $  101,352     $             41,571
      Expense ratio to average
        net assets                                      1.77%(4)      1.44%         1.23%          1.29%                    1.48%(4)
      Ratio of net investment income
        (loss) to average net assets                   (1.39)%(4)    (0.94)%       (0.81)%         0.27%                    1.13%(4)
      Portfolio turnover rate(2)                          44%          123%          123%           696%                   1,486%(3)

(1)  Commencement of investment operations.

(2)  Not annualized.

(3) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.

See notes to financial statements.



                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

84

FINANCIAL
HIGHLIGHTS

================================================================================
BERGER INFORMATION TECHNOLOGY FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                             Six Months Ended                                                     Period from
                                               March 31, 2002          Years Ended September 30,              July 2, 1999(1)
                                                  (Unaudited)            2001(2)            2000(2)  to September 30, 1999(2)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $          4.99       $      17.59       $       8.21        $             7.64
-----------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                               (0.06)             (0.13)(8)          (0.00)(5)                 (0.00)(5)
      Net realized and unrealized
        gains (losses) from investments and
        foreign currency transactions                    1.74             (12.47)(8)           9.43                      0.57
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         1.68             (12.60)              9.43                      0.57
-----------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                   --                 --              (0.05)                       --
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                          --                 --              (0.05)                       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $          6.67       $       4.99       $      17.59        $             8.21
-----------------------------------------------------------------------------------------------------------------------------
Total Return(6),(7)                                     33.67%            (71.64)%           114.97%                     7.46%
-----------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Net assets, end of period
        (in thousands)                        $        31,590       $     23,764       $     72,173        $            4,811
      Net expense ratio to average
        net assets(3)                                    1.91%(4)           1.75%              1.63%                     1.83%(4)
      Ratio of net investment loss
        to average net assets                           (1.66)%(4)         (1.32)%            (1.36)%                   (1.58)%(4)
      Gross expense ratio to average
        net assets                                       1.91%(4)           1.75%              1.63%                     2.16%(4)
      Portfolio turnover rate(6)                           17%                80%                38%                       31%

(1)  Commencement of investment operations for Investor Shares.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.

(6)  Not annualized.

(7)  Applicable redemption fees are not included in Total Return calculation.

(8) Per share calculations for the period were based on average shares outstanding.

BERGER INFORMATION TECHNOLOGY FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                                       Period from
                                                                                          March 1,    Period from      April 8,
                                       Six Months Ended                                    1999 to     Year Ended      19971 to
                                         March 31, 2002    Years Ended September 30, September 30,   February 28,  February 28,
                                            (Unaudited)      2001(2)      2000(2)          1999(2)        1999(2)       1998(2)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $      5.04     $  17.67     $   8.21       $     6.34      $    4.31    $     2.86
--------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                         (0.04)       (0.07)(8)    (0.00)(5)        (0.00)(5)      (0.04)        (0.01)
      Net realized and unrealized
         gains (losses) from investments
         and foreign currency transactions         1.77       (12.56)(8)     9.51             1.97           2.07          1.46
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   1.73       (12.63)        9.51             1.97           2.03          1.45
--------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)             --           --        (0.05)           (0.10)            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                    --           --        (0.05)           (0.10)            --            --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $      6.77     $   5.04     $  17.67       $     8.21      $    6.34    $     4.31
--------------------------------------------------------------------------------------------------------------------------------
Total Return(6),(7)                               34.33%      (71.48)%     115.86%           31.30%         47.13%        50.75%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period
        (in thousands)                      $    22,015     $ 15,269     $ 61,566       $   20,094      $  12,446    $    2,674
      Net expense ratio to average
        net assets                                31.21%(4)     1.15%        1.03%            1.49%(4)       1.50%         1.50%(4)
      Ratio of net investment loss
        to average net assets                     (0.97)%(4)   (0.72)%      (0.76)%          (1.22)%(4)     (1.19)%       (1.01)%(4)
      Gross expense ratio to average
        net assets                                 1.21%(4)     1.15%        1.03%            1.94%(4)       2.67%        12.17%(4)
      Portfolio turnover rate(6)                     17%          80%          38%              31%            35%           33%

(1)  Commencement of investment operations for Institutional Shares.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.

(6)  Not annualized.

(7)  Applicable redemption fees are not included in Total Return calculation.

(8) Per share calculations for the period were based on average shares outstanding.

See notes to financial statements.


                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                            Financial Highlights

================================================================================

BERGER INTERNATIONAL FUND
For a Share Outstanding Throughout the Period



                                          Period Ended                                                                 Period from
                                        March 31, 2002                        Years Ended September 30,         November 7, 1996(1)
                                            (Unaudited)           2001        2000(7)       1999         1998 to September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $     9.14       $   13.69   $   12.51      $  10.06    $   11.46          $   10.00
-----------------------------------------------------------------------------------------------------------------------------------
From investment operations
  Net investment income (loss)                    0.09            0.38       (0.00)(8)     (0.07)        0.50               0.05
  Net realized and unrealized gains
    (losses) from investments and
    foreign currency transactions
    allocated from Portfolio                      0.46           (4.05)       1.18          3.01        (1.46)              1.41
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  0.55           (3.67)       1.18          2.94        (0.96)              1.46
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (from net
    investment income)                           (0.53)             --          --         (0.47)       (0.06)                --
  Distributions (from capital gains)                --           (0.88)         --         (0.02)       (0.38)                --
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                (0.53)          (0.88)         --         (0.49)       (0.44)                --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $     9.16       $    9.14   $   13.69      $  12.51    $   10.06          $   11.46
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                   6.07%         (28.43)%      9.43%        29.64%       (8.46)%            14.60%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
  Net assets, end of
    period (in thousands)                   $   18,476       $  26,773   $  38,425      $ 23,014    $  16,515          $  18,673
  Net expense ratio to average
    net assets(4)(5)                              1.75%(2)        1.45%       1.71%         1.76%        1.80%              1.90%(2)
  Ratio of net income (loss) to average
    net assets                                   (0.66)%(2)       1.67%      (0.00)%       (0.01)%       2.20%              0.61%(2)
  Gross expense ratio to average
    net assets(5)                                 1.75%(2)        1.45%       1.71%         1.77%        1.83%              1.99%(2)
  Portfolio turnover rate(3)(6)                     15%             41%         31%           16%          17%                17%


(1)  Commencement of investment operations.

(2)  Annualized.

(3)  Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.

(5) Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

(6) Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

(7) Per share calculations for the period were based on average shares outstanding.

(8)  Amount represents less than $0.01 per share.


See notes to financial statements.


                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

86

FINANCIAL
HIGHLIGHTS
================================================================================

BERGER SMALL CAP VALUE FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                            Six Months Ended                                                           Period from
                                              March 31, 2002                  Years Ended September 30,       February 14, 1997(1)
                                                  (Unaudited)             2001        2000       1999   1998 to September 30, 1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $      24.49     $       24.78   $   20.94  $   17.58   $    22.28   $    17.24
----------------------------------------------------------------------------------------------------------------------------------
From Investment Operations
    Net Investment Income (Loss)                        0.06              0.22        0.30      (0.02)        0.42        0.03
    Net realized and unrealized
        gains (losses) from investments
        and foreign currency transactions               7.91              1.41        3.97       4.26        (2.58)       5.01
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        7.97              1.63        4.27       4.24        (2.16)        5.04

Less dividends and distributions
    Dividends (from net investment income)             (0.18)            (0.32)      (0.20)     (0.07)       (0.17)          --
    Distributions (from capital gains)                 (2.25)            (1.60)      (0.23)     (0.81)       (2.37)          --
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                      (2.43)            (1.92)      (0.43)     (0.88)       (2.54)          --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $      30.03     $       24.49   $   24.78  $   20.94   $    17.58    $  22.28
----------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                        33.30%             6.65%      20.77%     24.69%      (10.98)%     29.23%
v
Ratios/Supplemental Data:
    Net assets, end of period (in thousands)    $  2,101,119     $   1,378,894   $ 859,030  $ 374,063   $  108,465    $ 55,211
    Net expense ratio to average net assets(3)          1.14%(4)          1.08%       1.19%      1.37%        1.56%       1.66%(4)
    Ratio of net investment income to
        average net assets                              0.46%(4)          0.99%       1.69%      1.36%        0.87%       0.60%(4)
    Gross Expense Ratio to Average Net Assets           1.16%(4)          1.14%       1.23%      1.37%        1.56%       1.66%(4)
    Portfolio turnover rate(2)                            22%               47%         72%        66%          69%         81%

(1) Commencement of investment operations for Investor Shares.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Annualized.

BERGER SMALL CAP VALUE FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period


                                     Six Months Ended                                                                   Period from
                                        March 31,2002                       Years Ended September 30,               January 1, 1997
                                           (Unaudited)            2001          2000         1999        1998 to September 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $     24.58      $     24.87    $    21.00    $   17.63   $   22.33        $     16.48
-----------------------------------------------------------------------------------------------------------------------------------
From investment operations
   Net investment income (loss)                  0.10             0.28          0.33         0.04        0.45              0.07
   Net realized and unrealized gains
     (losses) from investments and
     foreign currency transactions               7.94             1.42          4.01         4.28       (2.55)             5.78
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 8.04             1.70          4.34         4.32       (2.10)             5.85
v
Less dividends and distributions
   Dividends (from net
     investment income)                         (0.24)           (0.39)        (0.24)       (0.14)      (0.23)               --
   Distributions (from
     capital gains)                             (2.25)           (1.60)        (0.23)       (0.81)      (2.37)               --
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions               (2.49)           (1.99)        (0.47)       (0.95)      (2.60)               --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $     30.13     $     24.58    $    24.87    $   21.00   $   17.63       $     22.33
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                 33.55%            6.93%        21.09%       25.18%     (10.65)%           33.50
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
   Net assets, end of period
     (in thousands)                       $ 1,714,941      $ 1,185,004    $  862,318    $ 414,347    $  92,787      $    58,450
   Expense ratio to average net assets      0.83%(1)              0.84%         0.88%        1.01%        1.19%            1.34%(1)
   Ratio of net investment income to
     average net assets                     0.78%(1)              1.26%         1.99%        1.69%        1.26%            0.63%(1)
   Portfolio turnover rate(2)                  22%                  47%           72%          66%          69%              81%

(1)  Annualized.

(2)  Not annualized.

See notes to financial statements.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                            Financial Highlights

================================================================================

BERGER MID CAP VALUE FUND
For a Share Outstanding Throughout the Period


                                              Six Months Ended                                                          Period from
                                              March 31, 2002                  Years Ended September 30,             August, 1998(1)
                                                 (Unaudited)              2001           2000           1999  to September 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $       14.30      $     14.43    $     12.17     $     9.33         $     10.00
-----------------------------------------------------------------------------------------------------------------------------------
From investment operations
    Net investment income                                0.01             0.06           0.08           0.07                0.03
    Net realized and unrealized
        gains (losses) from investments
        and foreign currency transactions                3.97             1.27           3.46           2.83               (0.70)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         3.98             1.33           3.54           2.90               (0.67)
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
    Dividends (from net investment income)              (0.03)           (0.10)         (0.04)         (0.06)                 --
    Distributions (from capital gains)                  (0.35)           (1.36)         (1.24)            --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                       (0.38)           (1.46)         (1.28)         (0.06)                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     17.90      $     14.30    $     14.43     $    12.17         $      9.33
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                         28.00%            9.70%         31.11%         31.12%              (6.70)%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)      $   682,784      $   148,505    $    33,013     $   22,918         $    19,710
    Expense ratio to average net assets                  1.17%(3)         1.22%          1.59%          1.62%               1.68%(3)
    Ratio of net investment income to average
        net assets                                       0.21%(3)         0.78%          0.72%          0.54%               2.30%(3)
    Portfolio turnover rate(2)                             30%             116%           129%           154%                 25%

(1)  Commencement of investment operations.

(2)  Not annualized.

(3)  Annualized.


                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

88

FINANCIAL
HIGHLIGHTS
================================================================================

BERGER LARGE CAP VALUE FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period


                                                                                         Six Months Ended
                                                                                            March 2002(1)
                                                                                              (Unaudited)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                         $  10.00
---------------------------------------------------------------------------------------------------------
From Investment Operations
    Net Investment Income                                                                        0.01
    Net realized and unrealized gains from investments and foreign currency transactions         1.39
---------------------------------------------------------------------------------------------------------
Total from investment operations                                                                 1.40
---------------------------------------------------------------------------------------------------------
Less dividends and distributions
    Dividends (from net investment income)                                                      (0.01)
    Distributions (from capital gains)                                                          (0.04)
---------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                               (0.05)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $  11.35
---------------------------------------------------------------------------------------------------------
Total Return(4)                                                                                 13.95%
---------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
    Net assets, end of period (in thousands)                                                 $  3,133
    Net expense ratio to average net assets(2)                                                   1.86%(3)
    Ratio of net investment income to average net assets                                         0.15%(3)
    Gross expense ratio to average net assets                                                    2.46%(3)
    Portfolio turnover rate(4)                                                                     26%


(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 2001.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(3)  Annualized.

(4)  Not annualized.


BERGER LARGE CAP VALUE FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout The Period


                                                                                         Six Months Ended
                                                                                            March 2002(1)
                                                                                              (Unaudited)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                         $  10.00
---------------------------------------------------------------------------------------------------------
From investment operations
    Net investment income                                                                        0.02
    Net realized and unrealized gains from investments and foreign currency transactions         1.40
---------------------------------------------------------------------------------------------------------
Total from investment operations                                                                 1.42
---------------------------------------------------------------------------------------------------------
Less dividends and distributions
    Dividends (from net investment income)                                                      (0.02)
    Distributions (from capital gains)                                                          (0.04)
---------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                               (0.06)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $  11.36
---------------------------------------------------------------------------------------------------------
Total Return(4)                                                                                 14.21%
---------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
    Net assets, end of period (in thousands)                                                 $  8,461
    Net expense ratio to average net assets(2)                                                   1.74%(3)
    Ratio of net investment income to average net assets                                         0.23%(3)
    Gross expense ratio to average net assets                                                    1.94%(3)
    Portfolio turnover rate(4)                                                                     26%

(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 2001.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(3)  Annualized.

(4)  Not annualized.

See notes to financial statements.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                            Financial Highlights

================================================================================

BERGER BALANCED FUND
For a Share Outstanding Throughout the Period

                                                    Six Months Ended
                                                       March 31, 2002                     Years Ended September 30,
                                                          (Unaudited)            2001            2000         1999       1998(1)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $   12.50       $   19.38     $     16.62    $   13.28     $   10.00
--------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                      0.08            0.27            0.28         0.23          0.22
      Net realized and unrealized gains (losses)
         from investments and foreign currency
         transactions                                            0.48           (4.89)           4.57         4.69          5.17
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 0.56           (4.62)           4.85         4.92          5.39
--------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                    (0.09)          (0.26)          (0.27)       (0.23)        (0.21)
      Distributions (from capital gains)                           --           (2.00)          (1.82)       (1.35)        (1.90)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                               (0.09)          (2.26)          (2.09)       (1.58)        (2.11)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   12.97       $   12.50     $     19.38    $   16.62     $   13.28
--------------------------------------------------------------------------------------------------------------------------------
Total Return(5)                                                  4.36%         (25.82)%         30.08%       39.41%        56.77%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)              $  83,912       $  90,013     $   176,798    $ 122,766     $  30,721
      Net expense ratio to average net assets(2)                 1.24%(4)        1.19%           1.14%        1.23%         1.50%
      Ratio of net investment income to average net assets       1.38%(4)        1.66%           1.48%        1.63%         1.81%
      Gross expense ratio to average net assets                  1.24%(4)        1.19%           1.14%        1.23%         1.57%
      Portfolio turnover rate(5)                                   23%             65%             82%         227%          658%(3)

(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 1997.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(3) Portfolio turnover was greater than expected during this period due to higher than normal trading activity undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

(4)   Annualized.

(5)   Not annualized.

See notes to financial statements.

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

90

FUND DIRECTORS/TRUSTEES
AND OFFICERS (UNAUDITED)
================================================================================

Each Fund is supervised by a board of director/trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. Each Fund's board hires the companies that run day-to-day Fund operations, such as the investment adviser, administrator, transfer agent and custodian. The following table provides information about each of the trustees and officers of the Trusts or Fund.

                           POSITION(S)                                                           NUMBER OF
                           HELD WITH THE                                                         FUNDS IN
                           TRUST, TERM OF                                                        FUND
                           OFFICE AND                                                            COMPLEX
NAME, ADDRESS              LENGTH OF                                                             OVERSEEN BY  OTHER DIRECTORSHIPS
AND AGE                    TIME SERVED   PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS           TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS/TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Michael Owen               Chairman of   Dean of Zayed University (since September 2000).        23           n/a
210 University Blvd.       the Board     Formerly self-employed as a financial and
Suite 800                                management consultant, and in real estate
Denver, CO 80206                         development (from June 1999 to September 2000).
                                         Dean (from 1993 to June 1999), and a member of
                                         the Finance faculty (from 1989 to 1993), of the
DOB: 1937                                College of Business, Montana State University.
                                         Formerly, Chairman and Chief Executive Officer
                                         of Royal Gold, Inc. (mining) (1976 to 1989).
------------------------------------------------------------------------------------------------------------------------------------
Dennis E. Baldwin          Director/     President, Baldwin Financial Counseling (since          23           n/a
210 University Blvd.       Trustee       July 1991). Formerly, Vice President and Denver
Suite 800                                Office Manager of Merrill Lynch Capital Markets
Denver, CO 80206                         (1978 to 1990).


DOB: 1928
------------------------------------------------------------------------------------------------------------------------------------
Katherine A. Cattanach,    Vice Chair    Managing Principal (since September 1987),              23           n/a
CFA                        of the Board  Sovereign Financial Services, Inc. (investment
210 University Blvd.                     consulting firm). Executive Vice President (1981
Suite 800                                to 1988), Captiva Corporation, Denver, Colorado
Denver, CO 80206                         (private investment management firm). Ph.D. in
                                         Finance (Arizona State University).

DOB: 1945
------------------------------------------------------------------------------------------------------------------------------------
Paul R. Knapp              Director/     Executive Officer of DST Systems, Inc. ("DST"), a       23           Director and Vice
210 University Blvd.       Trustee       publicly traded information and transaction                          President (February
Suite 800                                processing company, which acts as the Funds'                         1998 to November
Denver, CO 80206                         transfer agent (since October 2000). DST is 33%                      2000) of West Side
                                         owned by Stilwell Management, Inc., which owns                       Investments, Inc.
                                         approximately 89.5% of Berger Financial                              (investments), a
DOB: 1945                                Group LLC. Mr. Knapp owns common shares and                          wholly owned
                                         options convertible into common shares of DST                        subsidiary of DST
                                         Systems which, in the aggregate and assuming                         Systems, Inc.
                                         exercise of the options, would result in his
                                         owning less than 1/2 of 1% of DST System's
                                         common shares. Mr. Knapp is also President of
                                         Vermont Western Assurance, Inc., a wholly owned
                                         subsidiary of DST Systems (since December 2000).
                                         President, Chief Executive Officer and a director
                                         (September 1997 to October 2000) of DST Catalyst,
                                         Inc., an international financial markets consulting,
                                         software and computer services company, (now DST
                                         International, a subsidiary of DST). Previously
                                         (1991 to October 2000), Chairman, President, Chief
                                         Executive Officer and a director of Catalyst
                                         Institute (international public policy research
                                         organization focused primarily on financial markets
                                         and institutions); also (1991 to September 1997),
                                         Chairman, President, Chief Executive Officer and
                                         a director of Catalyst Consulting (international
                                         financial institutions business consulting firm).

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                                                                    Berger Funds

FUND DIRECTORS/TRUSTEES
AND OFFICERS (UNAUDITED)
(CONTINUED)
================================================================================

                           POSITION(S)                                                           NUMBER OF
                           HELD WITH THE                                                         FUNDS IN
                           TRUST, TERM OF                                                        FUND
                           OFFICE AND                                                            COMPLEX
NAME,ADDRESS               LENGTH OF                                                             OVERSEEN BY  OTHER DIRECTORSHIPS
AND AGE                    TIME SERVED   PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS           TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS/TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Harry T. Lewis, Jr.        Director/     Lewis Investments (since June 1988) (self-employed        23         Director, J.D.
210 University Blvd.       Trustee       private investor). Formerly, Senior Vice President,                  Edwards & Co.
Suite 800                                Rocky Mountain Region, of Dain Bosworth Incorporated                 (1995 to March
Denver, CO 80206                         and member of that firm's Management Committee (1981                 2002); Director,
                                         to 1988).                                                            National Fuel
DOB: 1933                                                                                                     Corporation (oil &
                                                                                                              gas production);
                                                                                                              Advisory Director,
                                                                                                              Otologics, LLC,
                                                                                                              (implantable hearing
                                                                                                              aid) (since 1999);
                                                                                                              Member of
                                                                                                              Community Advisory
                                                                                                              Board, Wells Fargo
                                                                                                              Bank-Denver
------------------------------------------------------------------------------------------------------------------------------------
William Sinclaire          Director/     President (since January 1998), Santa Clara LLC           23         n/a
210 University Blvd.       Trustee       (privately owned agricultural company). President
Suite 800                                (January 1963 to January 1998), Sinclaire Cattle
Denver, CO 80206                         Co. (privately owned agricultural company).

DOB: 1928
------------------------------------------------------------------------------------------------------------------------------------
Albert C. Yates          Director/       President (since 1990), Chancellor and                    23         Member, Board of
210 University Blvd.     Trustee         Professor of Chemistry-Department of                                 Directors, Adolph
Suite 800                                Chemistry, of Colorado State                                         Coors Company
Denver, CO 80206                         University. Formerly Executive Vice                                  (brewing company)
                                         President and Provost (1983 to 1990),                                (since 1998);
DOB: 1941                                Academic Vice President and Provost                                  Member, Board of
                                         (1981 to 1983) and Professor of                                      Directors, Dominion
                                         Chemistry (1981 to 1990) of Washington                               Industrial Capital
                                         State University. Vice President and                                 Bank (1999 to
                                         University Dean for Graduate Studies                                 2000); Member,
                                         and Research and Professor of Chemistry                              Board of Directors,
                                         of the University of Cincinnati (1977                                Centennial Bank of
                                         to 1981).                                                            the West (since
                                                                                                              2001)
------------------------------------------------------------------------------------------------------------------------------------

                       Berger Funds o March 31, 2002 Combined Semi-Annual Report

92

FUND DIRECTORS/TRUSTEES
AND OFFICERS (UNAUDITED)
(CONTINUED)
================================================================================

                           POSITION(S)                                                           NUMBER OF
                           HELD WITH THE                                                         FUNDS IN
                           TRUST, TERM OF                                                        FUND
                           OFFICE AND                                                            COMPLEX
NAME,ADDRESS               LENGTH OF                                                             OVERSEEN BY  OTHER DIRECTORSHIPS
AND AGE                    TIME SERVED     PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS         TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS/TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Jack R. Thompson*          President and   President and a director since May 1999                  23        Audit Committee
210 University Blvd.       Director/       (Executive Vice President from February                            Member of the
Suite 800                  Trustee (since  1999 to May 1999) of Berger Growth Fund                            Public Employees'
Denver, CO 80206           May 1999)       and Berger Large Cap Growth Fund.                                  Retirement
                                           President and a trustee since May 1999                             Association of
DOB: 1949                                  (Executive Vice President from February                            Colorado (pension
                                           1999 to May 1999) of Berger Investment                             plan) (from
                                           Portfolio Trust, Berger Institutional                              November 1997 to
                                           Products Trust, Berger Worldwide Funds                             December 2001).
                                           Trust, Berger Worldwide Portfolios
                                           Trust and Berger Omni Investment
                                           Trust. President and Chief Executive
                                           Officer (since June 1999) (Executive
                                           Vice President from February 1999 to
                                           June 1999) of Berger Financial Group
                                           LLC (formerly Berger LLC). Director,
                                           President and Chief Executive Officer
                                           of Stilwell Management, Inc. (since
                                           September 1999). President and Chief
                                           Executive Officer of Berger/Bay Isle
                                           LLC (since May 1999). Self-employed
                                           as a consultant from July 1995
                                           through February 1999. Director of
                                           Wasatch Advisors (investment
                                           management) from February 1997 to
                                           February 1999.

* Mr. Thompson is considered an interested person of the Trusts or Funds due to his positions held at Berger Financial Group LLC (or its affiliated companies).
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
Jay W. Tracey, CFA*        Executive Vice  Executive Vice President of the Berger                   n/a       n/a
210 University Blvd.       the President   Funds (since August 2000). Executive
Suite 800                  of Funds/       Vice President and Chief Investment
Denver, CO 80206           Trusts (since   Officer of Berger Financial Group LLC
                           Aug. 2000) and  (since June 2000). Portfolio manager of
DOB: 1954                  Portfolio       the Berger Growth Fund (since August
                           Manager (since  2000); team portfolio manager of the
                           June 2000)      Berger Select Fund (since June 2000)
                                           and the Berger Large Cap Growth Fund
                                           (from January 2001 through December
                                           2001). Team portfolio manager (since
                                           December 2001) of the Berger Mid Cap
                                           Growth Fund and team interim portfolio
                                           manager (since December 2001) of the
                                           Berger New Generation Fund. Formerly,
                                           Vice President and portfolio manager at
                                           OppenheimerFunds, Inc. (September 1994 to
                                           May 2000).
------------------------------------------------------------------------------------------------------------------------------------
Paul A. LaRocco,           Vice President  Vice President (since February 2001)                     n/a       n/a
CFA*                       of the Funds/   and portfolio manager (since January
210 University Blvd.       Trusts (since   2001) of the Berger Small Company
Suite 800                  Feb. 2001) and  Growth Fund. Vice President (since
Denver, CO 80206           Portfolio       February 2001) and team portfolio
                           Manager (since  manager (since January 2001) of the
DOB: 1958                  Jan. 2001)      Berger Select Fund. Team portfolio
                                           manager (since December 2001) of the
                                           Berger Mid Cap Growth Fund and interim
                                           team portfolio manager (since December
                                           2001) of the Berger New Generation
                                           Fund. Vice President of Berger
                                           Financial Group LLC (since December
                                           2000). Formerly, portfolio manager with
                                           Montgomery Asset Management (from
                                           January 2000 through December 2000);
                                           senior portfolio manager with Founders
                                           Asset Management (from March 1998
                                           through December 1999); and portfolio
                                           manager with OppenheimerFunds (from
                                           January 1993 through March 1998).

Berger Funds o March 31, 2002 Combined Semi-Annual Report

================================================================================

                         POSITION(S)
                         HELD WITH THE
                         TRUST, TERM OF
                         OFFICE AND
NAME,ADDRESS             LENGTH OF TIME
AND AGE                  SERVED            PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
Steven L. Fossel,        Vice President    Vice President (since August 2000) and portfolio manager (since June 2000) of the Berger
CFA*                     of the Funds/     Balanced Fund. Vice President (since August 2000) and team portfolio manager (since June
210 University Blvd.     Trusts (since     2000) of the Berger Select Fund. Vice President (since February 2001) and portfolio
Suite 800                Aug. 2000) and    manager (since December 2001) of the Berger Large Cap Growth Fund; and team portfolio
Denver, CO 80206         Portfolio         manager (from January 2001 through December 2001) of the Berger Large Cap Growth
                         Manager (since    Fund. Interim portfolio manager (from June 2000 to January 2001) of the Berger Large Cap
DOB: 1968                Jun. 2000)        Growth Fund. Vice President and portfolio manager of Berger Financial Group LLC (since
                                           June 2000); senior equity analyst with Berger Financial Group LLC (from March 1998 to
                                           June 2000). Formerly, analyst and assistant portfolio manager with Salomon Brothers Asset
                                           Management (from August 1992 to February 1998).
------------------------------------------------------------------------------------------------------------------------------------
Janice M. Teague*        Vice President    Vice President (since November 1998) and Assistant Secretary (since February 2000 and
210 University Blvd.     of the Funds/     previously from September 1996 to November 1998) and Secretary (November 1998 to
Suite 800                Trusts (since     February 2000) of the Berger Funds. Vice President (since October 1997), Secretary (since
Denver, CO 80206         November          November 1998) and Assistant Secretary (October 1996 through November 1998) with Berger
                         1998) and         Financial Group LLC. Vice President and Secretary with Berger Distributors LLC (since
DOB: 1954                Assistant         August 1998). Vice President and Secretary of Bay Isle Financial LLC (since January
                         Secretary (since  2002). Formerly, self-employed as a business consultant (from June 1995 through September
                         February 2000)    1996).
------------------------------------------------------------------------------------------------------------------------------------
Andrew J. Iseman*        Vice President    Vice President of the Berger Funds (since March 2001). Vice President (since September
210 University Blvd.     of the Funds/     1999) and Chief Operating Officer (since November 2000) of Berger Financial Group LLC.
Suite 800                Trusts (since     Manager (since September 1999) and Director (June 1999 to September 1999) of Berger
Denver, CO 80206         Mar. 2001)        Distributors LLC. Vice President-Operations (February 1999 to November 2000) of Berger
                                           Financial Group LLC. Associate (November 1998 to February 1999) with DeRemer & Associates
DOB: 1964                                  (a consulting firm). Vice President-Operations (February 1997 to November 1998) and
                                           Director of Research and Development (May 1996 to February 1997) of Berger Financial
                                           Group LLC.
------------------------------------------------------------------------------------------------------------------------------------
Anthony R. Bosch*        Vice President    Vice President of the Berger Funds (since February 2000). Vice President (since June
210 University Blvd.     of the Funds/     1999) and Chief Legal Officer (since August 2000) with Berger Financial Group LLC. Vice
Suite 800                Trusts (since     President and Chief Compliance Officer with Berger Distributors LLC (since September
Denver, CO 80206         Feb. 2000)        2001). Vice President of Bay Isle Financial LLC (since January 2002). Formerly, Assistant
                                           Vice President of Federated Investors, Inc. (December 1996 through May 1999), and
DOB: 1965                                  Attorney with the U.S. Securities and Exchange Commission (June 1990 through December
                                           1996).
------------------------------------------------------------------------------------------------------------------------------------
Brian S. Ferrie*         Vice President    Vice President of the Berger Funds (since November 1998). Vice President (since February
210 University Blvd.     of the Funds/     1997), Treasurer and Chief Financial Officer (since March 2001) and Chief Compliance
Suite 800                Trusts (since     Officer (from August 1994 to March 2001) with Berger Financial Group LLC. Vice President
Denver, CO 80206         Nov. 1998)        (since May 1996), Treasurer and Chief Financial Officer (since March 2001) and Chief
                                           Compliance Officer (from May 1996 to September 2001) with Berger Distributors LLC.
DOB: 1958
------------------------------------------------------------------------------------------------------------------------------------
John A. Paganelli*       Vice President    Vice President (since November 1998),Treasurer (since March 2001) and Assistant Treasurer
210 University Blvd.     (since Nov.       (November 1998 to March 2001) of the Berger Funds. Vice President (since November 1998)
Suite 800                1998) and         and Manager of Accounting (January 1997 through November 1998) with Berger Financial
Denver, CO 80206         Treasurer (since  Group LLC. Formerly, Manager of Accounting (December 1994 through October 1996) and
                         Mar. 2001) of     Senior Accountant (November 1991 through December 1994) with Palmeri Fund Administrators,
DOB: 1967                the Funds/Trusts  Inc.

94

FUND DIRECTORS/TRUSTEES
AND OFFICERS (UNAUDITED)
(CONTINUED)
================================================================================

                         POSITION(S)
                         HELD WITH THE
                         TRUST, TERM OF
                         OFFICE AND
NAME,ADDRESS             LENGTH OF TIME
AND AGE                  SERVED            PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
David C. Price, CPA*     Assistant Vice    Assistant Vice President (since March 2001) of the Berger Funds. Assistant Vice
210 University Blvd.     President of the  President-Compliance (since March 2001) with Berger Financial Group LLC. Formerly,
Suite 800                Funds/Trusts      Senior Auditor (July 1996 through August 1998) and Auditor (August 1993 through June
Denver, CO 80206         (since Mar.       1996) with PricewaterhouseCoopers LLP, a public accounting firm.
                         2001)
DOB: 1969
------------------------------------------------------------------------------------------------------------------------------------
Lance V. Campbell,       Assistant         Assistant Treasurer (since March 2001) of the Berger Funds. Assistant Vice President
CFA, CPA*                Treasurer of the  (since January 2002) and Manager of Investment Accounting (August 1999 through January
210 University Blvd.     Funds/Trusts      2002) with Berger Financial Group LLC. Formerly, Senior Auditor (December 1998 through
Suite 800                (since Mar.       August 1999) and Auditor (August 1997 through December 1998) with PricewaterhouseCoopers
Denver, CO 80206         2001)             LLP, a public accounting firm, and Senior Fund Accountant (January 1996 through July
                                           1997) with INVESCO Funds Group.
DOB: 1972

*Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds/Trusts and/or of the Funds' adviser or sub-adviser.

Berger Funds o March 31, 2002 Combined Semi-Annual Report

                       This page intentionally left blank.

[BERGER FUNDS LOGO]         Shareholders with questions should write to:                        PRESORTED
                            Berger Funds, c/o Berger LLC                                         STANDARD
210 UNIVERSITY BLVD         P.O. Box 5005, Denver, CO 80217                                    U.S. POSTAGE
DENVER, CO 80206            or call 800.551.5849.                                                  PAID
                            Visit our Web site at bergerfunds.com.                              Permit No. 1
                                                                                               Houston, Texas

                                                                                                  COMSAR

March 31, 2002

Berger
International
CORE Fund
Semi-Annual Report

[BERGER FUNDS LOGO]

BERGER FUNDS, BERGER INTERNATIONAL CORE FUND and BERGER MOUNTAIN LOGO are registered trademarks of Berger Financial Group LLC; and other marks referred to herein are the trademarks or registered trade-marks of the respective owners thereof.

                                                                        Contents

TABLE OF CONTENTS
================================================================================

BERGER INTERNATIONAL CORE FUND

Portfolio Manager's Commentary .......................................    4

Statement of Assets and Liabilities ..................................    7

Statement of Operations ..............................................    7

Statements of Changes in Net Assets ..................................    8

Notes to Financial Statements ........................................    9

Financial Highlights .................................................   11

BERGER INTERNATIONAL PORTFOLIO

Schedule of Investments ..............................................   13

Statement of Assets and Liabilities ..................................   17

Statement of Operations ..............................................   18

Statements of Changes in Net Assets ..................................   19

Notes to Financial Statements ........................................   20

Fund Trustees and Officers (Unaudited) ...............................   24

This material must be preceded or accompanied by a prospectus for the Fund, which contains more complete information, including risks, fees and expenses. Please read it carefully before you invest.

Berger Distributors LLC (5/02) www.berger.com

             Berger Funds o March 31, 2002 International CORE Semi-Annual Report

4

                                                    Ticker Symbol         BBICX
Berger International                                Fund Number             660
CORE Fund                                           PORTFOLIO MANAGER COMMENTARY
                                                           BANK OF IRELAND ASSET
                                                          MANAGEMENT (U.S.) LTD.
================================================================================

MARKET CONDITIONS

The appearance of a possible economic recovery in the United States boosted prospects for other economies. Equity markets finished the first quarter 2002 in positive territory. In our opinion, the general upward market momentum has been fueled by a return of support for stocks in the financial, oil and consumer staple sectors, amid a perceived improvement in economic prospects. The telecommunications sector, however, has remained out-of-favor as capital spending plans among heavily indebted operators remain muted, and the widespread launch of next-generation mobile services still appears to be some time off. As earnings forecasts remained unclear, investors appeared to retain a preference for blue-chip global franchises.

Illustrative of the improving economic conditions, business confidence levels have risen to levels that were last seen in the early part of 2001. The German IFO survey has shown improvement in the last five consecutive months despite the fact that the economy contracted in the final quarter of 2001. Similar improvements took place in Italy and France. European consumer confidence levels lagged that of the United States, where the Conference Board survey recorded its highest reading in seven months. Japan remains the exception, however, as it continues to struggle with slack domestic demand, persistent deflation and near-record unemployment levels.

FUND PERFORMANCE

The Berger International CORE Fund (the "Fund") returned 6.30% for the six-month period ended March 31, 2002, compared to a gain of 7.59% for its benchmark, the MSCI EAFE Index(1).

The Fund's strong gains in the fourth quarter 2001 are largely a result of a rebound in its technology, media and telecommunications (TMT) holdings. Telecommunications was the largest negative contributor the following quarter. Overall, the best-performing sectors this period were technology, consumer, oil and financials while healthcare and telecommunications lagged.

Among technology holdings, Canon, Inc. reported positive results, driven by strong sales in its laser printers, copiers and digital cameras. Koninklijke Philips Electronics NV, Europe's largest consumer electronics maker, bounced back solidly, particularly in the fourth quarter, amid optimism regarding its cost-reduction efforts and an anticipated recovery in demand. However, Vodafone Group PLC, the world's largest mobile operator, suffered as a result of poor handset and equipment sales and investor concern that the transition from voice to higher-margin data services will be postponed.

Consumer stocks Diageo PLC and Bayerische Motoren Werke AG posted strong results this period. Diageo, the world's largest distiller, is benefiting from its drive to become a focused-spirits company. Increasing sales and profits boosted BMW this period. The company continues to state that it expects sales volumes and earnings to increase again in 2002. Vivendi Universal SA, the world's second-largest media company, disappointed. A multi-billion dollar write-off due to acquisitions in 2001 and exposure to the telecommunications industry continued to put pressure on the company.


Berger Funds o March 31, 2002 International CORE Semi-Annual Report

                                                        International CORE Fund

================================================================================

The share price of TotalFinaElf SA rose with the increase in crude oil prices from $20 to approximately $25 a barrel at the end of the first quarter. The company also benefited from cost reductions achieved through its acquisition of Petrofina and Elf Aquitaine in 1999.

Fund performance also benefited from Barclays PLC, one of the U.K's largest and better-performing banks, and National Australia Bank Ltd., that nation's largest. Swiss Re, however, had a bad first quarter after reporting its first annual loss in more than a century as a result of claims arising from the September 11 terrorist attacks. ACOM Co. Ltd., one of Japan's largest consumer finance companies, had a difficult six months due to factors attributable to the nation's prolonged economic slump.

In healthcare, GlaxoSmithKline PLC declined on news that three patents on one of its best-selling drugs, Augmentin, had been invalidated by U.S. courts. Aventis SA suffered in the fourth quarter as investors switched out of defensive holdings into more economically sensitive areas in anticipation of the sector's return to growth. We continue to hold both companies.

We added several traditionally defensive companies this period, including Allianz AG, Europe's largest insurance group; BP PLC; beverage manufacturer and marketer Foster's Group Ltd.

OUTLOOK

The slowdown in the U.S. economy had an adverse impact on its global trading partners, so the emergence of the economy from this recent downturn should be a boost to the global economy in general. Nowhere is this more apparent than in Japan, where a rise in exports could prove invaluable in stimulating the economy. Exports account for only about 10% of Japan's economy, however, so it is unlikely this nation can export itself out of trouble. As the global economy gains momentum, central banks are likely to reverse some actions taken last year. But, given the somewhat fragile nature of the recovery, we believe banks will be reluctant to aggressively raise rates. Inflation should be muted as capacity utilization levels provide plenty of slack and continuing weakness in labor markets limits wage pressure.

Despite improved economic and financial conditions, our views on international equity markets have not altered significantly. Market performance this quarter was relatively subdued as earnings and economic prospects caught up with valuation gains made in the fourth quarter 2001. We maintain our preference for quality companies that have produced solid earnings in the past and offer strong earnings visibility going forward. We do not believe there is much value to be found among cyclical stocks, which appear to be fully valued by the market at this time. In particular, we are monitoring market declines for opportunities to build positions in global companies at attractive prices.


Past performance is no guarantee of future results.

(1) The Morgan Stanley Capital International EAFE Index represents major overseas markets. The figures are shown gross of capital gains and dividends. One cannot invest directly in an index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

             Berger Funds o March 31, 2002 International CORE Semi-Annual Report

6

BERGER INTERNATIONAL
CORE FUND
================================================================================

PERFORMANCE OVERVIEW

Berger International CORE Fund - Growth of $250,000

                                    [GRAPH]

                                         3/31/02
Berger International CORE Fund           $542,255

MSCI EAFE Index                          $453,915

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year                          (9.11)%

Five Year                          2.02%

Ten Year                           8.05%

Foreign investing involves special risks, such as currency fluctuations and political and economic uncertainty, which are discussed further in the prospectus. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank.

Past performance is no guarantee of future results. Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund, net of fee waivers. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected.

The financial statements of the Berger International Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with this Fund's financial statements.


Berger Funds o March 31, 2002 International CORE Semi-Annual Report

                                                        International CORE Fund

================================================================================
STATEMENT OF ASSETS AND LIABILITIES

                                                                  March 31, 2002
                                                                     (Unaudited)
--------------------------------------------------------------------------------
Assets
Investment in Berger International Portfolio
  ("Portfolio"), at value                                           $190,410,410
Receivable from fund shares sold                                       3,010,316
--------------------------------------------------------------------------------
    Total Assets                                                     193,420,726
--------------------------------------------------------------------------------
Liabilities
Payable for fund shares redeemed                                         243,270
Accrued administrative services fee                                        6,508
--------------------------------------------------------------------------------
    Total Liabilities                                                    249,778
--------------------------------------------------------------------------------
Net Assets Applicable to Shares Outstanding                         $193,170,948
--------------------------------------------------------------------------------
Components of Net Assets
Capital (par value and paid in surplus)                             $222,883,078
Undistributed net investment income                                       90,294
Undistributed net realized loss on securities
    and foreign currency transactions                               (31,313,435)
Net unrealized appreciation on securities and
    foreign currency transactions                                      1,511,011
--------------------------------------------------------------------------------
                                                                    $193,170,948
--------------------------------------------------------------------------------
Shares Outstanding (Unlimited Shares Authorized,
  Par Value $0.01)                                                    18,663,616
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                  $10.35
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                Six Months Ended
                                                                  March 31, 2002
                                                                     (Unaudited)
--------------------------------------------------------------------------------
Net Investment Income Allocated from Portfolio
   Dividends (net of foreign tax withholding of $130,330)           $  1,044,112
   Interest                                                               27,112
   Securities lending income                                              80,214
   Portfolio expenses (net of earnings and brokerage
     credits totaling $7,406)                                          (951,694)
--------------------------------------------------------------------------------
     Net Investment Income Allocated from Portfolio                      199,744
--------------------------------------------------------------------------------
Fund Expenses
   Administrative services fee                                            70,130
--------------------------------------------------------------------------------
   Total Fund Expenses                                                    70,130
--------------------------------------------------------------------------------
     Net Investment Income                                               129,614
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities and
   Foreign Currency Transactions Allocated from Portfolio
Net realized loss on securities and foreign
   currency transactions                                            (14,308,351)
Net change in unrealized appreciation on securities and
    foreign currency transactions                                     27,289,017
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities and
    Foreign Currency Transactions Allocated from Portfolio            12,980,666
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 $13,110,280
--------------------------------------------------------------------------------

See notes to financial statements.

             Berger Funds o March 31, 2002 International CORE Semi-Annual Report

8

BERGER INTERNATIONAL
CORE FUND
================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                         Six Months Ended          Year Ended
                                                           March 31, 2002       September 30,
                                                              (Unaudited)                2001
---------------------------------------------------------------------------------------------
From Operations
Net investment income                                    $      129,614      $     4,801,738
Net realized loss on securities and foreign
    currency transactions allocated from Portfolio          (14,308,351)         (14,945,045)
Net change in unrealized appreciation (depreciation)
    on securities and foreign currency transactions
    allocated from Portfolio                                 27,289,017          (65,183,663)
---------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
    Resulting from Operations                                13,110,280          (75,326,970)
---------------------------------------------------------------------------------------------
From Dividends and Distributions to Shareholders
Dividends from net investment income                         (4,738,708)                  --
Distributions from net realized gains on securities
    and foreign currency transactions                                --          (17,442,943)
---------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
    Distributions to Shareholders                            (4,738,708)         (17,442,943)
---------------------------------------------------------------------------------------------
From Fund Share Transactions
Proceeds from shares sold                                    62,137,548          270,548,030
Net asset value of shares issued in reinvestment of
    dividends and distributions                               3,465,319           16,323,495
Payments for shares redeemed                                (84,279,866)        (251,414,419)
---------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived
    From Fund Share Transactions                            (18,676,999)          35,457,106
---------------------------------------------------------------------------------------------
Net Decrease in Net Assets                                  (10,305,427)         (57,312,807)
Net Assets
Beginning of period                                         203,476,375          260,789,182
---------------------------------------------------------------------------------------------
End of period                                           $   193,170,948      $   203,476,375
---------------------------------------------------------------------------------------------
Undistributed net investment income                     $        90,294      $     4,699,388
---------------------------------------------------------------------------------------------
Transactions in Fund Shares
Shares sold                                                   6,092,143           21,054,906
Shares issued to shareholders in reinvestment of
    dividends and distributions                                 341,411            1,230,105
Shares redeemed                                              (8,182,133)         (19,476,129)
---------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                            (1,748,579)           2,808,882
Shares outstanding, beginning of period                      20,412,195           17,603,313
---------------------------------------------------------------------------------------------
Shares outstanding, end of period                            18,663,616           20,412,195
---------------------------------------------------------------------------------------------

See notes to financial statements.

Berger Funds o March 31, 2002 International CORE Semi-Annual Report

                                                        International CORE Fund

NOTES TO FINANCIAL
STATEMENTS
March 31, 2002 (Unaudited)
================================================================================
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Berger International CORE Fund (the "Fund") is a series of the Berger Worldwide Funds Trust (the "Trust"), a Delaware business trust, organized on May 31, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Currently, the Fund, Berger International Fund and International Equity Fund are the only series established under the Trust, although others may be added in the future.

The Fund invests all of its investable assets in the Berger International Portfolio (the "Portfolio"), a series of Berger Worldwide Portfolios Trust. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (91% at March 31, 2002). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund. Since all of the Fund's assets are invested in the Portfolio, the performance of the Fund will be primarily derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENT VALUATION

Since the Fund will invest all of its investable assets in the Portfolio, the value of the Fund's invested assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which accompany the Fund's financial statements.

CALCULATION OF NET ASSET VALUE

The per share calculation of net asset value is determined by dividing the total value of the Fund's assets, less liabilities, by the total number of shares outstanding.

INCOME AND EXPENSES

As an investor in the Portfolio, the Fund is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses of the Portfolio. Income, realized and unrealized gain or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of the Fund relative to the other investors in the Portfolio. Expenses directly attributable to the Fund are charged against the operations of the Fund.

FEDERAL INCOME TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund's intention is to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders. Therefore, no income tax provision is required. The Fund may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

             Berger Funds o March 31, 2002 International CORE Semi-Annual Report

10

NOTES TO FINANCIAL
STATEMENTS
March 31, 2002 (Unaudited)
================================================================================

FEDERAL INCOME TAX STATUS

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders was as follows:

        Ordinary             Long-term
          Income         Capital Gains
--------------------------------------
      $4,738,708                    --
--------------------------------------

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments of net operating losses and foreign currency transactions. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

At March 31, 2002, the Fund had capital loss carryovers in the amount of $38,111, expiring on September 30, 2009, which may be used to offset future realized gains for federal income tax purposes.

During the year ended September 30, 2001, the Fund incurred and elected to defer post-October 31 net capital and/or currency losses of $13,949,997 to the year ended September 30, 2002.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  AGREEMENTS

Under an administrative services agreement with the Fund, Berger Financial Group LLC ("Berger", formerly Berger LLC) serves as the administrator of the Fund. Pursuant to such agreement, the Fund pays Berger a fee at an annual rate equal to the lesser of 0.10% of its average daily net assets or Berger's annual cost to provide or procure such services plus 0.01% of the Fund's average daily net assets. Under the agreement, Berger is responsible, at its own expense, for providing or procuring all administrative services reasonably necessary for the operation of the Fund.

State Street Bank and Trust Company ("State Street") has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the net asset value of the Fund, and to perform certain accounting and recordkeeping functions. The cost of such services are covered under the administrative services agreement with Berger, as mentioned above.

Certain officers and trustees of the Trust are also officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services. Such fees, which are allocated among the entire Berger Funds complex, are allocated directly to the Portfolio and, therefore, indirectly to the Fund.

Berger Funds o March 31, 2002 International CORE Semi-Annual Report

                                                        International CORE Fund

FINANCIAL HIGHLIGHTS
================================================================================
BERGER INTERNATIONAL CORE FUND
For a Share Outstanding Throughout the Period

                                                                                                                      Period from
                                    Six Months Ended                                                          October 11, 1996(1)
                                      March 31, 2002                       Years Ended September 30,             to September 30,
                                         (Unaudited)           2001         2000         1999           1998               1997
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period                     $   9.97        $  14.81     $  13.46     $  10.60       $  11.67           $  10.00
---------------------------------------------------------------------------------------------------------------------------------
From investment operations
  Net investment income (loss)                 0.01            0.22         0.09        (0.12)          0.43             0.08
  Net realized and unrealized
   gains (losses) on securities and
   foreign currency transactions
   allocated from Portfolio                    0.61           (4.15)        1.31         3.32          (1.34)            1.59
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               0.62           (3.93)        1.40         3.20          (0.91)            1.67
---------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (from net
   investment income)                         (0.24)          --           (0.05)       (0.34)         (0.08)              --
  Distributions
   (from capital gains)                       --              (0.91)       --           --             (0.08)              --
---------------------------------------------------------------------------------------------------------------------------------
  Total dividends and distributions           (0.24)          (0.91)       (0.05)       (0.34)         (0.16)              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $  10.35        $   9.97     $  14.81     $  13.46       $  10.60         $  11.67
---------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                6.30%         (28.07)%      10.40%       30.45%         (7.79)%          16.70%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
  Net assets, end of period
   (in thousands)                          $193,171        $203,476     $260,789     $231,985       $153,918         $ 97,177
  Net expense ratio to
   average net assets(4,5)                     1.05%(2)        0.99%        1.01%        1.06%          1.08%            1.10%(2)
  Ratio of net investment
   income to average net assets                0.13%(2)        1.98%        0.69%        0.69%          3.44%            1.62%(2)
  Gross expense ratio to average
   net assets(5)                               1.05%(2)        0.99%        1.01%        1.06%          1.12%            1.20%(2)
  Portfolio turnover rate(3,6)                   15%             41%          31%          16%            17%              17%

1.   Commencement of investment operations.

2.   Annualized.

3.   Not annualized.

4. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.

5. Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

6. Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

See notes to financial statements.

             Berger Funds o March 31, 2002 International CORE Semi-Annual Report

12

================================================================================


                                     Berger
                             International Portfolio

                               Semi-Annual Report
                                 March 31, 2002


           The following pages should be read in conjunction with the
                         Berger International CORE Fund
                               Semi-Annual Report.

Berger Funds o March 31, 2002 International CORE Semi-Annual Report

                                                         International Portfolio

BERGER
INTERNATIONAL PORTFOLIO
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                            March 31, 2002
--------------------------------------------------------------------------------------------------------------------------
Country/Shares  Company                       Industry                                                               Value
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.31%)
Australia (3.47%)
  235,614     Brambles Industries Ltd.        Transport                                                        $ 1,194,487
  425,658     Foster's Group Ltd.             Restaurants/Pubs/Breweries                                         1,051,716
  103,560     National Australia Bank Ltd.    Banks                                                              1,888,398
  195,188     News Corp. Ltd.                 Media & Photography                                                1,366,607
  228,470     Westpac Banking Corp. Ltd.      Banks                                                              1,903,219
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,404,427
--------------------------------------------------------------------------------------------------------------------------

Finland (0.66%)
   66,985     Nokia Oyj                       Information Technology Hardware                                    1,412,944
--------------------------------------------------------------------------------------------------------------------------
France (10.57%)
  103,065     Alcatel Alsthom                 Information Technology Hardware                                    1,467,872
   87,696     Aventis SA                      Pharmaceuticals                                                    6,046,426
  156,612     AXA                             Insurance                                                          3,527,079
   20,530     Lafarge SA                      Construction & Building Materials                                  1,831,920
   45,408     TotalFinaElf SA - Class B       Oil & Gas                                                          6,996,799
   68,065     Vivendi Universal SA            Diversified Industrials                                            2,641,543
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                22,511,639
--------------------------------------------------------------------------------------------------------------------------

Germany (6.28%)
    8,717     Allianz AG - Reg.               Insurance                                                          2,071,684
   87,190     Bayer AG                        Chemicals - Commodity                                              2,948,842
    8,682     Bayerische Hypo-
              Und Vereinsbank AG              Banks                                                                317,441
   88,410     Bayerische Motoren
              Werke AG                        Automobiles                                                        3,511,928
   89,108     E.On AG                         Diversified Industrials                                            4,526,383
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,376,278
--------------------------------------------------------------------------------------------------------------------------

Hong Kong (2.57%)
  254,000     Cheung Kong (Holdings) Ltd.     Real Estate                                                        2,271,419
7,912,000     Petrochina Co. Ltd.             Oil & Gas                                                          1,623,026
 208,000      Sun Hung Kai Properties Ltd.    Real Estate                                                        1,580,051
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,474,496
--------------------------------------------------------------------------------------------------------------------------

Italy (3.76%)

  275,332     ENI S.p.A.                      Oil & Gas                                                          4,026,797
  484,802     Telecom Italia S.p.A.           Telecommunications Services                                        3,984,099
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,010,896
--------------------------------------------------------------------------------------------------------------------------

Japan (14.28%)
   19,900     ACOM Co. Ltd.+                  Specialty & Other Finance                                          1,203,287
  164,000     Canon, Inc.+                    Electronic & Electrical Equipment                                  6,083,462
--------------------------------------------------------------------------------------------------------------------------


            Berger Funds o March 31, 2002 International CORE Semi-Annual Report

14

BERGER
INTERNATIONAL PORTFOLIO
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                            March 31, 2002
--------------------------------------------------------------------------------------------------------------------------
Country/Shares  Company                       Industry                                                               Value
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.31%) - CONTINUED
Japan (14.28%) - continued
   72,000     Fuji Photo Film Co. Ltd.        Media & Photography                                             $  2,263,656
  356,000     Hitachi Ltd.                    Information Technology Hardware                                    2,600,852
   62,900     Honda Motor Co. Ltd.            Automobiles                                                        2,641,482
   27,000     Hoya Corp.                      Electronic & Electrical Equipment                                  1,887,058
    2,600     Murata Manufacturing
              Co. Ltd.                        Information Technology Hardware                                      166,623
  170,000     NEC Corp.                       Information Technology Hardware                                    1,415,011
   16,800     Nintendo Co. Ltd.               Entertainment/Leisure/Toys                                         2,469,936
      895     NTT DoCoMo, Inc.+               Telecommunications Services                                        2,423,825
    8,600     Rohm Co. Ltd.                   Information Technology Hardware                                    1,290,308
   13,300     SMC Corp.                       Engineering & Machinery                                            1,569,307
   33,400     Sony Corp.                      Household Goods & Textiles                                         1,735,032
   66,000     Takeda Chemical
              Industries Ltd.                 Pharmaceuticals                                                    2,672,145
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                30,421,984
--------------------------------------------------------------------------------------------------------------------------

Netherlands (13.21%)
  203,140     ABN Amro Holdings NV            Banks                                                              3,849,884
  138,387     Elsevier NV                     Media & Photography                                                1,850,462
   45,577     Fortis NV                       Banks                                                              1,012,162
   34,442     Heineken NV                     Beverages                                                          1,400,229
  292,504     ING Groep NV                    Banks                                                              7,944,749
  188,730     Koninklijke Ahold NV            Food & Drug Retailers                                              4,942,111
  161,761     Koninklijke Philips
              Electronics NV                  Household Goods & Textiles                                         4,924,512
   60,590     TPG NV                          Support Services                                                   1,256,952
   30,560     VNU NV                          Media & Photography                                                  968,386
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                28,149,447
--------------------------------------------------------------------------------------------------------------------------

Portugal (0.28%)
  285,570     Electricidade de Portugal SA    Electricity                                                          594,161
--------------------------------------------------------------------------------------------------------------------------

Singapore (0.35%)
   56,000     Singapore Press Holdings Ltd.   Media & Photography                                                  747,092
--------------------------------------------------------------------------------------------------------------------------

South Korea (0.86%)

   32,702     Pohang Iron & Steel Co. -
              Spon. ADR                       Steel & Other Materials                                              855,157
    7,142     Samsung Electronics Co. Ltd.    Electronic & Electrical Equipment                                    978,454
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,833,611
--------------------------------------------------------------------------------------------------------------------------

Berger Funds o March 31, 2002 International CORE Semi-Annual Report

                                                         International Portfolio

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                            March 31, 2002
--------------------------------------------------------------------------------------------------------------------------
Country/Shares  Company                       Industry                                                               Value
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.31%) - CONTINUED
Spain (3.00%)
  434,872     Banco Santander Central
              Hispano SA                      Banks                                                           $  3,634,347
 245,964      Telefonica SA *                 Telecommunications Services                                        2,751,491
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,385,838
--------------------------------------------------------------------------------------------------------------------------

Sweden (0.46%)
  230,540     Telefonaktiebolaget LM
              Ericsson - Class B              Information Technology Hardware                                      973,549
--------------------------------------------------------------------------------------------------------------------------

Switzerland (11.69%)
   32,305     Nestle SA Reg.                  Food Producers & Processors                                        7,172,496
   96,924     Novartis AG Reg.                Pharmaceuticals                                                    3,806,187
   44,032     Roche Holding                   Pharmaceuticals                                                    3,417,741
   61,637     Swiss Re Reg.                   Insurance                                                          5,662,408
   98,571     UBS AG Reg.                     Banks                                                              4,845,164
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                24,903,996
--------------------------------------------------------------------------------------------------------------------------

United Kingdom (27.87%)
   83,990     3i Group PLC                    Investment Co.                                                       941,266
   42,855     Astrazeneca PLC                 Pharmaceuticals                                                    2,127,960
  197,825     Barclays PLC                    Banks                                                              6,112,952
   59,987     Boots Co. PLC                   Retail Trade                                                         574,460
  307,355     BP PLC                          Oil & Gas                                                          2,735,460
   47,795     British American
              Tobacco PLC                     Tobacco                                                              459,406
  295,233     Cadbury Schweppes PLC           Food Producers & Processors                                        2,037,947
  334,098     Compass Group PLC               Restaurants/Pubs/Breweries                                         2,236,052
  394,746     Diageo PLC                      Beverages                                                          5,160,247
  279,439     GlaxoSmithKline PLC             Pharmaceuticals                                                    6,581,617
  338,573     Hilton Group PLC                Leisure, Entertainment, & Hotels                                   1,201,704
  182,370     HSBC Holdings PLC               Commercial Banks & Other Banks                                     2,108,723
  580,365     Lloyds TSB Group PLC            Banks                                                              5,958,632
  311,815     Prudential Corp. PLC            Life Assurance                                                     3,143,695
  158,150     Reuters Group PLC               Media & Photography                                                1,219,489
   59,000     RMC Group PLC                   Construction & Building Materials                                    560,387
  730,200     Shell Transport And
              Trading Co. PLC                 Oil & Gas                                                          5,438,181
   60,216     Smiths Group PLC                Aerospace & Defense                                                  695,413
  441,448     Tesco PLC                       Food & Drug Retailers                                              1,514,979
  144,600     TI Automotive Ltd. -
              Ordinary A Shares*@o            Automobile Components                                                     --
  371,646     Unilever PLC                    Food Producers & Processors                                        2,974,239
2,142,045     Vodafone Group PLC              Telecommunications Services                                        3,957,729


            Berger Funds o March 31, 2002 International CORE Semi-Annual Report

16

BERGER
INTERNATIONAL PORTFOLIO
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                            March 31, 2002
--------------------------------------------------------------------------------------------------------------------------
Country/Shares/
Par Value       Company                       Industry                                                               Value
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.31%) - CONTINUED
United Kingdom (27.87%) - continued
  143,050     WPP Group PLC                   Media & Photography                                             $  1,633,700
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                59,374,238
--------------------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost $203,604,911)                                                                         211,574,596
--------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT (0.26%)
 $565,000     State Street Repurchase Agreement, 1.73% dated March 28, 2002, to be repurchased at $565,109 on April 1, 2002, collateralized by
              FFCB Agency Note, 3.01% - September 26, 2003 with a value of
              $577,100                                                                                             565,000
--------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement (Cost $565,000)                                                                         565,000
--------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost $204,169,911) (99.57%)                                                                 212,139,596
Total Other Assets, Less Liabilities (0.43%)                                                                       911,240
--------------------------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                                          $213,050,836
--------------------------------------------------------------------------------------------------------------------------

Outstanding Forward Foreign Currency Contracts

                                                                                                                Unrealized
                                     Contract               Maturity                     Value on            Appreciation/
          Currency                     Amount                   Date               March 31, 2002           (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
Sell  Japanese Yen              $  47,632,000                4/15/02                  $  359,428                 $ (4,495)
Sell  Japanese Yen                109,973,000                4/15/02                     829,848                      936
Sell  Japanese Yen                277,869,000                4/22/02                   2,097,477                    2,818
Sell  Japanese Yen                259,945,000                5/13/02                   1,964,484                   56,908
Sell  Japanese Yen                203,388,000                 6/3/02                   1,538,915                   (20,754)
Sell  Japanese Yen                316,658,000                6/28/02                   2,399,079                    (7,853)
----------------------------------------------------------------------------------------------------------------------------
                                                                                      $9,189,231                 $  27,560
----------------------------------------------------------------------------------------------------------------------------

* Non-income producing security.

@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Portfolio's trustees.

+ - Security is designated as collateral for forward foreign currency contracts.

ADR - American Depositary Receipt.

FFCB - Federal Farm Credit Bank.

PLC - Public Limited Company.

o Schedule of Restricted Securities and/or Illiquid Securities

                                                                  Fair Value
                                Date                  Fair           as a %
                            Acquired       Cost       Value      of Net Assets
------------------------------------------------------------------------------
TI Automotive Ltd. -
A Shares
  Common Stock             6/30/2001         $0          $0        0.00%

See notes to financial statements.

Berger Funds o March 31, 2002 International CORE Semi-Annual Report

                                                         International Portfolio

================================================================================
STATEMENT OF ASSETS AND LIABILITIES

                                                              March 31, 2002
                                                                 (Unaudited)
-----------------------------------------------------------------------------
Assets
Investments, at cost                                          $204,169,911
-----------------------------------------------------------------------------
Investments, at value                                         $212,139,596(1)
Cash                                                                 1,310
Foreign cash (cost $70,627)                                         70,665
Receivables
   Investment securities sold                                    1,046,184
   Contributions                                                 3,324,594
   Dividends                                                     1,048,614
   Interest                                                            109
Other investments (Note 3)                                      50,348,297
Net unrealized appreciation on forward currency contracts           27,560
-----------------------------------------------------------------------------
   Total Assets                                                268,006,929
-----------------------------------------------------------------------------
Liabilities
Payables
   Investment securities purchased                                 186,116
   Fund shares redeemed                                          4,212,948
   Interest                                                          1,454
   Securities loaned                                            50,348,297
Accrued investment advisory fees                                   155,541
Accrued custodian and accounting fees                               23,677
Accrued audit fees                                                  28,060
-----------------------------------------------------------------------------
   Total Liabilities                                            54,956,093
-----------------------------------------------------------------------------
Net Assets                                                    $213,050,836
-----------------------------------------------------------------------------

(1) Includes securities on loan with a value totaling $47,897,823.

See notes to financial statements.

            Berger Funds o March 31, 2002 International CORE Semi-Annual Report

18

BERGER
INTERNATIONAL PORTFOLIO
================================================================================
STATEMENT OF OPERATIONS

                                                                                           Six Months Ended
                                                                                  March 31, 2002 (Unaudited)
------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends (net of foreign taxes withheld)                                                   $  1,180,141
   Interest                                                                                          31,244
   Securities lending income                                                                         90,702
------------------------------------------------------------------------------------------------------------
   Total Income                                                                                   1,302,087
------------------------------------------------------------------------------------------------------------
Expenses
   Investment advisory fees                                                                         978,048
   Accounting fees                                                                                   29,582
   Custodian fees                                                                                    38,309
   Audit fees                                                                                        18,702
   Legal fees                                                                                         1,999
   Trustees' fees and expenses                                                                        9,554
   Interest expense                                                                                  12,084
   Other expenses                                                                                       547
------------------------------------------------------------------------------------------------------------
   Gross Expenses                                                                                 1,088,825
   Less fees paid indirectly                                                                         (7,336)
   Less earnings credits                                                                               (985)
------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                                   1,080,504
------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                                            221,583
------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities and
   Foreign Currency Transactions
Net realized loss on securities and foreign currency transactions                               (16,235,309)
Net change in unrealized appreciation on securities and foreign currency transactions            32,285,531
------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities and Foreign Currency Transactions                 16,050,222
------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                           $ 16,271,805
------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                         $    146,430
============================================================================================================

See notes to financial statements.

Berger Funds o March 31, 2002 International CORE Semi-Annual Report

                                                         International Portfolio

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     Six Months Ended           Year Ended
                                                                       March 31, 2002        September 30,
                                                                          (Unaudited)                 2001
----------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                  $      221,583        $   5,872,111
Net realized loss on securities and
   foreign currency transactions                                          (16,235,309)         (17,430,588)
Net change in unrealized appreciation (depreciation)
   on securities and foreign currency transactions                         32,285,531          (72,926,505)
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
   from Operations                                                         16,271,805          (84,484,982)
----------------------------------------------------------------------------------------------------------
From Transactions in Investors' Beneficial Interest
Contributions                                                             190,252,547          753,515,376
Withdrawals                                                              (229,625,691)        (744,646,177)
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
   Investors' Beneficial Interest Transactions                            (39,373,144)           8,869,199
----------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets                                                (23,101,339)         (75,615,783)
Net Assets
Beginning of period                                                       236,152,175          311,767,958
----------------------------------------------------------------------------------------------------------
End of period                                                           $ 213,050,836        $ 236,152,175
----------------------------------------------------------------------------------------------------------

                                                                                               Period from
                                Period Ended                                           October 11, 1996(1)
                              March 31, 2002                Years Ended September 30,     to September 30,
                                 (Unaudited)       2001       2000       1999       1998              1997
----------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net assets, end of period
   (in thousands)                 $213,051       $236,152   $311,768   $265,211   $177,596    $122,217
Net expense ratio to
   average net assets(3)              1.02%(2)       0.95%      0.97%      1.00%      1.00%       0.89%(2)
Ratio of net investment
   income to average
   net assets                         0.21%(2)       2.04%      0.73%      0.75%      3.45%       1.63%(2)
Gross expense ratio to
   average net assets                 1.02%(2)       0.95%      0.97%      1.01%      1.04%       1.10%(2)
Portfolio turnover rate(4)              15%            41%        31%        16%        17%         17%

1.  Commencement of investment operations.
2.  Annualized.
3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.
4.  Not annualized.

See notes to financial statements.

            Berger Funds o March 31, 2002 International CORE Semi-Annual Report

20

NOTES TO FINANCIAL
STATEMENTS
March 31, 2002 (Unaudited)
================================================================================

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is the only series established under the Berger Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. Currently there are three investors in the Portfolio: the Berger International Fund, the International Equity Fund and the Berger International CORE Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

FEDERAL INCOME TAXES

The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

Berger Funds o March 31, 2002 International CORE Semi-Annual Report

                                                         International Portfolio

================================================================================

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium (see "Change in Accounting Principle" note). Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

CHANGE IN ACCOUNTING PRINCIPLE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and is effective for fiscal years beginning after December 15, 2000. Effective October 1, 2001, the Portfolio adopted the provisions of the Guide and, as a result, amortizes discount and premium on debt securities. Prior to October 1, 2001, the Portfolio did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Portfolio. Additionally, the effect of this change had no material impact on the Portfolio's components of net assets or on its changes in net assets from operations for the period ended March 31, 2002.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  AGREEMENTS

Berger Financial Group LLC ("Berger", formerly Berger LLC) serves as investment advisor to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to Berger according to the following schedule:

Average Daily Net Assets                                            Annual Rate
-------------------------------------------------------------------------------
First $500 million                                                         .85%
Next $500 million                                                          .80%
Over $1 billion                                                            .75%
-------------------------------------------------------------------------------

The investment advisory fee is accrued daily and paid monthly. Berger has delegated the day-to-day investment management of the Portfolio to Bank of Ireland Asset Management (U.S.) Limited ("BIAM"). Berger pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio. Berger is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio.

The Portfolio has entered into custody, recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreements provide for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other funds in the Berger Funds complex. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by State Street as custodian.

Certain officers and trustees of the Trust are also officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among all of the funds in the Berger Funds complex. The Portfolio's portion of the trustees' fees and expenses for the year ended March 31, 2002, totaled $9,554.

            Berger Funds o March 31, 2002 International CORE Semi-Annual Report

22

NOTES TO FINANCIAL
STATEMENTS
March 31, 2002 (Unaudited)
================================================================================

The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds managed by Berger until distribution in accordance with the Plan.

3.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) during the period ended March 31, 2002 were as follows:

                      Purchases                      Sales
----------------------------------------------------------
                    $33,111,704                $60,117,476
----------------------------------------------------------

There were no purchases or sales of long-term U.S. government securities during the year ended March 31, 2002.


UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES

At March 31, 2002, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held were as follows:

                                Gross                Gross
Federal                    Unrealized            Unrealized                  Net
Tax Cost                 Appreciation          Depreciation         Appreciation
--------------------------------------------------------------------------------
$205,506,837             $ 35,562,472         $(28,711,171)           $6,851,301
--------------------------------------------------------------------------------

FORWARD CURRENCY CONTRACTS

The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized and unrealized gains or losses on these securities are included in Net Realized and Unrealized Gain
(Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

SECURITIES LENDING

Under an agreement with State Street, the Portfolio has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Portfolio and State Street as lending agent.


Berger Funds o March 31, 2002 International CORE Semi-Annual Report

                                                         International Portfolio

================================================================================

REPURCHASE AGREEMENTS

Repurchase agreements held by the Portfolio are fully collateralized by U.S. government and government agency securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Portfolio may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value of securities.

4.  LINE OF CREDIT

The Portfolio, along with certain other funds managed by Berger, is party to an ongoing agreement with State Street that allows these funds and the Portfolio, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee by the participating Berger Funds based on the average daily unused portion of the line of credit. At March 31, 2002, the Portfolio had no borrowings outstanding on the line of credit.


            Berger Funds o March 31, 2002 International CORE Semi-Annual Report

24

FUND TRUSTEES AND OFFICERS
(UNAUDITED)
================================================================================

The Fund is supervised by a board of trustees who are responsible for major decisions about the Funds' poli-cies and overall Fund oversight.The Fund's board hires the companies that run day-to-day Fund operations, such as the investment adviser, administrator, transfer agent and custodian. The following table provides information about each of the trustees and officers of the Trust.

                         POSITION(S)
                         HELD WITH                                                  NUMBER
                         THE TRUST,                                                 OF FUNDS
                         TERM OF                                                    IN FUND
                         OFFICE AND                                                 COMPLEX        OTHER
                         LENGTH OF                                                  OVERSEEN       DIRECTORSHIPS
NAME,ADDRESS             TIME             PRINCIPAL OCCUPATIONS DURING              BY             HELD BY
AND AGE                  SERVED           THE PAST 5 YEARS                          TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
Michael Owen             Chairman         Dean of Zayed University (since              23        n/a
210 University Blvd.     of the           September 2000). Formerly
Suite 800                Board            self-employed as a financial and
Denver,CO 80206                           management consultant, and in
                                          real estate development (from
DOB:1937                                  June 1999 to September 2000).
                                          Dean (from 1993 to June
                                          1999), and a member of the
                                          Finance faculty (from 1989 to
                                          1993), of the College of
                                          Business, Montana State
                                          University. Formerly, Chairman
                                          and Chief Executive Officer of
                                          Royal Gold, Inc.(mining) (1976
                                          to 1989).
----------------------------------------------------------------------------------------------------------------
Dennis E.Baldwin         Trustee          President, Baldwin Financial                 23        n/a
210 University Blvd.                      Counseling (since July 1991).
Suite 800                                 Formerly, Vice President and
Denver,CO 80206                           Denver Office Manager of
                                          Merrill Lynch Capital Markets
DOB:1928                                  (1978 to 1990).
----------------------------------------------------------------------------------------------------------------
Katherine A.             Vice Chair       Managing Principal (since                    23        n/a
Cattanach, CFA           of the           September 1987), Sovereign
210 University Blvd.     Board            Financial Services, Inc.
Suite 800                                 (investment consulting firm).
Denver, CO 80206                          Executive Vice President (1981
                                          to 1988), Captiva Corporation,
DOB:1945                                  Denver, Colorado (private
                                          investment management firm). Ph.D.
                                          in Finance (Arizona State
                                          University).


Berger Funds o March 31, 2002 International CORE Semi-Annual Report

                                                        International CORE Fund

================================================================================

                         POSITION(S)
                         HELD WITH                                                  NUMBER
                         THE TRUST,                                                 OF FUNDS
                         TERM OF                                                    IN FUND
                         OFFICE AND                                                 COMPLEX        OTHER
                         LENGTH OF                                                  OVERSEEN       DIRECTORSHIPS
NAME,ADDRESS             TIME             PRINCIPAL OCCUPATIONS DURING              BY             HELD BY
AND AGE                  SERVED           THE PAST 5 YEARS                          TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
Paul R. Knapp            Trustee          Executive Officer of DST                     23        Director and
210 University Blvd.                      Systems, Inc.("DST"), a publicly                       Vice President
Suite 800                                 traded information and transaction                     (February
Denver, CO 80206                          processing company, which                              1998 to
                                          acts as the Funds' transfer agent                      November
DOB: 1945                                 (since October 2000). DST is                           2000) of West
                                          33% owned by Stilwell                                  Side
                                          Management Inc., which owns                            Investments,
                                          approximately 89.5% of Berger                          Inc.
                                          Financial Group LLC. Mr. Knapp                         (investments), a
                                          owns common shares and                                 wholly owned
                                          options convertible into common                        subsidiary of
                                          shares of DST Systems which, in                        DST Systems,
                                          the aggregate and assuming                             Inc.
                                          exercise of the options, would
                                          result in his owning less than 1/2
                                          of 1% of DST System's common
                                          shares. Mr. Knapp is also
                                          President of Vermont Western
                                          Assurance, Inc., a wholly owned
                                          subsidiary of DST Systems
                                          (since December 2000).
                                          President, Chief Executive
                                          Officer and a director
                                          (September 1997 to October
                                          2000) of DST Catalyst,Inc.,an
                                          international financial markets
                                          consulting, software and computer
                                          services company, (now
                                          DST International, a subsidiary
                                          of DST). Previously (1991 to
                                          October 2000), Chairman,
                                          President, Chief Executive
                                          Officer and a director of
                                          Catalyst Institute (international
                                          public policy research
                                          organization focused primarily on
                                          financial markets and institutions);
                                          also (1991 to September
                                          1997), Chairman, President,
                                          Chief Executive Officer and a
                                          director of Catalyst Consulting
                                          (international financial institutions
                                          business consulting firm).

            Berger Funds o March 31, 2002 International CORE Semi-Annual Report

26

FUND TRUSTEES AND OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

                         POSITION(S)
                         HELD WITH                                                  NUMBER
                         THE TRUST,                                                 OF FUNDS
                         TERM OF                                                    IN FUND
                         OFFICE AND                                                 COMPLEX        OTHER
                         LENGTH OF                                                  OVERSEEN       DIRECTORSHIPS
NAME,ADDRESS             TIME             PRINCIPAL OCCUPATIONS DURING              BY             HELD BY
AND AGE                  SERVED           THE PAST 5 YEARS                          TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
Harry T. Lewis,Jr.       Trustee          Lewis Investments (since June                23        Director, J.D.
210 University Blvd.                      1988) (self-employed private                           Edwards &
Suite 800                                 investor). Formerly, Senior Vice                       Co. (1995 to
Denver, CO 80206                          President, Rocky Mountain                              March 2002);
                                          Region, of Dain Bosworth                               Director,
DOB: 1933                                 Incorporated and member of                             National Fuel
                                          that firm Management                                   Corporation
                                          Committee (1981 to 1988).                              (oil & gas
                                                                                                 production);
                                                                                                 Advisory
                                                                                                 Director,
                                                                                                 Otologics, LLC,
                                                                                                 (implantable
                                                                                                 hearing aid)
                                                                                                 (since 1999);
                                                                                                 Member of
                                                                                                 Community
                                                                                                 Advisory
                                                                                                 Board, Wells
                                                                                                 Fargo Bank-
                                                                                                 Denver
----------------------------------------------------------------------------------------------------------------
William Sinclaire        Trustee          President (since January 1998),              23        n/a
210 University Blvd.                      Santa Clara LLC (privately
Suite 800                                 owned agricultural company).
Denver, CO 80206                          President (January 1963 to
                                          January 1998), Sinclaire Cattle
DOB: 1928                                 Co. (privately owned agricultural
                                          company).

Berger Funds o March 31, 2002 International CORE Semi-Annual Report

                                                        International CORE Fund

================================================================================

                         POSITION(S)
                         HELD WITH                                                  NUMBER
                         THE TRUST,                                                 OF FUNDS
                         TERM OF                                                    IN FUND
                         OFFICE AND                                                 COMPLEX        OTHER
                         LENGTH OF                                                  OVERSEEN       DIRECTORSHIPS
NAME,ADDRESS             TIME             PRINCIPAL OCCUPATIONS DURING              BY             HELD BY
AND AGE                  SERVED           THE PAST 5 YEARS                          TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
Albert C. Yates          Trustee          President (since 1990),                      23        Member,
210 University Blvd.                      Chancellor and Professor of                            Board of
Suite 800                                 Chemistry-Department of                                Directors,
Denver,CO 80206                           Chemistry, of Colorado State                           Adolph Coors
                                          University. Formerly Executive                         Company
DOB:1941                                  Vice President and Provost                             (brewing
                                          (1983 to 1990), Academic Vice                          company)
                                          President and Provost (1981 to                         (since 1998);
                                          1983) and Professor of                                 Member,
                                          Chemistry (1981 to 1990) of                            Board of
                                          Washington State University.                           Directors,
                                          Vice President and University                          Dominion
                                          Dean for Graduate Studies and                          Industrial
                                          Research and Professor of                              Capital Bank
                                          Chemistry of the University of                         (1999 to
                                          Cincinnati (1977 to 1981).                             2000);
                                                                                                 Member,
                                                                                                 Board of
                                                                                                 Directors,
                                                                                                 Centennial
                                                                                                 Bank of the
                                                                                                 West (since
                                                                                                 2001)

             Berger Funds o March 31, 2002 International CORE Semi-Annual Report

28

FUND TRUSTEES AND OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

                         POSITION(S)
                         HELD WITH                                                  NUMBER
                         THE TRUST,                                                 OF FUNDS
                         TERM OF                                                    IN FUND
                         OFFICE AND                                                 COMPLEX        OTHER
                         LENGTH OF                                                  OVERSEEN       DIRECTORSHIPS
NAME,ADDRESS             TIME             PRINCIPAL OCCUPATIONS DURING              BY             HELD BY
AND AGE                  SERVED           THE PAST 5 YEARS                          TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
----------------------------------------------------------------------------------------------------------------
Jack R. Thompson*        President        February 1999 to May 1999)                   23        Audit
210 University Blvd.     and Trustee      of Berger Growth Fund and                              Committee
Suite 800                of the Trust     Berger Large Cap Growth Fund.                          Member of
Denver, CO 80206         (since May       President and a trustee since                          the Public
                         1999)            May 1999 (Executive Vice                               Employees'
DOB: 1949                                 President from February 1999                           Retirement
                                          to May 1999) of Berger                                 Association of
                                          Investment Portfolio Trust,                            Colorado
                                          Berger Institutional Products                          (pension plan)
                                          Trust, Berger Worldwide Funds                          (from
                                          Trust, Berger Worldwide                                November
                                          Portfolios Trust and Berger                            1997 to
                                          Omni Investment Trust.                                 December
                                          President and Chief Executive                          2001).
                                          Officer (since June 1999)
                                          (Executive Vice President from
                                          February 1999 to June 1999)
                                          of Berger Financial Group LLC
                                          (formerly Berger LLC).
                                          Director, President and Chief
                                          Executive Office of Stilwell
                                          Management, Inc. (since
                                          September 1999). President
                                          and Chief Executive Officer of
                                          Berger/Bay Isle LLC (since May
                                          1999). Self-employed as a
                                          consultant from July 1995 through
                                          February 1999. Director of
                                          Wasatch Advisors (investment
                                          management) from February
                                          1997 to February 1999.


* Mr.Thompson is considered an interested person of the Trust due to his positions held at Berger Financial Group LLC (or its affiliated companies).


Berger Funds o March 31, 2002 International CORE Semi-Annual Report

                                                        International CORE Fund

================================================================================

                         POSITION(S)
                         HELD WITH
                         THE TRUST,
                         TERM OF
                         OFFICE AND
                         LENGTH OF
NAME,ADDRESS             TIME             PRINCIPAL OCCUPATIONS DURING
AND AGE                  SERVED           THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
OFFICERS OF THE TRUST
-------------------------------------------------------------------------------------------------------
Jay W.Tracey,CFA*        Executive        Executive Vice President of the Berger Funds (since August
210 University Blvd.     Vice             2000). Executive Vice President and Chief Investment
Suite 800                President        Officer of Berger Financial Group LLC (since June 2000).
Denver, CO 80206         of the Trust     Portfolio manager of the Berger Growth Fund (since August
                         (since Aug.      2000); team portfolio manager of the Berger Select Fund
DOB: 1954                2000) and        (since June 2000) and the Berger Large Cap Growth Fund
                         Portfolio        (from January 2001 through December 2001). Team portfolio
                         Manager          manager (since December 2001) of the Berger Mid Cap
                         (since June      Growth Fund and team interim portfolio manager (since
                         2000)            December 2001) of the Berger New Generation Fund.
                                          Formerly, Vice President and portfolio manager at
                                          OppenheimerFunds,Inc.(September 1994 to May 2000).
-------------------------------------------------------------------------------------------------------
Janice M. Teague*        Vice             Vice President (since November 1998) and Assistant
210 University Blvd.     President        Secretary (since February 2000 and previously from
Suite 800                of the Trust     September 1996 to November 1998) and Secretary
Denver, CO 80206         (since           (November 1998 to February 2000) of the Berger Funds.
                         November         Vice President (since October 1997), Secretary (since
DOB: 1954                1998) and        November 1998) and Assistant Secretary (October 1996
                         Assistant        through November 1998) with Berger Financial Group LLC.
                         Secretary        Vice President and Secretary with Berger Distributors LLC
                         (since           (since August 1998). Vice President and Secretary of Bay
                         February         Isle Financial LLC (since January 2002). Formerly,
                         2000)            self-employed as a business consultant (from June 1995
                                          through September 1996).
-------------------------------------------------------------------------------------------------------
Andrew J. Iseman*        Vice             Vice President of the Berger Funds (since March 2001).
210 University Blvd.     President        Vice President (since September 1999) and Chief Operating
Suite 800                of the Trust     Officer (since November 2000) of Berger Financial Group
Denver,CO 80206          (since Mar.      LLC. Manager (since September 1999) and Director (June
                         2001)            1999 to September 1999) of Berger Distributors LLC. Vice
DOB: 1964                                 President-Operations (February 1999 to November 2000) of
                                          Berger Financial Group LLC. Associate (November 1998 to
                                          February 1999) with DeRemer & Associates (a consulting
                                          firm). Vice President-Operations (February 1997 to
                                          November 1998) and Director of Research and Development
                                          (May 1996 to February 1997) of Berger Financial Group LLC.
-------------------------------------------------------------------------------------------------------
Anthony R. Bosch*        Vice             Vice President of the Berger Funds (since February 2000).
210 University Blvd.     President        Vice President (since June 1999) and Chief Legal Officer
Suite 800                of the           (since August 2000) with Berger Financial Group LLC. Vice
Denver, CO 80206         Trust            President and Chief Compliance Officer with Berger
                         (since Feb.      Distributors LLC (since September 2001). Vice President of
DOB: 1965                2000)            Bay Isle Financial LLC (since January 2002). Formerly,
                                          Assistant Vice President of Federated Investors, Inc.
                                          (December 1996 through May 1999),and Attorney with the
                                          U.S. Securities and Exchange Commission (June 1990
                                          through December 1996).


            Berger Funds o March 31, 2002 International CORE Semi-Annual Report

30

FUND TRUSTEES AND OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

                         POSITION(S)
                         HELD WITH
                         THE TRUST,
                         TERM OF
                         OFFICE AND
                         LENGTH OF
NAME,ADDRESS             TIME             PRINCIPAL OCCUPATIONS DURING
AND AGE                  SERVED           THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
OFFICERS OF THE TRUST
-------------------------------------------------------------------------------------------------------
Brian S. Ferrie*         Vice             Vice President of the Berger Funds (since November 1998).
210 University Blvd.     President        Vice President (since February 1997),Treasurer and Chief
Suite 800                of the           Financial Officer (since March 2001) and Chief Compliance
Denver, CO 80206         Trust            Officer (from August 1994 to March 2001) with Berger
                         (since Nov.      Financial Group LLC. Vice President (since May 1996),
DOB: 1958                1998)            Treasurer and Chief Financial Officer (since March 2001)
                                          and Chief Compliance Officer (from May 1996 to September
                                          2001) with Berger Distributors LLC.
-------------------------------------------------------------------------------------------------------
John A. Paganelli*       Vice             Vice President (since November 1998), Treasurer (since
210 University Blvd.     President        March 2001) and Assistant Treasurer (November 1998 to
Suite 800                (since Nov.      March 2001) of the Berger Funds. Vice President (since
Denver, CO 80206         1998) and        November 1998) and Manager of Accounting (January
                         Treasurer        1997 through November 1998) with Berger Financial Group
DOB: 1967                (since Mar.      LLC. Formerly, Manager of Accounting (December 1994
                         2001) of         through October 1996) and Senior Accountant (November
                         the Trust        1991 through December 1994) with Palmeri Fund
                                          Administrators,Inc.
-------------------------------------------------------------------------------------------------------
Sue Vreeland*            Secretary        Secretary of the Berger Funds (since February 2000).
210 University Blvd.     of the Trust     Assistant Secretary of Berger Financial Group LLC and
Suite 800                (since Feb.      Berger Distributors LLC (since June 1999) and Bay Isle
Denver, CO 80206         2000)            Financial LLC (since December 2001). Formerly, Assistant
                                          Secretary of the Janus Funds (from March 1994 to May
DOB: 1948                                 1999), Assistant Secretary of Janus Distributors, Inc.
                                          (from June 1995 to May 1997) and Manager of Fund
                                          Administration for Janus Capital Corporation (from
                                          February 1992 to May 1999).
-------------------------------------------------------------------------------------------------------
David C. Price, CPA*     Assistant        Assistant Vice President (since March 2001) of the Berger
210 University Blvd.     Vice             Funds. Assistant Vice President-Compliance (since March
Suite 800                President        2001) with Berger Financial Group LLC. Formerly, Senior
Denver, CO               of the Trust     Auditor (July 1996 through August 1998) and Auditor
                         (since Mar.      (August 1993 through June 1996) with
DOB: 1969                2001)            PricewaterhouseCoopers LLP, a public accounting firm.
-------------------------------------------------------------------------------------------------------
Lance V. Campbell,       Assistant        Assistant Treasurer (since March 2001) of the Berger Funds.
210 University Blvd.     Treasurer        Assistant Vice President (since January 2002) and Manager
Suite 800                of the Trust     of Investment Accounting (August 1999 through January
Denver, CO 80206         (since Mar.      2002) with Berger Financial Group LLC. Formerly,Senior
                         2001)            Auditor (December 1998 through August 1999) and Auditor
DOB: 1972                                 (August 1997 through December 1998) with
                                          PricewaterhouseCoopers LLP, a public accounting firm,and
                                          Senior Fund Accountant (January 1996 through July 1997)
                                          with INVESCO Funds Group.


*Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds and/or of the Funds' adviser or sub-adviser.


Berger Funds o March 31, 2002 International CORE Semi-Annual Report

                                                                         CORESAR

March 31, 2002

International
Equity Fund
Semi-Annual Report

[BERGER FUNDS LOGO]

                                                                        Contents

TABLE OF CONTENTS
================================================================================

INTERNATIONAL EQUITY FUND

Portfolio Manager's Commentary ...........................................     4

Statement of Assets and Liabilities ......................................     7

Statement of Operations ..................................................     7

Statements of Changes in Net Assets ......................................     8

Notes to Financial Statements ............................................     9

Financial Highlights .....................................................    11

BERGER INTERNATIONAL PORTFOLIO

Schedule of Investments ..................................................    13

Statement of Assets and Liabilities ......................................    17

Statement of Operations ..................................................    18

Statements of Changes in Net Assets ......................................    19

Notes to Financial Statements ............................................    20

Fund Trustees and Officers (Unaudited) ...................................    24

This material must be preceded or accompanied by a prospectus for the Fund, which contains more complete information, including risks, fees and expenses. Please read it carefully before you invest.

Berger Distributors LLC (5/02) www.berger.com

                          March 31, 2002 International Equity Semi-Annual Report

4

INTERNATIONAL
EQUITY FUND
                                                    Ticker Symbol          BINTX
                                                    Fund Number              659
                                                    PORTFOLIO MANAGER COMMENTARY
                                                           BANK OF IRELAND ASSET
                                                          MANAGEMENT (U.S.) LTD.
================================================================================

MARKET CONDITIONS

The appearance of a possible economic recovery in the United States boosted prospects for other economies. Equity markets finished the first quarter 2002 in positive territory. In our opinion, the general upward market momentum has been fueled by a return of support for stocks in the financial, oil and consumer staple sectors, amid a perceived improvement in economic prospects. The telecommunications sector, however, has remained out-of-favor as capital spending plans among heavily indebted operators remain muted, and the widespread launch of next-generation mobile services still appears to be some time off. As earnings forecasts remained unclear, investors appeared to retain a preference for blue-chip global franchises.

Illustrative of the improving economic conditions, business confidence levels have risen to levels that were last seen in the early part of 2001. The German IFO survey has shown improvement in the last five consecutive months despite the fact that the economy contracted in the final quarter of 2001. Similar improvements took place in Italy and France. European consumer confidence levels lagged that of the United States, where the Conference Board survey recorded its highest reading in seven months. Japan remains the exception, however, as it continues to struggle with slack domestic demand, persistent deflation and near-record unemployment levels.

FUND PERFORMANCE

The International Equity Fund (the "Fund") returned 6.14% for the six-month period ended March 31, 2002, compared to a gain of 7.59% for its benchmark, the MSCI EAFE Index(1).

The Fund's strong gains in the fourth quarter 2001 are largely a result of a rebound in its technology, media and telecommunications (TMT) holdings. Telecommunications was the largest negative contributor the following quarter. Overall, the best-performing sectors this period were technology, consumer, oil and financials while healthcare and telecommunications lagged.

Among technology holdings, Canon, Inc. reported positive results, driven by strong sales in its laser printers, copiers and digital cameras. Koninklijke Philips Electronics NV, Europe's largest consumer electronics maker, bounced back solidly, particularly in the fourth quarter, amid optimism regarding its cost-reduction efforts and an anticipated recovery in demand. However, Vodafone Group PLC, the world's largest mobile operator, suffered as a result of poor handset and equipment sales and investor concern that the transition from voice to higher-margin data services will be postponed.

Consumer stocks Diageo PLC and Bayerische Motoren Werke AG posted strong results this period. Diageo, the world's largest distiller, is benefiting from its drive to become a focused-spirits company. Increasing sales and profits boosted BMW this period. The company continues to state that it expects sales volumes and earnings to increase again in 2002. Vivendi Universal SA, the world's second-largest media company, disappointed. A multi-billion dollar write-off due to acquisitions in 2001 and exposure to the telecommunications industry continued to put pressure on the company.

March 31, 2002 International Equity Semi-Annual Report

                                                       International Equity Fund

================================================================================

The share price of TotalFinaElf SA rose with the increase in crude oil prices from $20 to approximately $25 a barrel at the end of the first quarter. The company also benefited from cost reductions achieved through its acquisition of Petrofina and Elf Aquitaine in 1999.

Fund performance also benefited from Barclays PLC, one of the U.K's largest and better-performing banks, and National Australia Bank Ltd., that nation's largest. Swiss Re, however, had a bad first quarter after reporting its first annual loss in more than a century as a result of claims arising from the September 11 terrorist attacks. ACOM Co. Ltd., one of Japan's largest consumer finance companies, had a difficult six months due to factors attributable to the nation's prolonged economic slump.

In healthcare, GlaxoSmithKline PLC declined on news that three patents on one of its best-selling drugs, Augmentin, had been invalidated by U.S. courts. Aventis SA suffered in the fourth quarter as investors switched out of defensive holdings into more economically sensitive areas in anticipation of the sector's return to growth. We continue to hold both companies.

We added several traditionally defensive companies this period, including Allianz AG, Europe's largest insurance group; BP PLC; beverage manufacturer and marketer Foster's Group Ltd.

OUTLOOK

The slowdown in the U.S. economy had an adverse impact on its global trading partners, so the emergence of the economy from this recent downturn should be a boost to the global economy in general. Nowhere is this more apparent than in Japan, where a rise in exports could prove invaluable in stimulating the economy. Exports account for only about 10% of Japan's economy, however, so it is unlikely this nation can export itself out of trouble. As the global economy gains momentum, central banks are likely to reverse some actions taken last year. But, given the somewhat fragile nature of the recovery, we believe banks will be reluctant to aggressively raise rates. Inflation should be muted as capacity utilization levels provide plenty of slack and continuing weakness in labor markets limits wage pressure.

Despite improved economic and financial conditions, our views on international equity markets have not altered significantly. Market performance this quarter was relatively subdued as earnings and economic prospects caught up with valuation gains made in the fourth quarter 2001. We maintain our preference for quality companies that have produced solid earnings in the past and offer strong earnings visibility going forward. We do not believe there is much value to be found among cyclical stocks, which appear to be fully valued by the market at this time. In particular, we are monitoring market declines for opportunities to build positions in global companies at attractive prices.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The Morgan Stanley Capital International EAFE Index represents major overseas markets. The figures are shown gross of capital gains and dividends. One cannot invest directly in an index.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

                          March 31, 2002 International Equity Semi-Annual Report

6

INTERNATIONAL
EQUITY FUND
================================================================================

PERFORMANCE OVERVIEW

International Equity Fund - Growth of $1,000,000

                                    [GRAPH]

                                     3/31/02
International Equity Fund           $2,147,267

MSCI EAFE Index                     $1,815,659

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

One Year                                 (9.24)%

Five Year                                 1.94%

Ten Year                                  7.94%

Foreign investing involves special risks, such as currency fluctuations and political and economic uncertainty, which are discussed further in the prospectus. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund, net of fee waivers. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected.

The financial statements of the Berger International Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with this Fund's financial statements.

March 31, 2002 International Equity Semi-Annual Report

                                                       International Equity Fund

================================================================================
STATEMENT OF ASSETS AND LIABILITIES

                                                                                            March 31, 2002
                                                                                               (Unaudited)
----------------------------------------------------------------------------------------------------------
Assets
Investment in Berger International Portfolio ("Portfolio"), at value                            $5,348,612
----------------------------------------------------------------------------------------------------------
   Total Assets                                                                                  5,348,612
----------------------------------------------------------------------------------------------------------
Liabilities
Payable for fund shares redeemed                                                                 3,958,900
Accrued administrative services fee                                                                    452
----------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                             3,959,352
----------------------------------------------------------------------------------------------------------
Net Assets Applicable to Shares Outstanding                                                     $1,389,260
----------------------------------------------------------------------------------------------------------
Components of Net Assets
Capital (par value and paid in surplus)                                                         $1,946,251
Accumulated net investment loss                                                                    (25,572)
Undistributed net realized loss on securities
   and foreign currency transactions                                                              (779,238)
Net unrealized appreciation on securities and
   foreign currency transactions                                                                   247,819
----------------------------------------------------------------------------------------------------------
                                                                                                $1,389,260
----------------------------------------------------------------------------------------------------------
Shares Outstanding (Unlimited Shares Authorized, Par Value $0.01)                                  145,261
----------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                        $     9.56
----------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
                                                                                          Six Months Ended
                                                                                March 31, 2002 (Unaudited)
----------------------------------------------------------------------------------------------------------
Net Investment Income Allocated from Portfolio
   Dividends (net of foreign tax withholding of $3,598)                                         $   29,813
   Interest                                                                                            747
   Securities lending income                                                                         2,252
   Portfolio expenses (net of earnings and brokerage credits totaling $204)                        (25,644)
----------------------------------------------------------------------------------------------------------
     Net Investment Income Allocated from Portfolio                                                  7,168
----------------------------------------------------------------------------------------------------------
Fund Expenses
   Administrative services fee                                                                       3,100
----------------------------------------------------------------------------------------------------------
   Total Fund Expenses                                                                               3,100
----------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                           4,068
----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities and
   Foreign Currency Transactions Allocated from Portfolio
Net realized loss on securities and foreign currency transactions                                 (401,155)
Net change in unrealized appreciation on securities and
   foreign currency transactions                                                                   741,020
----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities and
   Foreign Currency Transactions Allocated from Portfolio                                          339,865
----------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                            $  343,933
----------------------------------------------------------------------------------------------------------

See notes to financial statements.

                          March 31, 2002 International Equity Semi-Annual Report

8

INTERNATIONAL
EQUITY FUND
================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                         Six Months Ended          Year Ended
                                                           March 31, 2002       September 30,
                                                              (Unaudited)                2001
---------------------------------------------------------------------------------------------
From Operations
Net investment income                                       $      4,068         $    180,580
Net realized loss on securities and foreign
    currency transactions allocated from Portfolio              (401,155)            (533,884)
Net change in unrealized appreciation (depreciation)
    on securities and foreign currency transactions
    allocated from Portfolio                                     741,020           (2,471,448)
---------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
    Resulting from Operations                                    343,933           (2,824,752)
---------------------------------------------------------------------------------------------
From Dividends and Distributions to Shareholders
Dividends from net investment income                            (232,687)             (11,189)
Distributions from net realized gains on securities
    and foreign currency transactions                                 --             (763,223)
---------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
    Distributions to Shareholders                               (232,687)            (774,412)
---------------------------------------------------------------------------------------------
From Fund Share Transactions
Proceeds from shares sold                                        120,428              175,328
Net asset value of shares issued in reinvestment of
    dividends and distributions                                   76,332              760,493
Payments for shares redeemed                                  (4,805,671)          (3,974,975)
---------------------------------------------------------------------------------------------
Net Decrease in Net Assets Derived from
    Fund Share Transactions                                   (4,608,911)          (3,039,154)
---------------------------------------------------------------------------------------------
Net Decrease in Net Assets                                    (4,497,665)          (6,638,318)
Net Assets
Beginning of period                                            5,886,925           12,525,243
---------------------------------------------------------------------------------------------
End of period                                               $  1,389,260         $  5,886,925
---------------------------------------------------------------------------------------------
Undistributed net investment income/
    (Accumulated net investment loss)                       $    (25,572)        $    203,047
---------------------------------------------------------------------------------------------
Transactions in Fund Shares
Shares sold                                                       12,950               14,627
Shares issued to shareholders in reinvestment of
    dividends and distributions                                    8,129               60,888
Shares redeemed                                                 (503,470)            (339,248)
---------------------------------------------------------------------------------------------
Net Decrease in Shares                                          (482,391)            (263,733)
Shares outstanding, beginning of period                          627,652              891,385
---------------------------------------------------------------------------------------------
Shares outstanding, end of period                                145,261              627,652
---------------------------------------------------------------------------------------------

See notes to financial statements.

March 31, 2002 International Equity Semi-Annual Report

                                                       International Equity Fund

NOTES TO FINANCIAL
STATEMENTS
March 31, 2002 (Unaudited)
================================================================================

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

International Equity Fund (the "Fund") is a series of the Berger Worldwide Funds Trust (the "Trust"), a Delaware business trust, organized on May 31, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Currently, the series comprising the Fund, Berger International Fund and Berger International CORE Fund, are the only series established under the Trust, although others may be added in the future.

The Fund invests all of its investable assets in the Berger International Portfolio (the "Portfolio"), the only series established under the Berger Worldwide Portfolios Trust. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (1% at March 31, 2002). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund. Since all of the Fund's assets are invested in the Portfolio, the performance of the Fund will be primarily derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENT VALUATION

Since the Fund will invest all of its investable assets in the Portfolio, the value of the Fund's invested assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which accompany the Fund's financial statements.

CALCULATION OF NET ASSET VALUE

The per share calculation of net asset value is determined by dividing the total value of the Fund's assets, less liabilities, by the total number of shares outstanding.

INCOME AND EXPENSES

As an investor in the Portfolio, the Fund is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses of the Portfolio. Income, realized and unrealized gains or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of the Fund relative to the other investors in the Portfolio. Expenses directly attributable to the Fund are charged against the operations of the Fund.

FEDERAL INCOME TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund's intention is to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders. Therefore, no income tax provision is required. The Fund may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

                          March 31, 2002 International Equity Semi-Annual Report

10

NOTES TO FINANCIAL
STATEMENTS
March 31, 2002 (Unaudited)
================================================================================

FEDERAL INCOME TAX STATUS

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders was as follows:

                                Ordinary                               Long-term
                                  Income                           Capital Gains
--------------------------------------------------------------------------------
                                $232,687                                      --
--------------------------------------------------------------------------------

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments of net operating losses and foreign currency transactions. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

At March 31, 2002, the Fund had capital loss carryovers in the amount of $1,872, expiring on September 30, 2009, which may be used to offset future realized gains for federal income tax purposes.

During the year ended September 30, 2001, the Fund incurred and elected to defer post-October 31 net capital and/or currency losses of $256,256 to the year ended September 30,2002.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  AGREEMENTS

Under an administrative services agreement with the Fund, Berger Financial Group LLC ("Berger", formerly Berger LLC) serves as the administrator of the Fund. Pursuant to such agreement, the Fund pays Berger a fee at an annual rate equal to the lesser of 0.10% of its average daily net assets or Berger's annual cost to provide or procure such services plus 0.01% of the Fund's average daily net assets. Under the agreement, Berger is responsible, at its own expense, for providing or procuring all administrative services reasonably necessary for the operation of the Fund.

State Street Bank and Trust Company ("State Street") has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the net asset value of the Fund, and to perform certain accounting and recordkeeping functions. The cost of such services are covered under the administrative services agreement with Berger, as mentioned above.

Certain officers and trustees of the Trust are also officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services. Such fees, which are allocated among the entire Berger Funds complex, are allocated directly to the Portfolio and, therefore, indirectly to the Fund.

March 31, 2002 International Equity Semi-Annual Report

                                                       International Equity Fund

FINANCIAL
HIGHLIGHTS
================================================================================
INTERNATIONAL EQUITY FUND
For a Share Outstanding Throughout the Period

                                                                                                                     Period from
                                         Six Months Ended                                                    October 11, 1996(1)
                                           March 31, 2002               Years Ended September 30,               to September 30,
                                              (Unaudited)         2001         2000           1999      1998                1997
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 9.38       $ 14.05      $ 12.75        $ 10.02    $11.64             $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
From investment operations
  Net investment income (loss)                     (0.11)         0.33         0.08          (0.15)     0.39                0.10
  Net realized and unrealized gains
   (losses) on securities and foreign
   currency transactions allocated
   from Portfolio                                   0.68         (4.03)        1.22           3.17     (1.28)               1.54
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    0.57         (3.70)        1.30           3.02     (0.89)               1.64
--------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (from net
   investment income)                              (0.39)        (0.01)          --          (0.28)    (0.14)                 --
  Distributions
   (from capital gains)                               --         (0.96)       (0.00)(7)      (0.01)    (0.59)                 --
--------------------------------------------------------------------------------------------------------------------------------
  Total dividends and distributions                (0.39)        (0.97)       (0.00)         (0.29)    (0.73)                 --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $ 9.56       $  9.38      $ 14.05        $ 12.75    $10.02             $ 11.64
--------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                     6.08%       (28.06)%      10.20%         30.36%    (7.77)%             16.40%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
  Net assets, end of period (in
   thousands)                                     $1,389       $ 5,887      $12,525        $10,187    $7,149             $ 6,343
  Net expense ratio to average net
   assets(4,5)                                      1.02%(2)      1.05%        1.07%          1.10%     1.08%               1.25%(2)
  Ratio of net investment income to
   average net assets                               0.14%(2)      1.93%        0.62%          0.65%     3.30%               1.03%(2)
  Gross expense ratio to average net
   assets(5)                                        1.02%(2)      1.05%        1.07%          1.11%     1.12%               1.34%(2)
  Portfolio turnover rate(3,6)                        15%           41%          31%            16%       17%                 17%

1.  Commencement of investment operations.

2.  Annualized.

3.  Not annualized.

4. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.

5. Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

6. Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

7.  Amount represents less than $0.01 per share.

See notes to financial statements.

                          March 31, 2002 International Equity Semi-Annual Report

12

================================================================================

                                     Berger
                             International Portfolio

                               Semi-Annual Report
                                 March 31, 2002

           The following pages should be read in conjunction with the
                            International Equity Fund
                               Semi-Annual Report.

March 31, 2002 International Equity Semi-Annual Report

                                                         International Portfolio
BERGER
INTERNATIONAL PORTFOLIO
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                 March 31, 2002
---------------------------------------------------------------------------------------------------------------
Country/Shares             Company                              Industry                                  Value
---------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.31%)
Australia (3.47%)
  235,614                  Brambles Industries Ltd.             Transport                         $   1,194,487
  425,658                  Foster's Group Ltd.                  Restaurants/Pubs/Breweries            1,051,716
  103,560                  National Australia Bank Ltd.         Banks                                 1,888,398
  195,188                  News Corp. Ltd.                      Media & Photography                   1,366,607
  228,470                  Westpac Banking Corp. Ltd.           Banks                                 1,903,219
---------------------------------------------------------------------------------------------------------------
                                                                                                      7,404,427
---------------------------------------------------------------------------------------------------------------

Finland (0.66%)
   66,985                  Nokia Oyj                            Information Technology Hardware       1,412,944
---------------------------------------------------------------------------------------------------------------

France (10.57%)
  103,065                  Alcatel Alsthom                      Information Technology Hardware       1,467,872
   87,696                  Aventis SA                           Pharmaceuticals                       6,046,426
  156,612                  AXA                                  Insurance                             3,527,079
   20,530                  Lafarge SA                           Construction & Building Materials     1,831,920
   45,408                  TotalFinaElf SA - Class B            Oil & Gas                             6,996,799
   68,065                  Vivendi Universal SA                 Diversified Industrials               2,641,543
---------------------------------------------------------------------------------------------------------------
                                                                                                     22,511,639
---------------------------------------------------------------------------------------------------------------

Germany (6.28%)
    8,717                  Allianz AG - Reg.                    Insurance                             2,071,684
   87,190                  Bayer AG                             Chemicals - Commodity                 2,948,842
    8,682                  Bayerische Hypo-
                           Und Vereinsbank AG                   Banks                                   317,441
   88,410                  Bayerische Motoren
                           Werke AG                             Automobiles                           3,511,928
   89,108                  E.On AG                              Diversified Industrials               4,526,383
---------------------------------------------------------------------------------------------------------------
                                                                                                     13,376,278
---------------------------------------------------------------------------------------------------------------

Hong Kong (2.57%)
  254,000                  Cheung Kong (Holdings) Ltd.          Real Estate                           2,271,419
7,912,000                  Petrochina Co. Ltd.                  Oil & Gas                             1,623,026
  208,000                  Sun Hung Kai Properties Ltd.         Real Estate                           1,580,051
---------------------------------------------------------------------------------------------------------------
                                                                                                      5,474,496
---------------------------------------------------------------------------------------------------------------

Italy (3.76%)
  275,332                  ENI S.p.A.                           Oil & Gas                             4,026,797
  484,802                  Telecom Italia S.p.A.                Telecommunications Services           3,984,099
---------------------------------------------------------------------------------------------------------------
                                                                                                      8,010,896
---------------------------------------------------------------------------------------------------------------

Japan (14.28%)
   19,900                  ACOM Co. Ltd.+                       Specialty & Other Finance             1,203,287
  164,000                  Canon, Inc.+                         Electronic & Electrical Equipment     6,083,462
---------------------------------------------------------------------------------------------------------------

                          March 31, 2002 International Equity Semi-Annual Report

14

BERGER
INTERNATIONAL PORTFOLIO
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                 March 31, 2002
---------------------------------------------------------------------------------------------------------------
Country/Shares             Company                              Industry                                  Value
---------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.31%) - CONTINUED
Japan (14.28%) - continued
   72,000                  Fuji Photo Film Co. Ltd.             Media & Photography               $   2,263,656
  356,000                  Hitachi Ltd.                         Information Technology Hardware       2,600,852
   62,900                  Honda Motor Co. Ltd.                 Automobiles                           2,641,482
   27,000                  Hoya Corp.                           Electronic & Electrical Equipment     1,887,058
    2,600                  Murata Manufacturing
                           Co. Ltd.                             Information Technology Hardware         166,623
  170,000                  NEC Corp.                            Information Technology Hardware       1,415,011
   16,800                  Nintendo Co. Ltd.                    Entertainment/Leisure/Toys            2,469,936
      895                  NTT DoCoMo, Inc.+                    Telecommunications Services           2,423,825
    8,600                  Rohm Co. Ltd.                        Information Technology Hardware       1,290,308
   13,300                  SMC Corp.                            Engineering & Machinery               1,569,307
   33,400                  Sony Corp.                           Household Goods & Textiles            1,735,032
   66,000                  Takeda Chemical
                           Industries Ltd.                      Pharmaceuticals                       2,672,145
---------------------------------------------------------------------------------------------------------------
                                                                                                     30,421,984
---------------------------------------------------------------------------------------------------------------

Netherlands (13.21%)
  203,140                  ABN Amro Holdings NV                 Banks                                 3,849,884
  138,387                  Elsevier NV                          Media & Photography                   1,850,462
   45,577                  Fortis NV                            Banks                                 1,012,162
   34,442                  Heineken NV                          Beverages                             1,400,229
  292,504                  ING Groep NV                         Banks                                 7,944,749
  188,730                  Koninklijke Ahold NV                 Food & Drug Retailers                 4,942,111
  161,761                  Koninklijke Philips
                           Electronics NV                       Household Goods & Textiles            4,924,512
   60,590                  TPG NV                               Support Services                      1,256,952
   30,560                  VNU NV                               Media & Photography                     968,386
---------------------------------------------------------------------------------------------------------------
                                                                                                     28,149,447
---------------------------------------------------------------------------------------------------------------

Portugal (0.28%)
  285,570                  Electricidade de Portugal SA         Electricity                             594,161
---------------------------------------------------------------------------------------------------------------

Singapore (0.35%)
   56,000                  Singapore Press Holdings Ltd.        Media & Photography                     747,092
---------------------------------------------------------------------------------------------------------------

South Korea (0.86%)
   32,702                  Pohang Iron & Steel Co. -
                           Spon. ADR                            Steel & Other Materials                 855,157
    7,142                  Samsung Electronics Co. Ltd.         Electronic & Electrical Equipment       978,454
---------------------------------------------------------------------------------------------------------------
                                                                                                      1,833,611
---------------------------------------------------------------------------------------------------------------

March 31, 2002 International Equity Semi-Annual Report

                                                         International Portfolio

================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                 March 31, 2002
---------------------------------------------------------------------------------------------------------------
Country/Shares             Company                              Industry                                  Value
---------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.31%) - CONTINUED
Spain (3.00%)
  434,872                  Banco Santander Central
                           Hispano SA                          Banks                               $  3,634,347
  245,964                  Telefonica SA *                     Telecommunications Services            2,751,491
---------------------------------------------------------------------------------------------------------------
                                                                                                      6,385,838
---------------------------------------------------------------------------------------------------------------

Sweden (0.46%)
  230,540                  Telefonaktiebolaget LM
                           Ericsson - Class B                  Information Technology Hardware          973,549
---------------------------------------------------------------------------------------------------------------

Switzerland (11.69%)
   32,305                  Nestle SA Reg.                      Food Producers & Processors            7,172,496
   96,924                  Novartis AG Reg.                    Pharmaceuticals                        3,806,187
   44,032                  Roche Holding                       Pharmaceuticals                        3,417,741
   61,637                  Swiss Re Reg.                       Insurance                              5,662,408
   98,571                  UBS AG Reg.                         Banks                                  4,845,164
---------------------------------------------------------------------------------------------------------------
                                                                                                     24,903,996
---------------------------------------------------------------------------------------------------------------

United Kingdom (27.87%)
   83,990                  3i Group PLC                        Investment Co.                           941,266
   42,855                  Astrazeneca PLC                     Pharmaceuticals                        2,127,960
  197,825                  Barclays PLC                        Banks                                  6,112,952
   59,987                  Boots Co. PLC                       Retail Trade                             574,460
  307,355                  BP PLC                              Oil & Gas                              2,735,460
   47,795                  British American
                           Tobacco PLC                         Tobacco                                  459,406
  295,233                  Cadbury Schweppes PLC               Food Producers & Processors            2,037,947
  334,098                  Compass Group PLC                   Restaurants/Pubs/Breweries             2,236,052
  394,746                  Diageo PLC                          Beverages                              5,160,247
  279,439                  GlaxoSmithKline PLC                 Pharmaceuticals                        6,581,617
  338,573                  Hilton Group PLC                    Leisure, Entertainment, & Hotels       1,201,704
  182,370                  HSBC Holdings PLC                   Commercial Banks & Other Banks         2,108,723
  580,365                  Lloyds TSB Group PLC                Banks                                  5,958,632
  311,815                  Prudential Corp. PLC                Life Assurance                         3,143,695
  158,150                  Reuters Group PLC                   Media & Photography                    1,219,489
   59,000                  RMC Group PLC                       Construction & Building Materials        560,387
  730,200                  Shell Transport And
                           Trading Co. PLC                     Oil & Gas                              5,438,181
   60,216                  Smiths Group PLC                    Aerospace & Defense                      695,413
  441,448                  Tesco PLC                           Food & Drug Retailers                  1,514,979
  144,600                  TI Automotive Ltd. -
                           Ordinary A Shares*@o                Automobile Components                         --
  371,646                  Unilever PLC                        Food Producers & Processors            2,974,239
2,142,045                  Vodafone Group PLC                  Telecommunications Services            3,957,729

                          March 31, 2002 International Equity Semi-Annual Report

16

BERGER
INTERNATIONAL PORTFOLIO
================================================================================
SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                                                 March 31, 2002
---------------------------------------------------------------------------------------------------------------
Country/Shares/
Par Value                  Company                              Industry                                  Value
---------------------------------------------------------------------------------------------------------------
COMMON STOCK (99.31%) - CONTINUED
United Kingdom (27.87%) - continued
  143,050                  WPP Group PLC                       Media & Photography                 $  1,633,700
---------------------------------------------------------------------------------------------------------------
                                                                                                     59,374,238
---------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost $203,604,911 )                                                             211,574,596
---------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT (0.26%)
 $565,000                  State Street Repurchase Agreement, 1.73% dated March 28, 2002, to be repurchased at $565,109 on April 1, 2002, collateralized by
                           FFCB Agency Note, 3.01% - September 26, 2003 with a value of
                           $577,100                                                                     565,000
---------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $565,000)                                                                                         565,000
---------------------------------------------------------------------------------------------------------------
Total Investments (Cost $204,169,911) (99.57%)                                                      212,139,596
Total Other Assets, Less Liabilities (0.43%)                                                            911,240
---------------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                               $213,050,836
---------------------------------------------------------------------------------------------------------------

Outstanding Forward Foreign Currency Contracts

                                                                                                    Unrealized
                                    Contract      Maturity                    Value on            Appreciation/
          Currency                    Amount          Date              March 31, 2002            (Depreciation)
---------------------------------------------------------------------------------------------------------------
Sell     Japanese Yen           $ 47,632,000       4/15/02                  $  359,428                $  (4,495)
Sell     Japanese Yen            109,973,000       4/15/02                     829,848                      936
Sell     Japanese Yen            277,869,000       4/22/02                   2,097,477                    2,818
Sell     Japanese Yen            259,945,000       5/13/02                   1,964,484                   56,908
Sell     Japanese Yen            203,388,000        6/3/02                   1,538,915                  (20,754)
Sell     Japanese Yen            316,658,000       6/28/02                   2,399,079                   (7,853)
---------------------------------------------------------------------------------------------------------------
                                                                            $9,189,231                $  27,560
---------------------------------------------------------------------------------------------------------------

* Non-income producing security.
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Portfolio's trustees.
+ - Security is designated as collateral for forward foreign currency contracts. ADR - American Depositary Receipt.
FFCB - Federal Farm Credit Bank.
PLC - Public Limited Company.

o Schedule of Restricted Securities and/or Illiquid Securities

                                                           Fair Value
                          Date                   Fair       as a %
                        Acquired       Cost      Value    of Net Assets
--------------------------------------------------------------------------------
TI Automotive Ltd. -
A Shares
  Common Stock          6/30/2001       $0         $0         0.00%

See notes to financial statements.

March 31, 2002 International Equity Semi-Annual Report

                                                         International Portfolio

================================================================================
STATEMENT OF ASSETS AND LIABILITIES

                                                                  March 31, 2002
                                                                     (Unaudited)
--------------------------------------------------------------------------------
Assets
Investments, at cost                                                $204,169,911
--------------------------------------------------------------------------------
Investments, at value                                               $212,139,596(1)
Cash                                                                       1,310
Foreign cash (cost $70,627)                                               70,665
Receivables
   Investment securities sold                                          1,046,184
   Contributions                                                       3,324,594
   Dividends                                                           1,048,614
   Interest                                                                  109
Other investments (Note 3)                                            50,348,297
Net unrealized appreciation on forward currency contracts                 27,560
--------------------------------------------------------------------------------
   Total Assets                                                      268,006,929
--------------------------------------------------------------------------------
Liabilities
Payables
   Investment securities purchased                                       186,116
   Fund shares redeemed                                                4,212,948
   Interest                                                                1,454
   Securities loaned                                                  50,348,297
Accrued investment advisory fees                                         155,541
Accrued custodian and accounting fees                                     23,677
Accrued audit fees                                                        28,060
--------------------------------------------------------------------------------
   Total Liabilities                                                  54,956,093
--------------------------------------------------------------------------------
Net Assets                                                          $213,050,836
--------------------------------------------------------------------------------

(1) Includes securities on loan with a value totaling $47,897,823.

See notes to financial statements.

                          March 31, 2002 International Equity Semi-Annual Report

18

BERGER
INTERNATIONAL PORTFOLIO
================================================================================
STATEMENT OF OPERATIONS

                                                                                             Six Months Ended
                                                                                    March 31, 2002 (Unaudited)
-------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends (net of foreign taxes withheld)                                                     $  1,180,141
   Interest                                                                                            31,244
   Securities lending income                                                                           90,702
-------------------------------------------------------------------------------------------------------------
   Total Income                                                                                     1,302,087
-------------------------------------------------------------------------------------------------------------
Expenses
   Investment advisory fees                                                                           978,048
   Accounting fees                                                                                     29,582
   Custodian fees                                                                                      38,309
   Audit fees                                                                                          18,702
   Legal fees                                                                                           1,999
   Trustees' fees and expenses                                                                          9,554
   Interest expense                                                                                    12,084
   Other expenses                                                                                         547
-------------------------------------------------------------------------------------------------------------
   Gross Expenses                                                                                   1,088,825
   Less fees paid indirectly                                                                           (7,336)
   Less earnings credits                                                                                 (985)
-------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                                     1,080,504
-------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                                              221,583
-------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities and
   Foreign Currency Transactions
Net realized loss on securities and foreign currency transactions                                 (16,235,309)
Net change in unrealized appreciation on securities and foreign currency transactions              32,285,531
-------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Securities and Foreign Currency Transactions                   16,050,222
-------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                             $ 16,271,805
-------------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                           $    146,430
=============================================================================================================

See notes to financial statements.

March 31, 2002 International Equity Semi-Annual Report

                                                         International Portfolio

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           Six Months Ended      Year Ended
                                                                                             March 31, 2002     September 30,
                                                                                                 (Unaudited)            2001
----------------------------------------------------------------------------------------------------------------------------
From Operations
Net Investment Income                                                                         $     221,583    $   5,872,111
Net realized loss on securities and foreign currency transactions                               (16,235,309)     (17,430,588)
Net change in unrealized appreciation (depreciation) on securities and foreign currency
  transactions                                                                                   32,285,531      (72,926,505)
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                  16,271,805      (84,484,982)
----------------------------------------------------------------------------------------------------------------------------
From Transactions in Investors' Beneficial Interest
Contributions                                                                                   190,252,547      753,515,376
Withdrawals                                                                                    (229,625,691)    (744,646,177)
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Investors' Beneficial Interest
  Transactions                                                                                  (39,373,144)       8,869,199
----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets                                                                      (23,101,339)     (75,615,783)
Net Assets
Beginning of period                                                                             236,152,175      311,767,958
----------------------------------------------------------------------------------------------------------------------------
End of period                                                                                 $ 213,050,836    $ 236,152,175
----------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Period from
                                                   Period Ended                                              October 11, 1996(1)
                                                 March 31, 2002             Years Ended September 30,           to September 30,
                                                     (Unaudited)   2001        2000         1999       1998                1997
-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data

Net assets, end of period (in thousands)            $213,051     $236,152    $311,768    $265,211   $177,596      $122,217
Net expense ratio to Average Net Assets(3)              1.02%(2)     0.95%       0.97%       1.00%      1.00%         0.89%(2)
Ratio of net investment income to average net assets    0.21%(2)     2.04%       0.73%       0.75%      3.45%         1.63%(2)
Gross expense ratio to average net assets               1.02%(2)     0.95%       0.97%       1.01%      1.04%         1.10%(2)
Portfolio turnover rate(4)                                15%          41%         31%         16%        17%           17%

1.  Commencement of investment operations.

2.  Annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

4.  Not annualized.

See notes to financial statements.

                          March 31, 2002 International Equity Semi-Annual Report

20

BERGER
INTERNATIONAL PORTFOLIO
================================================================================

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is the only series established under the Berger Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. Currently there are three investors in the Portfolio: the Berger International Fund, the International Equity Fund and the Berger International CORE Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

FEDERAL INCOME TAXES

The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

March 31, 2002 International Equity Semi-Annual Report

                                                         International Portfolio

NOTES TO FINANCIAL
STATEMENTS
March 31, 2002 (Unaudited)
================================================================================

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium (see "Change in Accounting Principle" note). Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

CHANGE IN ACCOUNTING PRINCIPLE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and is effective for fiscal years beginning after December 15, 2000. Effective October 1, 2001, the Portfolio adopted the provisions of the Guide and, as a result, amortizes discount and premium on debt securities. Prior to October 1, 2001, the Portfolio did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Portfolio. Additionally, the effect of this change had no material impact on the Portfolio's components of net assets or on its changes in net assets from operations for the period ended March 31, 2002.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  AGREEMENTS

Berger Financial Group LLC ("Berger", formerly Berger LLC) serves as investment advisor to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to Berger according to the following schedule:

Average Daily Net Assets                                            Annual Rate
--------------------------------------------------------------------------------
First $500 million                                                          .85%
Next $500 million                                                           .80%
Over $1 billion                                                             .75%
--------------------------------------------------------------------------------

The investment advisory fee is accrued daily and paid monthly. Berger has delegated the day-to-day investment management of the Portfolio to Bank of Ireland Asset Management (U.S.) Limited ("BIAM"). Berger pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio. Berger is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio.

The Portfolio has entered into custody, recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreements provide for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other funds in the Berger Funds complex. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by State Street as custodian.

Certain officers and trustees of the Trust are also officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among all of the funds in the Berger Funds complex. The Portfolio's portion of the trustees' fees and expenses for the year ended March 31, 2002, totaled $9,554.

                          March 31, 2002 International Equity Semi-Annual Report

22

NOTES TO FINANCIAL
STATEMENTS
March 31, 2002 (Unaudited)
================================================================================

The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds managed by Berger until distribution in accordance with the Plan.

3.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) during the period ended March 31, 2002 were as follows:

Purchases                    Sales
--------------------------------------
$33,111,704                $60,117,476
--------------------------------------

There were no purchases or sales of long-term U.S. government securities during the year ended March 31, 2002.

UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES

At March 31, 2002, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held were as follows:

                    Gross Unrealized     Gross Unrealized                  Net
Federal Tax Cost        Appreciation         Depreciation         Appreciation
--------------------------------------------------------------------------------
 $205,506,837           $35,562,472         $(28,711,171)           $6,851,301
--------------------------------------------------------------------------------

FORWARD CURRENCY CONTRACTS

The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized and unrealized gains or losses on these securities are included in Net Realized and Unrealized Gain
(Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

SECURITIES LENDING

Under an agreement with State Street, the Portfolio has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Portfolio and State Street as lending agent.

March 31, 2002 International Equity Semi-Annual Report

                                                         International Portfolio

================================================================================

REPURCHASE AGREEMENTS

Repurchase agreements held by the Portfolio are fully collateralized by U.S. government and government agency securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Portfolio may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value of securities.

4.  LINE OF CREDIT

The Portfolio, along with certain other funds managed by Berger, is party to an ongoing agreement with State Street that allows these funds and the Portfolio, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee by the participating Berger Funds based on the average daily unused portion of the line of credit. At March 31, 2002, the Portfolio had no borrowings outstanding on the line of credit.

                          March 31, 2002 International Equity Semi-Annual Report

24

FUND TRUSTEES AND OFFICERS
(UNAUDITED)
================================================================================

The Fund is supervised by a board of trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. The Fund's board hires the companies that run day-to-day Fund operations, such as the investment adviser, administrator, transfer agent and custodian. The following table provides information about each of the trustees and officers of the Trust.

                          POSITION(S)
                          HELD WITH                                                   NUMBER
                          THE TRUST,                                                  OF FUNDS
                          TERM OF                                                     IN FUND
                          OFFICE AND                                                  COMPLEX         OTHER
                          LENGTH OF                                                   OVERSEEN        DIRECTORSHIPS
NAME, ADDRESS             TIME             PRINCIPAL OCCUPATIONS DURING               BY              HELD BY
AND AGE                   SERVED           THE PAST 5 YEARS                           TRUSTEE         TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
Michael Owen              Chairman of the  Dean of Zayed University (since              23              n/a
210 University Blvd.      Board            September 2000). Formerly
Suite 800                                  self-employed as a financial and
Denver, CO 80206                           management consultant, and in real
                                           estate development (from June 1999
DOB: 1937                                  to September 2000). Dean (from 1993
                                           to June 1999), and a member of the
                                           Finance faculty (from 1989 to
                                           1993), of the College of Business,
                                           Montana State University. Formerly,
                                           Chairman and Chief Executive
                                           Officer of Royal Gold,Inc. (mining)
                                           (1976 to 1989).
-----------------------------------------------------------------------------------------------------------------------------
Dennis E. Baldwin          Trustee         President, Baldwin Financial                 23              n/a
210 University Blvd.                       Counseling (since July 1991).
Suite 800                                  Formerly, Vice President and Denver
Denver, CO 80206                           Office Manager of Merrill Lynch
                                           Capital Markets (1978 to 1990).
DOB: 1928
-----------------------------------------------------------------------------------------------------------------------------
Katherine A. Cattanach,    Vice Chair of   Managing Principal (since September          23              n/a
CFA                        the Board       1987), Sovereign Financial
210 University Blvd.                       Services, Inc. (investment
Suite 800                                  consulting firm). Executive Vice
Denver, CO 80206                           President (1981 to 1988), Captiva
                                           Corporation, Denver, Colorado
DOB: 1945                                  (private investment management
                                           firm). Ph.D. in Finance (Arizona
                                           State University).

March 31, 2002 International Equity Semi-Annual Report

                                                       International Equity Fund

================================================================================

                          POSITION(S)
                          HELD WITH                                                   NUMBER
                          THE TRUST,                                                  OF FUNDS
                          TERM OF                                                     IN FUND
                          OFFICE AND                                                  COMPLEX         OTHER
                          LENGTH OF                                                   OVERSEEN        DIRECTORSHIPS
NAME, ADDRESS             TIME             PRINCIPAL OCCUPATIONS DURING               BY              HELD BY
AND AGE                   SERVED           THE PAST 5 YEARS                           TRUSTEE         TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
Paul R. Knapp             Trustee          Executive Officer of DST                     23            Director and Vice
210 University Blvd.                       Systems, Inc. ("DST"), a publicly                          President
Suite 800                                  traded information and transaction                         (February 1998 to
Denver, CO 80206                           processing company, which acts as                          November 2000) of
                                           the Funds' transfer agent (since                           West Side
DOB: 1945                                  October 2000). DST is 33% owned by                         Investments,
                                           Stilwell Management Inc., which                            Inc. (investments), a
                                           owns approximately 89.5% of Berger                         wholly owned
                                           Financial Group LLC. Mr. Knapp owns                        subsidiary of DST
                                           common shares and options                                  Systems, Inc.
                                           convertible into common shares of
                                           DST Systems which, in the aggregate
                                           and assuming exercise of the
                                           options, would result in his owning
                                           less than 1/2 of 1% of DST System's
                                           common shares. Mr. Knapp is also
                                           President of Vermont Western
                                           Assurance, Inc., a wholly owned
                                           subsidiary of DST Systems (since
                                           December 2000). President, Chief
                                           Executive Officer and a director
                                           (September 1997 to October 2000) of
                                           DST Catalyst, Inc., an international
                                           financial markets consulting,
                                           software and computer services
                                           company, (now DST International, a
                                           subsidiary of DST). Previously
                                           (1991 to October 2000), Chairman,
                                           President, Chief Executive Officer
                                           and a director of Catalyst
                                           Institute (international public
                                           policy research organization
                                           focused primarily on financial
                                           markets and institutions); also
                                           (1991 to September 1997), Chairman,
                                           President, Chief Executive Officer
                                           and a director of Catalyst
                                           Consulting (international financial
                                           institutions business consulting
                                           firm).

                        March 31, 2002 International Equity Semi-Annual Report

26

FUND TRUSTEES AND OFFICERS
(UNAUDITED)(CONTINUED)
================================================================================

                          POSITION(S)
                          HELD WITH                                                   NUMBER
                          THE TRUST,                                                  OF FUNDS
                          TERM OF                                                     IN FUND
                          OFFICE AND                                                  COMPLEX         OTHER
                          LENGTH OF                                                   OVERSEEN        DIRECTORSHIPS
NAME, ADDRESS             TIME             PRINCIPAL OCCUPATIONS DURING               BY              HELD BY
AND AGE                   SERVED           THE PAST 5 YEARS                           TRUSTEE         TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
Harry T. Lewis, Jr.       Trustee          Lewis Investments (since June 23            23              Director, J.D. Edwards
210 University Blvd.                       1988) (self-employed private                                & Co. (1995 to March
Suite 800                                  investor). Formerly, Senior Vice                            2002); Director,
Denver, CO 80206                           President, Rocky Mountain Region,                           National Fuel
                                           of Dain Bosworth Incorporated and                           Corporation (oil & gas
DOB: 1933                                  member of that firm's Management                            production); Advisory
                                           Committee (1981 to 1988).                                   Director, Otologics,
                                                                                                       LLC, (implantable
                                                                                                       hearing aid) (since
                                                                                                       1999); Member of
                                                                                                       Community Advisory
                                                                                                       Board, Wells Fargo
                                                                                                       Bank-Denver
-----------------------------------------------------------------------------------------------------------------------------
William Sinclaire         Trustee          President (since January 1998),            23               n/a
210 University Blvd.                       Santa Clara LLC (privately owned
Suite 800                                  agricultural company). President
Denver, CO 80206                           (January 1963 to January 1998),
                                           Sinclaire Cattle Co. (privately
DOB: 1928                                  owned agricultural company).

March 31, 2002 International Equity Semi-Annual Report

                                                       International Equity Fund

================================================================================

                          POSITION(S)
                          HELD WITH                                                   NUMBER
                          THE TRUST,                                                  OF FUNDS
                          TERM OF                                                     IN FUND
                          OFFICE AND                                                  COMPLEX         OTHER
                          LENGTH OF                                                   OVERSEEN        DIRECTORSHIPS
NAME, ADDRESS             TIME             PRINCIPAL OCCUPATIONS DURING               BY              HELD BY
AND AGE                   SERVED           THE PAST 5 YEARS                           TRUSTEE         TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
Albert C. Yates           Trustee          President (since 1990), Chancellor          23             Member, Board of
210 University Blvd.                       and Professor of                                           Directors, Adolph
Suite 800                                  Chemistry-Department of Chemistry,                         Coors Company
Denver, CO 80206                           of Colorado State University.                              (brewing company)
                                           Formerly Executive Vice President                          (since 1998);
DOB: 1941                                  and Provost (1983 to 1990), Academic                       Member, Board of
                                           Vice President and Provost (1981 to                        Directors,
                                           1983) and Professor of Chemistry                           Dominion
                                           (1981 to 1990) of Washington State                         Industrial Capital
                                           University. Vice President and                             Bank (1999 to
                                           University Dean for Graduate                               2000); Member,
                                           Studies and Research and Professor                         Board of
                                           of Chemistry of the University of                          Directors,
                                           Cincinnati (1977 to 1981).                                 Centennial Bank of
                                                                                                      the West (since
                                                                                                      2001)


                        March 31, 2002 International Equity Semi-Annual Report

28

FUND TRUSTEES AND OFFICERS
(UNAUDITED)(CONTINUED)
================================================================================

                          POSITION(S)
                          HELD WITH                                                   NUMBER
                          THE TRUST,                                                  OF FUNDS
                          TERM OF                                                     IN FUND
                          OFFICE AND                                                  COMPLEX         OTHER
                          LENGTH OF                                                   OVERSEEN        DIRECTORSHIPS
NAME, ADDRESS             TIME             PRINCIPAL OCCUPATIONS DURING               BY              HELD BY
AND AGE                   SERVED           THE PAST 5 YEARS                           TRUSTEE         TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
-----------------------------------------------------------------------------------------------------------------------------
Jack R. Thompson*         President and    February 1999 to May 1999) of              23              Audit Committee
210 University Blvd.      Trustee of the   Berger Growth Fund and Berger Large                        Member of the
Suite 800                 Trust (since     Cap Growth Fund. President and a                           Public Employees'
Denver, CO 80206          May 1999)        trustee since May 1999 (Executive                          Retirement
                                           Vice President from February 1999                          Association of
DOB: 1949                                  to May 1999) of Berger Investment                          Colorado (pension
                                           Portfolio Trust, Berger                                    plan) (from
                                           Institutional Products Trust,                              November 1997 to
                                           Berger Worldwide Funds Trust,                              December 2001).
                                           Berger Worldwide Portfolios Trust
                                           and Berger Omni Investment Trust.
                                           President and Chief Executive
                                           Officer (since June 1999)
                                           (Executive Vice President from
                                           February 1999 to June 1999) of
                                           Berger Financial Group LLC
                                           (formerly Berger LLC). Director,
                                           President and Chief Executive
                                           Office of Stilwell Management, Inc.
                                           (since September 1999). President
                                           and Chief Executive Officer of
                                           Berger/Bay Isle LLC (since May
                                           1999). Self-employed as a consultant
                                           from July 1995 through February
                                           1999. Director of Wasatch Advisors
                                           (investment management) from
                                           February 1997 to February 1999.


* Mr. Thompson is considered an interested person of the Trust due to his positions held at Berger Financial Group LLC (or its affiliated companies).

March 31, 2002 International Equity Semi-Annual Report

                                                       International Equity Fund

================================================================================

                          POSITION(S)
                          HELD WITH
                          THE TRUST,
                          TERM OF
                          OFFICE AND
                          LENGTH OF
NAME, ADDRESS             TIME             PRINCIPAL OCCUPATIONS DURING
AND AGE                   SERVED           THE PAST 5 YEARS
-------------------------------------------------------------------------------
OFFICERS OF THE TRUST
-------------------------------------------------------------------------------
Jay W. Tracey, CFA*       Executive Vice   Executive Vice President of the
210 University Blvd.      President of     Berger Funds (since August 2000).
Suite 800                 the Trust        Executive Vice President and Chief
Denver, CO 80206          (since Aug.      Investment Officer of Berger
                          2000) and        Financial Group LLC (since June
DOB: 1954                 Portfolio        2000). Portfolio manager of the
                          Manager          Berger Growth Fund (since August
                          (since June      2000); team portfolio manager of the
                          2000)            Berger Select Fund (since June
                                           2000) and the Berger Large Cap
                                           Growth Fund (from January 2001
                                           through December 2001). Team
                                           portfolio manager (since December
                                           2001) of the Berger Mid Cap Growth
                                           Fund and team interim portfolio
                                           manager (since December 2001) of
                                           the Berger New Generation Fund.
                                           Formerly, Vice President and
                                           portfolio manager at
                                           OppenheimerFunds, Inc.(September
                                           1994 to May 2000).
-------------------------------------------------------------------------------
Janice M. Teague*         Vice President   Vice President (since November
210 University Blvd.      of the Trust     1998) and Assistant Secretary
Suite 800                 (since November  (since February 2000 and previously
Denver, CO 80206          1998) and        from September 1996 to November
                          Assistant        1998) and Secretary (November 1998
DOB: 1954                 Secretary        to February 2000) of the Berger
                          (since           Funds. Vice President (since
                          February 2000)   October 1997), Secretary (since
                                           November 1998) and Assistant
                                           Secretary (October 1996 through
                                           November 1998) with Berger
                                           Financial Group LLC. Vice President
                                           and Secretary with Berger
                                           Distributors LLC (since August
                                           1998). Vice President and Secretary
                                           of Bay Isle Financial LLC (since
                                           January 2002). Formerly,
                                           self-employed as a business
                                           consultant (from June 1995 through
                                           September 1996).
-------------------------------------------------------------------------------
Andrew J. Iseman*         Vice President   Vice President of the Berger Funds
210 University Blvd.      of the Trust     (since March 2001). Vice President
Suite 800                 (since Mar.      (since September 1999) and Chief
Denver, CO 80206          2001)            Operating Officer (since November
                                           2000) of Berger Financial Group
DOB: 1964                                  LLC. Manager (since September 1999)
                                           and Director (June 1999 to
                                           September 1999) of Berger
                                           Distributors LLC. Vice
                                           President-Operations (February 1999
                                           to November 2000) of Berger
                                           Financial Group LLC. Associate
                                           (November 1998 to February 1999)
                                           with DeRemer & Associates (a
                                           consulting firm). Vice
                                           President-Operations (February 1997
                                           to November 1998) and Director of
                                           Research and Development (May 1996
                                           to February 1997) of Berger
                                           Financial Group LLC.
-------------------------------------------------------------------------------
Anthony R. Bosch*         Vice President   Vice President of the Berger Funds
210 University Blvd.      of the Trust     (since February 2000). Vice
Suite 800                 (since Feb.      President (since June 1999) and
Denver, CO 80206          2000)            Chief Legal Officer (since August
                                           2000) with Berger Financial Group
DOB: 1965                                  LLC. Vice President and Chief
                                           Compliance Officer with Berger
                                           Distributors LLC (since September
                                           2001). Vice President of Bay Isle
                                           Financial LLC (since January 2002).
                                           Formerly, Assistant Vice President
                                           of Federated Investors, Inc.
                                           (December 1996 through May
                                           1999), and Attorney with the U.S.
                                           Securities and Exchange Commission
                                           (June 1990 through December 1996).

                        March 31, 2002 International Equity Semi-Annual Report

30

FUND TRUSTEES AND OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

                          POSITION(S)
                          HELD WITH
                          THE TRUST,
                          TERM OF
                          OFFICE AND
                          LENGTH OF
NAME, ADDRESS             TIME                PRINCIPAL OCCUPATIONS DURING
AND AGE                   SERVED              THE PAST 5 YEARS
-------------------------------------------------------------------------------
OFFICERS OF THE TRUST
-------------------------------------------------------------------------------
Brian S. Ferrie*          Vice President      Vice President of the
210 University Blvd.      of the Trust        Berger Funds (since
Suite 800                 (since Nov. 1998)   November 1998). Vice
Denver, CO 80206                              President (since February
                                              1997), Treasurer and Chief
DOB: 1958                                     Financial Officer (since
                                              March 2001) and Chief
                                              Compliance Officer (from
                                              August 1994 to March
                                              2001) with Berger
                                              Financial Group LLC.
                                              Vice President (since
                                              May 1996), Treasurer and
                                              Chief Financial Officer
                                              (since March 2001) and
                                              Chief Compliance Officer
                                              (from May 1996 to
                                              September 2001) with
                                              Berger Distributors LLC.
-------------------------------------------------------------------------------
John A. Paganelli*        Vice President      Vice President (since
210 University Blvd.      (since Nov.         November 1998),
Suite 800                 1998) and           Treasurer (since March
Denver, CO 80206          Treasurer (since    2001) and Assistant
                          Mar. 2001) of       Treasurer (November
DOB: 1967                 the Trust           1998 to March 2001) of
                                              the Berger Funds. Vice
                                              President (since
                                              November 1998) and
                                              Manager of Accounting
                                              (January 1997 through
                                              November 1998) with
                                              Berger Financial Group
                                              LLC. Formerly, Manager
                                              of Accounting (December
                                              1994 through October
                                              1996) and Senior
                                              Accountant (November
                                              1991 through December
                                              1994) with Palmeri Fund
                                              Administrators, Inc.
-------------------------------------------------------------------------------
Sue Vreeland*             Secretary of the    Secretary of the Berger
210 University Blvd.      Trust (since        Funds (since February
Suite 800                 Feb. 2000)          2000). Assistant
Denver, CO 80206                              Secretary of Berger
                                              Financial Group LLC and
DOB: 1948                                     Berger Distributors LLC
                                              (since June 1999) and
                                              Bay Isle Financial LLC
                                              (since December 2001).
                                              Formerly, Assistant
                                              Secretary of the Janus
                                              Funds (from March 1994
                                              to May 1999), Assistant
                                              Secretary of Janus
                                              Distributors, Inc. (from
                                              June 1995 to May 1997)
                                              and Manager of Fund
                                              Administration for
                                              Janus Capital
                                              Corporation (from
                                              February 1992 to May
                                              1999).
-------------------------------------------------------------------------------
David C. Price, CPA*      Assistant Vice      Assistant Vice
210 University Blvd.      President of the    President (since March
Suite 800                 Trust (since        2001) of the Berger
Denver, CO 80206          Mar. 2001)          Funds. Assistant Vice
                                              President-Compliance
DOB: 1969                                     (since March 2001) with
                                              Berger Financial Group
                                              LLC. Formerly, Senior
                                              Auditor (July 1996
                                              through August 1998)
                                              and Auditor (August
                                              1993 through June 1996) with
                                              PricewaterhouseCoopers
                                              LLP, a public accounting
                                              firm.
-------------------------------------------------------------------------------
Lance V. Campbell,        Assistant           Assistant Treasurer
CFA, CPA*                 Treasurer of the    (since March 2001) of
210 University Blvd.      Trust (since        the Berger Funds.
Suite 800                 Mar. 2001)          Assistant Vice
Denver, CO 80206                              President (since
                                              January 2002) and
DOB: 1972                                     Manager of Investment
                                              Accounting (August 1999
                                              through January 2002)
                                              with Berger Financial
                                              Group LLC. Formerly,
                                              Senior Auditor (December
                                              1998 through August 1999)
                                              and Auditor (August 1997
                                              through December 1998) with
                                              PricewaterhouseCoopers LLP, a
                                              public accounting firm, and
                                              Senior Fund Accountant (January
                                              1996 through July 1997) with
                                              INVESCO Funds Group.

* Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds and/or of the Funds' adviser or sub-adviser.

March 31, 2002 International Equity Semi-Annual Report

[BERGER FUNDS LOGO]                                                       IEFSAR